Exhibit 10.6

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

Dean Alexander, et al.,	Case No. 3:05-CV-38-EMC

Plaintiffs,

v.

FedEx Ground Package System, Inc.,

Defendant.

CLASS ACTION SETTLEMENT AGREEMENT

This Class Action Settlement Agreement (with the exhibits attached hereto, the “Agreement” or the “Settlement Agreement”) is made and entered into between Dean Alexander, Peter Allen, Albert Anaya, Suzanne Andrade, Jerrett Henderson, Ely Ines, Paul Infantino, Jorge Isla, Eric Jeppson, Gupertino Magana, Bernard Mendoza, Jesse Padilla, Marjorie Pontarolo, Joey Rodriguez, Dale Rose, Allan Ross, Agostino Scalercio, and Anthony Ybarra (collectively, the “Plaintiffs”), on behalf of themselves, the Certified Class, the Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class, as defined below, and Defendant FedEx Ground Package System, Inc. (“FXG”), collectively, the “Parties,” to settle, fully and finally, all of the Released Claims (as defined below). This Agreement is made in consideration of the following facts:

A. Certain disputes and differences have arisen between the Parties concerning FXG’s classification of package delivery drivers as independent contractors instead of employees. Plaintiffs allege that based upon this employment classification, they and the members of the Certified Class, the Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class were, among other things, unlawfully deprived of the benefits of the California labor laws, were not paid all wages due, and bore expenses that should have been borne by FXG.

B. Dean Alexander, et al. v. FedEx Ground Package System, Inc., Case No. 3:05-CV-38-EMC, is currently pending in the United States District Court for the Northern District of California (the “Lawsuit”). The Lawsuit had previously been part of multi-district litigation proceedings in the United States District Court for the Northern District of Indiana (the “MDL”). In the Fourth Amended Complaint, Plaintiffs bring thirteen claims for relief against FXG. They reiterate the claims for relief asserted in the Third Amended Complaint which remain in the case: (1) Failure to Reimburse in Violation of Labor Code § 2802; (2) Failure to Pay Overtime Compensation in Violation of California Labor Code §§ 510 and 1194 et seq. and For Late

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Payment of Wages in Violation of California Labor Code § 201 et seq.; (4) Illegal Deductions From Wages in Violation Of California Labor Code § 221 and 223; (5) For Unlawful Coercion in Violation of California Labor Code § 450 et seq.; (6) Fraud; (7) Unfair Business Practices in Violation of California Business and Professions Code §§ 17200 et seq.; (8) Injunctive Relief under Cal. Bus. & Prof. Code § 17203; (9) Declaratory Relief under the Declaratory Judgment Act, 28 U.S.C. § 2201; California Code of Civil Procedure § 1060; (10) For an Accounting; (11) Civil Penalties under Labor Code § 269((12) Wrongful Termination in Violation of Public Policy; and (13) Injunctive and Declaratory Relief for Waiver of Claims in Violation of California Civil Code § 1668. In addition, in the Third Cause of Action, the 17 original Plaintiffs reassert their individual claims for failure to provide meal and rest periods in violation of Labor Code Sections 226.7, 510 and IWC Wage Order 9, and Plaintiff Marjorie Pontarolo asserts a new class claim for violation of these statutes on behalf of a sub-class of Alexander class members who have continued to personally drive a vehicle on a full-time basis after August 1, 2011. FXG denies all of the allegations asserted in the Lawsuit and denies that it has committed any violation of law, misconduct, wrongdoing, or any other actionable conduct, and also denies that it has misclassified the Plaintiffs or the members of the Certified Class or Overtime Sub-Class, or the Meal and Rest Period Settlement Sub-Class.

C. The MDL Court certified certain of Plaintiffs’ state-law claims (i.e., claims 1, 2, 4, 5, 7–9) and later ruled on the Parties’ motions for summary adjudication that the class members and overtime sub-class members were independent contractors under California law. On or around May 27, 2011, the Judicial Panel on Multidistrict Litigation ordered that this case be remanded back to the Northern District of California for all future proceedings.

D. After further discovery on remand, the parties settled Family Medical Leave Act-related claims that had been included in Plaintiffs’ Third Amended Complaint.

E. Plaintiffs appealed the MDL Court’s ruling on independent contractor/employee status to the United States Court of Appeals for the Ninth Circuit and FXG conditionally cross-appealed (the “Appeal”). FXG’s cross-appeal argued that if the Ninth Circuit reversed the MDL Court’s grant of summary judgment to FXG, it should also reverse the MDL Court’s decision to certify the proposed classes.

F. On August 27, 2014, the Ninth Circuit issued an opinion in the Alexander action in which it reversed the MDL Court’s grant of partial summary judgment in favor of FXG and its denial of the Plaintiffs’ motion for partial summary judgment. The Ninth Circuit held instead that the Plaintiff drivers for FXG were employees under California law and remanded to the Northern District of California with instructions to enter summary judgment for Plaintiffs on their employment status.

G. The Parties, through counsel, have engaged in arm’s-length settlement negotiations. All Parties in the Lawsuit have agreed to settle the Lawsuit on behalf of the Certified Class, the Overtime Sub-Class, the Meal and Rest Period Settlement Sub-Class, and the individual Plaintiffs.

H. The Parties understand, acknowledge, and agree that this Agreement, together with the separate Settlement Agreement and General Release executed by Plaintiffs and FXG

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regarding Plaintiffs’ individual claims, constitutes the compromise of all the disputed claims at issue in the Lawsuit and that it is the desire and intention of each of the Parties to effect a final and complete resolution of the Lawsuit and of the Released Claims of the Plaintiffs, the Certified Class, the Certified Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class, including all costs and attorneys’ fees incurred.

Plaintiffs and Class Counsel: (1) have examined and considered the benefits to be provided to Class Members, Overtime Sub-Class Members, and the Meal and Rest Period Settlement Sub-Class Members under the settlement provided for in this Agreement (the “Settlement”); (2) have considered the laws of California and the claims that have been and could be asserted relating to the classification of the members of the Certified Class, the Certified Sub-Class, and the Meal and Rest Period Settlement Sub-Class as independent contractors; and (3) believe the Settlement to be fair, reasonable, and adequate, and in the best interest of the Certified Class, the Certified Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class, taking into account the benefits provided to the members of the Certified Class, the Certified Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class through the terms of the Settlement, the decisions rendered in the Lawsuit, the risks of litigation, and the length of time that would be required to complete the litigation and any appeals.

I. The Parties further acknowledge that this Settlement is a compromise of disputed claims and that FXG is not in any way admitting liability by entering into this Settlement. FXG has at all times disputed, and continues to dispute, the allegations in the Lawsuit and denies any liability for any of the claims that have or could have been raised in the Lawsuit regarding the classification of the Plaintiffs and the members of the Certified Class, the Certified Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class as independent contractors, but believes that the Settlement as provided in this Agreement will avoid the substantial expense and disruption of continued litigation.

J. The Parties believe that the Settlement is fair, reasonable and adequate. The Settlement was arrived at through arm’s-length negotiations, taking into account all relevant factors, and will materially benefit the members of the Certified Class, the Certified Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class. The Parties recognize the uncertainty, risk, expense, and delay attendant to continuing the Lawsuit through trial and any appeal. Accordingly, the Parties desire to fully, finally, and forever settle, compromise, and discharge all disputes and claims arising from or relating to the Lawsuit.

Therefore, in consideration of the promises and agreements contained herein, the Parties agree and covenant as follows:

I.	DEFINITIONS

As used in this Agreement, the following definitions (in addition to those set forth elsewhere herein) shall apply:

A. “Administration Expenses” means reasonable fees and expenses incurred by the Settlement Administrator for: (1) preparation and mailing of the Settlement Notice, Class and Settlement Notice, and Forms; (2) preparation and mailing of the Summary Notice; (3)

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preparation and mailing of the notice required by the Class Action Fairness Act, 28 U.S.C. § 1715; (4) receipt and evaluation of Exclusion Requests from Unnotified General Class Members, and Meal and Rest Period Settlement Sub-Class Members; (5) receipt and adjudication of Forms submitted by General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members for payment under this Settlement; (6) processing objections to this Settlement; (7) establishment and maintenance of the Class Settlement Fund, which is intended to be a “qualified settlement fund” under Internal Revenue Code § 468B and Treasury Regulation § 1.468B-1, as described in Section III.A below; (8) preparing and filing federal income tax returns for the Class Settlement Fund, as well as any other tax filings the Class Settlement Fund must make under federal, state, or local law; (9) paying and depositing the federal taxes owed by the Class Settlement Fund under Treasury Regulation § 1.468B-2, as well as any state or local taxes owed by the Class Settlement Fund; (10) preparing, filing, and issuing all necessary tax reporting forms for the Class Settlement Fund, including IRS Forms 1099 and/or W-2 regarding the distribution of payments to Class Members, Class Counsel, and Plaintiffs; (11) providing FXG with copies of all tax reporting and filings made for the Class Settlement Fund, including copies of the checks and IRS Forms 1099 and W-2 issued to Class Members, Class Counsel, and Plaintiffs, and any other documentation to show that the tax reporting and filings were timely transmitted to the claimants and the applicable taxing authorities; (12) mailing of settlement payments to Eligible Class Members and Eligible Sub-Class Members who timely submit Valid Claims; (13) mailing of payment(s) for attorneys’ fees and costs to Class Counsel; (14) mailing of incentive awards to Plaintiffs; and (15) performance of any other actions specified in this Agreement or mutually requested by the Parties in writing.

B. “Certified Class,” or “General Class,” means:

“All persons who: 1) entered into an [sic] FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES); 2) drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement; and 3) were dispatched out of a terminal in the state of California.”

For the purposes of this definition, and with regard to the terms of this Settlement Agreement, “persons” shall be defined to include both individuals and other business entities (whether partnerships, limited liability companies, sole proprietorships, corporations, or other business structures) who were signatories to operating agreements with FXG during the specified time period. It shall also include business entities (of whatever type) which entered into, or assumed an assignment of, an FXG Operating Agreement on or after October 15, 2007 where the authorized officer or owner of the business entity is or was a Class Member.

C. “Overtime Sub-Class” means:

All persons who: 1) entered into an [sic] FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES); 2) drove a vehicle on a full-time basis (meaning exclusive of time off for commonly

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excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement; 3) were dispatched out of a terminal in the state of California; and 4) at any time during the class period operated a vehicle with gross vehicle weight rating of less than 10,001 pounds.

For the purposes of this definition, and with regard to the terms of this Settlement Agreement, “persons” shall be defined to include both individuals and other business entities (whether partnerships, limited liability companies, sole proprietorships, corporations, or other business structures) who were signatories to operating agreements with FXG during the specified time period. It shall also include business entities (of whatever type) which entered into, or assumed an assignment of, an FXG Operating Agreement on or after October 15, 2007 where the authorized officer or owner of the business entity is or was a Sub-Class Member.

D. “Meal and Rest Period Settlement Sub-Class” means:

All persons who: 1) entered into a FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES) between November 17, 2000 and October 15, 2007; 2) drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from August 1, 2011 through August 31, 2015, to provide package pick-up and delivery services pursuant to the Operating Agreement; and 3) were dispatched out of a terminal in the state of California.

For the purposes of this definition, and with regard to the terms of this Settlement Agreement, “persons” shall be defined to include both individuals and other business entities (whether partnerships, limited liability companies, sole proprietorships, corporations, or other business structures) who were signatories to operating agreements with FXG during the specified time period. It shall also include business entities (of whatever type) which entered into, or assumed an assignment of, an FXG Operating Agreement (“OA”) on or after October 15, 2007 where the authorized officer or owner of the business entity is or was a Sub-Class Member and who continued personally to perform services under OA on or after August 1, 2011 through August 31, 2015.

E. “General Class Member” means any individual or business entity meeting the qualifications set forth in Section I.B. above, and/or any individual or business entity who was a signatory to an FXG Operating Agreement during the specified time period who the Parties otherwise agree to shall be considered a member of the Class. A preliminary list of General Class Members is attached hereto as Exhibit A1. Notwithstanding the attached list, nothing shall prevent the Parties, through their counsel, from mutually agreeing to subsequently modify the list of General Class Members to correct errors or omissions therein.

F. “Overtime Sub-Class Member” means any individual or business entity meeting the qualifications set forth in Section I.C. above, and/or any individual or business entity who was a signatory to an FXG Operating Agreement during the specified time period who the Parties otherwise agree to shall be considered a member of the Class. A preliminary list of Class and Overtime Subclass Members is attached hereto as Exhibit A2. Notwithstanding the attached

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list, nothing shall prevent the Parties, through their counsel, from mutually agreeing to subsequently modify the list of Class Members and Overtime Sub-Class Members to correct errors or omissions therein.

G. “Settlement Sub-Class Member” or “Meal and Rest Period Settlement Sub-Class Member” means any individual or business entity meeting the qualifications set forth in Section I.D. above, and/or any individual or business entity who was a signatory to an FXG Operating Agreement during the specified time period who the Parties otherwise agree to shall be considered a member of the Class. A preliminary list of Meal and Rest Period Settlement Subclass Members is attached hereto as Exhibit A3. Notwithstanding the attached list, nothing shall prevent the Parties, through their counsel, from mutually agreeing to subsequently modify the list of the Meal and Rest Period Settlement Sub-Class Members to correct errors or omissions therein.

H. “Class Counsel” means Beth Ross, Esq., Aaron Kaufmann, Esq., David Pogrel, Esq., and Elizabeth Gropman, Esq. of Leonard Carder LLP.

I. “Court” means the judge presiding over the Lawsuit, currently United States District Judge Edward M. Chen.

J. “Effective Date” means the first business day after the following has occurred: (i) 45 days have lapsed from the entry by the Court of the Final Approval Order and the judgment thereon, and no notice of appeal of the judgment or any Order in the Lawsuit has been filed, the time provided for in Rule 4 of the Federal Rules of Appellate Procedure to take any such appeal has expired, and any right to take any such appeal from the judgment or from any such Order has been waived or otherwise lost; or (ii) if an appeal has been taken, each such appeal has been finally adjudicated and the Final Approval Order and judgment have been upheld in all respects by each such final adjudication, and either the time for initiation of the next step in the appellate process (e.g., a petition for writ of certiorari) has expired without any action by appellant(s) or the next step in the appellate process was invoked and has been concluded without any impact on the Final Approval Order or judgment.

K. “Eligible Class Member” means each General Class Member, Overtime Sub-Class Member, and Meal and Rest Period Settlement Sub-Class member who timely and properly completes in full, signs under penalty of perjury, and submits the Forms, in accordance with the requirements of the Preliminary Approval Order.

L. “Fairness Hearing” means the final hearing, to be held after notice has been provided to the General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members in accordance with Section IV of this Agreement, to determine whether to grant final approval to the Settlement and enter the Final Approval Order.

M. “Final Approval Order” means the proposed Order Granting Final Approval to the Class Action Settlement Agreement and Entry of Final Judgment, to be entered by the Court with the terms and in the form of Exhibit B to this Agreement.

N. “Final Claims Date” means the date that the Preliminary Approval Order establishes as the date on or before which, to meet the timing requirement for a claim to qualify

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as a Valid Claim, all Forms must be submitted to the Settlement Administrator through the web—portal established and maintained by the Settlement Administrator or, in the alternative, placed in the United States Mail with first-class postage, addressed to the Settlement Administrator, and postmarked by the United States Postal Service.

O. “Forms” means, collectively, Form W-9 and the Claim Form to be included with the Settlement Notice.

P. “Form W-9” means the Internal Revenue Service’s Form W-9 (Request for Taxpayer Identification Number and Certification), which will be included with the Settlement Notice.

Q. “Claim Form” means the proposed form attached hereto as Exhibit C, to be approved by the Court and submitted, in accordance with Section III of this Agreement, to the Settlement Administrator by General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members who wish to receive a payment pursuant to the Settlement.

R. “Settlement Notice” means, individually or collectively as the context may indicate, the proposed written notice attached hereto as Exhibit D, to be approved by the Court and mailed to Notified General Class Members, Overtime Sub-Class Members and Meal and Rest Period Settlement Sub-Class Members in accordance with Section IV of this Agreement.

S. “Preliminary Approval Order” means the proposed Order Granting Preliminary Approval to Class Action Settlement Agreement, to be entered by the Court with the terms and in the form of Exhibit F to this Agreement.

T. “Released Claims,” as to Plaintiffs and all Class Members and Sub-Class Members, means all claims, actions, causes of action, administrative claims, demands, debts, damages, penalties, costs, interest, attorneys’ fees, obligations, judgments, expenses, or liabilities, in law or in equity, whether now known or unknown, contingent or absolute, except as specifically provided below, which: (i) are owned or held by Plaintiffs, General Class Members, and Overtime Sub-Class Members and/or by their affiliated business entities (if any), or any of them, as against Releasees, or any of them; and (ii) arise under any statutory or common law claim which was asserted Plaintiffs’ operative complaint or, whether or not asserted, which could have been asserted in this action arising out of the factual allegations set forth in the operative complaint and that are related to, or arise from, the employment classification of the Class or Subclass such as claims under California Labor Code §§ 201 et seq., 221, 223, 224, 450 et seq., 510, 1194 et seq., 2699, 2802, 3200 et seq., IWC 9, California Business and Professions Code §§ 17200 et seq. and 17203; the Declaratory Judgment Act, 28 U.S.C. § 2201; California Code of Civil Procedure § 1060 and (iii) pertain to any time up to and including August 31, 2015.

Members of the Meal and Rest Period Settlement Sub-class and or their affiliated business entities (if any), as against Releasees, or any of them, release any claims, causes of action, administrative claims, demands, debts, damages, penalties, costs, interest, attorneys’ fees, obligations, judgments, expenses, or liabilities, in law or in equity, whether now known or unknown, contingent or absolute, premised on the factual allegations in Plaintiffs’ operative

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complaint for failure to provide them with meal and rest periods as required by California Labor Code Sections 226.7, 510 and IWC Wage Order 9 between August 1, 2011 and August 31, 2015 as alleged in the Third Cause of Action. It is expressly understood between the parties that this release of claims does not extend to and does not release claims that are owned or held by General Class Members, Sub-Class Members, or Meal and Rest Period Settlement Sub-Class Members and/or by their affiliated business entities (if any), as against Releasees, or any of them, for claims premised on alleged violations of California Labor Code Sections 226.7, 510 and IWC Wage Order 9 (if any) that accrued at any time prior to August 1, 2011, which claims were not certified as class claims in this action and are not covered by this Settlement Agreement.

U. This release includes any known or unknown claims for damages or injunctive relief relating to claims described in paragraph I.T. above. Specifically, the General Class, the Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class in exchange for the valuable consideration offered herein, on their own behalf, and on behalf of any corporation, limited liability company, sole proprietorship, and any other business entity with which they have an ownership interest hereby expressly waives any and all rights and benefits conferred upon them by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement (including, without limitation, the Release set forth above) shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, if any, as well as those relating to any other claims hereinabove specified. SECTION 1542 provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

V. “Releasees” means: (a) FXG, its consolidated subsidiaries, successors, predecessors, assigns, affiliates, parent companies, shareholders, officers, directors, agents, insurers, attorneys, and employees; and (b) FXG’s past, present, and future shareholders, officers, directors, agents, employees, attorneys, and insurers.

W. “Settlement Administrator” means the qualified firm approved by the Court to administer the Settlement and the Class Settlement Fund as described in Section III.A of this Agreement.

X. “Valid Claim” refers to Forms that: (i) are timely submitted by a General Class Member, Overtime Sub-Class Member, or Meal and Rest Period Settlement Sub-Class Member in accordance with the requirements of the Preliminary Approval Order, (ii) are signed under penalty of perjury by that General Class Member, Overtime Sub-Class Member, or Meal and Period Settlement Sub-Class Member and (iii) contain all of the information required for that General Class Member, Overtime Sub-Class Member, or Meal and Rest Period Settlement Sub-Class Member to be an Eligible Class Member or Eligible Sub-Class Member. General Class Members, Overtime Sub-Class Members and Meal and Rest Period Settlement Sub-Class Members who timely submit Forms that are deficient in one or more respects (e.g. failure to submit a Form W-9) will receive a deficiency notice from the Settlement Administrator and will

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have 30 days after the mailing of the deficiency notice in which to cure the deficiency. If a Class Member or Sub-Class Member fails to cure the deficiency within that time, the Settlement Administrator shall deem the deficient claim to be an invalid claim.

Y. “Class Settlement Fund” means the fund that will be established and maintained to resolve the claims at issue, as described in Section III.A. below, and which is intended to be a qualified settlement fund within the meaning of Internal Revenue Code § 468B and Treasury Regulation § 1.468B-1.

Z. “Notified General Class Member” means a Class Member who, prior to execution of this Settlement Agreement, received notice of his/her/its membership in the Certified Class and did not opt out in the manner and time prescribed by the MDL Court.

AA. “Unnotified General Class Member” means a Class Member who is not a Notified General Class Member.

BB. “Class and Settlement Notices” means, individually or collectively as the context may indicate, the proposed written notices attached hereto as Exhibit E, to be approved by the Court and mailed to Unnotified General Class Members and Sub-Class Members and Meal and Rest Period Settlement Sub-Class Members in accordance with Section IV of this Agreement.

CC. “Exclusion Request” means a request to opt out of the Certified Class by any Unnotified General Class Member or a request to opt-out of the portion of the settlement allocated to Meal and Rest Period Claims by any Member of the Meal and Rest Period Settlement Sub-Class.

II.	REQUIRED EVENTS

The events set forth in this Section II, in addition to the occurrence of the “Effective Date” as described in Section I., are conditions precedent to this Agreement becoming effective.

As soon as practicable after the execution of this Agreement by all Plaintiffs and FXG, the Plaintiffs shall file this Agreement with the Court and move for entry of the Preliminary Approval Order, substantially in the form of Exhibit F hereto, which by its terms shall accomplish all of the following:

1.	Preliminarily approve this Settlement as fair, reasonable, and adequate to the General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members;

2.	Preliminarily certify – for the purposes of settlement only – the Meal and Rest Period Settlement Sub-Class, defined as individual or business entities meeting the qualifications set forth in Section I.D. above; and certify Plaintiff Marjorie Pontarolo as the representative of the Meal and Rest Period Settlement Sub-Class;

3.	Designate Rust Consulting as the Settlement Administrator, and approve it to perform the following functions in accordance with the terms of this Agreement, the Preliminary Approval Order, and the Final Approval Order:

a.	Provide for the Settlement Notice (with the Fairness Hearing date) and the Forms, in a form substantially the same as the documents attached hereto as Exhibit C and Exhibit D, to be sent by mail to all Notified General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members that can be identified through a reasonable effort;

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b.	Provide for the Class and Settlement Notice (with the Fairness Hearing date) and the Forms, in a form substantially the same as the document attached hereto as Exhibit C and Exhibit E, to be sent by mail to all Unnotified General Class Members and Sub-Class Members that can be identified through a reasonable effort;

c.	Receive and evaluate any Exclusion Requests from Unnotified General Class Members and Meal and Rest Period Settlement Sub-Class Members;

d.	Provide for the notice required by the Class Action Fairness Act (“CAFA”), 28 U.S.C. § 1715, substantially in the form attached hereto as Exhibit G, to be mailed in accordance with the provisions of CAFA to the appropriate federal and state officials;

e.	Receive, evaluate, and either approve as meeting the requirements of Section III.B of this Agreement or disapprove as failing to meet those requirements, the Forms submitted by Class Members and Sub-Class Members seeking to receive a payment under this Settlement, all in accordance with Sections I and III of this Agreement;

f.	Provide to FXG and Class Counsel, 14 days after the first mailing of the Settlement Notice and Forms and then updated every 14 days thereafter, (i) a list of the names and addresses of all Class Members and Sub-Class Members who have submitted Forms and whose Forms the Settlement Administrator has determined constitute Valid Claims; (ii) a separate list of the names and addresses of all Class Members and Sub-Class Members who have submitted Forms and whose Forms the Settlement Administrator has determined do not constitute Valid Claims; (iii) a separate list of the names and addresses of all Class Members and Sub-Class Members who have submitted documents indicating that they wish to object to the Settlement; and (iv) a list of the names and addresses of all Unnotified General Class Members and Meal and Rest Period Settlement Sub-Class Members who have submitted Exclusion Requests along with copies of the Exclusion Requests.

g.	Send, by first-class United States Mail, to each Class Member and Sub-Class Member who has timely submitted Forms that the Settlement Administrator has determined to be deficient in some respect, a notice of deficiency;

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h.	Process objections to the Settlement in accordance with Section VI of this Agreement;

i.	Mail settlement payments to General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members with Valid Claims, as ordered by the Court in the Final Approval Order, in accordance with Section III of this Agreement;

j.	Mail payment(s) for attorneys’ fees and costs to Class Counsel, as ordered by the Court in the Final Approval Order, in accordance with Section VII of this Agreement;

k.	Mail incentive awards to Plaintiffs as ordered by the Court in the Final Approval Order, in accordance with Section VII of this Agreement;

l.	Establish, designate and maintain the Class Settlement Fund as a “qualified settlement fund” under Internal Revenue Code § 468B and Treasury Regulation § 1.468B-1 for the purpose of resolving the contested claims of Eligible Class Members and Eligible Sub-Class Members;

m.	Maintain the assets of the Class Settlement Fund in a non-interest bearing escrow account segregated from the assets of FXG and any person related to FXG;

n.	Obtain an employer identification number (EIN) for the Class Settlement Fund pursuant to Treasury Regulation § 1.468B-2(k)(4);

o.	Prepare and file federal income tax returns for the Class Settlement Fund, as well as any other tax filings the Class Settlement Fund must make under federal, state, or local law;

p.	Cooperate with FXG to jointly file a relation-back election under Treasury Regulation § 1.468B-1(j)(2), if necessary, to treat the Class Settlement Fund as coming into existence as of the earliest possible date;

q.	Pay and deposit the federal taxes owed by the Class Settlement Fund under Treasury Regulation § 1.468B-2, as well as any state or local taxes owed by the Class Settlement Fund;

r.	Prepare, file, and issue all necessary tax reporting forms for the Class Settlement Fund, including IRS Forms 1099 regarding the distribution of payments to Class Members, Class Counsel, and Plaintiffs;

s.	Provide FXG with copies of all tax reporting and filings made for the Class Settlement Fund, including copies of the checks and IRS Forms 1099 issued to Class Members, Class Counsel, and Plaintiffs, and any other documentation to show that the tax reporting and filings were timely transmitted to the claimants and the applicable taxing authorities;

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t.	Pay any additional tax liabilities (including penalties and interest) that arise from the establishment and administration of the Class Settlement Fund solely from the assets of the Class Settlement Fund without any recourse against FXG for additional monies;

u.	Within 30 days after the payment of all Valid Claims, provide to FXG and Class Counsel a statement of the total number of claims submitted, the total number of claims adjudicated to be Valid Claims, and the total dollar amount paid to each Class Member and Sub-Class Member (the “Final Accounting”);

v.	Liquidate any remaining assets of the Class Settlement Fund after all payments to Class Members, Class Counsel, and Plaintiffs have been made and all tax obligations have been satisfied, and distribute such assets as directed by the Court; and

w.	Petition the Court for termination of the Class Settlement Fund once all of the duties listed above in subsections (a) to (u) have been completed.

4.	Approve reasonable compensation and costs to the Settlement Administrator in accordance with the terms of Exhibit H hereto.

5.	Approve the “§1.468B-3 Statement” that FXG will provide to the Settlement Administrator by February 15 of the year following the calendar year in which FXG transfers the Settlement Payment to the Class Settlement Fund.

6.	Approve the form, contents, and methods of notice to be given to the General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members as set forth in Section IV of this Agreement, and direct the Settlement Administrator to provide such notices.

7.	Establish procedures and deadlines for General Class Members, Overtime Sub-Class Members and Meal and Rest Period Settlement Sub-Class Members to object to the Settlement and to submit Forms to the Settlement Administrator, all consistent with Sections III and VI of this Agreement.

8.	Schedule deadlines for the filing of (a) objections to the Settlement, and (b) papers in support of final approval of the Settlement; and

9.	Schedule the Fairness Hearing for a date which is no sooner than 100 days after the Court enters an order preliminary approving the proposed class settlement described in this Settlement Agreement.

At the Fairness Hearing, the Plaintiffs will request the Court to enter the Final Approval Order, substantially in the form of Exhibit B hereto, which: (1) grants final approval of the Settlement and this Agreement as fair, reasonable, and adequate to the General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members; (2) certifies the Meal and Rest Period Settlement Sub-Class; (3) provides for the release of all

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Released Claims and enjoins any and all General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members from asserting, filing, maintaining, or prosecuting any of the Released Claims in the future; (4) orders the dismissal with prejudice of all Released Claims, and incorporates the releases and covenant not to sue stated in this Agreement, with each of the Parties to bear its, his, or her own costs and attorneys’ fees (except as provided in Section VII below; (5) authorizes the payment the Settlement Administrator to pay Valid Claims, in accordance with the terms of this Agreement; (6) authorizes the payment of incentive awards to each of the Plaintiffs as detailed in Section VII below; and (7) retains the Court’s jurisdiction over the administration of the Settlement and enforcement of this Agreement.

Plaintiffs, Class Counsel, and FXG will cooperate and take all reasonable actions to accomplish the above. If the Court fails to enter the Preliminary Approval Order or the Final Approval Order substantially in the form submitted by the Parties, Plaintiffs, Class Counsel, and FXG will use all reasonable efforts that are consistent with this Agreement to cure any defect identified by the Court. If, despite such efforts, the Court does not enter the Preliminary Approval Order and Final Approval Order, the Parties will return to their prior positions in the Lawsuit in accordance with Section XI.A of this Agreement.

The Settlement Administrator will sign a written acknowledgment and acceptance of its duties in the form of Exhibit I hereto. FXG shall have a right to petition the Court for a remedy if FXG reasonably believes that the Settlement Administrator is failing to perform its duties.

III.	PAYMENT TO CLASS SETTLEMENT FUND, AND PROCEDURES FOR PROVIDING PAYMENTS TO GENERAL CLASS MEMBERS, OVERTIME SUB-CLASS MEMBERS, AND MEAL AND REST PERIOD SETTLEMENT SUB-CLASS MEMBERS WITH VALID CLAIMS

A.	Payment to Class Settlement Fund

No later than five business days after the Effective Date, and in accordance with the other terms of this Agreement and its exhibits, FXG shall transfer the “Settlement Payment,” defined as the amount of two hundred and twenty-six million five hundred thousand dollars ($226,500,000) (inclusive of $1,600,000.00 in PAGA penalties, seventy-five percent (75%) of which the Settlement Administrator shall cause to be paid to the State of California ($1,200,000.00); inclusive of a maximum of sixteen million dollars ($16,000,000.00) in payments for unpaid wages to be paid to the Certified Overtime Subclass, fifty percent (50%) of which is allocated to non-taxable prejudgment interest; and inclusive of a maximum of five million six hundred thousand dollars ($5,600,000.00) in unpaid wages to be paid to members of the Meal and Rest Period Settlement Subclass, twenty percent (20%) of which is allocated to non-taxable prejudgment interest plus an additional amount sufficient to pay the employer’s share of employment and payroll taxes due, if any, on any wage amounts paid, to the Class Settlement Fund to resolve the contested claims of Eligible General Class Members, Eligible Overtime Sub-Class Members, and Meal and Rest Period Settlement Subclass members). The Settlement Payment shall not include One million dollars ($1,000,000.00) to be paid to plaintiffs in satisfaction of their individual damage claims, including claims arising under California Labor Code Section 226.7, 510 and IWC Order 9 for missed meal and rest periods, which shall be

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governed by the terms of the individual settlement agreement entered into between plaintiffs and Defendant. The Parties intend the Class Settlement Fund to be a “qualified settlement fund” under Internal Revenue Code § 468B and Treasury Regulation § 1.468B-1. Accordingly, FXG shall retain no rights or reversionary interests in the Settlement Payment once transferred to the Class Settlement Fund. Furthermore, FXG’s obligation to make the Settlement Payment is contingent on (1) the Court’s entry of the Preliminary Approval Order appointing the Settlement Administrator and approving the Settlement Administrator to establish and maintain the Class Settlement Fund; and (2) the Court’s entry of the Final Approval Order releasing and dismissing with prejudice all of the Released Claims. Under no circumstances shall FXG be required to pay more under this Settlement than the amount of the Settlement Payment. The Class Settlement Fund is a common fund that includes Class Counsel’s fees and costs as described more fully in Section VII.A of this Agreement, the incentive award payments to Plaintiffs as described more fully in Section VII.B of this Agreement, and the Administrative Expenses, Costs of Notice, and Costs of Claims Administration described in Section V of this Agreement.

B.	Payment Calculation for General Class Members, Overtime Sub-Class Members and Meal and Rest Period Settlement Sub-Class Members

If an Eligible Class Member, Overtime Sub-Class Member or Meal and Rest Period Settlement Subclass Member timely submits a Valid Claim (“the Claimant,” for purposes of this Section III), the Claimant shall receive a payment based on a calculation made by Class Counsel (the “Payment Calculation(s)”). Class Counsel shall make and submit to the Settlement Administrator and FXG their Payment Calculation(s) for each Claimant no later than fifteen (15) business days after entry by the Court of the Final Approval Order. The Payment Calculation(s) shall take into account the dates and duration of contracting, the hours and days of work, and vehicles used and miles driven by those vehicles, the division of FedEx Ground for which Class members drove, as well as any other factors Class Counsel may, in their judgment, deem relevant. Class Counsel assumes and accepts all responsibility and liability associated with their Payment Calculation(s).

If any Class Member, Overtime Sub-Class Member or Meal and Rest Break Period Settlement Sub-Class Member does not timely submit a Valid Claim, or if an Unnotified General Class Member or Meal and Rest Period Settlement Sub-Class Member makes an Exclusion Request, then the amount of the Class Settlement Fund that was preliminarily attributed to that Class Member or Sub-Class Member (or in the case of Meal and Rest Period Settlement Sub-Class Members, the amount allocated to their Meal and Rest Period Settlement payment) shall be finally allocated, on a pro rata basis, to General Class Members who have submitted Valid Claims. For purposes of this final allocation, each person’s pro rata portion of the unclaimed funds shall be equal to his/her proportionate share of the Class Settlement Fund allocable to all persons who file Valid Claims. Although General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members who do not timely submit a Valid Claim are not entitled to receive a settlement payment under this Agreement, they shall still be bound by the other provisions of this Agreement, including without limitation the release of claims in Section I.R.

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C.	Procedures for Evaluation, Approval, and Payment of Valid Claims

The Settlement Administrator shall be solely responsible for the following functions in accordance with the terms of this Agreement, the Preliminary Approval Order, and the Final Approval Order:

1.	Mailing, by first-class United States Mail, the Settlement Notice (with the Fairness Hearing date and deadlines established by the Court in the Preliminary Approval Order) and the Forms to all General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members that can be identified through a reasonable effort.

2.	Mailing, by first-class United States Mail, the Class and Settlement Notice (with the Fairness Hearing date and deadlines established by the Court in the Preliminary Approval Order) and the Forms to all Unnotified General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members that can be identified through a reasonable effort.

3.	Notifying the appropriate federal and state officials under CAFA.

4.	Receiving, evaluating, and approving or disapproving the Forms submitted by General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members seeking to receive a payment pursuant to this Settlement either by mail or through the web-portal established and maintained by the Settlement Administrator

5.	Receiving and evaluating all Exclusion Requests submitted by Unnotified General Class Members and Meal and Rest Period Settlement Sub-Class Members.

6.	Providing to FXG and Class Counsel: (i) a list of the names and addresses of all General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members who have submitted Forms and whose Forms the Settlement Administrator has determined to constitute Valid Claims; (ii) a separate list of the names and addresses of all General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members who submitted Forms and whose Forms the Settlement Administrator has determined do not constitute Valid Claims; (iii) a separate list of the names and addresses of all General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members who have submitted documents indicating that they wish to object to the Settlement; and (iv) a list of the names and addresses of all Unnotified General Class Members and Meal and Rest Period Settlement Sub-Class Members who have submitted Exclusion Requests along with copies of the Exclusion Requests.

7.	Mailing, by first-class United States Mail, a notice of deficiency to each Class Member and Sub-Class Member that timely submitted Forms and who’s Forms the Settlement Administrator has determined to be deficient in some respect.

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8.	Processing objections to the Settlement;

9.	Mailing, by first-class United States Mail, settlement payments to General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members with Valid Claims in accordance with the Payment Calculation for each such Class Member and Sub-Class Member provided to the Settlement Administrator by Class Counsel.

10.	Mailing, by first-class United States Mail, payment(s) for attorney’s fees and costs to Class Counsel.

11.	Mailing, by first-class United States Mail, incentive awards to Plaintiffs.

12.	Establishing and maintaining the Class Settlement Fund as a “qualified settlement fund” under Internal Revenue Code § 468B and Treasury Regulation § 1.468B-1, for the purpose of resolving the contested claims of Eligible Class Members and Eligible Sub-Class Members.

13.	Maintaining the assets of the Class Settlement Fund in a non-interest bearing escrow account segregated from the assets of FXG and any person related to FXG.

14.	Obtaining an employer identification number (EIN) for the Class Settlement Fund.

15.	Preparing and filing federal income tax returns for the Class Settlement Fund, as well as any other tax filings the Class Settlement Fund must make under federal, state, or local law.

16.	Cooperating with FXG to jointly file a relation-back election, if necessary.

17.	Paying and depositing the federal taxes owed by the Class Settlement Fund under Treasury Regulation § 1.468B-2, as well as any state or local taxes owed by the Class Settlement Fund.

18.	Preparing, filing, and issuing all necessary tax reporting forms for the Class Settlement Fund, including IRS Forms 1099 and W-2 regarding the distribution of payments to Class Members, Class Counsel, and Plaintiffs.

19.	Providing FXG with copies of all tax reporting and filings made for the Class Settlement Fund, including copies of the checks and IRS Forms 1099 issued to Class Members, Class Counsel, and Plaintiffs, and any other documentation to show that the tax reporting and filings were timely transmitted to the claimants and the applicable taxing authorities.

20.	Paying any additional tax liabilities (including penalties and interest) that arise from the establishment and administration of the Class Settlement Fund. Any such tax payment shall be made solely from the assets of the Class Settlement Fund without any recourse against FXG for additional monies.

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21.	Providing the Final Accounting to FXG and Class Counsel.

22.	Liquidating any remaining assets of the Class Settlement Fund after all payments to Class Members, Class Counsel, and Plaintiffs have been made and all tax obligations have been satisfied, and distributing such assets as directed by the Court.

23.	Petitioning the Court for termination of the Class Settlement Fund once all of the duties listed above in subsections (1) to (22) have been completed.

D.	Payment to General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members

Upon occurrence of the Effective Date, the Settlement Administrator shall, as soon as thereafter reasonably practicable, but within no more than 10 additional business days: mail, by first-class United States Mail, to Claimants (as defined in Section III.A) checks in the amounts determined by Class Counsel pursuant to Section III.A and drawn on the account of the Class Settlement Fund. To the extent checks are not cashed within one hundred and eighty (180) days, these funds shall be deposited with the Cy Pres recipients, the Impact Fund (Berkeley, CA) and California Rural Legal Assistance Foundation (San Francisco, CA), in equal shares.

E.	Settlement Administrator’s Acceptance of Duties and Compensation

The Settlement Administrator will sign a written acknowledgment and acceptance of its duties in the form of Exhibit I hereto. The Settlement Administrator with receive reasonable compensation and costs in accordance with the terms of Exhibit H hereto. If FXG reasonably believes that the Settlement Administrator is failing to perform its duties, FXG shall have the right to petition the Court for a remedy.

IV.	SETTLEMENT NOTICE

The parties agree that the Settlement Notice, Class and Settlement Notices, and Forms provide information sufficient to inform the General Class Members, Overtime Sub-Class Members and Meal and Rest Period Settlement Sub-Class Members of the material terms of this Settlement, the appropriate means for obtaining additional information regarding this Agreement and the Lawsuit, and the appropriate means for and information about submitting a claim for payment pursuant to the Settlement. The parties also agree that the Class and Settlement Notice provides information sufficient to inform the Unnotified General Class Members and Meal and Rest Period Settlement Sub-Class Members of the nature of the subject matter of the Lawsuit, appropriate means for obtaining additional information regarding the Lawsuit, and meets all of the requirements of Rule 23(c) of the Federal Rules of Civil Procedure. To facilitate the efficient administration of this Settlement, and to facilitate payment of Valid Claims under the Settlement, the Settlement Administrator will be directed to provide all Notified General Class Members, Overtime Sub-Class Members and Meal and Rest Period Settlement Sub-Class Members with copies of the Settlement Notice and Forms, and to provide all Unnotified General Class

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Members and Meal and Rest Period Settlement Sub-Class Members with copies of the Class and Settlement Notice and Forms, as well as contact information for Class Counsel in the event they have questions. Plaintiffs will request the Court to approve the Settlement Notice, Class and Settlement Notice, and Forms in the Preliminary Approval Order.

As soon as practicable, but no later than 30 days after the Court’s entry of the Preliminary Approval Order, the Settlement Administrator shall send or cause to be sent, by first-class United States Mail, a copy of the Settlement Notice and Forms to every Notified General Class Member and Sub-Class Member who can be identified through reasonable effort, and a copy of the Class and Settlement Notice and Forms to every Unnotified General Class Member and Meal and Rest Period Settlement Sub-Class Member who can be identified through reasonable effort. Before the mailing of such Settlement Notices, Class and Settlement Notices, and Forms, the Settlement Administrator will obtain or cause to be obtained address updates utilizing a national change of address database.

The parties agree that the dissemination of the Settlement Notice, Class and Settlement Notice, and Forms by mail in the manner specified in this Section IV satisfies the notice requirements of due process and Rule 23 of the Federal Rules of Civil Procedure. Plaintiffs will request the Court to approve, in the Preliminary Approval Order, the direct mailing of the Settlement Notice, Class and Settlement Notice, and Forms as set forth in this Section IV.

V.	COSTS OF NOTICE AND CLAIMS ADMINISTRATION

All costs (i) of preparing and disseminating the Settlement Notices, Class and Settlement Notices, and Forms provided for in Section IV above, and (ii) all other Administration Expenses, including payments made for the services of the Settlement Administrator shall be payable from the Class Settlement Fund. Unless otherwise specifically agreed in writing, FXG shall not be responsible for any cost that may be incurred by, on behalf of, or at the direction of Plaintiffs or Class Counsel in (a) responding to inquiries about the Agreement, the Settlement, or the Lawsuit, (b) defending the Agreement or the Settlement against any challenge to them, (c) defending against any challenge to any order or judgment entered pursuant to the Agreement, or (d) for any other reason except to the extent provided by law.

VI.	PROCEDURES FOR SETTLEMENT APPROVAL

A.	Preliminary Approval

Plaintiffs shall, within 14 days of the execution of this Agreement by all Parties, move the Court to enter the Preliminary Approval Order. The proposed deadlines to be established in the Preliminary Approval Order are as follows:

1. 30 days after entry of the Preliminary Approval Order: Date on or before which Settlement Notices, Class and Settlement Notices, and Forms will be mailed to General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members and the Summary Notice will be published.

2. 60 days after mailing of the Settlement Notice and Claim Forms: Date on or before which Exclusion Requests by Unnotified General Class Members and Meal and Rest Period Settlement Sub-Class Members must be either postmarked by the United States Postal Service or actually received by the Settlement Administrator.

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3. 60 days after mailing of the Settlement Notice and Claim Forms: Date on or before which objections to the Settlement, the Agreement, or the amount of fees and expenses that Class Counsel has requested, together with all supporting memoranda and other material, must be filed with the Court and served on Class Counsel and FXG.

4. 14 days before the Fairness Hearing: Date on or before which any person or attorney seeking to appear at the Fairness Hearing, for the purpose of objecting to the Settlement, the Agreement, or the amount of fees and expenses that Class Counsel has requested, must file with the Court and serve on Class Counsel and FXG an entry of appearance in the Lawsuit and notice of intention to appear at the Fairness Hearing.

5. 60 days after mailing of the Settlement Notice and Claim Forms: Final Claims Date on or before which, to meet the timing requirement for a claim to qualify as a Valid Claim, all Forms must be submitted to the Settlement Administrator through the web-portal established and maintained by the Settlement Administrator or, in the alternative, postmarked by the United States Postal Service after being placed in the United States Mail with first-class postage, addressed to the Settlement Administrator.

6. The parties will coordinate with the Court to set a date for the Fairness Hearing that is no sooner than 100 days after entry of the Preliminary Approval Order.

B.	Final Approval

At the Fairness Hearing, Plaintiffs shall request the Court to enter the Final Approval Order, substantially in the form of Exhibit B, which: (1) grants final approval to the Settlement and this Agreement as fair, reasonable, and adequate to the Certified Class, the Overtime Sub-Class, and the Meal and Rest Period Settlement Sub-Class; (2) provides for the release of all Released Claims and enjoins Class Members, Overtime Sub-Class Members, and the Meal and Rest Period Settlement Sub-Class Members from asserting, filing, maintaining, or prosecuting any of the Released Claims in the future; (3) orders the dismissal with prejudice of all Released Claims, and incorporates the releases and covenant not to sue stated in this Agreement, with each of the parties to bear its or their own costs and attorneys’ fees, except as provided in Section VII below with respect to Class Counsel’s attorneys’ fees and costs; (4) authorizes the Settlement Administrator to pay Valid Claims in accordance with the terms of the Agreement; (5) authorizes the payment of Class Counsel’s attorneys’ fees and costs as detailed in Section VII below; (6) authorizes the payment of incentive awards to each of the Plaintiffs as detailed in Section VII below; and (7) preserves the Court’s continuing jurisdiction over the administration of the Settlement and enforcement of the Agreement.

VII.	CLASS COUNSEL’S ATTORNEYS’ FEES AND COSTS, AND INCENTIVE AWARD TO PLAINTIFFS

A. FXG shall not oppose Class Counsel’s request for attorneys’ fees and costs covering all legal services provided by Class Counsel in the past and future to the members of the Certified Class and the Certified Sub-Class in connection with the Lawsuit (whether before

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the MDL Court or this Court), the settlement of the Lawsuit, any appeal in connection with the Settlement, implementation of the Settlement, or otherwise (the “Fee and Expense Application”) in an amount not to exceed twenty-two percent (22%) of the common Class Settlement Fund. The Fee and Expense Application shall be subject to Court approval, and the Court will determine what amount of fees and costs shall be awarded and issue an Order stating the amount of fees and costs to be awarded.

B. FXG shall not oppose Class Counsel’s request for an incentive award for up to ten thousand dollars ($10,000.00) to Plaintiffs Dean Alexander, Peter Allen, Albert Anaya, Suzanne Andrade, Jerrett Henderson, Ely Ines, Paul Infantino, Jorge Isla, Eric Jeppson, Gupertino Magana, Bernard Mendoza, Jesse Padilla, Joey Rodriguez, Dale Rose, Allan Ross, Agostino Scalercio, and Anthony Ybarra, and for up to One Thousand Five Hundred Dollars ($1,500) to Plaintiff Marjorie Pontarolo, above what each is otherwise eligible to receive under Section III of this Agreement. The incentive awards shall be paid from the common Class Settlement Fund.

C. The agreed amounts set forth above in this Section will be subject to Court approval, which approval shall be stated in the Final Approval Order of the Court. Upon the Effective Date, the Settlement Administrator shall, as soon as practicable, but within no more than ten (10) additional business days, pay to Class Counsel and Plaintiffs those amounts specified above from the Class Settlement Fund, as approved by the Court. Class Counsel shall provide to the Settlement Administrator in a timely manner all information needed with respect to the issuance of the checks for those amounts, including their and Plaintiffs’ tax identification/Social Security numbers on Form W-9. The Settlement Administrator shall have no obligation to make payments under this Section until such information is received.

If any notice of an appeal from the Final Approval Order, the judgment thereon, or any Order in the Lawsuit is filed by any party, objector, Class Member, Overtime Sub-Class Member, Meal and Rest Period Settlement Sub-Class Member, or other person, the Settlement shall not be or become final or effective, and the Settlement Administrator shall not be obliged to make any payment to Class Counsel or to Plaintiffs, until 10 business days after the Effective Date.

D. Upon transferring the Settlement Payment to the Class Settlement Fund, FXG will have no responsibility or liability for any amount of attorneys’ fees or costs for work performed or expenses incurred in connection with the Lawsuit to any of the Plaintiffs’ counsel or any other counsel for Plaintiffs or any Class Member or Sub-Class Member, including any prior firm of the Plaintiffs’ counsel or those involved in the MDL proceedings. In the event any claim for attorneys’ fees or costs in connection with the Lawsuit is made by any counsel other than Class Counsel, the parties agree that FXG has no obligation of any kind to satisfy any such claim. Class Counsel agrees to indemnify FXG against any claims for fees or costs made by other counsel for work performed in connection with the Lawsuit. Class Counsel represent that there are no liens related to any fees associated with the claims of the General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members as of the execution date of this Agreement. FXG shall have no responsibility or liability for any amount of attorneys’ fees or costs attributable to the Lawsuit, including any incurred in connection with the Lawsuit during the MDL proceedings. Any attorneys’ fees or costs dispute between Class Counsel and any other attorney(s) will not interfere with the Settlement, the provisions of this Settlement Agreement, the dismissal of the Lawsuit, or the releases obtained pursuant to the Settlement Agreement.

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VIII.	RELEASE

By executing this Agreement, the Plaintiffs, on behalf of themselves and the General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members (including their affiliated business entities, if any), acknowledge that, upon entry of the Final Approval Order by the Court, the Lawsuit shall be dismissed with prejudice, an order of dismissal with prejudice shall be entered, and all Released Claims (as defined in Section I. T and U above) shall thereby be conclusively settled, compromised, satisfied, and released as to the Releasees.

In connection with such release of claims, Plaintiffs, General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members hereby acknowledge that they are aware that they or their attorneys may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the Released Claims, but that it is their intention to hereby fully, finally, and forever settle and release all of the Released Claims, known or unknown, suspected or unsuspected, that they may have against Releasees. In furtherance of such intention, the release herein given to the Releasees by the Plaintiffs, General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members shall be and remain in effect as a full and complete general release of all Released Claims.

Notwithstanding the above, the Court shall retain jurisdiction over the parties, General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members, and the Settlement with respect to the future performance of the terms of this Settlement Agreement, and to assure that all payments and other actions required by the Settlement are properly carried out.

IX.	COVENANT NOT TO SUE

Plaintiffs, on behalf of themselves, the General Class Members, Overtime Sub-Class Members, and Meal and Rest Period Settlement Sub-Class Members, and their affiliated business entities (if any), (a) covenant and agree that neither Plaintiffs nor any of the Class Members or Sub-Class Members, nor any of Plaintiffs’, Class Members’, or Sub-Class Members’ affiliated business entities (if any), nor anyone authorized to act on behalf of any of them, will commence, authorize, or accept any benefit from any judicial or administrative action or proceeding, other than as expressly provided for in this Settlement, against Releasees, or any of them, in either their personal or corporate capacity, with respect to any claim, matter, or issue that in any way arises from, is based on, or relates to any alleged loss, harm, or damages allegedly caused by Releasees, or any of them, in connection with the Released Claims; (b) waive and disclaim any right to any form of recovery, compensation, or other remedy in any such action or proceeding brought by or on behalf of any of them; and (c) agree that this Settlement shall be a complete bar to any such action.

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X.	PRELIMINARY TIMELINE FOR COMPLETION OF SETTLEMENT

The preliminary schedule for notice, approval, and payment procedures carrying out this settlement is as follows. The schedule may be modified depending on whether and when the Court grants necessary approvals and orders notice to the class, and sets further hearings. In the event of such modification, the parties shall cooperate in order to complete the settlement procedures as expeditiously as reasonably practicable. To the extent this Section X conflicts with one or more other provisions of this Agreement, the other provision(s) shall supersede this Section X.

TIME REQUIRED	EVENT

Within 20 Days of entry of Preliminary Approval Order	Plaintiffs to file Fee and Expense Application.

Within 30 Days of entry of Preliminary Approval Order	Mailing of Settlement Notices.

30 days after mailing of Notice Packet	Settlement Administrator to conduct trace/search efforts and send a follow up mailing to individuals whose Notice Packet was returned as undeliverable or whose listed address is found to be inaccurate.

60 days after mailing of Notice Packet	Last day for Class Members to file claims, opt out (Unnotified General Class Members and Meal and Rest Period Settlement Sub-Class members only), challenge dates used to calculate Work Weeks, or submit written objections.

35 court days before final approval hearing	Plaintiffs file Motion for Final Approval, including Administrator Report.

Final Approval Hearing	To Be Determined.

Within 20 days of notice of entry of order granting final approval	Settlement Administrator to make the final calculation of payments from the Net Settlement Fund to be distributed to the Participating Class Members and provide all Counsel with a report listing the amount of all payments to be made to each Eligible Settlement Class Member.

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Within 5 Business Days of Settlement Effective Date	Defendant to Deposit Settlement Fund and Employer Taxes with Settlement Administrator.

Within 10 days of Settlement Effective Date	Settlement Administrator to distribute and pay: (1) Participating Class Member Payment; (2) PAGA payment to the LWDA; (3) administration costs to Settlement Administrator; (4) class representatives’ service awards; (5) all court-approved attorneys’ fees and litigation costs and expenses.

180 days after payment of settlement checks	Expiration of class member settlement checks.

Within 10 days of date of expiration of class member settlement checks.	Settlement Administrator to pay any residual funds in the Reserve Fund to the cy pres beneficiaries and close the settlement fund.

XI.	REPRESENTATIONS AND WARRANTIES

Each of the parties represents and warrants to, and agrees with, each of the other parties as follows:

A. Each of the parties has had the opportunity to receive, and has received, independent legal advice from her, his, or its attorneys regarding the advisability of making the Settlement, the advisability of executing this Agreement, and the legal and income-tax consequences of this Settlement, and fully understands and accepts the terms of this Settlement.

B. Plaintiffs represent and warrant that no portion of any claim, right, demand, action, or cause of action against any of the Releasees that Plaintiffs are releasing in this Agreement, and no portion of any payment to which Plaintiffs may be entitled, has been assigned, transferred, or conveyed by or for Plaintiffs in any manner; and no person other than the Plaintiffs, the Class Members, and the Sub-Class Members have any legal or equitable interest in the claims, demands, actions, or causes of action to be released in this Agreement.

C. Any other person or entity (including, but not limited to, insurers, lien holders, business partners, related or associated business entities, or other creditors) that has any judgments, liens, subrogation interests, or related claims which arise out of the Released Claims or the damages alleged by the Plaintiffs, the Certified Class, and the Certified Sub-Class as a result of the Released Claims must be satisfied from the payments to Claimants as detailed in Section III. Plaintiffs, Class Members, and Sub-Class Members agree that they are liable for, and will release, hold harmless, defend, and indemnify the Releasees from and against any and all Released Claims, known or unknown, that may be brought by any person, firm, corporation, or other entity, including any lien holders, against the Releasees for any such judgments, liens, interests or claims that exist arising out of the Released Claims.

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D. None of the Parties relies or has relied on any statement, representation, omission, inducement, or promise of any other party (or any officer, agent, employee, representative, or attorney for any other party) in executing this Agreement, or in making the Settlement provided for herein, except as expressly stated in this Agreement.

E. Each of the Parties has investigated the facts pertaining to the Settlement and this Agreement, and all matters pertaining thereto, to the full extent deemed necessary by that party and his or its attorneys.

F. Each of the Parties has carefully read, and knows and understands the full contents of this Agreement and is voluntarily entering into this Agreement after having had the opportunity to consult with, and having in fact consulted with, his or its attorneys.

G. Section titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Settlement or any provision hereof.

H. Each of the Parties has participated in the drafting of all provisions of this Agreement, has had an adequate opportunity to read, review, and consider the effect of the language of this Agreement, and has agreed to its terms.

I. It is understood and agreed that this Agreement is for the compromise of disputed claims and is not to be construed as or deemed to be an admission of any liability, fault, or responsibility on the part of FXG or any other Releasee.

J. It is understood and agreed that the terms and conditions of this Agreement are the result of lengthy, intensive, arm’s-length negotiations between the Parties and that this Agreement shall not be construed in favor of or against any party by reason of the extent to which any party or her, his, or its counsel participated in the drafting of this Agreement.

K. This Agreement constitutes and comprises the entire agreement among the Parties with respect to the subject matter hereof. It supersedes all prior and contemporaneous oral and written agreements and discussions. It may be amended only by an agreement in writing, signed by all Parties hereto.

L. The Parties agree that any dispute regarding the interpretation or enforcement of the terms of this Settlement or in connection with this Agreement shall be resolved by the Court.

XII.	MISCELLANEOUS

A.	Conditional Nature of Agreement

At the Plaintiffs’ option, expressed in written notice to FXG’s counsel, this Agreement shall become null and void, and no obligation on the part of any of the Parties will accrue, if the Court materially alters any of the terms of this Agreement to the detriment of Plaintiffs, the Certified Class, the Overtime Sub-Class, or the Meal and Rest Period Settlement Sub-Class, or fails to enter the Preliminary Approval Order or the Final Approval Order in substantially the form submitted by the Parties, except that a court ruling regarding Class Counsel’s attorneys’

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fees and costs shall not be a basis for withdrawal. At FXG’s option, expressed in written notice to Class Counsel, this Agreement shall become null and void, and no obligation on the part of any of the Parties will accrue, if the Court materially alters any of the terms of this Agreement to the detriment of FXG, or fails to enter the Preliminary Approval Order or the Final Approval Order in substantially the form submitted by the Parties. Any appeal by Class Counsel of the attorneys’ fees and costs awarded by the Court in connection with this Settlement shall not be a basis for any party to have this Agreement become null and void. If this Agreement becomes null and void, the Parties shall move forward with the Lawsuit as though no settlement had been reached, all of the Parties to the Lawsuit being placed in the same position they were before this Settlement was proposed, negotiated and agreed upon.

B.	Severability

None of the terms of this Agreement is severable from the others. However, if the Court should rule that any term is void, illegal, or unenforceable for any reason, FXG, in its sole discretion, and Plaintiffs, in their sole discretion (but acting in accord with their duties and obligations to the Certified Class, the Certified Sub-Class, and the Meal and Rest Period Settlement Sub-Class), may elect to waive any such deficiency and proceed with the Settlement under the terms and conditions ultimately approved by the Court.

C.	Effectiveness, Amendments, and Binding Nature

This Agreement may be amended only by written agreement signed by the Parties. Except as otherwise stated above, each of the Parties, including FXG and Plaintiffs on behalf of themselves, the Certified Class, the Certified Sub-Class, and the Meal and Rest Period Settlement Sub-Class expressly accepts and assumes the risk that, if facts or laws pertinent to matters covered by this Agreement are hereafter found to be other than as now believed or assumed by that party to be true or applicable, this Agreement shall nevertheless remain effective.

This Agreement is binding on, and shall inure to the benefit of, the Parties, the Class Members, and the Sub-Class Members, and their respective agents, employees, representatives, officers, directors, parents, subsidiaries, assigns, executors, administrators, insurers, and successors in interest. All Releasees other than FXG, which is a party, are intended to be third-party beneficiaries of this Agreement.

D.	Cooperation in Implementation

FXG, Plaintiffs, and their respective counsel (including Class Counsel) agree to prepare and execute any additional documents that may reasonably be necessary to effectuate the terms of this Agreement.

E.	Governing Law

This Agreement shall be construed and governed in accordance with the procedural and substantive laws of the State of California without regard to any principles of choice of law, except that all matters of federal tax law and the Class Settlement Fund’s compliance with

25

Internal Revenue Code § 468B and the Treasury Regulations thereunder shall be governed by federal income tax law.

A.	No Admission of Liability

The Parties are entering into this Settlement for the purpose of compromising and settling disputed claims. Nothing in this Agreement or in the documents relating to the Settlement shall be construed, deemed, or offered as an admission by any of the parties, or by any member of the Certified Class or the Certified Sub-Class, for any purpose in any judicial or administrative action or proceeding, whether in law or in equity, and regardless of whether this Agreement ultimately becomes effective.

B.	Income Tax Obligations

No representation has been made to the Plaintiffs, Class Members or Sub-Class Members, or their attorneys by FXG regarding the taxability of any portion of the payments under this Agreement. Plaintiffs, Class Members, Sub-Class Members, and Class Counsel are solely responsible for their own tax filing and payment obligations arising from this Agreement, except that the Settlement Administrator will provide Plaintiffs, Class Members, Sub-Class Members, and Class Counsel with copies of IRS Forms 1099 and/or W-2 as applicable for any payments the Class Settlement Fund makes to them under this Agreement.

C.	Signatures

This Agreement may be executed in counterparts, and, when so executed, shall constitute a binding original. A signature, or copy of a signature, transmitted electronically, including by facsimile or email, shall serve as an original for all purposes.

Plaintiffs:		Defendant:

/s/ Dean Alexander		FedEx Ground Package System, Inc.
Dean Alexander

Date:	9/10/15	/s/ Ward B. Strang
		By:	Ward B. Strang

		Its:	EVP & COO
/s/ Peter Allen
Peter Allen		Date:	9/11/15

Date:	Date: 9-9-2015

26

/s/ Albert Anaya
Albert Anaya

Date:	9-10-15

/s/ Suzanne Andrade
Suzanne Andrade

Date:	9/10/15

/s/ Jerrett Henderson
Jerrett Henderson

Date:	9-9-2015

/s/ Ely Ines
Ely Ines

Date:	Sept. 11, 2015

/s/ Paul Infantino
Paul Infantino

Date:	9/10/15

/s/ Jorge Isla
Jorge Isla

Date:	9 Sept 2015

/s/ Eric Jeppson
Eric Jeppson

Date:	9/10/15

27

/s/ Gupertino Magana
Gupertino Magana

Date:	9-10-2015

/s/ Bernard Mendoza
Bernard Mendoza

Date:	9/8/2015

/s/ Jesse Padilla
Jesse Padilla

Date:

/s/ Marjorie Pontarolo
Marjorie Pontarolo

Date:	9/11/15

/s/ Joey Rodriguez
Joey Rodriguez

Date:	9-10-15

/s/ Dale Rose
Dale Rose

Date:	9/10/15

/s/ Allan Ross
Allan Ross

Date:	09/10/2015

28

/s/ Agostino Scalercio
Agostino Scalercio

Date:	9/11/15

/s/ Anthony Ybarra
and Anthony Ybarra

Date:	9/10/2015

APPROVED AND ACKNOWLEDGED:		APPROVED AND ACKNOWLEDGED:

/s/ Beth Ross 9/9/2015		/s/ Scott Voelz 9/9/15

Class Counsel		Counsel for FedEx Ground Package System, Inc.

29

Class Settlement Agreement

EXHIBIT A1

(Class List, 2009)

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1	1 RJN FOOL INC	ATTN: ROBERT JAMES NIELSEN	42580 KANSAS ST	PALM DESERT	CA	92217
2	2GG INC	ATTN: MICHAEL LEE	12861 W 66TH	GARDEN GROVE	CA	92840
3	3MMMJC TRUCKING INC - 2ND	ATTN: JESSE FOSTER	8968 SHASTA LILY DR	ELK GROVE	CA	95624-3857
4	50 60 HEAVEN	ATTN: BERNARDO MONCADA	39712 BROOKSIDE AVE	CHERRY VALLEY	CA	92223-4871
5	50 60 HEAVEN - 3RD	ATTN: BERNARDO MONCADA	39712 BROOKSIDE AVE	CHERRY VALLEY	CA	92223-4871
6	A & A DELIVERY SERVICES	ATTN: ALEJANDRA PRIEGO	4551 LAFAYETTE ST APT 28	SANTA CLARA	CA	95054-1632
7	A & E DELIVERY SERVICE INC	ATTN: ADILSON SILVA	7516 IVY CT	PLEASANTON	CA	94588-3664
8	A&E DELIVERY SERVICE INC 2ND	ATTN: ADILSON SILVA	7516 IVY CT	PLEASANTON	CA	94588-3664
9	AARON LIPPS		4135 1/4 MAYBANK AVE	LAKEWOOD	CA	90712-3943
10	AARON MILLER		2135 PUNTA DEL ESTE DR	HACIENDA HEIGHTS	CA	91745-4912
11	AARON NOEL AGRA		4616 CABELLO ST	UNION CITY	CA	94587-4716
12	AARON PELZL		42303 SNOWLINE CT	OAKHURST	CA	93644
13	AARON WRIGHT		3500 DRAGOO PARK DR APT D	MODESTO	CA	95356-1801
14	AASIF MUSA 2ND PAREKH		13222 SALMON RIVER RD #102	SAN DIEGO	CA	90731
15	ABAD TRUCKING INC - 2ND	ATTN: RUBEN ABAD	872 DEEP CRK	COSTA MESA	CA	92626-7705
16	ABBIE SHANKEL		37413 29TH ST	PALMDALE	CA	93550
17	ABDUL HAKIM		7130 6TH PKWY APT 1	SACRAMENTO	CA	95823-2210
18	ABDUL MUFID		5025 VILLAGE WOOD DR	SACRAMENTO	CA	95823-5883
19	ABDUL SOFID		5025 VILLAGE WOOD DR	SACRAMENTO	CA	95823-5883
20	ABDULAZIZ YASSIN AHMMED		1140 N SOLANO PRIVADO APT C	ONTARIO	CA	91764-6843
21	ABDULKAREEM ALI		184 CALLAN AVE APT 210	SAN LEANDRO	CA	94577-4503
22	ABDULLAH RIYADAH		5208 EGGERS DR	FREMONT	CA	94536-7142
23	ABEL 2ND CASAREZ		3514 OLIVE ST	SELMA	CA	93662-4509
24	ABEL JERED HINOJOS		1978 S SINCLAIR AVE	STOCKTON	CA	95215-7538
25	ABEL L ARANDA		159 W CHERRY AVE	RIALTO	CA	92377-4630
26	ABEL RAMOS		6026 EASTON ST	LOS ANGELES	CA	90022-4409
27	ABEL VENEGAS		730 SAN FRANCISCO AVE	POMONA	CA	91767-4824
28	ABELMAR M DE CASTRO		3062 LOGGINS LN	TRACY	CA	95377-7933
29	ABILIO LONGATO JR		5954 NW 47TH WAY	POMPANO BEACH	FL	33073-2303
30	ABLE ALVAREZ		3942 CLAREMONT ST	IRVINE	CA	92614-6663
31	ABRAHAM CERONIO		726 HONEY GROVE LN	NIPOMO	CA	93444-5649
32	ADAD TRUCKING INC	ATTN: RUBEN ABAD	872 DEEP CRK	COSTA MESA	CA	92626-7705
33	ADAIR PIMENTEL		150 CORONADO AV	DALY CITY	CA	94015
34	ADAM HERRERA		510 HYDRANGEA CT	ROSEVILLE	CA	95747-6721
35	ADAM HERRERA		510 HYDRANGEA CT	ROSEVILLE	CA	95747-6721
36	ADAN HERNANDEZ VERDUZCO		1018 JEFFERSON AVE	CHULA VISTA	CA	91911-1612
37	ADAN HERNANDEZ VERUZCO		1018 JEFFERSON AVE	CHULA VISTA	CA	91911-1612
38	ADDYCO DELIVERY SERVICE INC		655 LEWELLING BLVD	SAN LEANDRO	CA	94579-1804
39	ADEAR BESSA JR.		408 EASTMOOR AVE	DALY CITY	CA	94015-2041
40	ADRIAN VALENZUELA		2123 STANFORD AV	MOUNTAIN VIEW	CA	94040
41	ADRIAN YRACHETA		4770 BENITO ST	MONTCLAIR	CA	91763-2743
42	ADRIANA RODRIGUES DE MELLO		1528 VISTA CLUB CIR APT 202	SANTA CLARA	CA	95054-3755
43	ADRIANO C GOES		4156 ELLMAR OAKS DR	SAN JOSE	CA	95136-3521
44	ADRIANO FERREIRA		6870 LOS ALTOS WAY	SACRAMENTO	CA	95831-2820
45	ADV CARGO	ATTN: MICHAEL J. CLARK	248 3RD ST # 834	OAKLAND	CA	94607-4375

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
46	AGALALEI HARO		4956 JOLANA LN	N HIGHLANDS	CA	95660
47	AGUSTIN ABARCA		2610 RUDDER AVE	PORT HUENEME	CA	93041-1440
48	AGUSTIN ABARCA		713 MOBY DICK LN	OXNARD	CA	93030-6766
49	AGUSTIN CARRERA		4909 SANTA ANA ST	CUDAHY	CA	90201-5908
50	AGUSTIN E RODRIGEUZ		3550 ORINDA ST	PALO ALTO	CA	94306-2842
51	AGUSTIN PENA		13199 VICTORIA ST	RANCHO CUCAMONGA	CA	91739-9572
52	AIDA RODRIGUEZ		3524 SAN GABRIEL RIVER PKWY	BALDWIN PARK	CA	91706-3738
53	AISHU LLC	ATTN: TEJAS V. PATEL	PO BOX 2126	PORT HUENEME	CA	93044-2126
54	AJE GLOBAL INC	ATTN: AUGUSTO LEITE	518 MONTEREY RD APT B	PACIFICA	CA	94044-2072
55	ALAN B NEIBAUER		4554 RIO VISTA DR	BILLINGS	MT	59106-1577
56	ALAN E RUBIO		3071 W COOLIDGE AV	ANAHEIM	CA	92801
57	ALAN MARTIN NOONAN		1765 LANDESS AVE # 64	MILPITAS	CA	95035-7019
58	ALAN WRIGHT		2081 DELGADO WA	SACRAMENTO	CA	95833
59	ALBERT A ANAYA		301 ROBIN CIR	VACAVILLE	CA	95687-7206
60	ALBERT S PATTERSON		6710 4TH AVE	LOS ANGELES	CA	90043-4461
61	ALBERT WUN		16702 WINDWARD AVE	CERRITOS	CA	90703-1659
62	ALBERTO ANTONIO TORRES		3914 BRUNSWICK AVE	LOS ANGELES	CA	90039-1606
63	ALBERTO BONILLA		44523 STILLWATER DR	LANCASTER	CA	93536-6430
64	ALBERTO DE LA TORRE		1928 BOWLING GREEN DR	SACRAMENTO	CA	95815-3417
65	ALBERTO GUTIERREZ		153 GUAVA AVE	CHULA VISTA	CA	91910-2456
66	ALBERTO SANTOS		6172 DUNROBIN AVE	LAKEWOOD	CA	90713-1036
67	ALBERTO ZEPEDA		131 SHELBY WAY	UPLAND	CA	91786-6444
68	ALCIDES TRANSPORTATION LLC	ATTN: JOSE AGUILAR	12645 GLYNN AVE	DOWNEY	CA	90242-3801
69	ALCIR CABRAL		303 E BULLARD AVE	FRESNO	CA	93710-5260
70	ALDO ROJAS		9830 ALEXANDER AVE	SOUTH GATE	CA	90280-5018
71	ALECANISA INC	ATTN: GUILLERMO LOPEZ	5744 SUNFIELD AVE	LAKEWOOD	CA	90712-1824
72	ALECANISA INC	ATTN: GUILLERMO LOPEZ	5744 SUNFIELD AVE	LAKEWOOD	CA	90712-1824
73	ALEJANDRO CAMPOS		5023 ADENMOOR AVE	LAKEWOOD	CA	90713-1803
74	ALEJANDRO CORONA		6651 GROSS AVE	WEST HILLS	CA	91307-3210
75	ALEJANDRO DAVID SANCHEZ		37934 PEREZA CT	MURRIETA	CA	92563-3216
76	ALEJANDRO DE LA TORRE		1529 BARCELONA CIR	SALINAS	CA	93906-2302
77	ALEJANDRO FONSECA CORONA		36506 SINALOA ST	PALMDALE	CA	93552-5855
78	ALESSANDRA FERREIRA		100 ESPLANADE AVE APT 106	PACIFICA	CA	94044-1302
79	ALESSANDRO QUINTINO		1973 LANDESS AVE	MILPITAS	CA	95035-7067
80	ALEX CORONA		21219 ROSCOE BLVD	CANOGA PARK	CA	91304-4242
81	ALEX FERREIRA		26775 CALL AV	HAYWARD	CA	94542
82	ALEX LUIS ROJAS		100 W CLEVELAND AVE APT D	MONTEBELLO	CA	90640-4800
83	ALEX SALUDES		5222 NUTMEG ST	SAN DIEGO	CA	92105-4954
84	ALEX SANGALANG		1600 CONNOLEY AVE	CHULA VISTA	CA	91911-5122
85	ALEX SANTIAGO		2127 N SAN ANTONIO AVE	POMONA	CA	91767-2403
86	ALEX SANTOS		7610 TOYON AVE	FONTANA	CA	92336-1941
87	ALEXANDER D GAERLAN		2298 FLAGSTONE WAY	CONCORD	CA	94521-1600
88	ALEXANDER GIGLIOTTI		3922 COEUR D ALENE AVE	SHASTA LAKE	CA	96019-9113
89	ALEXANDER HERMAN LEBEAU		2839 MARCONI AV	SACRAMENTO	CA	95821
90	ALEXANDRE ALCANTRA		1075 OFARRELL ST APT 12	SAN FRANCISCO	CA	94109-6835

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
91	ALEXANDRE MORAES		7087 E FEDORA AVE	FRESNO	CA	93727-9219
92	ALEXEI S DIAS		75 MIDVALE DR	DALY CITY	CA	94015
93	ALEXIE KAAIHUE		3700 DEAN DR UNIT 407	VENTURA	CA	93003-3391
94	ALEXPRESS LLC	ATTN: ALEX FERREIRA	199 HILLCREST RD	SAN CARLOS	CA	94070-1952
95	ALFONSO ALMERIA		6419 ARCADIA ST	CORONA	CA	92880-4005
96	ALFONSO ARROYO SILVA		7972 LAMPSON AVE APT 11	GARDEN GROVE	CA	92841-4149
97	ALFONSO CAMACHO		24040 DECORAH RD	DIAMOND BAR	CA	91765-1409
98	ALFRED AGHAKHANIAN		457 W CALIFORNIA	GLENDALE	CA	91206
99	ALFRED ALBANEZ		407 NAVAJO DR	SALINAS	CA	93906-2713
100	ALFREDO B BONIFACIO		1903 CARDIFF DR	PITTSBURG	CA	94565-4049
101	ALFREDO GALLEGOS		2403 KELLA AVE	WHITTIER	CA	90601-1531
102	ALFREDO GONZALES BARICAN		642 MACDUFF AVE	STOCKTON	CA	95210-1840
103	ALFREDO T SY		13268 EAGLE RD	CHINO HILLS	CA	91709
104	ALFREDO TOVAR		38887 SILICA DR	PALMDALE	CA	93551-3955
105	ALI AND SON COURIERS INC	ATTN: ALI, ALYUB	8905 SHASTA LILY DR	ELK GROVE	CA	95624-3863
106	ALI M ISMAILZADA		1755 PEACHWILLOW ST	PITTSBURG	CA	94565-7305
107	ALI SCOTT		125 DEANS CT	VALLEJO	CA	94591-6824
108	ALL CLEAN JANITORIAL INC-2/SW		6813 FLAMINGO WAY	SACRAMENTO	CA	95828-3214
109	ALL VILLANUEVAS INC	ATTN: JOSE VILLANUEVA	21930 LANE ST	PERRIS	CA	92570-8142
110	ALLAN B ROSS		1161 VIEWMONT DR	ESCONDIDO	CA	92027-4320
111	ALLAN LEO FIGURACION JR		21825 ARCHIBALD AVE	CARSON	CA	90745-2834
112	ALLAN ROSS		1161 VIEWMONT DR	ESCONDIDO	CA	92027-4320
113	ALLAN SANAGUSTIN		3320 WILD PALMS DR	MODESTO	CA	95355-3506
114	ALLEN DONG		600 RYAN DR APT 12	PLEASANT HILL	CA	94523-5168
115	ALMA ESPERANZA VILLATORO		11450 CALVERT ST APT 11	NORTH HOLLYWOOD	CA	91606-4150
116	ALMATI CORP	ATTN: SEPANIAN SEROJ	1366 WESTERN AVE	GLENDALE	CA	91201-1429
117	ALOYSIO AGUIAR SOUZA NETO		6404 CAMDEN AVE	SAN JOSE	CA	95120-2822
118	ALTAGRACIA Q CERPA		873 RENTON CT	SAN JOSE	CA	95123-2558
119	ALTEMAR V PIMENTEL		150 CORONADO AVE APT 214	DALY CITY	CA	94015-3315
120	ALTON LINROY JAMES		425 SPRING ST	RICHMOND	CA	94804-2903
121	ALVIN LE		1011 WHIPPLE RD	HAYWARD	CA	94544-7926
122	ALYUB ALI		4930 VILLAGE WOOD DR	SACRAMENTO	CA	95823-5857
123	AMANDO CARREON		1437 STODDARD ST	SACRAMENTO	CA	95822-3423
124	AMERICAN DELIVERY SERVICE IN	ATTN: MICHAEL MIKO	1970 GRANDE CIR APT 19	FAIRFIELD	CA	94533-4254
125	AMIR SAHINOVIC		22154 CENTER ST #4	CASTRO VALLEY	CA	94546
126	ANAS BENYAZED		5505 ASPEN GROVE LN	ELK GROVE	CA	95757-8352
127	ANDES GROUND INCORPORATED	ATTN: JOSHUA ANDES	PO BOX 953	BIGGS	CA	95917-0953
128	ANDRE MEDEL		759 S TEAKWOOD AVE	RIALTO	CA	92376-6837
129	ANDRE NMN ALEJANDRE		4903 SANDYLAND RD	CARPINTERIA	CA	93013-2313
130	ANDRE PEPPER		1224 PASEO AZUL WAY	CORONA	CA	92879-8502
131	ANDREA GAYLOR		812 LOS VERDE CT	WINDSOR	CA	95492
132	ANDREA MACLACHLAN		4711 BAILY PL	SAN DIEGO	CA	92105-4846
133	ANDRES ARAIZA		1447 BUTTERFLY CT	HEMET	CA	92545-8777
134	ANDRES GARCIA		11219 PLUM CT	SAN FERNANDO	CA	91340-3811
135	ANDREW DANIELS		3550 LOVEBIRD WAY	ANTIOCH	CA	94509-6458

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
136	ANDREW JUNG TURPEN		1378 LONGSPUR CT	MCKINLEYVILLE	CA	95519-6406
137	ANDREW MICHAEL LLOYD		339 W 1ST AV	CHICO	CA	95926
138	ANDREW MUNOZ		13814 GREENBRIER AVE	BELLFLOWER	CA	90706-2240
139	ANDREW PARKER		812 KINGSCROSS AVE	BAKERSFIELD	CA	93307-6600
140	ANDREW W PERKINS		852 COATS ST	BISHOP	CA	93514
141	ANDREW WILLIAMS		36411 CABRILLO DR	FREMONT	CA	94536-5550
142	ANDY RAMIREZ		374 DECANTER CR	WINDSOR	CA	95492
143	ANGEL D DAZO		1428 N BRADLEY RD	SANTA MARIA	CA	93454-2339
144	ANGEL ESPINOZA		1516 GARDENIA ST	LOMPOC	CA	93436-2915
145	ANGELA FRANCES MERCADO		6632 SUTTON ST	WESTMINSTER	CA	92683-2118
146	ANGELES DULCE		8582 FLANNERY WAY	SACRAMENTO	CA	95828-7519
147	ANGELO DANTE SOSA		1624 IRENE AVE	MODESTO	CA	95355-4345
148	ANIBAL GIFFONI		4844 BELFORD PEAK WAY	ANTIOCH	CA	94531-8321
149	ANIBAL GIFFONI		4844 BELFORD PEAK WAY	ANTIOCH	CA	94531-8321
150	ANN SHAW		9 MEADOW LAKES DR	TEHACHAPI	CA	93561-9685
151	ANNTHOREM TRUCKING CORP	ATTN: RIZALITO ESQUERRA	3333 MYRTLE AVE	SIGNAL HILL	CA	90755-4615
152	ANTHONY A YBARRA		PO BOX 3421	CLOVIS	CA	93613-3421
153	ANTHONY BROOKS		2521 BRIARCLIFF DR	RIVERBANK	CA	95367-3329
154	ANTHONY DE LARA		311 RODERS DR	VENTURA	CA	93003
155	ANTHONY JOHN LEMOS		349 N ASPEN AVE	RIALTO	CA	92376-5442
156	ANTHONY KOHLMAN		1501 CHAPIN AV	BURLINGAME	CA	94010
157	ANTHONY NUNEZ		14861 JEFFERSON ST	MIDWAY CITY	CA	92655-1255
158	ANTHONY PELAIZ		611 W GLAZE AVE	EXETER	CA	93221-2060
159	ANTHONY R AZEVEDO		34 ARDEN CT	REDWOOD CITY	CA	94061-2287
160	ANTHONY ROSADO		5928 MENDOCINO BLVD	SACRAMENTO	CA	95824-2636
161	ANTHONY SESE		161 BLOSSOM CIR UNIT A	SAN MATEO	CA	94403-4614
162	ANTHONY STEVEN VALDIVIA		7600 DEMING CT	BAKERSFIELD	CA	93309-7530
163	ANTON NADER		7702 OAKDALE AVE	WINNETKA	CA	91306-2630
164	ANTONINO CORTES		2027 CRANWORTH CIR	SAN JOSE	CA	95121-1423
165	ANTONIO FELIX TORRES		21 ALISA CIR	WATSONVILLE	CA	95076-3075
166	ANTONIO GIOLO		2828 COLEMAN GLEN LN	SANTA ROSA	CA	95407-4577
167	ANTONIO J FLORES		PO BOX 4747	SAN LUIS OBISPO	CA	93403-4747
168	ANTONIO MARTIN		5270 HERMOSA AVE	LOS ANGELES	CA	90041-1319
169	ANTONIO MORA		379 DECANTER CIR	WINDSOR	CA	95492-6662
170	ANTONIO RUVALCABA		2470 CATALPA WAY	SAN BRUNO	CA	94066-1904
171	ANTONIO VERA		5578 CECILIA ST	BELL GARDENS	CA	90201
172	ANTONIO VERA LOPEZ		957 POPE WAYL	HAYWARD	CA	94545
173	AO NGOC LE		9124 GOLD FIELDS CIR	CORONA	CA	92883-8180
174	ARBY KARNES		2448 PINE ST	EUREKA	CA	95501-4054
175	ARCONI ALBUQUERQUE FILHO		31 COWBARN LN APT 1	NOVATO	CA	94947-5102
176	ARI FAST		9765 MEDINA DR	SANTEE	CA	92071-2033
177	ARIANA DELIVERY SERVICES INC	ATTN: FRANK ZANGANEH	20259 GREEN HILL LN	YORBA LINDA	CA	92886-6809
178	ARLETE BARROS		PO BOX 4243	BURLINGAME	CA	94011-4243
179	ARLO ABRAHAM C LACUESTA		335 SPRINGTREE PL	ESCONDIDO	CA	92026-1417
180	ARLUCIO GONCALVES DA SILVEIR		300 PALMETTO AVE APT 101	PACIFICA	CA	94044-7300

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
181	ARMANDO DESANTIAGO		1410 RIVERA ST	RIVERSIDE	CA	92501-1507
182	ARMANDO H MONTOYA II		339 W CENTER ST APT G	COVINA	CA	91723-2551
183	ARNALDO LEITAO DE FARIAS		644 SERPA RANCH RD	TRACY	CA	95377-8617
184	ARNALDO LEITAO DEFARIAS		644 SERPA RANCH RD	TRACY	CA	95377-8617
185	ARROW TRANSPORT & DELIVERY	ATTN: ARMANDO J. FAJARDO	4253 E OLYMPIC BLVD	LOS ANGELES	CA	90023-3335
186	ARTHUR DAVID LOPEZ		3866 E HARVARD AVE	FRESNO	CA	93703-1920
187	ARTHUR WHITMORE		15169 ORION RD	SAN LEANDRO	CA	94579-2604
188	ARTOUSH BONITIAN		632 MYRTLE ST	GLENDALE	CA	91203-1612
189	ARTURO BAUER		13225 FLINT LN	VICTORVILLE	CA	92392-7284
190	ARTURO GOMEZ		8640 MANCHESTER BL	BUENA PARK	CA	90621
191	AS & L TRANSPORTS INC	ATTN: EDWARD TREVINO JR.	3904 LILLIAN WAY	BAKERSFIELD	CA	93309-6021
192	AT YOUR SERVICE DELIVERY LLC	ATTN: STEFAN PARKINSON	1908 MCKINLEY ST	ROCKLIN	CA	95765-5866
193	ATA TRANSPORTATION	ATTN: ALFRED AGHAKHANIAN	457 W CALIFORNIA	GLENDALE	CA	91206
194	AUDELIO PENA JR		1228 HICKS ST	SELMA	CA	93662-4345
195	AUGUSTINE C SCALERCIO	DBA: SCALERCIO INTERNATIONAL	1224 LANGFORD ST	OCEANSIDE	CA	92058-2212
196	AUGUSTO LEITE		518 MONTEREY RD APT B	PACIFICA	CA	94044-2072
197	AUSAM INC	ATTN: DAVID BRADY	6517 HOMAN CT	CHINO	CA	91710-7353
198	AV EXPRESS COURIER SVCS LLC	ATTN: ALEJANDRA SABOGAL	39205 CHALFONT LN	PALMDALE	CA	93551-1528
199	AW H INC	ATTN: ALONSO AGUILAR	45032 ALTISSIMO WAY	LAKE ELSINORE	CA	92532-1523
200	AZAEL CEBALLOS		975 DEL DIOS HWY APT 226	ESCONDIDO	CA	92029-2254
201	AZEVEDO GOMES DA SILVA		2013 SIERRA RD APT C	CONCORD	CA	94518-2913
202	AZM DELIVERY INC 5TH	ATTN: ZEPEDA, CARLOS	131 SHELBY WAY	UPLAND	CA	91786-6444
203	BAIRES TRUCKING INC	ATTN: FERNANDO PEREZ	225 S RIO VISTA B 10	ANAHEIM HILLS	CA	92806
204	BALJEET THIND		17373 JESSICA LN	CHINO HILLS	CA	91709-6323
205	BALWINDER SINGH		3281 DIAS DR	SAN JOSE	CA	95148-1606
206	BAR TOO INC	ATTN: ROBERT WIEBELL	4346 BELMONT CT	ARCATA	CA	95521-4512
207	BARANG SENG		5772 RICHMOND AVE	GARDEN GROVE	CA	92845-2021
208	BARBARA BAILEY		PO BOX 2133	PALM SPRINGS	CA	92262
209	BARRY BLOOM		2801 BONNIE LN	STOCKTON	CA	95204-4411
210	BARRY F PONTIOUS		35429 ZINNEY RD	LITTLEROCK	CA	93543-3015
211	BARRY F PONTIOUS		35429 ZINNEY RD	LITTLEROCK	CA	93543-3015
212	BARRY J BLOOM		3132 JOSHUA TREE CIR	STOCKTON	CA	95209-3810
213	BEAU CAMPBELL		2120 ALPINE DR	LODI	CA	95240-6702
214	BELINDA COMEAUX		PO BOX 292161	SACRAMENTO	CA	95829-2161
215	BEN APALATEGUI		7331 SHELBY PL APT 56	RANCHO CUCAMONGA	CA	91739-5907
216	BENEDICT ESTACIO SAN JUAN		951 W CAMINO COLEGIO	SANTA MARIA	CA	93458-6406
217	BENELITA ROSE		4492 MISSION ST	SAN FRANCISCO	CA	94112-1950
218	BENJAMIN A SAGISI JR		1007 N WESTERN AVE	SANTA MARIA	CA	93458-2752
219	BENJAMIN ICASIANO		4175 ARPEGGIO AVE	SAN JOSE	CA	95136-2303
220	BENNETT R CASTRO		985 S GORDON ST	POMONA	CA	91766-3126
221	BENNIE MYERS		711 E 84TH PL	LOS ANGELES	CA	90001-3620
222	BEORA HART JR		8862 WHEELTON RD	ELK GROVE	CA	95624-5218
223	BERNARD MENDOZA		637 WHITTINGTON LN	HAYWARD	CA	94541-2285
224	BERNARDO MONCADA		1160 N CALIFORNIA AVE	BEAUMONT	CA	92223-1668
225	BERNIE SAITO		1385 S MAYFAIR AVE	DALY CITY	CA	94015-3738

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
226	BERTHA RIVAS		430 N CORONADO TERRACE APT 2	LOS ANGELES	CA	90026
227	BESIM HUREMOVIC		406 91ST ST APT 4	DALY CITY	CA	94015-1907
228	BETEX GROUND SERVICE INC - 2	ATTN: HUMBERTO AVELLANEDA	6067 NOROCO DR	PICO RIVERA	CA	90660-3262
229	BETZ 2000 HOME DELIVERY INC	ATTN: WILLIAM E. BETZ	PO BOX 189	GUFFEY	CA	80820-0189
230	BEVERLY BUCK		7576 HOLDER ST	BUENA PARK	CA	90620-1663
231	BHUPINDER S JHANJAR		615 FAVERSHAM WAY	BAKERSFIELD	CA	93311-4904
232	BIG JOE’S TRUCKING LLC	ATTN: JOSE SERNA	8920 BURKE AVE	SOUTH GATE	CA	90280-3409
233	BIJAN SARBAZ		148 COTTAGE LN	WALNUT CREEK	CA	94595-1302
234	BILL NELSON		11831 MAC ST	GARDEN GROVE	CA	92841-2358
235	BILLY J VANG SMITH	DBA BILLY J SMITH	6513 BURDETT WAY	SACRAMENTO	CA	95823-1521
236	BLAS DE LEON CALIVA		32 MUIRFIELD CT	SAN JOSE	CA	95116-2680
237	BOB PERSONIUS		8428 WINTERBERRY DR	ELK GROVE	CA	95624-3866
238	BOBBY CRAWFORD		433 DANBURY ST	HEYWARD	CA	94544
239	BOBBY OWINGS		1201 SILVERADO AVE	MCKINLEYVILLE	CA	95519-9117
240	BOBNC INC	ATTN: BOBBY CRAWFORD	433 DANBURY ST	HEYWARD	CA	94544
241	BOONTHONG TATPAPORN		3919 OHIO AVE	RICHMOND	CA	94804-3311
242	BOZARTH		1908 WALTZER RD	SANTA ROSA	CA	95403
243	BQ EXPRESS INC	ATTN: KEVIN QUINN	5422 CEDARHURST WAY	CARMICHAEL	CA	95608-0741
244	BRAD R BAILEY		14182 DECATUR DR	MAGALIA	CA	95954
245	BRADLEY THOMAS ROSE		10510 RIM VIEW CIR	AUBURN	CA	95603-9476
246	BRENDA SUE URCIAGA		73 ARTHUR RD	WATSONVILLE	CA	95076-2631
247	BRENT J CUNNINGHAM		2844 GRASSLANDS DR #1711	SACRAMENTO	CA	95833
248	BRET KAMMERER		8036 HUMMINGBIRD LN	SAN DIEGO	CA	92123-2723
249	BRIAN BRUCE TRUDEAU		5186 E VPMMUVOEW	REDDINGTON SHORES	CA	96001
250	BRIAN CATTERALL		5932 ANTHONY AVE	GARDEN GROVE	CA	92845-2615
251	BRIAN COOKSEY		2339 DESERT OAK DR	PALMDALE	CA	93550-7510
252	BRIAN D EDER		4289 HAINES ST	SAN DIEGO	CA	92109-5304
253	BRIAN JACOBS		6389 RATHKE DR	RIVERSIDE	CA	92509-5766
254	BRIAN JAY SMITH		1817 ROWAN ST	SAN DIEGO	CA	92105-5633
255	BRIAN JOHN BOWER		2512 SANTA CRUZ AVE	SANGER	CA	93657-3834
256	BRIAN MAKIN		218 USHER DR	WINDSOR	CA	95492-8694
257	BRIAN MULLIKIN		PO BOX 673	PACIFICA	CA	94044-0673
258	BRIAN O’CAMPO		8817 TROUT CT	ELK GROVE	CA	95624-4902
259	BRIAN PAINTER		6444 FORGET ME NOT	LIVERMORE	CA	94551-8301
260	BRIAN SAN JUAN		1408 REVERE ST	SANTA MARIA	CA	93455-4451
261	BRIAN SCOTT BEAR		125 VILLAGE RD	MODESTO	CA	95354-2747
262	BRITT ALLEN KIMBLE		29211 GIFFORD AVE	MORENO VALLEY	CA	92555-8327
263	BRUCE EUCCE		5112 WILLOW TREE DR	BAKERSFIELD	CA	93313-2809
264	BRUCE SNYDER		7767 MARISA ST	GARDEN GROVE	CA	92641
265	BRUCE T HARRIS		12354 26 MILE RD	OAKDALE	CA	95361-9296
266	BRYAN L HILLIARD		7771 CELEBRITY ST	SACRAMENTO	CA	95832-1171
267	BRYAN L TURNER		7015 N ERIE AVE	FRESNO	CA	93722-2827
268	BRYCEVAN INC	ATTN: GERRY HAMASHITA	12960 RUBENS AVE	LOS ANGELES	CA	90066-6542
269	BRZ CAPITAL LLC		PO BOX 1048	BELMONT	CA	94002-1048
270	BUM AN		31770 ALVARADO BL	UNION CITY	CA	94587

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
271	BUSINESS BLOCKS INC	ATTN: RICHARD HEE	912 N REGATTA DR	VALLEJO	CA	94591-7718
272	BYOKO INC	ATTN: WAY LIM LEW	2390 CRENSHAW BLVD APT 721	TORRANCE	CA	90501-3300
273	BZR EXPRESS INC 4TH	ATTN: VENOR LOPES	PO BOX 1048	BELMONT	CA	94002-1048
274	CAMARGOS COURIER SERVICES I	ATTN: EDYWILSON CAMARGO	317 N FREMONT ST	SAN MATEO	CA	94401-1831
275	CAMELO VILLAMOR		1536 THORNWOOD DR	CONCORD	CA	94521-1917
276	CAMILO GONZALEZ		18806 MANDAN ST APT 209	CANYON COUNTRY	CA	91351-3765
277	CAPRICE S TELL		5914 VILLA ROSA WAY	ELK GROVE	CA	95758-6119
278	CARL CUMMINGS		20255 APPLE DR	LOCKEFORD	CA	95237-9790
279	CARLOS A GARZON		205 LA ROSSA CT	SAN JOSE	CA	95125-1257
280	CARLOS A GRANADOS CERON		2065 W EL CAMINO AV	SACRAMENTO	CA	95833
281	CARLOS BARAJAS		1521 HILLSBOROUGH	MADERA	CA	96367
282	CARLOS BARAJAS		2616 PINEWOOD DR	MADERA	CA	93637-2634
283	CARLOS C VENZOR		7336 EL DOMINO WAY APT 3	BUENA PARK	CA	90620-2637
284	CARLOS CASTILLO		17904 ROSETON AVE	ARTESIA	CA	90701-3939
285	CARLOS COSTA		225 ROOSEVELT AVE	SUNNYVALE	CA	94086
286	CARLOS DASILVA		4500 THE WOODS DR APT 127	SAN JOSE	CA	95136-4643
287	CARLOS E TOBIAS		8930 CALMOSA AVE	WHITTIER	CA	90605-2133
288	CARLOS HERNANDEZ		1057 W 54TH ST	LOS ANGELES	CA	90037-3521
289	CARLOS HERNANDEZ		44526 GROVE LN	LANCASTER	CA	93534-2857
290	CARLOS JOSE CAMPOS		1567 GLENN ELLEN DR	GRIDLEY	CA	95948-9405
291	CARLOS M CENTENO		15518 SIERRA VALLE DR	HOUSTON	CA	77083-4131
292	CARLOS MAGANA		3771 OLIVE ST	SHASTA LAKE	CA	96019-9564
293	CARLOS PEREZ		4262 BEGONIA RD	PHELAN	CA	92371-6873
294	CARLOS QUINTINO		457 COMBS AVE	ARVIN	CA	93203-2207
295	CARLOS ROCHA		917 HONORA AVE	CONCORD	CA	94518-3018
296	CARLOS RODRIGUEZ		3400 S MAIN ST APT H8	SANTA ANA	CA	92707-4343
297	CARLOS RODRIGUEZ		3400 S MAIN ST APT H8	SANTA ANA	CA	92707-4343
298	CARLOS SANTANA		2473 N GRAND AVE	COVINA	CA	91724-3941
299	CARLOS SERGIO RODRIGUEZ		1513 WHEELER DR APT 12	SALINAS	CA	93906-4118
300	CARLOS V LOPEZ		4310 GUARDIA AVE	LOS ANGELES	CA	90032-1117
301	CARLTON WALKER		7734 MCBRIDE WAY	SACRAMENTO	CA	95832-1165
302	CARMEN BAHENA		2179 JOHN STILL DR	SACRAMENTO	CA	95832-1247
303	CASTRO DELIVERY INC	ATTN: JUAN CASTRO	4237 ABBOTT RD	LYNWOOD	CA	90262-2136
304	CAT EXPRESS INC	ATTN: CLEBER BRASILEIRO	PO BOX 842	SOUTH SAN FRANCISCO	CA	94083-0842
305	CBS/CSC CORP	ATTN: SANDOVAL SALVADOR	21925 BADEAU AVE	CARSON	CA	90745-2419
306	CEDRIC GRANDBERRY		1221 W 29TH ST APT 201	LOS ANGELES	CA	90007-6102
307	CENTRAL COAST SMALL PKG INC	ATTN: JOHN F. DUPREY	149 PATTERSON RD	SANTA MARIA	CA	93455-4811
308	CEPHUS E NELSON		3521 LEAFWOOD CIR	ANTIOCH	CA	94531-6716
309	CESAR 2ND ALAMILLO		2100 SAN BENITO ST	OXNARD	CA	93033-4817
310	CESAR LOPEZ		110 N 2ND AVE UNIT 3	CHULA VISTA	CA	91910-1131
311	CESMAR - DOREA LLC	ATTN: JULIAN CESNEROS	12781 SYCAMORE ST	GARDEN GROVE	CA	92841-4319
312	CESMAR INC - 3RD		12781 SYCAMORE ST	GARDEN GROVE	CA	92841-4319
313	CHAD MAYHUGH		1211 N MONO CT	RIDGECREST	CA	93555-2311
314	CHAD PARTLOW		3700 DEAN DR UNIT 1401	VENTURA	CA	93003-3275
315	CHANG HAAN	DBA CHANG HAAN	10145 PASSARO WAY	ELK GROVE	CA	95757-3421

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
316	CHARLES BURTON		661 W AVE L	CALIMESA	CA	92320-1019
317	CHARLES COLEMAN		163 SHORT ST	BISHOP	CA	93514
318	CHARLES DAVID CLERE		331 4TH ST	CLOVIS	CA	93612-1024
319	CHARLES E EVANS		165 CHARTER OAK AVE	SAN FRANCISCO	CA	94124-1908
320	CHARLES KAYLO MUTUNGA		529 LIVING OAK CT	SANTA ROSA	CA	95401-5727
321	CHARLES LAMPERTI		PO BOX 1382	CITRUS HEIGHTS	CA	95611-1382
322	CHARLES MARTIN		6543 LEONARD DR	REDDING	CA	96001-4933
323	CHARLES NORMAN JUSTICE		940 NANCY CT	EUREKA	CA	95503-6363
324	CHARLES OSCHBACH		PO BOX 243	FORBESTOWN	CA	95941-0243
325	CHARLES R SAYLOR JR		2074 WFREMONT AVE	FRESNO	CA	93711
326	CHARLES T LIND		4240 N BUCKSTONE PL	MERIDIAN	CA	83646-4571
327	CHARLES YEAGER		PO BOX 4359	BIG BEAR LAKE	CA	92315-4359
328	CHARNJIT S DHILLON		13708 BALBOA CT	FONTANA	CA	92336
329	CHASE ULHAQ		82440 BREWSTER DR	INDIO	CA	92203-3224
330	CHEMELS INT’L MERCHANDISE IN	ATTN: ROMMEL CASTELO	6596 MISSION ST	DALY CITY	CA	94014-2015
331	CHET TAKEUCHI		12629 RALSTON AVE UNIT 12	SYLMAR	CA	91342-4664
332	CHIL SHIN		9425 ROSEPORT WAY	SACRAMENTO	CA	95826-5612
333	CHONG YUP KIM		1321 MARSHALL ST APT 104	REDWOOD CITY	CA	94063-2550
334	CHOU LEE		5874 E ERIN AVE	FRESNO	CA	93727-6548
335	CHRIS ABE		8645 EVERIDGE CT	SACRAMENTO	CA	95828-7556
336	CHRIS EMM		10967 DEERING ST	SAN DIEGO	CA	92126-2119
337	CHRIS LOPES		7816 DEBORAH PL	LEMON GROVE	CA	91945-2901
338	CHRIS LUNDQUIST		5 REX CT	ALISO VIEJO	CA	92656-4253
339	CHRIS MAROCCO		25030 DE WOLFE RD	NEWHALL	CA	91321-3404
340	CHRIS RAUDMAN		2911 MONTANA SKY DR	REDDING	CA	96002-5155
341	CHRIS ROMAN		2774 CREEKSIDE VILLAGE SQ	SAN DIEGO	CA	92154-3366
342	CHRIS ZIMMERMAN		8912 POLHEMUS DR	ELK GROVE	CA	95624-2060
343	CHRISTIAN - 2ND BALLESTEROS		10307 BOULDER RIDGE CT	STOCKTON	CA	95209-4535
344	CHRISTIAN COOK		4051 FORNI RD	PLACERVILLE	CA	95667-6804
345	CHRISTIAN GALINDO		13626 DICKY ST	WHITTIER	CA	90631
346	CHRISTIAN JESUS LAIJA		1010 GAI DR	SAN DIEGO	CA	92154-2609
347	CHRISTIAN LUNDQUIST		5 REX CT	ALISO VIEJO	CA	92656
348	CHRISTOFFER GIFFORD		654 MALARIN AVE	SANTA CLARA	CA	95050-6942
349	CHRISTON NIEWOHNER		646 E PALO ALTO AVE	FRESNO	CA	93710-3914
350	CHRISTOPHER DAVISON	DBA DAVISON	877 W 13TH ST APT 3	AZUSA	CA	91702-1943
351	CHRISTOPHER EATON		12617 SUNBIRD LN	VICTORVILLE	CA	92392-7493
352	CHRISTOPHER FLEMING		7142 ORANGETHORPE AVE SPC 31B	BUENA PARK	CA	90621-3398
353	CHRISTOPHER J DUBAY		3951 STOCKDALE DR	SAINT PAUL	MN	55127-7519
354	CHRISTOPHER L CORRELL		2133 W 1ST AVE	SAN BERNARDINO	CA	92407-6237
355	CHRISTOPHER SANDS		114 PAINTED POST LN	SHAVANO PARK	TX	78231
356	CHRISTOPHER T MUSSER		13252 IDYL DR	LAKESIDE	CA	92040-4708
357	CHRISTOPHER THOMAS CLINNIN		1934 HORNBLEND ST	SAN DIEGO	CA	92109
358	CHRISTOPHER VILLAMOR		5380 CONCERTO CIR	CONCORD	CA	94521-5352
359	CHUNG P LI		44580 MONTCLAIRE CT	FREMONT	CA	94539-6096
360	CHUYI VANG LEE		6649 E LANE AVE	FRESNO	CA	93727-5842

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
361	CINDY LEE DELARA		308 EL PASEO RD	OJAI	CA	93023-2448
362	CINDY MARIE ELIZALDI		725 E ROMIE LN APT E23	SALINAS	CA	93901-4219
363	CIQUEIRA TRANSPORT	ATTN: CELLO LEAO	317 N FREMONT ST	SAN MATEO	CA	94401-1831
364	CISCO SHIPPING LLC	ATTN: FRANCISCO J MORALES	1100 CALLE DEL CERRO APT 50	SAN CLEMENTE	CA	92672-6025
365	CLARENCE MURDOCK JR		105655TH ST	OAKLAND	CA	94608
366	CLARENCE YOUNGER		5797 CAPILANO DR	SAN JOSE	CA	95138-2364
367	CLARKEN INC	ATTN: SHANE CLARK	1845 ANAHEIM AVE # 19	COSTA MESA	CA	92627-5028
368	CLAUDE W MOORE		2001 N RANCHO AVE APT 30B	COLTON	CA	92324-1256
369	CLAUDIO SANTOS		1035 ASTER AVE APT 1150	SUNNYVALE	CA	94086-2217
370	CLAUDIO SILVA		2025 W EL CAMINO AVE APT 202	SACRAMENTO	CA	95833-2946
371	CLAUDIO SILVA		3258 MAUI ST	WEST SACRAMENTO	CA	95833
372	CLAYTON SIMONE		PO BOX 756	HELENDALE	CA	92342-0756
373	CLEBER F BRASILEIRO		285 HEARST AVE	SAN FRANCISCO	CA	94131-3126
374	CLEBER R SILVA		995 WESTWOOD ST	HAYWARD	CA	94544-4415
375	CLINTON BANDY		7667 KELLEY DR APT 16	STOCKTON	CA	95207-1154
376	CLOVIS DE MENEZES		304 AVALON DR	PACIFICA	CA	94044-2310
377	CLS DELIVERY INC	ATTN: CLAUDIO SILVA	2025 W EL CAMINO AVEAPT 202	SACRAMENTO	CA	95833
378	CLYDE M STIREWALT JR		6185 PATRICIA CT	SAN BERNARDINO	CA	92407-2059
379	CLYDO TRUCKING INC - 6	ATTN: CLYDE STIREWALT	6185 PATRICIA COURT	SAN BERNARDINO	CA	32407
380	CODDAD’S INC	ATTN: KARL ARNOLD	815 PINE HILL RD	EUREKA	CA	95503-9621
381	COE SERVICES INC	ATTN: JAMES COE	18910 LEDAN ST	NORTHRIDGE	CA	91324-3707
382	COLIN HERDON BOYD		1360 S YNEZ AVE	MONTEREY PARK	CA	91754-5304
383	CONGA LEE SMITH INC	ATTN: CONGA LEIGH SMITH	8807 S GRAMERCY PL	LOS ANGELES	CA	90047-3206
384	CONTE SLATON		1269 SABAL DR	SAN JOSE	CA	95132-2750
385	COREY MITCHELL		2938 MOSS CREEK CT	STOCKTON	CA	95219-8019
386	CRAIG CADDOW		31396 VIA VENTANA	THOUSAND PALMS	CA	92276-3387
387	CRAIG HEALY		1536 JAMIE DR	YUBA CITY	CA	95993
388	CRAIG UNDERWOOD		318 E BOUNDS RD	VENTURA	CA	93001-1157
389	CRESENCIO SALAS		422 MARIOTT RD	SANTA MARIA	CA	93454-7860
390	CRISTIAN GALINDO		13626 DICKY ST	WHITTIER	CA	90605-2949
391	CRYSTAL JOHNSON		11960 ADELPHIA AVE	PACOIMA	CA	91331-1001
392	CURTIS EDWARD GRIFFIN		196 N KATHERINE DR	VENTURA	CA	93003-1509
393	CURTIS JAMES STAHL		14041 BEAR MOUNTAIN RD	REDDING	CA	96003-7816
394	CURTIS JOHN COLE		1754 CORSICA DR	YUBA CITY	CA	95993-1633
395	D CAMARGOS TRUCKING LLC	ATTN: WALTER ALCANTARA SILVA	1000 CIVIC CENTER DR APT 4	SANTA CLARA	CA	95050-4260
396	D&B TRUCKING INC	ATTN: SHAWN SHELDON ANTOINE	14571 SANTA FE TRL	VICTORVILLE	CA	92392-6132
397	DACKERY HARDEMAN		8465 MERRY HILL WAY	ELK GROVE	CA	95624-5001
398	DALE BASS		1322 PONCE DE LEON AVE	STOCKTON	CA	95209-2624
399	DALE BRIAN ROSE		1967 MANZANA WAY	SAN DIEGO	CA	92139-4049
400	DALE KAJIWARA		772 HARVEY WAY	SACRAMENTO	CA	95831-4724
401	DALE L MORRIS		2220 ABBOTT AV	ASHLAND	OR	97520
402	DALE RICHARD WALLACE		13213 FERNIE WAY	REDDING	CA	96003-8104
403	DALIBOR STANKOVIC		PO BOX 20521	CASTRO VALLEY	CA	94546-8521
404	DALVIR SEMBHI		1814 GORDON VERNER CIR	STOCKTON	CA	95206-6141
405	DAN ALBERRY BREAKEY		3191 SAN NICOLAS RD	WEST SACRAMENTO	CA	95691-5854

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
406	DAN FERRON		102 DIAMOND DR	WATSONVILLE	CA	95076-3184
407	DAN OTELL		1666 GARNET AVE	SAN DIEGO	CA	92109-3116
408	DANA L BECKETT		5913 TANGERINE AVE	SACRAMENTO	CA	95823-3870
409	DANIEL - 2ND VAN CAPRINI		1145 MANZANITA DR	MILLBRAE	CA	94030
410	DANIEL BELTRAN		927 PACIFIC AVE	SANTA ROSA	CA	95404-3450
411	DANIEL C DE WAAL		6935 ALAMO WAY	LA MESA	CA	91941-5861
412	DANIEL DELANEY		1212 GRASSY HOLLOW WA	PASO ROBLES	CA	93446
413	DANIEL G- 2ND VAN OCHOA		11777 MALAGON DR	FONTANA	CA	92337-0927
414	DANIEL GONZALES		16254 W PORT AU PRINCE LN	SURPRISE	AZ	85379-5142
415	DANIEL J MCMENAMIN		75 DIABLO CT	FAIRFIELD	CA	94533-2815
416	DANIEL L MOLNAR		7895 VIA MONTEBELLO UNIT 6	SAN DIEGO	CA	92129-5172
417	DANIEL LYNDELL PAYNE		595 SANDALWOOD DR	EL CAJON	CA	92126
418	DANIEL MCDEVITT		536 COMSTOCK DR	BELVEDERE TIBURON	CA	94920-1310
419	DANIEL NELSON		13241 IOWA ST	WESTMINSTER	CA	92683-2614
420	DANIEL ORTIZ		3401 SHAWNEE DR	MODESTO	CA	95350-0470
421	DANIEL P MURRAY		5106 ALDERSYDE RD	OAK FOREST	IL	60452
422	DANIEL PETERSON		474 OBSERVATORY AVE	UKIAH	CA	95482-5642
423	DANIEL REYES		15934 HESPERIAN BL	SAN LORENZO	CA	94580
424	DANIEL ROMO		2028 MILLER AVE	MODESTO	CA	95354-2925
425	DANIEL ROSALES		13901 OLIVE VIEW LN #69	SYLMAR	CA	91342
426	DANIEL SALDANA		489 N ANGELINA DR	PLACENTIA	CA	92870-5040
427	DANIEL SANCHEZ		4560 E NORMAL AVE	FRESNO	CA	93703-3452
428	DANIEL SANTISTEVAN		1240 HACIENDA DR	OXNARD	CA	93030-0413
429	DANIEL VINAS DUTRA		415 DAIRY RD STE E	KAHULUI	HI	96732-2348
430	DANIEL YANG		5821 DRY CREEK RD APT 61	RIO LINDA	CA	95673-5131
431	DANILLO ORELANA		1554 W HOLGUIN ST	LANCASTER	CA	93534-5423
432	DANILO DE MORAIS SIQUEIRA		870 E EL CAMINO REAL #314	SUNNYVALE	CA	94087
433	DANMAR P&D CORP	ATTN: DANIEL SALDANA	489 N ANGELINA DR	PLACENTIA	CA	92870-5040
434	DANNY K- 3RD VAN HAGAR		2565 E SPICE WAY	FRESNO	CA	93720-4933
435	DANNY VALDERRAMA		132 ORANGE ST	KINGSBURG	CA	93631-2613
436	DARIN WATSON		901 RUSSELL AVE APT 113	SANTA ROSA	CA	95403-2691
437	DARMINDER SING		2636 NEWHALL ST APT 31	SANTA CLARA	CA	95050-6366
438	DAROLD NETSER		7827 PEERLESS AVE	ORANGEVALE	CA	95662-2236
439	DARRELL P IOANE		24020 ALICE ST	HAYWARD	CA	94541-6416
440	DARREN RAY HALL		785 SAO JORGE WAY	SACRAMENTO	CA	95831-4719
441	DARRYL KEITH RUSS		6855 SETTLERS TRL	SHINGLE SPRINGS	CA	95682-8022
442	DARRYLE E FERNANDEZ		1135 MONTEREY PL	ENCINITAS	CA	92024
443	DARRYLE FERNANDEZ		1135 MONTEREY PL	ENCINITAS	CA	92024-1340
444	DAVE BERGLUND		1217 CYPRESS POINT LN APT 106	VENTURA	CA	93003-6082
445	DAVE SLICK		3425 MOUNT VERNON AVE	RIVERSIDE	CA	92507-4018
446	DAVID - 2ND VAN HEMSLEY		14508 HALTER CT	FONTANA	CA	92336-0189
447	DAVID A BRADY		14392 BETHANY AVE	CHINO	CA	91710-1333
448	DAVID B RANDEL		811 BARRI DR	SAN LEANDRO	CA	94578-4011
449	DAVID BARRAGAN		3653 BETA ST	SAN DIEGO	CA	92113-3928
450	DAVID BOZARTH		1908 WALTZER RD	SANTA ROSA	CA	95403-1889

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
451	DAVID CARLOS		1408 4TH ST	NAPA	CA	94559
452	DAVID CUSHMAN		190 HOFFMAN AVE APT 78	AUBURN	CA	95603-4232
453	DAVID D’ATTILIO		5070 CABRILLO PT	DISCOVERY BAY	CA	94505-9480
454	DAVID DUAFALA		1149 BRENT PARK CT	HENDERSON	NV	89002
455	DAVID EDWARD HASTON		1015 KARSH	PONOMA	CA	93436
456	DAVID ERIKSEN		25861 FOREST DR	ESCONDIDO	CA	92126
457	DAVID GAUMER		741 WPATTERSON	LONG BEACH	CA	90806
458	DAVID GEORGE DARRAH		2861 ROC RD	PLACERVILLE	CA	95667-7815
459	DAVID GONZALEZ		6795 AVE DE PALMA	RIVERSIDE	CA	92509-5612
460	DAVID HEIR		16079 YARNELL ST	SYLMAR	CA	91342
461	DAVID HOFFMAN		212 CIMARRON AVE	PLACENTIA	CA	92870-2914
462	DAVID J HAMMETT		PO BOX 492877	REDDING	CA	96049-2877
463	DAVID J HOLLER III		2 N LAKE DR	ANTIOCH	CA	94509-1934
464	DAVID J WALTERS		13841 DURANGO DR	DEL MAR	CA	92014-3115
465	DAVID JONES		11030 COLUMBUS ST	SANTEE	CA	92071-1972
466	DAVID JOSEPH KANKIEWICZ		2522 WAH AVE	SACRAMENTO	CA	95822-4414
467	DAVID L COOPER		8101 RANNOCK DR	STOCKTON	CA	95210
468	DAVID LARES NAVARRO		18361 HERCULES ST	HESPERIA	CA	92345-5545
469	DAVID MARTINEZ		1650 FISHING FORD RD	BELFAST	TN	37019-2054
470	DAVID MAURICIO RUBIO		592 PROSPECT AVE	RIVERSIDE	CA	92507-1719
471	DAVID MCCASKEY		4875 MOWRY AVE APT 211	FREMONT	CA	94538-1169
472	DAVID NELSON		PO BOX 1253	FRAZIER PARK	CA	93225
473	DAVID PEARL		33 WINTERMIST	IRVINE	CA	92614-7518
474	DAVID PRICE		2801 N BRISTOL #43	SANTA ANA	CA	97706
475	DAVID RAMOS		1094 OAKPOINT DR	BAY POINT	CA	94565-7619
476	DAVID SCHEETZ		1415 OAK KNOLL RD	SANTA MARIA	CA	93455-4407
477	DAVID SMEDLEY		9449 CHICORY FIELD WAY	ELK GROVE	CA	95624-6058
478	DAVID TENNEY		6431 LAKE TAHOE CT	SAN DIEGO	CA	92119-2534
479	DAVID TERAN		120 N C ST	MADERA	CA	93638-3227
480	DAVID WALTERS		13841 DURANGO DR	DEL MAR	CA	92014-3115
481	DAVID WAYNE KIMBLE		28762 LAKEVIEW AVE	NUEVO	CA	92567-9702
482	DAVID ZARAGOZA		2105 YORKSHIRE RD	SACRAMENTO	CA	95815-4139
483	DAVID’S DELIVERY SERVICE INC	ATTN: DAVID HEMSLEY	14508 HALTER CT	FONTANA	CA	92336-0189
484	DEAN ALEXANDER		312 PREWETT DR	FOLSOM	CA	95630-6524
485	DEAN HESTER		1242 SE 46TH AV	PORTLAND	OR	97215
486	DEAN T WILEY		26415 KIMBERLY LN	SAN JUAN CAPISTRANO	CA	92675-1138
487	DEBORA TOLEDO		1909 BLUE SKY LN	SANTA ROSA	CA	95407-4543
488	DECHSONE INC	ATTN: NEJDIK TOROSSIAN	4904 TREND TER	LA CRESCENTA	CA	91214-1070
489	DECLIEUX FILHO		449 15TH AVE APT 102	SAN FRANCISCO	CA	94118-2838
490	DECLIEUX M FILHO		449 15TH AVE APT 102	SAN FRANCISCO	CA	94118-2838
491	DEIDSON DE CARMARGOS		1300 KENTUCKY DR	CONCORD	CA	94521-4645
492	DEL RENO INC	ATTN: ROBERT ORNELAS	1360 LUELLA DR	LOS ANGELES	CA	90063-3207
493	DELANIOUS WARD		8499 MARVISTA CT	ELK GROVE	CA	95624-4504
494	DELIA VIDAIRE DIMPEL		74820 VILLAGE CENTER DR APT 2	INDIAN WELLS	CA	92210-7224
495	DELOPE DELIVERY INC	ATTN: RICHARD DELOPE	230 PERSIMMON DR	WINDSOR	CA	95492-8181

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
496	DENALI ROADWAY INC	ATTN: VICTOR MANUEL MONTES	4910 W 142ND ST	HAWTHORNE	CA	90250-6604
497	DENIS CHERNIK		808 UNION ST	SACRAMENTO	CA	95838-4363
498	DENISE NOLAND		3350 TEA ROSE DR	EL DORADO HILLS	CA	95762-6568
499	DENNIS AGUILAR		7583 EL ARCO ST	RANCHO CUCAMONGA	CA	91730-1031
500	DENNIS BARBER		8029 ELDEN AVE	WHITTIER	CA	90602-2651
501	DENNIS BUZARD		1239 S ARROWHEAD AVE	BLOOMINGTON	CA	92316-4118
502	DENNIS CHARLES CHARTIER		1946 MANCHESTER DR	REDDING	CA	96002-0816
503	DENNIS RAY WARD		2122 E CROMWELL AVE	FRESNO	CA	93720-0203
504	DENNIS S GRANGER		8978 ORCHARD DR	CHESTERTOWN	CA	21620-3406
505	DENNIS SOTELLO		5704 BALITMORE #305	LA MESA	CA	92019
506	DENNIS VILLALOBOS		12828 RAMONA BLVD	BALDWIN PARK	CA	91706-3663
507	DENNIS W SMITH		7383 FALLWOOD WAY	CITRUS HEIGHTS	CA	95621-1312
508	DENNIS WAYNE FISK		1006 GRACELAND PL	PILOT HILL	CA	95664-9668
509	DEPENDABLE DEL SOLUTIONS INC	ATTN: GEORGE VANGELOV	977 OLIVEGLEN GOVE	CONCORD	CA	94521
510	DEREK BISHOP		PO BOX 115	MOKELUMNE HILL	CA	95245
511	DEREK EMILE HARRISON II	DBA DEREK HARRISON	5427 ANCHOR BAY WAY	ELK GROVE	CA	95758-6849
512	DEREK HARNESS		708 W LARK CT	VISALIA	CA	93291-1855
513	DEREK WILLIAMS INC	ATTN: DEREK WILLIAMS	416 DRAKE RD	ARCADIA	CA	91007-6252
514	DERIC HAMMOCK		PO BOX 340551	SACRAMENTO	CA	95834
515	DHARMINDER SINGH		4101 BRISTLECONE WAY	LIVERMORE	CA	94551-7104
516	DHAVAL TRIVEDI		PO BOX 1274	CAMARILLO	CA	93011-1274
517	DIANE A SKINNER		200 BUENA TIERRA WAY	WINDSOR	CA	95492-8313
518	DIANE L LEAL		4664 KILARNEY CIR	SANTA ROSA	CA	95403-0105
519	DIDIER ARTEAGA		246 ALDER ST	ARROYO GRANDE	CA	93420-3147
520	DIEGO ROMERO		6335 GENTRY ST # A	HUNTINGTON PARK	CA	90255-4401
521	DIEGO ROMERO		6335 GENTRY ST APT A	HUNTINGTON PARK	CA	90255-4401
522	DIEGO TIALOC ORTIZ		451 EBBETTS PASS RD	VALLEJO	CA	94589-1606
523	DIKSON SILVA		204 3RD ST APT B	ROSEVILLE	CA	95678-3106
524	DILSON DINIZ		5023 HOLLOW RIDGE WAY	ANTIOCH	CA	94531-8073
525	DIMAS TADEU FERREIRA		35 GLEN VALLEY CIR	DANVILLE	CA	94526-4966
526	DINO J REALI		2814 AZEVEDO DR	SACRAMENTO	CA	95833-1432
527	DINO MARTINEZ		10813 BEVERLY DR	WHITTIER	CA	90601
528	DION ARABSHAHI		3725 SIERRAWOOD CT	CONCORD	CA	94519-1423
529	DIVINO BARRETO		1770A LOMBARD ST # 3	SAN FRANCISCO	CA	94123-2974
530	DOD LEW		1138 WALNUT GROVE AVE APT A	ROSEMEAD	CA	91770-3746
531	DOMINGO RAMIREZ		2949 BOSTON AVE	SAN DIEGO	CA	92113-3726
532	DON BROTHERS		854 MILVALE LANE	SAN JOSE	CA	95136
533	DON C VILLANUEVA		805 ROYAL ELM LN	LAS VEGAS	NV	89144-1419
534	DONALD ALONZA PIERCE JR	DBA DONALD PIERCE	1525 SETTLERS CT	FOLSOM	CA	95630-7668
535	DONALD BARNES		PO BOX 465	ANGELS CAMP	CA	95222-0465
536	DONALD KELTNER		1547 DENVER WAY	MERCED	CA	95348-1565
537	DONALD M MORSE		7990 ORABELLE CT	SACRAMENTO	CA	95828-5256
538	DONALD R KEITHLEY		13019 CORNISHCREST RD	WHITTIER	CA	90605-2716
539	DONALD RAYMOMD COOMBS		3438 MONTCLAIRE ST	SACRAMENTO	CA	95821-3117
540	DONALD W DEPUGH		419 ANSON AVE	ROHNERT PARK	CA	94928-3333

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
541	DONALD WAYNE SMITH		248 15TH ST	RICHMOND	CA	94801
542	DONAND ANTHONY HAMPTON		859 WASHINGTON ST # 118	RED BLUFF	CA	96080-2704
543	DONNELL DIXON		633 CORI DR	HEMET	CA	92543-1444
544	DONNIE BURWELL		4563 TYE CIR	LAVERNE	CA	92750
545	DONOVAN CABALLERO		10411 HAZARD AVE	GARDEN GROVE	CA	92843-5104
546	DORIAN HENDERSON		1401 E SANTO ANTONIO DR	COLTON	CA	92324-4201
547	DOUG HOOPES		3154 E MILLBRAE AVE	FRESNO	CA	93710-4939
548	DOUGLAS D ROOD		105 HAZEL LN	NIPOMO	CA	93444-9674
549	DOUGLAS FOSTER		2993 COPPER CREEK DR	REDDING	CA	96002-5202
550	DOUGLAS LANE		5405 MARIGOLD LN	SANTA ROSA	CA	95403-7728
551	DOUGLAS PITTER		1328 ESPLANADE APT 7	CHICO	CA	95926-7904
552	DOUGLAS V TANK		1406 AKSLAND DR	MANTECA	CA	95336-3216
553	DRAGAN SIMIC		24 CALAIS ST	LAGUNA NIGUEL	CA	92677-5415
554	DT ENTERPRISES INC	ATTN: DWIGHT THOMAS	PO BOX 2212	UNION CITY	CA	94587-7212
555	DUANE CAMACHO		493 EL CAMINO DR	FAIRFIELD	CA	94533-7230
556	DUILIO ARAUJO FILHO		1884 LEANINE OAK DR	FAIRFIELD	CA	94534
557	DUNG T PHAM		1441 N SCAFFER	ORANGE	CA	92867
558	DWIGHT THOMAS		2629 SPINDRIFT CI	HAYWARD	CA	94545
559	EARL DENNIS		255 S EUREKA ST	REDLANDS	CA	92373-5112
560	EARL NEFF		5098 FOOTHILLS BLVD STE 3	ROSEVILLE	CA	95747-6526
561	EBAN KESSLER		3728 HERITAGE DR	ANTIOCH	CA	94509-6121
562	EBER 2ND SOLIS		9205 BURNET AVE	NORTH HILLS	CA	91343-2349
563	EBER MENDES DE LIMA		473 CORK HARBOUR CIR APT A	REDWOOD CITY	CA	94065-1663
564	EBER NASCIMENTO		1634 LA PRESA AVE	SPRING VALLEY	CA	91977-4448
565	ED TWEED		1852 GLASTONBURY CIR	ROSEVILLE	CA	95747-6444
566	EDDIE ARAIZA		1627 OLEANDER AVE	CHULA VISTA	CA	91911-6005
567	EDEVANO PEREIRA SOUZA		229 BOARDWOAK COURT APT B	SAN BRUNO	CA	94066
568	EDGAR GAJETE ZAFARALLA		1454 SONYA LN	SANTA MARIA	CA	93458-8365
569	EDGAR RIZKALLAH		PO BOX 20521	CASTRO VALLEY	CA	94546-8521
570	EDGAR TORRES		6647 ELMER AVE APT 3	NORTH HOLLYWOOD	CA	91606-1811
571	EDGARDO VERGARA		4948 SPUR WA	ANTIOCH	CA	94531
572	EDS TRANSPORTATION CO INC	ATTN: EDWIN YANG ZHAO	34548 SOMERSET TER	FREMONT	CA	94555-3258
573	EDSON M SILVA		4 SCHOONER CT	RICHMOND	CA	94804
574	EDSON MOREIRA		1350 REGENT DR	CONCORD	CA	94518
575	EDUARDO A CARDENAS		11025 WOODWARD AVE	SUNLAND	CA	91040-2245
576	EDUARDO BASANTE		280 LAKE MERCED BLVD	DALY CITY	CA	94015-3168
577	EDUARDO CHUA		2492 GIBRALTER DR	MANTECA	CA	95337-8244
578	EDUARDO COVARRUBIAS		12693 NINEBARK ST	MORENO VALLEY	CA	92553-1209
579	EDUARDO FURTADO		40 CELA COURT	WALNUT CREEK	CA	94549
580	EDUARDO HOPKINS		8515 MIRAMAR PL	SAN DIEGO	CA	92121-2529
581	EDUARDO MACIEL		3820 SHINGLEWOOD CT	UNION CITY	CA	94587-2658
582	EDUARDO MORA		6623 CLARKSON AVE	BELL	CA	90201-2536
583	EDUARDO PUCCI		1090 CAROLAN AVE APT 101	BURLINGAME	CA	94010-2517
584	EDWARD BAROS		2221 ASILOMAR DR	ANTIOCH	CA	94509-7777
585	EDWARD BEAN		5553 FULCHER AV	NORTH HOLLYWOOD	CA	91601

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
586	EDWARD ESTACIO		15001 SUNNYBANK AVE	BAKERSFIELD	CA	93314-8706
587	EDWARD J LEEMAN		8505 ALLISTER WA	ELK GROVE	CA	95624
588	EDWARD KAUFMAN		10321 MAP ROCK RD	MELBA	ID	83641
589	EDWARD LARIOZA		226 N LELAND AVE	WEST COVINA	CA	91790-1927
590	EDWARD RODRIGUEZ		3647 E 54TH ST	MAYWOOD	CA	90270-4104
591	EDWARD RODRUGUEZ		3647 E 54TH ST	MAYWOOD	CA	90270-4104
592	EDWARD SMITH		19113 KEMP AVE	CARSON	CA	90746-2836
593	EDWIN MARTINEZ		44052 GLENRAVEN RD	LANCASTER	CA	93535-3651
594	EDWIN ROBERTO BARRIOS		13139 TWINFLOWER CT	MORENO VALLEY	CA	92553-0821
595	EDWIN SAPARA-GRANT		2629 W 235TH ST APT A	TORRANCE	CA	90505-4246
596	EEI INC	ATTN: GIRIK ISSAIAN	3041 PADDINGTON RD	GLENDALE	CA	91206-1334
597	ELGIN PATRICK DE LA CRUZ		574 N ARDEN BLVD	LOS ANGELES	CA	90004-1209
598	ELIAS E SOTO		2667 ACORN GLEN PL	ONTARIO	CA	91767
599	ELIEZER ORTIZ		3436 COBBLESTONE DR	ROCKLIN	CA	95765-4153
600	ELISEO ARGUETA		1773 ROYAL AVE	SAN MATEO	CA	94401-3436
601	ELISIANO KAUTZMANN		PO BOX 51873	SAN JOSE	CA	95151-5873
602	ELIZABETH GOMEZ		110 W ROSSI ST UNIT 15	SALINAS	CA	93901-1458
603	ELMER LOPEZ		38048 AIDEA ST	PALMDALE	CA	93552-3408
604	ELMER SANTOS ENRIQUEZ		1625 DOLAN AVE	SAN MATEO	CA	94401-2124
605	ELOY D MORENO		4521 BARTLESON RD	SEBASTOPOL	CA	95472-6008
606	ELSON DACOSTA		109 SWEET GUM CT	HERCULES	CA	94547-2695
607	ELVEN BAILEY		6094 BLOSSOM AVE	SAN JOSE	CA	95123-4004
608	ELWOOD F COOMBES JR		2258 MONAGHAN CT	SPRING VALLEY	CA	91977-3653
609	ELY INES		4538 QUEEN ANNE DR	UNION CITY	CA	94587-3842
610	EMANUEL P PEREZ		8584 VINTAGE PARK DR	SACRAMENTO	CA	95828-6158
611	EML EXPRESS INC	ATTN: EBER MENDES DE LIMA	PO BOX 1048	BELMONT	CA	94002-1048
612	EMMANUEL EPHRAIM INC	ATTN: EPHRAIM PEORO	675 CROCUS DR	SAN LEANDRO	CA	94578-3809
613	EMMANUEL SOTOMAYOR DEGUZM		1358 PARKER ST	SAN LEANDRO	CA	94577-3942
614	ENGELBERT VILLALOBOS		12008 BURGESS AVE	WHITTIER	CA	90604-3006
615	ENRIQUE CAMACHO		16452 SAN FERNANDO MISSION BLVD	GRANADA HILLS	CA	91344-5207
616	ENRIQUE GOMEZ		2406 44TH AVE APT 4	SAN FRANCISCO	CA	94116-2063
617	ENRIQUE MUNOZ		1549 S MCBRIDE AVE	COMMERCE	CA	90040-5618
618	ENRIQUE PACHECO		4242 VIA SAN LUIS	RIVERSIDE	CA	92504-2453
619	EPHRAIM PEORO		142 LOMA VERDE DR	SAN LORENZO	CA	94580-1782
620	EQUIPO AIT INC	ATTN: TYRONE A. TODD	7800 TOPANGA CANYON BLVD APT 102	CANOGA PARK	CA	91304-5554
621	ERIC BASKETT		3218 W 181ST ST	TORRANCE	CA	90504-4022
622	ERIC BROWN		1711 MARTIN ST	BANNING	CA	92220-2102
623	ERIC E PAZ		2003 MAGNOLIA AVE	SANGER	CA	93657-2962
624	ERIC E PAZ		2535 JENSEN AV	SANGER	CA	93657
625	ERIC GREGORIO FLORES		5175 MAGNOLIA AVE	RIVERSIDE	CA	92506-1247
626	ERIC HOSTETTER		1613 CHAPALA ST APT A	SANTA BARBARA	CA	93101-8930
627	ERIC JAMES YOUNG		1119 ASHBURY CT	CAMARILLO	CA	93010-4705
628	ERIC JEPPSON		1906 SAMMY WAY	ROCKLIN	CA	95765-5989
629	ERIC LUCERO		3512 SANTA FE ST	RIVERBANK	CA	95367
630	ERIC NATHAN MOSQUEDA		2040 ENSIGN WAY	SAN JOSE	CA	95133-1117

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
631	ERIC S ROSE		6110 N CECELIA AVE	FRESNO	CA	93722-3223
632	ERIC SANDERS		1801 HARPER AVE	HERMOSA BEACH	CA	90254-3328
633	ERIC SPANGLER		8924 DON RAMON DR	STOCKTON	CA	95210-1265
634	ERIC WILLIAM WAGNER		1324 SHERRY PL	LOMPOC	CA	93436-8224
635	ERIK GHERIBIAN		457 W LEXINGTON DR APT 211	GLENDALE	CA	91203-2705
636	ERISLENE ALVES MONTEIRO		133 JACARANDA CT	HERCULES	CA	94547-2689
637	ERIZUESMAY GALVO		184 COPPER BCH GLEN	HERCULES	CA	94547
638	ERLAN C PORTO		15 PONCETTA DR APT 337	DALY CITY	CA	94015-1186
639	ERNEST MERCADO		5082 CORTE ALACANTE	OCEANSIDE	CA	92057-3429
640	ERNESTO DEL RIO		1728 FRASER CIR	CORONA	CA	92882-5631
641	ERNESTO GADDESS		7601 PHEASANT DOWN WAY	SACRAMENTO	CA	95828-5150
642	ERNESTO HERNANDEZ		7006 WOODWARD AVE	BELL	CA	90201-3641
643	ERNESTO MORENO		1016 RUTLEDGE AVE	SANTA ROSA	CA	95404-5510
644	ERNESTO RUIZ		4451 TOMLINSON AVE	RIVERSIDE	CA	92503-2829
645	ERON R GIUFFRIDA		3254 KIMBER CT APT 114	SAN JOSE	CA	95124-2368
646	ERVIN FAIRLEY		61 MURDOCK ST	RICHMOND	CA	94804-1929
647	ERWIN DAWSON		4304 LANDON DR	KNOXVILLE	TN	37921-3117
648	ESNAPOLES TRANSPORTATION IN	ATTN: ERNESTO CHAVEZ	903 LOMBARD ST	OXNARD	CA	93030-5569
649	ESTANISLAO P MARTINEZ JR		1608 E ATKINS AVE	VISALIA	CA	93292-7326
650	ESTEBAN MARQUEZ		699 TARLOW ST	VENTURA	CA	93003-0397
651	EUDES JANSEN FREITAS		1012 MAYBECK LN	HERCULES	CA	94547-2671
652	EUGENE BISCAILUZ		21816 MARIPOSA RD	TEHACHAPI	CA	93561
653	EUGENE C FIELDS		1184 SAWGRASS DR	TARPON SPRINGS	CA	34689-6258
654	EUGENE C SOWA		2384 APACHE DR	BISHOP	CA	93514-1951
655	EVAN A BROWN		239 OPAL CANYON RD	DUARTE	CA	91010-1545
656	EVANDRO BOFF		42010 BLACKCOW APT 407	FREMONT	CA	94538
657	EVANGOLOS ANTHONY LITSAS II		8205 RAMBLETON WAY	ANTELOPE	CA	95843-5313
658	EXECUTIVE FINAN FUND INC	DBA FX ENT. ATTN: G. DAVIE	16785 SANTANELLA ST	SAN DIEGO	CA	92127-3307
659	EZEQUIEL FEDERICO MIRANDA		9877 CASPI GARDENS DR UNIT 7	SANTEE	CA	92071-1877
660	FABIAN ANDRADE		240 SHRIKE CIR	SACRAMENTO	CA	95834-2645
661	FABIANO ANDRADE		5505 MISSION ST APT 4	SAN FRANCISCO	CA	94112-4201
662	FABIO DE QUEIROZ - 2 ARAUJO		586 35TH AVE	SAN FRANCISCO	CA	94121-2708
663	FABIO DORATIOTO		11 MORAINE COURT	HERCULES	CA	94547
664	FABIO FRANCO		110 CRENSHAW CT	PACIFICA	CA	94044-1004
665	FABIO JIMENEZ LIRA II		1433 RICHMOND RD	SANTA PAULA	CA	93060-1756
666	FABIO MARTINS		7020 RUE GRANVILLE APT 205	MIAMI BEACH	FL	33141-3580
667	FABIO MARTINS		874 DRAKE AVE APT 23	MARIN CITY	CA	94925
668	FABRICIO BORGES		77 PALOMA AVE	PACIFICA	CA	94044-2203
669	FASTACK INC	ATTN: FRED A. SMITH	836B SOUTHAMPTON RD STE 272	BENICIA	CA	94510-1907
670	FAUX TRANSPORTATION INC	ATTN: DANIEL AUSTIN BADEAUX	32 PASEO VIENTO	RANCHO SANTA MARGARI	CA	92688-3377
671	FDM SERVICES INC		310 S JEFFERSON ST APT 51C	PLACENTIA	CA	92870-8481
672	FDX DISTRIBUTING INC		2927 MARCONI AVE APT 58	SACRAMENTO	CA	95821-5053
673	FDX GRD ENTERPRISES INC	ATTN: ANDREW MUNOZ	2021 HACIENDA RD	LA HABRA HEIGHTS	CA	90631-7859
674	FDX GROUND INC	ATTN: RAQUEL BALLESTEROS	3849 PURPLE FINCH LN	MODESTO	CA	95355-8514
675	FDX GROUND SHIPPING SRV	ATTN: CARLOS ERNESTO TOBIAS	8710 JACMAR AVE	WHITTIER	CA	90605-2020

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
676	FDX IND TRUCKING	ATTN: SHAWN HERBERT	45503 SAIGON AVE	LANCASTER	CA	93534-1332
677	FED 1 INC		44930 TORTOLA CIR	LA QUINTA	CA	92253-3957
678	FELIPE LEITE BARRETO	DBA FELIPE BARRETO	930 W REMINGTON DR APT 6A	SUNNYVALE	CA	94087-2123
679	FELIX SEGURA		1710 BLUE SPRUCE WA	MILPITAS	CA	95035
680	FERMIN EDUARDO MORALES		3915 HALLDALE AVE	LOS ANGELES	CA	90062-1217
681	FERMIN GARCIA		180 ROBERTA DR	WATSONVILLE	CA	95076-0942
682	FERMIN MARTINEZ		1043 E COVINA HILLS RD	COVINA	CA	91724-3621
683	FERNANDO ALCAZAR PEDROZA-2	ATTN: FERNANDO ALCAZAR	1229 POSITAS RD	CHULA VISTA	CA	91910-7911
684	FERNANDO ALVES TEIXEIRA PINT		543 5TH AVE	SAN FRANCISCO	CA	94118-3928
685	FERNANDO FLAMENCO		1228 PRINCETON AVE	MODESTO	CA	95350-4922
686	FERNANDO G BARIANI		1075 ROLLINS RD APT 109	BURLINGAME	CA	94010-2587
687	FERNANDO GURGEL		1920 E EMERALD AVE	FRESNO	CA	93720-4201
688	FERNANDO RODRIGUES ROCHA		1309 GROVE WA	HAYWARD	CA	94541
689	FERNANDO SILVA		1400 CONTRA COSTA BLVD APT 7	PLEASANT HILL	CA	94523-2423
690	FIRST ROCK VENTURES INC	ATTN: JOHN STEVEN JACKSON	2900 LA CRESTA DR	BAKERSFIELD	CA	93305-1346
691	FLAVIO DE OLIVEIRA		1537 MISSOURI ST APT 2	SAN DIEGO	CA	92109-3041
692	FLORENCIO J ORENDAIN III		4540 ORANGE AV	LONG BEACH	CA	90807
693	FLORENTINO P JOSE		2809 12TH ST	SAN PABLO	CA	94806-2217
694	FLORERO		362 HEARST AVE	SAN FRANCISCO	CA	94112-1349
695	FRANCARD FDXG LLC	ATTN: FRANCISCO CARDENAS	639 FERNGLEN CIR	FILLMORE	CA	93015-1301
696	FRANCISCO CARLOS REZENDE		PO BOX 61197	PALO ALTO	CA	94306-6197
697	FRANCISCO DY		2110 W LINCOLN ST	LONG BEACH	CA	90810-2018
698	FRANCISCO EMAN		170 S BIRCHWOOD ST	ANAHEIM	CA	92808-1203
699	FRANCISCO J ZARAGOSA		7755 KNOX DR	FONTANA	CA	92336-8722
700	FRANCISCO JAVIER MEJIA JR		767 N BRAND BLVD	SAN FERNANDO	CA	91340-2100
701	FRANCISCO MACHADO		PO BOX 971	CAPITOLA	CA	95010-0971
702	FRANCISCO MAGDALENO		37238 OAK HILL ST	PALMDALE	CA	93552-4407
703	FRANCISCO MARTINEZ		4039 NOTRE DAME AVE	MERCED	CA	95348-2112
704	FRANCISCO MORAN		21825 RASHDALL AVE	CARSON	CA	90745-2929
705	FRANCISCO SOO		2295 SEQUOIA AVE	SIMI VALLEY	CA	93063-2705
706	FRANK C TANG		1825 MONTEREY BLVD	HERMOSA BEACH	CA	90254-2907
707	FRANK CASTENADA		19550 E CLENEGA AVE APT 26	COVINA	CA	91724
708	FRANK FLORES		2782 STARLIGHT BLVD	REDDING	CA	96001-3407
709	FRANK HERNANDEZ		460 SAN DIEGO PL	SOLEDAD	CA	93960-2847
710	FRANK MARTINEZ		137 CHESSHIRE CT	OJAI	CA	93023-2325
711	FRANK MITCHELL		827 BARCELONA ST	SOLEDAD	CA	93960
712	FRANK REYES		949 EVELYN AVE	ALBANY	CA	94706-2013
713	FRANK RICHARD SHARPSKI III		17280 EUCLID ST APT D	FOUNTAIN VALLEY	CA	92708-4962
714	FRANK VALDIVIESO		8608 PENFIELD AVE	WINNETKA	CA	91306-1406
715	FRANKIE A TARANTINO JR.		6750 MINERAL DR	SAN DIEGO	CA	92119
716	FRANKLIN HENRIQUE FERREIRA		12047 ALTA CARMEL CT	SAN DIEGO	CA	92128
717	FRANKLIN WHITE		1230 BURNETT ST	BERKELEY	CA	94702
718	FRED MAYEDA		1241 ESCALON DR	OXNARD	CA	93035-2731
719	FREDERICO A PORTO		2211 STUART ST	BERKELEY	CA	94705-1025
720	FREDERICO HILLWEGG		42010 BLACOW RD	FREMONT	CA	94538

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
721	FRITZ LEOPOLD		353 KIELY BL	SAN JOSE	CA	95129
722	FULTON ADMINISTRATION LLC	ATTN: JASON J FULTON	1840 MENTONE AVE	PASADENA	CA	91103-1433
723	FXGC INC	ATTN: GILBERT ISSAIAN	1050 MARENGO DR	GLENDALE	CA	91206-4814
724	G A TRUCKING INC	ATTN: GEORGE ARELLANO	375 TWILIGHT CT	CAMARILLO	CA	93012-7717
725	G&M BROADWAY INC	ATTN: WILFREDO PANAJON	1792 W BROADWAY	ANAHEIM	CA	92804-2673
726	GABE MACIAS		362 WINEMAKER WAY	WINDSOR	CA	95492-9631
727	GABRIEL ARMANDO VELEZ		689 W SANTA ANA AVE APT 113	CLOVIS	CA	93612-3425
728	GABRIEL DAVIS		3779 CENTRE ST	SAN DIEGO	CA	92103-3613
729	GABRIEL GONZALES		1841 REDWOOD AVE	ONTARIO	CA	91762-6339
730	GABRIEL HUIZAR		21735 JUNIPER FLATS RD	NUEVO	CA	92567-9529
731	GABRIEL VALDEZ		1037 S CITRUS AVE	LOS ANGELES	CA	90019-1641
732	GALDENIO NODA		7630 3RD ST	DOWNEY	CA	90241-3216
733	GARCIA		180 ROBERTA DR	WATSONVILLE	CA	95076
734	GARRED RAY LYLE		3029 ESTEPA DR	CAMERON PARK	CA	95682
735	GARY AKERS		9701 HAWKINS CT	ELK GROVE	CA	95624-2441
736	GARY EVERETT		13258 ANTIOCH CIR	VICTORVILLE	CA	92392-7208
737	GARY JOHN ESCUDERO		4231 JADE AVE	CYPRESS	CA	90630-2048
738	GARY MAST		711 COLUSA AVE	OROVILLE		95965
739	GARY MATTOS		2955 5TH ST	BIGGS	CA	95917
740	GARY RUTHERFORD		1855 E RIVERSIDE DR	ONTARIO	CA	91761
741	GARY S BOYD		213 MIRA MAR AV	LONG BEACH	CA	90803
742	GARY SLOAN		3300 MAGOWAN DR	SANTA ROSA	CA	95405-5118
743	GARY WILLIAMS		1711 OXFORD AVE	CLOVIS	CA	93612-2685
744	GARY WILLSIE		577 W ESCALON AVE APT 103	CLOVIS	CA	93612-5761
745	GARZE INC	ATTN: OSCAR GARCIA	1645 GEORGETOWN AVE	PALMDALE	CA	93550-6160
746	GASPAR CARRILLO		1118 EUCLID AVE	LOS ANGELES	CA	90023-2957
747	GAUCHO EXPRESS INC	ATTN: JOSE MARTINEZ	80 DESCANSO DR UNIT 1206	SAN JOSE	CA	95134-1828
748	GCVS INC	ATTN: GERALD W MAVRINAC	4333 DATE AVE	LA MESA	CA	91941-6412
749	GENEROSO GASCON		1651 ESTATES CT	SAN JOSE	CA	95127-4610
750	GEORGE 2ND VAN CORTEZ		12204 RIVES AVE	DOWNEY	CA	90242-3424
751	GEORGE A HODGES		578 SCHUMAN PL	VENTURA	CA	93003
752	GEORGE CHACON		691 RANDOLPH ST	POMONA	CA	91768-2449
753	GEORGE CORONADO		17534 CANTLAY ST	VAN NUYS	CA	91406-2311
754	GEORGE D BANUELOS		14445 GRAYSTONE AVE	NORWALK	CA	90650-4702
755	GEORGE FILLAGA BURGESS		6939 ALCONA ST	SAN DIEGO	CA	92139
756	GEORGE J REPSOLD		2700 CAHUENGA BLVD E APT 2211	LOS ANGELES	CA	90068-2147
757	GEORGE LECA		8749 BRIDALSMITH DR	SACRAMENTO	CA	95828-6505
758	GEORGE LOUIS AYALA		9290 CHURCH ST	GILROY	CA	95020-7276
759	GEORGE MILLER		9161 AVE 388	DINUBA	CA	93618-9548
760	GEORGE SOLANO	DBA SOLANO, GEORGE	16984 RORIMER ST	LA PUENTE	CA	91744-4941
761	GEORGE TAYLOR		8130 HANSOM DR	OAKLAND	CA	94605-4211
762	GEORGE VALENCIA		43575 ROEBELENII WAY	INDIO	CA	92201-8613
763	GEOVANNI PORRAS		12615 ORIZABA AVE	DOWNEY	CA	90242-4244
764	GEOVANY SILVESTRE SILVA		125 CORONADO AV	DALY CITY	CA	94015
765	GERALD JOHNSON		10272 MAYA LINDA RD	SAN DIEGO	CA	92126

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
766	GERALD LORENZ		9456 JONES AVE	DURHAM	CA	95938-9721
767	GERALD REPIEDAD		2 TOLENTINO DR	AMERICAN CANYON	CA	94503
768	GERALD THOMAS NOVACK		571 ARBOUR LN	HOLLISTER	CA	95023-7101
769	GERARDO GALLEGOS VARGAS	DBA GERARDO VARGAS	2403 KELLA AVE	WHITTIER	CA	90601-1531
770	GERARDO SALVADOR		2378 OHARA CT	SAN JOSE	CA	95133-1823
771	GERMAN CORPORATION	ATTN: OTONIAL BACA	1512 PENNSYLVANIA AVE APT 2	LOS ANGELES	CA	90033-2340
772	GERMAN ZUNO		601 W PALM ST	CALEXICO	CA	92231-3519
773	GEZZO INVESTMENTS LLC	ATTN: ASTESIO OLIVEIRA	502 OASIS VALLEY CT	FAIRFIELD	CA	94534-6709
774	GHASSON AWWAD		PO BOX 1015	CAPITOLA	CA	95010-1015
775	GIC ENTERPRISES INC	ATTN: ILDA GONZALEZ	15720 CLARKGROVE ST	HACIENDA HEIGHTS	CA	91745-1506
776	GILBERT ALAN PHILIP		1098 NIGUEL LN	SAN JOSE	CA	95138-1352
777	GILBERT ALVAREZ		2647 POINTE COUPEE	CHINO HILLS	CA	91709-5156
778	GILBERT LUCERO		2061 W CATALPA AVE	ANAHEIM	CA	92801-3408
779	GILBERT MENDIVEL		36 NEW DAWN CIR	CHICO	CA	95928-6811
780	GILBERTO HENRIQUE MONTEIRO		5418 LOUSINANA DR	CONCORD	CA	94521
781	GILBERTO RAYA		4621 SAVIERS RD	OXNARD	CA	93033-7122
782	GILBERTO V VALDOVINOS		12533 1/2 FILMORE ST	PACOIMA	CA	91331-1210
783	GILLIS GIBSON		3677 N FRESNO ST	FRESNO	CA	93726-5522
784	GINA MARIE		PO BOX 3127	OAKLAND	CA	94609-0127
785	GJ TRUCKING INC	ATTN: JUAREZ GERARDO	6133 PIMENTA AVE	LAKEWOOD	CA	90712-1041
786	GLAYSTON SOARES		25200 CARLOS BEE BL	HAYWARD	CA	94542
787	GLAYSTON SOARES		25200 CARLOS BEE BL	HAYWARD	CA	94542
788	GLEN A MCLURE JR		891 RAMAR RD	BULLHEAD CITY	AZ	86442-6473
789	GLEN KUNZ		170 RED MOUNTAIN LN	FALLBROOK	CA	92028-7700
790	GLENN CHRISS		12957 RAMONA AVE APT 121	CHINO	CA	91710-5970
791	GLORIA LESMES		25 BRUSH CREEK CT	PITTSBURG	CA	94565
792	GM LOGISTICS INC	ATTN: GABRIELLA HERNANDEZ	1021 CLINTWOOD AVE	LA PUENTE	CA	91744-1813
793	GODEMAR I DASILVA		1553 LINCOLN AVE APT 7	SAN RAFAEL	CA	94901-1949
794	GOLD COUNTY VENDING SYSTEM	ATTN: GERALD W MAVRINAC	4333 DATE AVE	LA MESA	CA	91941-6412
795	GOMES		870 CAMPUS DR APT #310	DALY CITY	CA	95015
796	GONZALO MARTINEZ		6810 RITA AV	HUNTINGTON PARK	CA	90255
797	GOOD NUFF DELIVERY LLC	ATTN: ANGELA SYLVESTER	43040 30TH ST W APT 150	LANCASTER	CA	93536-4775
798	GORDON SCOTT BOND		11500 CLAIM STAKE DR	RENO	NV	89506
799	GRACE MARIANO HOCSON-ISLA		3759 CROW CANYON RD	SAN RAMON	CA	94582-1472
800	GRANT THOMAS		1924 MIDDELBURG CT	MODESTO	CA	95356-0749
801	GREEN EXPRESS INC	ATTN: STEVE GREEN	44250 VILLETA DR	LA QUINTA	CA	92253-3874
802	GREG CASTRO		3712 LAURENBURG AVE	MODESTO	CA	95357-1450
803	GREG HANDY		11101 CONGO RIVER CT	RANCHO CORDOVA	CA	95670-2832
804	GREG NUNEZ		1408 MCGREGOR AVE	PETALUMA	CA	94954-3746
805	GREGORY MCCLURE		13636 CALDERON RD	SAN DIEGO	CA	92129-4414
806	GREGORY SPROULE		358 MAIN ST	FORTUNA	CA	95540-1819
807	GROUND AVENUE CORP	ATTN: JERIKO RETANA	3877 PELL PL UNIT 119	SAN DIEGO	CA	92130-4144
808	GROUND FORCE INC		5015 W SAHARA AVE STE 105	LAS VEGAS	NV	89146-3469
809	GROUND PARCEL LOGISTICS INC	ATTN: RONALD DELA PAZ	7692 DALE ST	BUENA PARK	CA	90620-2274
810	GROUND TEAM INC	SAUL AYON	3914 MURPHY CANYON RD STE A218	SAN DIEGO	CA	92123

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
811	GUILLEN LUIS		11047 DAYLILLY ST	FONTANA	CA	92337-6847
812	GUILLERMO - 3RD VAN LOPEZ		5744 SUNFIELD AVE	LAKEWOOD	CA	90712-1824
813	GUILLERMO NAVARRO		2025 SPENCE RD	SALINAS	CA	93908
814	GUILLERMO PAQUIAN		3018 WILLOUGHBY RD	PARKVILLE	CA	21234-4730
815	GUPERTINO MAGANA		25606 VESPUCCI AVE	MORENO VALLEY	CA	92557-7631
816	GUSTAVO CASTRO		2884 CLAY AV	SAN DIEGO	CA	92113
817	GUSTAVO GARCIA		5531 N CONTESSA AVE	FRESNO	CA	93723-7644
818	GUSTAVO LUNA		9014 YEW ST	RANCHO CUCAMONGA	CA	91730-1299
819	GUSTAVO VENANCIO MARTINS		1999 BCH PARK BLVD APT 3	FOSTER CITY	CA	94404-1342
820	GUSTAVO WEIZENMANN		2013 SIERRA RD APT B	CONCORD	CA	94518-2913
821	GUY M ROBINSON		4572 WILCAT CIR	ANTIOCH	CA	94531
822	GYASI SNORTON		8024 BRIGHTSIDE CT	SACRAMENTO	CA	95828-6003
823	H & FAM INC	ATTN: HAMLET MOOSAKHANIAN	2905 N FREDERIC ST	BURBANK	CA	91504-2119
824	H & H HOLDINGS INC	ATTN: RODNEY HOGATE	12642 SCANDIA ST	GARDEN GROVE	CA	92845-2949
825	HAMID RAHMATI		39639 LESLIE ST	FREMONT	CA	94538
826	HAMILTON SANTOS		35 BROSNAN ST APT 1	SAN FRANCISCO	CA	94103-2328
827	HAN PHAN QUACH		PO BOX 245842	SACRAMENTO	CA	95824-5842
828	HANNUM DELIVERY LLC	ATT: CHARLES WILLIAM HANNUM II	8832 OLIVE LN APT 22	SANTEE	CA	92071-4144
829	HARDEEP S DHALIWAL	DBA: HSD DELIVERY SERVICES	10008 HUMBOLDT PEAK CT	BAKERSFIELD	CA	93311-3079
830	HARMIT S SARWAN		7700 TOPANGA CANYON BLVD	CANOGA PARK	CA	91304-5571
831	HAROLD B CANTLEY		2701 ROSE MARIE DR	BAKERSFIELD	CA	93304-4240
832	HAROLD DIGGS		4508 GREEN VALLEY RD	FAIRFIELD	CA	94534-1313
833	HAROLD GLAZIER		4 SAN ROGUE CT	SACRAMENTO	CA	95823-5076
834	HAROLD RITESH CHANDRA		9477 LOCKFORD LANE	ELK GROVE	CA	95823
835	HARRY EUSTACE		1093 E MAIN ST # 140	EL CAJON	CA	92021-6247
836	HBGI LLC	ATTN: HOWARD B GIPSON JR	586 SCHWERIN ST	DALY CITY	CA	94014-1609
837	HECTOR BANUELOS		19587 MT MEADOW S	HIDDEN VALLEY	CA	95467
838	HECTOR CABRALES		532 F AVE	NATIONAL CITY	CA	91950-2338
839	HECTOR D VARGAS		4828 SELDNER AVE	LOS ANGELES	CA	90032-4128
840	HECTOR ENRIQUE RAMOS		824 MUSCAT WA	MODESTO	CA	95356
841	HECTOR MENDEZ		11318 LEFLOSS AVE	NORWALK	CA	90650-7523
842	HECTOR PLASCENCIA		1521 W 154TH PL	GARDENA	CA	90247-3207
843	HELIX PADILLA		530 JASMINE ST	CHULA VISTA	CA	91911-5611
844	HELTON HENRIQUE SANTOS		630 S 8TH ST APT 1	SAN JOSE	CA	95112-3974
845	HENGKI TJAHJADI		242 RANGEWOOD DR	PITTSBURG	CA	94565-2491
846	HENHOPPA INC	ATTN: HENRY AUBREY	19716 SHADOWBROOK WAY	RIVERSIDE	CA	92508-6809
847	HENRY BARRA JR		1043 W SUNNYSIDE AVE	VISALIA	CA	93277-7439
848	HENRY J POSADA		2098 HOLT DR	LODI	CA	95242-4812
849	HENRY L HARPER		9824 NEW HOPE RD	GALT	CA	95632-8807
850	HENRY RAY MARTINEZ		80769 CANYON TRL	INDIO	CA	92201-8332
851	HENRY RUIZ		4548 ALHAMBRA DR	FREMONT	CA	94536-5425
852	HERBER SAMUEL MEMBRENO		11566 CUMPSTON ST	NORTH HOLLYWOOD	CA	91601-2636
853	HERBERT CANAS		1717 ORCHARD AVE	LOS ANGELES	CA	90006-5317
854	HERICK SANTOS		3655 SUNVIEW TER	CONCORD	CA	94520-1342
855	HERITAGE LOGISTICS GROUP LLC	ATTN: RONALD WILSON LANE	PO BOX 565	AMADOR CITY	CA	95601-0565

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
856	HERLAN OLIVEIRA		161 CRESTWOOD DR APT 3	DALY CITY	CA	94015-3244
857	HERMAN MITCHELL JR.		2938 MOSS CREEK CT	STOCKTON	CA	95219-8019
858	HEVER CARRANZA		PO BOX 5993	VALLEJO	CA	94591-5993
859	HEVERSON COSTA		75 HIGHLAND AVE	DALY CITY	CA	94015-4606
860	HEWAD WARDAK		29756 SEA SHORE LN	LAGUNA NIGUEL	CA	92677-1693
861	HIEP VAN NGUYEN		10289 MARLAW WAY	ELK GROVE	CA	95757-1653
862	HILLARY GOODWIN		20626 STONY BROOK CIR	RIVERSIDE	CA	92508-3148
863	HIRAM R MENDES JR.		304 AVALON DR	PACIFICA	CA	94044-2310
864	HISHAM ZOABY		3686 W MESQUITE AV	QUEEN CREEK	AZ	85242
865	HODS INC	ATTN: CARLOS HERNANDEZ	7715 GAINFORD ST	DOWNEY	CA	90240-3729
866	HOLGAR SANCHEZ		8263 BROOKGREEN RD	DOWNEY	CA	90240-2219
867	HOME DELIVERY SERVICES LLC	ATTN: CHRISTIAN ISAAC AMBRIZ	10463 CERES AVE	WHITTIER	CA	90604-1650
868	HONAN PEIXOTO		406 88TH ST APT 3	DALY CITY	CA	94015-1739
869	HOVHANNES HOPALIAN		2668 E PRYOR DR	FRESNO	CA	93720-4466
870	HUGO CESAR LOPEZ		5402 BALBOA ARMS DR UNIT 329	SAN DIEGO	CA	92117-5072
871	HUGO DIAZ		433 HIGHLAND PL	ESCONDIDO	CA	92027-3710
872	HUGO DIAZ		520 MYRTLEWOOD CT APT 6	ESCONDIDO	CA	92027-2832
873	HUGO VARGAS		1236 W CARLTON AVE	WEST COVINA	CA	91790-1634
874	HUMBERTO AVELLANEDA		6067 NOROCO DR	PICO RIVERA	CA	90660-3262
875	HUNG DUC VU		11518 CORTINA PL	SAN DIEGO	CA	92131-6162
876	IAN JEREMY RAND		4436 UPLAND ST	LA MESA	CA	91941-6517
877	IAN MOORHEAD		1110 MILLET WAY	SACRAMENTO	CA	95834-1466
878	IANC INC	ATTN: MURAT OZMEN	9122 WASHINGTON AVE	WESTMINSTER	CA	92683-5528
879	IBAN CASTRO		2333 CHERRY ST	SAN LEANDRO	CA	94577-5905
880	IBARRA B VALERIANO		2021 WARREN ST	SAN FERNANDO	CA	91340-1648
881	ICON DELIVERY INC	ATTN: DOUG GARAMONI	7661 HALDOR PL	BUENA PARK	CA	92620
882	IKE COSMAS UKWUEZE		2645 RITCHIE ST	OAKLAND	CA	94605-3240
883	INC 6TH C & C LOGISTICS	ATTN: DANNY HAGAR	2565 E SPICE WAY	FRESNO	CA	93720-4933
884	INC JUSTIN COUNCIL	ATTN: JUSTIN COUNCIL	4059 WATERHOUSE RD	OAKLAND	CA	94602-1853
885	INC T & A GROUND FORCE	ATTN: DONNIE THOMAS	PO BOX 212	BIGGS	CA	95917-0212
886	INDERJIT SINGH		3281 DIAS DR	SAN JOSE	CA	95148-1606
887	INFANTINO BROTHERS LLC		108 HORN CT	FOLSOM	CA	95630-2089
888	ION SOCHIRCA		2024 BENITA DR UNIT 2	RANCHO CORDOVA	CA	95670-2534
889	IRA WILLIAMS		8704 PORT HAYWOOD WAY	SACRAMENTO	CA	95823-7539
890	IRIS FERREIRA		PO BOX 591284	SAN FRANCISCO	CA	94159
891	IRIS GONCALVES FERREIRA		725 ISTANCIA WAY	SAN RAFAEL	CA	94903
892	IRSHAD ALI		1201 SERENE CT	FAIRFIELD	CA	94533-7038
893	ISAAC BORJA		11716 PETENWELL RD	SAN DIEGO	CA	92131-3622
894	ISABEL GREEN		1930 69TH AVE	OAKLAND	CA	94621-3403
895	ISAEL FERRAZ		1175 RANCHERO WA	SAN JOSE	CA	95117
896	ISIDRO BADILLO		352 ENCINITAS AVE	SAN DIEGO	CA	92114-4909
897	ISMET JAHOVIC		2777 FORBES AVE	SANTA CLARA	CA	95051-6248
898	ISRAEL FIGUEROA		3334 SAN CARLOS DR	SPRING VALLEY	CA	91978-1031
899	IVAN ESPINOSA		8367 HONEYCOMB WAY	SACRAMENTO	CA	95828-6659
900	IVORIAN TRUCKING INC	ATTN: THOMAS OURAGA	3520 W 58TH PL	LOS ANGELES	CA	90043-3004

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
901	IZZIEO CORPORATION	ATTN: FLORENCIO J ORENDAIN III	3264 MUIRFIELD AVE	CHINO HILLS	CA	91709-2489
902	J & E CONTRERAS TRUCKING INC	ATTN: JUAN CONTRERAS	6543 COBBLE DR	WINTON	CA	95388-9243
903	J & H ESTEVA INC	ATTN: JOAB ESTEVA	4250 SAN VISCAYA CIR	CORONA	CA	92882-7955
904	J & J DELIVERY SERVICE	ATTN: JOSE L LUGO	6601 MILL CREEK DR	BAKERSFIELD	CA	93313-4974
905	J & P LIMA INC	ATTN: JESUS ZUNIGA	3819 WINCHESTER AVE	LOS ANGELES	CA	90032-2442
906	J & S DISTRIBUTION SERVICES	ATTN: JOSE CASTRO	36745 CLEARWOOD CT	PALMDALE	CA	93550-8523
907	J MACIELS TRUCKING INC	ATTN: JESUS MACIEL	2541 FOXDALE AVE	LA HABRA	CA	90631-3506
908	J R DESARACHO INC	ATTN: JOSE DE SARACHO	4440 W 154TH ST	LAWNDALE	CA	90260-2003
909	J STUART HUGHES		2448 COWLEY WAY	SAN DIEGO	CA	92110-1134
910	J&J SERVICES	ATTN: JOSE LUGO	1913 MARC A MITSCHER CT	BAKERSFIELD	CA	93304-7114
911	JAC DELIVERY LLC	ATTN: JUAN CAMACHO	4484 COACHMAN WAY	SANTA MARIA	CA	93455-4244
912	JAC DELIVERY LLC	ATTN: JUAN A CAMACHO	4484 COACHMAN WAY	SANTA MARIA	CA	93455-4244
913	JACK DIAZ		111 CIRCULO DE CASITAS	MONTEREY	CA	93940-7636
914	JACK L RUST		18849 CEDAR VALLEY WAY	NEWHALL	CA	91321-2201
915	JACOB A BAKER		777 MESA VISTA DR	IVINS	UT	84738-6017
916	JACQUELINE CORBELL		2973 HARBOR BLVD # 384	COSTA MESA	CA	92626-3912
917	JACQUELINE PHILLIPS		2428 PINERCREST DR	SANTA ROSA	CA	95403-8939
918	JAGDISH SINGH		1136 MANCHESTER WAY	YUBA CITY	CA	95991-3486
919	JAGDISH SINGH		2062 NICOLAS DR	YUBA CITY		95993
920	JAIME ARGUERA		12323 ROSCOE BLVD	SUN VALLEY	CA	91352-3721
921	JAIME CALDERON		12865 BRIDGE WATER DR	RANCHO CUCAMONGA	CA	91739
922	JAIME DE SOUZE		301 MONTEREY BLVD APT 5	SAN FRANCISCO	CA	94131-3144
923	JAIME GIRON		392 LOMA DR APT 106	LOS ANGELES	CA	90017-1123
924	JAIME MUNOZ		746 CONCEPCION AVE	SPRING VALLEY	CA	91977-5003
925	JAIME OLIVA		2190 N SCHNOOR ST APT 147	MADERA	CA	93637-4958
926	JAIME PEREZ		8210 TAPIA VIA DR	RANCHO CUCAMONGA	CA	91730-3131
927	JAIME SOLANO		6010 GARDENDALE ST	SOUTH GATE	CA	90280-7902
928	JAIR DA COSTA JR		116 SAN FELIPE AVE APT A	SAN BRUNO	CA	94066-5501
929	JAIR DA COSTA MARINHO JR		101 PALMCREST DR APT 4	DALY CITY	CA	94015-1411
930	JAIR GUILHEM		768 SPRUCE AVE APT 103	CLOVIS	CA	93611-0380
931	JAIRO HERNANDEZ		553 S E ST	OXNARD	CA	93030-6983
932	JAIRO P MARINS		3100 ROOSEVELT AVE	RICHMOND	CA	94804-1546
933	JALTON MEZOM DUTRA		369 PALM AVE APT 6	OAKLAND	CA	94610-3342
934	JAMES A KLINE		607 SPRUCE ST	SANTA ROSA	CA	95407-5433
935	JAMES A NICHOLSON		111 BIXBY RD	SAN JUAN BAUTISTA	CA	95045-9707
936	JAMES BANH		11667 FOREST GROVE ST	EL MONTE	CA	91732-2221
937	JAMES BURKE		817 W CORAL AVE	RIDGECREST	CA	93555-5217
938	JAMES CALVIN WESLEY NUNLEYII		3235 MIDAS AVE	ROCKLIN	CA	95677-1832
939	JAMES CHRISTOPHER CHILDRESS		344 IDAHO AV	ESCONDIDO	CA	92025
940	JAMES E UPSON		5445 VIA BELLO	SAN DIEGO	CA	92111-4517
941	JAMES F GIBSON		2011 CREEK LEDGE PL	ROUND ROCK	TX	78664
942	JAMES GOURSON		9358 SLAYTON RANCH RD	FLAGSTAFF	AZ	86004-3315
943	JAMES HOLLOWED		PO BOX 683	FORESTVILLE	CA	95436-0683
944	JAMES JOHN KRAUSE		118 EDNA ST	SAN FRANCISCO	CA	94112-1805
945	JAMES KING		325 BUSH ST	SALINAS	CA	93907-2027

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
946	JAMES LOUIS BEHRENS		PO BOX 80473	SAN DIEGO	CA	92138-0473
947	JAMES M PRUITT		34423 WILDWOOD CANYON RD	YUCAIPA	CA	92399-5039
948	JAMES MERCADO		910 S MAIN ST APT 1	MOUNTAIN HOME	AR	72653-4710
949	JAMES NORRIS		3065 MCKINLEYVILLE AVE	MCKINLEYVILLE	CA	95519-9734
950	JAMES PEOPLES		725 30TH AV	EAST MOLINE	IL	61244
951	JAMES POWERS		10428 LEHIGH AVE	MONTCLAIR	CA	91763-4170
952	JAMES PRUITT		716 ADDLER RD	GARDNERVILLE	NV	89460
953	JAMES RANDLE PARKER		612 ANDRESS CT	ROSEVILLE	CA	95678-4359
954	JAMES SAN AGUSTIN		3812 TUMBLEWEED CT	MODESTO	CA	95355-5607
955	JAMES SCHNELL		1810 KENDALL CT	ROCKLIN	CA	95765-5413
956	JAMES SHEBAN		PO BOX 491	APTOS	CA	95003
957	JAMES SMITH		PO BOX 3184	FONTANA	CA	92334
958	JAMES TRENT		30 BUTTERMILK LN	SCOTTS VALLEY	CA	95066-3605
959	JAMES TRUITT		40216 HEATHROW DR	PALMDALE	CA	93551
960	JAMIE VARONA		34765 SKYLARK DR	UNION CITY	CA	94587
961	JAMIEL F SHIEKH		604 GEARY ST	SAN FRANCISCO	CA	94102-1647
962	JANUSZ M SLUPSKI		12441 GLYNN AVE	DOWNEY	CA	90242
963	JARIM TOVAR		207 MOHR ST	LAKE ELSINORE	CA	92530-3330
964	JARRETT RAY		821 TAMARACK LN	SUNNYVALE	CA	94086-8326
965	JASON ABEYTA		2129 N PALM AVE	RIALTO	CA	92377-4627
966	JASON ARTEAGO		1198 PALM AVE	ATWATER	CA	95301-3314
967	JASON CRUZ VALENCIA		9119 HADLEY PL	SAN DIEGO	CA	92126-1524
968	JASON E SANTIAGO		29135 OCOTILLO DR	LAKE ELSINORE	CA	92530-7244
969	JASON KEARNEY		933 FAIRWAY DR APT 140	COLTON	CA	92324-3143
970	JASON MICHAEL WELCH		58214 PIMLICO ST	YUCCA VALLEY	CA	92284
971	JASON T VOLKERDING		1654 PARAGON PL	HOLIDAY	FL	34690
972	JAT TRUCKING	ATTN: TY GRANADOS	30356 AVENIDA XIMINO	CATHEDRAL CITY	CA	92234-2850
973	JAVIER A SANCHEZ		8014 PURITAN ST	DOWNEY	CA	90242
974	JAVIER ARELLANO		1031 GREENBERRY DR	LA PUENTE	CA	91744-1937
975	JAVIER GOMEZ		3556 WALTON ST	RIVERSIDE	CA	92503-5035
976	JAVIER JIMENEZ		1152 N W G4	ANAHEIM	CA	92801
977	JAVIER LOZANO		7556 BOBEY AVE	RESEDA	CA	91335
978	JAVIER OLAGUE JR		16219 DOUBLEGROVE ST	LA PUENTE	CA	91744-1313
979	JAVIER RUVALCABA		315 GOLDENROD ST	SOLEDAD	CA	93960
980	JAVIER VASQUEZ		8535 BLACK BRANCH CT	SACRAMENTO	CA	95828-5445
981	JAY AGATEP		5520 BROOK FALLS CT	STOCKTON	CA	95219-2446
982	JAY ALLEN TOMLINSON		7044 WILD IRIS DR	NASHVILLE	LA	37221-5102
983	JAY JOHNSON		7668 EL CAMINO REAL STE #104 615	CARLSBAD	CA	92009
984	JAY RAMOS LADRA		3946 MADISON AVE	SAN DIEGO	CA	92116-4645
985	JAYSON P ROMINE		PO BOX 20521	CASTRO VALLEY	CA	94546-8521
986	JB EXPRESS INC	ATTN: JASON BORDA	12706 CRYSTAL COVE AVE	BAKERSFIELD	CA	93311-5119
987	JCO INC		7580 JACARANDA AVE	FONTANA	CA	92336-0702
988	JEFF KRIKAVA		7668 N WOODROW AVE	FRESNO	CA	93720-0231
989	JEFF OGAN		PO BOX 7401	MORENO VALLEY	CA	92552-7401
990	JEFFERY D JANSSEN		15172 ESSEX CIR	WESTMINSTER	CA	92683-6704

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
991	JEFFERY ROUNDTREE		1235 S SHARON CI	ANAHEIM	CA	92804
992	JEFFERY TREADWELL		15 PEREGRINE DR	BOISE	ID	83716-5010
993	JEFFREY ALAN JOHNSON		44326 4TH ST E	LANCASTER	CA	93535-3703
994	JEFFREY D ROSS		68130 MOLINOS CT	CATHEDRAL CITY	CA	92234-5647
995	JEFFREY DUNCAN WADLEY		22606 DEBERRY ST	GRAND TERRACE	CA	92313-5518
996	JEFFREY G BROWN		14171 CALLE CONTESA	VICTORVILLE	CA	92392-5489
997	JEFFREY GRIGSBY		1455 E WASHINGTON AVE	ESCONDIDO	CA	92027-1931
998	JEFFREY JOHANNES GAIDA		963 PEAR ST	EL CAJON	CA	92021-3250
999	JEFFREY LAWRENCE DUNCAN		1104 COBBLE CREEK CT	REDDING	CA	96003-4560
1000	JEFFREY MASON		10814 BUTTE VIEW DR	GRASS VALLEY	CA	95945-4900
1001	JEFFREY ROBERT WILSON		2617 BLACK TERN WAY	ELK GROVE	CA	95757-8187
1002	JEFFREY ROESCH		13141 KISMET AVE	SYLMAR	CA	91342-3425
1003	JEFFREY S MORGAN		8845 GARFIELD CIR	BUENA PARK	CA	90620-3810
1004	JEFFREY WALKER		1143 EVERGREEN LN	VISTA	CA	92084-1016
1005	JENNIFER ANN DAVIS		4224 COPPER CREEK DR	MODESTO	CA	95355-8963
1006	JERARDO GARCIA		1993 SHERWOOD DR	SANTA MARIA	CA	93455-6213
1007	JEREMIAH PEDRAZZI		6301 S ASH AV	BROKEN ARROW	OK	74011
1008	JEREMIAH ROA		2720 TUBEROSE ST	SAN DIEGO	CA	92105-4527
1009	JEREMY PRESTON WALKER		1746 DALIA LN	MANTECA	CA	95337-8785
1010	JEREMY SMITH		14354 SILENT SPRING ST	HESPERIA	CA	92344
1011	JERRETT HENDERSON		1080 E LASSEN AVE APT 66	CHICO	CA	95973-0814
1012	JERRY ALAN FERGUSON		227 PACIFIC DR	PARADISE	CA	95969-5608
1013	JERRY CONRAD HEATH		PO BOX 26	ARROYO GRANDE	CA	93421-0026
1014	JERRY HARRINGTON		1414 RAMPART DR	ROSEVILLE	CA	95661-4749
1015	JERRY LEE CLAAR		3549 ESPLANADE SPC 446	CHICO	CA	95973-0239
1016	JERRY REYNOLDS		12233 PLUTO DR	VICTORVILLE	CA	92392-8669
1017	JESSE DUTRA		2679 KENNEY DR	SAN PABLO	CA	94806-1551
1018	JESSE FERNANDEZ		952 CAMINITO ESTRELLA	CHULA VISTA	CA	91910
1019	JESSE GALLEGOS		24131 DEL AMO RD	RAMONA	CA	92065-4124
1020	JESSE L FOSTER JR		8968 SHASTA LILY DR	ELK GROVE	CA	95624-3857
1021	JESSE LANCASTER		7584 N DEWOLF AVE	CLOVIS	CA	93619-9008
1022	JESSE PADILLA		750 SUNNYBROOK DR APT 3	LA HABRA	CA	90631-3572
1023	JESSE QUIROZ		264 S PEPPER AVE	RIALTO	CA	92376-6736
1024	JESUS ABRAHAM ALCARAZ		700 S SYDNEY DR	LOS ANGELES	CA	90022-1529
1025	JESUS ALCANTAR		5142 SIERRA CROSS WAY	RIVERSIDE	CA	92509-7801
1026	JESUS ARELLANO		2512 GALISTEO ST	CORONA	CA	92882-6821
1027	JESUS CORTEZ		1541 ASTORIA PL	OXNARD	CA	93030-3102
1028	JESUS ENRIQUEZ		2687 VAN GOGH DR	OXNARD	CA	93033-3944
1029	JESUS LIMA ZUNIGA		3819 WINCHESTER AVE	LOS ANGELES	CA	90032-2442
1030	JESUS LOERA		18735 ALEXANDER ST	PERRIS	CA	92570-8457
1031	JESUS LUNA		122 W ELK AV	GLENDALE	CA	91204
1032	JESUS MACIEL		2541 FOXDALE AVE	LA HABRA	CA	90631-3506
1033	JESUS NAVARETTE		11067MOGIRK AVE	EL MONTE	CA	91731
1034	JESUS RODRIGUEZ		7450 SATSUMA AV	SUN VALLEY	CA	91352
1035	JHONSON SITUMORANG		1265 W ROSEWOOD CT APT B	ONTARIO	CA	91762-2134

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1036	JIM DELA CRUZ		1622 MAGNOLIA LN	SAN LEANDRO	CA	94577-2642
1037	JIM HUTCHINSON		PO BOX 671	BROOKDALE	CA	95007-0671
1038	JIM MERTEN		812 W CLOVER RD	TRACY	CA	95376-1743
1039	JIM STEPHENS		704 SPYGLASS PKWY	VALLEJO	CA	94591-6914
1040	JIMMY D IRBY		311 SAN MIGUEL CT APT 4	MILPITAS	CA	95035-8613
1041	JIRAYR SETAGHIAN		520 E ELMWOOD AVE APT F	BURBANK	CA	91501-2590
1042	JMR TRUCKING INC	ATTN: ROY GUTIERREZ	17509 GERRITT AVE	CERRITOS	CA	90703-8827
1043	JOAB ESTEVA		4250 SAN VISCAYA CIR	CORONA	CA	92882-7955
1044	JOANNIE RIOS	DBA: JR DELIVERY SERVICES	1011 WOODLAND PARK AVE	BAKERSFIELD	CA	93311-9255
1045	JOAO DERALDO SANTOS		2130 REDWOOD HWY SPC F19	GREENBRAE	CA	94904-3045
1046	JOAO REZENDE		649 OLD COUNTY RD APT 235	BELMONT	CA	94002-2623
1047	JOAO T LOPES		1770A LOMBARD ST	SAN FRANCISCO	CA	94123-2974
1048	JOAQUIM ARANTES NUNES		2038 MCALLISTER ST APT 1	SAN FRANCISCO	CA	94118-4428
1049	JOAQUIM JOSE NASCIMENTO		1130 YUBA AVE APT 6	SAN PABLO	CA	94806-4268
1050	JOAQUIM LUIZ DEMIRANDA		1591 SEQUOIA AVE	SAN BRUNO	CA	94066-2648
1051	JOAQUIM NASCIMENTO		12730 SAN PABLO AVE	RICHMOND	CA	94805-1303
1052	JOAQUIN HERIBERTO BURGOS		8780 BURNET AVE UNIT 8	NORTH HILLS	CA	91343-5473
1053	JOARES LASS		2614 STONECREEK DR APT 298	SACRAMENTO	CA	95833-1924
1054	JOARES LASS		26775 CALL AVE	HAYWARD	CA	94548
1055	JOCELYN LAFOND WATSON		1706 AVENIDA ALTA MIRA	OCEANSIDE	CA	92056-6501
1056	JOE - 2ND VAN COLE		2223 MONTCLAIR ST	SAN DIEGO	CA	92104-5342
1057	JOE HART		3050 GRAND VIEW AVE	OROVILLE	CA	95966-5019
1058	JOE HUGENROTH		1117 N VAGEDES AVE	FRESNO	CA	93728-2936
1059	JOE M COSTA		878 GILCHRIST WALKWAY APT 1	SAN JOSE	CA	95133-1350
1060	JOE M RAMIREZ		5108 W MENIO	FRESNO	CA	93722
1061	JOE MACIAS		26885 CLUB DR	MADERA	CA	93638-0346
1062	JOE PAMELIA		3460 W SHAW AVE	FRESNO	CA	93711-3216
1063	JOE PRATO		1220 SYBIL CT	ESCONDIDO	CA	92026-2129
1064	JOE YANEZ		1007 S CEDAR AVE	FULLERTON	CA	92833-3716
1065	JOEL ARAIZA		1085 JEFFERSON AVE	CHULA VISTA	CA	91911-1640
1066	JOEL GARCIA		1526 E 215TH PL	CARSON	CA	90745-1705
1067	JOEL LIMA FILHO		795 ORKNEY AVE	SANTA CLARA	CA	95054-2249
1068	JOEL R FRY		12411 MARTHA ANN DR	LOS ALAMITOS	CA	90720
1069	JOELCI DE PAULA		31 ELLINGTON AVE	SAN FRANCISCO	CA	94112-3621
1070	JOEY M RODRIGUEZ		5731 HULL WAY	SACRAMENTO	CA	95823-1537
1071	JOHN A GORDON		13445 LYNWOOD PL	GARDEN GROVE	CA	92843-2623
1072	JOHN A SPERLING		15820 OCEANVIEW DR	BROOKINGS	OR	97415
1073	JOHN ANTHONY MARCELLINO		935 DAISY AVE	LODI	CA	95242-2302
1074	JOHN AVILA		150 GOLDENROD ST	SOLEDAD	CA	93960-3534
1075	JOHN BAILEY		315 E GLENDALE ST	DILLON	MT	59725
1076	JOHN BIRMINGHAM		1306 ELM ST	ROSEVILLE	CA	95678-2013
1077	JOHN C REIS		2917 KATHLEEN ST	RIVERSIDE	CA	92506-4308
1078	JOHN C SEIBEL		10544 GREENFORD DR	SAN DIEGO	CA	92126-2846
1079	JOHN CARL SILVA		3909 SHERBROOK DR	SANTA ROSA	CA	95404-2746
1080	JOHN CHAPMAN		21648 NUTMEG LN	SANTA CLARITA	CA	91350-1622

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1081	JOHN CHAPMAN INC	ATTN: JOHN CHAPMAN	21648 NUTMEG LN	SANTA CLARITA	CA	91350-1622
1082	JOHN CHRISTLIEB		101 MILLS RD	VACAVILLE	CA	95687-4634
1083	JOHN CHURCHWELL		5449 MONTE VISTA RD	ANDERSON	CA	96007-8274
1084	JOHN D REECE		2813 BARNETT ST	BAKERSFIELD	CA	93308-1855
1085	JOHN DUNSON		9961 MISSION HILLS ESTATES CT	MISSION HILLS	CA	91945
1086	JOHN F DUPREY		149 PATTERSON RD	SANTA MARIA	CA	93455-4811
1087	JOHN F HOLCOMB		PO BOX 34	EARLY	CA	50535-0034
1088	JOHN F MACHUT		419 SAN LUIS DR	SANTA MARIA	CA	93455-1798
1089	JOHN GARY MUNOZ		1168 S ARROWHEAD AVE	BLOOMINGTON	CA	92316-4116
1090	JOHN GREGORY WEATHERBIE		1204 CINNABAR WAY	VACAVILLE	CA	95687-7836
1091	JOHN GROSSI		19925 SALLY CT	SONORA	CA	95370
1092	JOHN GUSMAN		1305 VINCA WA	SAN DIEGO	CA	92114
1093	JOHN H OWEN		758 VALENTINE CT	ONTARIO	CA	91762-5649
1094	JOHN HAMETT		6252 N SAN PABLO AVE	FRESNO	CA	93704-1539
1095	JOHN HARGIS		1826 MASON ST	SAN PABLO	CA	94806-4815
1096	JOHN J KLOER		790 OAKWOOD ST	OJAI	CA	93023-3564
1097	JOHN JENSEN		1721 GILLESPIC ST	SANTA BARBARA	CA	93101
1098	JOHN JOSEPH BATTAGLIA		4102 STOTTS ST	RIVERSIDE	CA	92503-3840
1099	JOHN K BILLERBECK		3732 OLIVE ST	SELMA	CA	93662-4534
1100	JOHN KEELING		154 CHADWICK WAY	FOLSOM	CA	95630-6589
1101	JOHN LABORDE		425 FILBERT ST	EL CAJON	CA	92020-4611
1102	JOHN LAZAROWICH		581 BLAIRBURRY WAY	SAN JOSE	CA	95123-1304
1103	JOHN M RUSSELL		2403 WENDY LN	BISHOP	CA	93514-1945
1104	JOHN MATTHEW FILPI		1341 N UKIAH WAY	UPLAND	CA	91786-3158
1105	JOHN MCLAUGHLIN		23 VALENCIA CT	WINDSOR	CA	95492-8316
1106	JOHN MIGUEL RAMOS		1732 EL CERRITO PL	LOS ANGELES	CA	90028-5887
1107	JOHN MISTERLY IV		PO BOX 987	WINSTON	OR	97496-0987
1108	JOHN MOROTTI		3828 AMIGO DR	MODESTO	CA	95356-1006
1109	JOHN R KIRKWOOD		7126 BEECH AVE	ORANGEVALE	CA	95662-2607
1110	JOHN R MCCARTER		1011 MEIER DR APT B	CHICO	CA	95926-2023
1111	JOHN RODRIGUEZ		17801 CALLE CAPISTRANO	MORENO VALLEY	CA	92551-6373
1112	JOHN SANTANA		11448 CHANDLER LN	POMONA	CA	91766-4667
1113	JOHN SAYAPHET		1221 W LOCUST ST	LODI	CA	95240-1840
1114	JOHN SMEERDYK		3574 DRIFTWOOD ST	CHINO HILLS	CA	91709-2031
1115	JOHN STOCKDALE		363 JADE CIR	VALLEJO	CA	94590-8188
1116	JOHN T CAMACHO		973 COUNTRYWOOD CI	VACAVILLE	CA	95687
1117	JOHN TOLEN		1722 RECORD LN	REDDING	CA	96001-5689
1118	JOHN TORRES		16550 LEMON AVE UNIT 1505	ALTO LOMA	CA	91737
1119	JOHN VAZQUEZ MORENO		PO BOX 431144	SAN YSIDRO	CA	92143-1144
1120	JOHN W LOVE		951 S 12TH STREE	BANNING	CA	92220
1121	JOHN ZOELLICK		2423 THOMAS DR	SANTA ROSA	CA	95404
1122	JOHNNY CLHOGOLAN		211 1/2 E 37TH ST	LOS ANGELES	CA	90011-5755
1123	JOHNNY DEL JOHNSON		6169 ALBEMARBE ST	SAN DIEGO	CA	92139
1124	JOJAELY INC	ATTN: JORGE VARGAS	13337 S ST APT 336	CERRITOS	CA	90703-7308
1125	JON ROSS		891 ROYAL DR	MADERA	CA	93637-2995

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1126	JON ROUNDY		6815 COUNTY RD 15	ORLAND	CA	95963-9130
1127	JON SEATON		23 ANGEL ISLAND CIR	SACRAMENTO	CA	95831-3703
1128	JONAS CHAVES		53 ALPINE AVE	DALY CITY	CA	94015-3717
1129	JONATHAN ALBIN		25832 E 35TH ST	SAN BERNADINO	CA	92410
1130	JONATHAN SPRING		3697 CHELSEA RD	CAMERON PARK	CA	95682-8912
1131	JOON S- SWING AN		1036 E ST	HAYWARD	CA	94541-5211
1132	JORGE ARGUELLO		4459 MISSION ST	SAN FRANCISCO	CA	94112
1133	JORGE CALDERON		1516 W MINERVA AVE	ANAHEIM	CA	92802-1624
1134	JORGE CARREON DE LOS REYES		2652 PLZ CLAVELES	SAN JOSE	CA	95132-1460
1135	JORGE DURAN		4070 W 133RD ST APT A	HAWTHORNE	CA	90250-5908
1136	JORGE GALVAN		3838 E AVE R12	PALMDALE	CA	93550-2544
1137	JORGE GURROLA		607 STARDUST DR	PLACENTIA	CA	92870-4835
1138	JORGE L GARZA		2142 VINCENT AVE	HUGHSON	CA	95326-9668
1139	JORGE LUIS GONZALEZ		984 LATTIN RD	BIGGS	CA	95917-9738
1140	JORGE MEDINA		876 CREST DR	CHULA VISTA	CA	91910-6505
1141	JORGE ORTEGA		9909 TOPANGA CANYON BLVD # 115	CHATSWORTH	CA	91311-3602
1142	JORGE PULIDO		12513 ARLINGTON PL	CHINO	CA	91710-6207
1143	JORGE RAMOS		1753 CALATINA DR	POMONA	CA	91766-5010
1144	JORGE RODRIGUEZ		324 W SANTA BARBARA ST	SANTA PAULA	CA	93060-2458
1145	JORGE SANTANA		3015 E AVE S1	PALMDALE	CA	93550-6637
1146	JORGE ZEPEDA		3127 W 133RD ST	HAWTHORNE	CA	90250
1147	JOS DELIVERY INC	ATTN: SIDNEY JONES	409 DUPERU DR	CROCKETT	CA	94525-1572
1148	JOSE - 2ND VAN BACA		2530 COMMODORE ST	LOS ANGELES	CA	90032-2505
1149	JOSE A CASTILLO		15556 CASTELLION RD	FONTANA	CA	92337-9002
1150	JOSE A PEREZ		6366 GAGE AVE UNIT 223	BELL GARDENS	CA	90201-1862
1151	JOSE ALBERTO MANZO		3335 DURANGO WAY	STOCKTON	CA	85206
1152	JOSE ALCIDES AGUILAR		25004 FRAMPTON AVE APT 204	HARBOR CITY	CA	90710-2886
1153	JOSE ALCIDES AUILAR		1443 N CORONADO ST	LOS ANGELES	CA	90026-2307
1154	JOSE ALVES		970 VALLEY RUN	HERCULES	CA	94547-1438
1155	JOSE ANTONIO MONDRAGON		13228 BASSETT DR	VICTORVILLE	CA	92392-0528
1156	JOSE ARCE		491 WINCHESTER DR	WATSONVILLE	CA	95076-3180
1157	JOSE CABRERA		37201 PASEO PADRE PK	FREMONT	CA	94536
1158	JOSE CACERES		6289 AVENIDA DE LAS VISTAS UNIT 3	SAN DIEGO	CA	92154-6622
1159	JOSE CARLOS DA SILVA		231 DIXON LANDING RD APT 188	MILPITAS	CA	95035-2557
1160	JOSE CARLOS DASILVA		231 DIXON LANDING RD APT 188	MILPITAS	CA	95035-2557
1161	JOSE CHILIN		4989 1/2 TWINING ST	LOS ANGELES	CA	90032-2154
1162	JOSE DE GUSTAVO		365 TALBOT AVE APT 8	PACIFICA	CA	94044-2657
1163	JOSE DEGRACIA GUAN		2617 E STRONG PL	ANAHEIM	CA	92806-5020
1164	JOSE EBERARDO ROBLES		715 N AVE S4	LOS ANGELES	CA	90042
1165	JOSE ESPINOZA		17708 POND DEROSA LN	SALINAS	CA	93907-9053
1166	JOSE G IBARRA JR		263 W 15TH ST APT 3	SAN PEDRO	CA	90731-4857
1167	JOSE GONCALVES SILVEIRA		630 33RD AVE APT 7	SAN FRANCISCO	CA	94121-2746
1168	JOSE K SANCHEZ		2254 IRVINGTON AVE	SAN BERNARDINO	CA	92408
1169	JOSE L LOPEZ		13040 AZTEC ST	SYLMAR	CA	91342-2501
1170	JOSE L RUBIO PADILLO		2020 W ALAMEDA AVE APT 12G	ANAHEIM	CA	92801-5315

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1171	JOSE LACERDA		206 CHUMALIA ST # E	SAN LEANDRO	CA	94577-3706
1172	JOSE LACERDA INC	ATTN: JOSE LACERDA	1271 WASHINGTON AVE	SAN LEANDRO	CA	94577-3646
1173	JOSE LOPES JR		3854 VILLAGE TER APT 128	FREMONT	CA	94536-7521
1174	JOSE LUIS MUNOZ		3949 VAN HORNE AVE	LOS ANGELES	CA	90032-1143
1175	JOSE LUNA		7365 CYPRESS AVE	FONTANA	CA	92336-1974
1176	JOSE M BUGARIN		897 SANTA BARBARA	SOLEDAD	CA	93960-3370
1177	JOSE M BUGARIN		897 SANTA BARBARA	SOLEDAD	CA	93960-3370
1178	JOSE M FRANCO		249 SAN BRUNO AVE	BRISBANE	CA	94005-1520
1179	JOSE MACIEL		1435 E 71ST ST	LOS ANGELES	CA	90001-1924
1180	JOSE MARTINEZ		2627 SPENCER CT	TRACY	CA	95377-8804
1181	JOSE MEJIA		10201 WISNER AVE	MISSION HILLS	CA	91345-2738
1182	JOSE NAVARRO		636 W 105TH ST	LOS ANGELES	CA	90044-4426
1183	JOSE OVID		957 VIA TERECINA	CHULA VISTA	CA	91910-7037
1184	JOSE P GARCIA		720 RIGSBY ST	LA HABRA	CA	90631-3530
1185	JOSE R PARADA		1150 N WILMINGTON BLVD APT 229	WILMINGTON	CA	90744-3275
1186	JOSE RAMIREZ		68 W MARIPOSA ST	ALTADENA	CA	91001
1187	JOSE RUBEN MERCADO		505 EUCALYPTUS DR	SAN JOSE	CA	95134-1253
1188	JOSE S VELASQUEZ		3508 CASITAS AVE	LOS ANGELES	CA	90039-1904
1189	JOSE SANTOS		204 POINT SAL DUNES WAY	GUADALUPE	CA	93434-1828
1190	JOSE TEIXEIRA		2709 CAMINO CASA BUENA	PLEASANTON	CA	94566-8635
1191	JOSE TORRES		43 ASBURY WAY	PITTSBURG	CA	94565-4717
1192	JOSEPH B CHRISTIE		2920 E MUNCIE AVE	FRESNO	CA	93720-4956
1193	JOSEPH BWERDE		8707 LOS ALTOS DR	BUENA PARK	CA	90620-3417
1194	JOSEPH DWONCH		272 ATHOL AVE APT A	OAKLAND	CA	94606-1389
1195	JOSEPH EDWARD FERRIS		10913 VIA BANCO	SAN DIEGO	CA	92126-7411
1196	JOSEPH FOWLER		1039 CRYSTAL BAY CT	UKIAH	CA	95482
1197	JOSEPH GUARDANAPO		4530 DAYWALK CIR	PENSACOLA	FL	32514
1198	JOSEPH HAZWARD		3641 DESANIE CIR	BAY POINT	CA	94565-1510
1199	JOSEPH HAZWARD		3641 DESANIE CIR	BAY POINT	CA	94565-1510
1200	JOSEPH HUGENROTH		1117 N VAGEOES	FRESNO	CA	93728
1201	JOSEPH M COLE		11091 CLAIREMONT MESA BL	SAN DIEGO	CA	92124
1202	JOSEPH OTANI		1630 JOANNE WAY	OXNARD	CA	93030-3279
1203	JOSEPH PETRONE		4480 BAJA MISSION RD	FALLBROOK	CA	92028-9477
1204	JOSEPH RYALL		4172 SANTA RITA WAY	SAN JOSE	CA	95111-3544
1205	JOSEPH S ISON		1429 9TH ST	LOS OSOS	CA	93402-1701
1206	JOSEPH SPRENGER		28100 LANDAU BLVD APT 15	CATHEDRAL CITY	CA	92234-7495
1207	JOSH BYRD		12041 BARLETT	GARDEN GROVE	CA	92845
1208	JOSHUA HERNANDEZ		5138 E ASHLAN AVE APT 131	FRESNO	CA	93727-7333
1209	JOSUELI JOSE PALOMBO		1411 CASA BUENA DR APT 11	CORTE MADERA	CA	94925-1738
1210	JOUBERT DASILVA		3108 LOWELL AV	RICHMOND	CA	94804
1211	JOYCE AUGUSTSON		11882 SPENCEVILLE RD	PENN VALLEY	CA	95946-9635
1212	JR DELIVERY SERVICES	ATTN: JOANNIE RIOS	1908 MARC A MITSCHER CT	BAKERSFIELD	CA	93304-7113
1213	JRL INC	ATTN: JEFFREY LEAL	6161 ACACIA HILL DR	YORBA LINDA	CA	92886-5806
1214	JROD INC	ATTN: JESUS RODRIGUEZ	621 HALYARD ST	PORT HUENEME	CA	93041-1214
1215	JUAN ARCEO		1647 13TH ST	STOCKTON	CA	95206-3886

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1216	JUAN BALBUENA		3217 FARNSWORTH AVE	LOS ANGELES	CA	90032-2339
1217	JUAN CAMACHO		182 E NEWLOVE DR	SANTA MARIA	CA	93454
1218	JUAN CARLOS CORONA		11657 OXNARD ST	N HOLLYWOOD	CA	91606
1219	JUAN CARLOS GONZALEZ		5575 N BARCUS AVE	FRESNO	CA	93722-2561
1220	JUAN CARLOS HIGUERA		28634 MIDSUMMER LN	MENIFEE	CA	92584-8002
1221	JUAN CERVANTES		2427 N GLENWOOD AVE	RIALTO	CA	92377-4245
1222	JUAN COREA		3630 MOUNT LASSEN AVE	ROSAMOND	CA	93560-5903
1223	JUAN DELGADO		4071 FORESTBROOK WAY	SAN JOSE	CA	95111-1520
1224	JUAN FLORES		1835 W AVE K10	LANCASTER	CA	93534-8802
1225	JUAN GRANDE		515 JOHN MUIR DR APT 204	SAN FRANCISCO	CA	94132-6035
1226	JUAN HERNANDEZ		1425 POSEIDON	WEST COVINA	CA	91790-3341
1227	JUAN M OCHOA		10234 ROSEWOOD AVE	SOUTH GATE	CA	90280-6974
1228	JUAN MENENDEZ		1124 N MAPLE ST	BURBANK	CA	91505-2434
1229	JUAN MIGUEL TAPIA		11713 S MAIN ST	LOS ANGELES	CA	90061-1817
1230	JUAN ORELLANA		12801 COMETA AVE	SAN FERNANDO	CA	91340-1123
1231	JUAN PABLO BENITEZ		3183 NEW HAMPSHIRE DR	CORONA	CA	92881-8312
1232	JUAN PADILLA		1565 GILMARTIN DR	SAN DIEGO	CA	92114-7044
1233	JUAN PADILLA		824 RIDGEWATER DR	CHULA VISTA	CA	91913-3415
1234	JUAN RIVERA		5030 E HAMMOND AVE	FRESNO	CA	93727-2019
1235	JUAN SUAREZ		4615 E 53RD ST	MAYWOOD	CA	90270-2420
1236	JUAREZ CIRQUEIRA		1 BLACKFIELD DR # 134	BELVEDERE TIBURON	CA	94920-2053
1237	JULES J CALDEIRA III		4011 LAS PASAS WAY	SACRAMENTO	CA	95864-3039
1238	JULIAN - 2ND VAN CESNEROS		14181 LAKE ST	GARDEN GROVE	CA	92843-4847
1239	JULIAN CISNEROS		14181 LAKE ST	GARDEN GROVE	CA	92843-4847
1240	JULIAN ESCAMILLA		28777 DEL MONTE DR	SUN CITY	CA	92588
1241	JULIAN GONZALEZ		924 PALMS BLVD	VENICE	CA	90291-3853
1242	JULIAN VILLANUEVA		11270 MICHIGAN ST	GRAND TERRACE	CA	92313
1243	JULIANA ROCHS		1011 WHIPPLE RD APT 7	HAYWARD	CA	94544-7926
1244	JULIO CASAS HERNANDEZ		3219 STOCKBRIDGE AVE	LOS ANGELES	CA	90032-2924
1245	JULIO CESAR CRUZ RIVERA		607 MYRTLE AVE	SOUTH SAN FRANCISCO	CA	94080-4532
1246	JULIO CESAR PADILLA		3390 HWY 175	LAKEPORT		95453
1247	JULIO DASILVA		2163 MEEKER AVE APT 201	RICHMOND	CA	94804-6410
1248	JULIO NETO		222 COLUMBIA ST APT 104	SANTA CRUZ	CA	95060-6536
1249	JULIO NETO		657 24TH AVE APT 48	SANTA CRUZ	CA	95062-4230
1250	JULIUS ANTHONY MITCHELL		3124 LAKE DR APT 70	MARINA	CA	93933-2848
1251	JURANDIR IVANHINCHEN		1075 OFARRELL ST APT 2	SAN FRANCISCO	CA	94109-6835
1252	JUSTIN GROSS		4434 MISSION INN AVE	RIVERSIDE	CA	92501-3167
1253	JUSTIN J RAYMOND LACY		16619 GUERNEWOOD RD	GUERNEVILLE	CA	95446-9702
1254	JUSTIN SKIBA		961 SILVERTON CIR	LINCOLN	CA	95648-8000
1255	JUSTIN WORDEN		PO BOX 5622	SANTA MARIA	CA	93455
1256	JUSTIN WORDEN		PO BOX 5622	SANTA MARIA	CA	93456
1257	KALECSKI D MURRAY		1831 ERICSON CIR	STOCKTON	CA	95206
1258	KAMAL ASIS SINGH		9058 DESCENDANT DR	ELK GROVE	CA	95758-1239
1259	KAMIL ISSA		7615 MAY WAY	SAN RAMON	CA	94593
1260	KANYA SAM		425 S AGATE	ANAHEIM	CA	92806

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1261	KARWAN A SALIH		9727 WINTER GARDENS BL	LAKESIDE	CA	92040
1262	KAWANUA INC	ATTN: FRANCISCO EMAN	310 S JEFFERSON ST APT 51C	PLACENTIA	CA	92870-8481
1263	KAYVAN SHOJAEE		5915 LARRY DEAN ST	CORONA	CA	92880-3149
1264	KCJ ENTERPRISES INC	ATTN: JOSE DEGRACIA GUAN	5570 SOUTHWIND LN	YORBA LINDA	CA	92887-6422
1265	KEITH A BLOCHER		2608 MEDINAH CT	MODESTO	CA	95355-9666
1266	KEITH MORRIS		462 LANTON PL	HAYWARD	CA	94544
1267	KEITH STONE		4007 ZION LN	CHINO	CA	91710-5622
1268	KEITH TORRES		10404 WESTERN AVE APT 201	DOWNEY	CA	90241-2423
1269	KEITH WILLIAMS		7510 TOWNE AVE	LOS ANGELES	CA	90003-2316
1270	KELLY MOYLAN		34330 VIA BUENA DR	YUCAIPA	CA	92399-4549
1271	KELVIN E WILKINS		8633 DORSEY WAY	SACRAMENTO	CA	95828-7552
1272	KEN & RAC LLC	ATTN: RATKO KUKURUZOVIC	4440 DELORES DR	UNION CITY	CA	94587-4815
1273	KEN BRADLEY		200 BUENA TIERRA WAY	WINDSOR	CA	95492-8313
1274	KENNEETH G ERTEL		3216 RACQUET LN	PALMDALE	CA	93551-2544
1275	KENNETH JUE		920 E CHESNUT ST	ANAHEIM	CA	92805
1276	KENNETH M BELDEN		9748 IVANHO ST	SPRING VALLEY	CA	91977-5221
1277	KENNETH MCINTIRE		7836 BROOKSIDE AVE	SEBASTOPOL	CA	95472-3245
1278	KENNETH REDWAY		7708 CRENSHAW BLVD # 314	LOS ANGELES	CA	90043-4949
1279	KENNETH SAVORY		PO BOX 423	HEALDSBURG	CA	95448-0423
1280	KENNETH THOMPSON		1195 WYATT AV	STAYTON	OR	97383
1281	KENNETH THOMPSON		1854 CLOVERDALE RD	ESCONDIDO	CA	92027-6909
1282	KENNETH W REID		5715 MORSE DR	OAKLAND	CA	94605-1137
1283	KENNY ALVAREZ		8435 GARDEN VIEW AVE	SOUTH GATE	CA	90280-2210
1284	KENNY MITCHELL		2643 VALARIA CT	HIGHLAND	CA	92346-1725
1285	KEVIN ALLEN WILLIAMS	DBA KEVIN WILLIAMS	4 FREDA CT	CHICO	CA	95928-6807
1286	KEVIN D SCHMITZ		515 BAY TREE CT	WINDSOR	CA	95492-8350
1287	KEVIN E BUCHMUELLER		10323 WESTONHILL DR	SAN DIEGO	CA	92126-3704
1288	KEVIN M KUEHL		4929 COLLWOOD BLVD APT C	SAN DIEGO	CA	92115-2115
1289	KEVIN MAYNARD		810 1/2 CHALCEDONY ST	SAN DIEGO	CA	92109-2527
1290	KEVIN NELSON		1014 HOPPER AVE PMB #621	SANTA ROSA	CA	95403-1613
1291	KEVIN THOMAS		1955 GRANDE CI	FAIRFIELD	CA	94533
1292	KHAMPHEUANE LITHILUXA		21 RUSHFORD LN	BUFFALO	NY	14227
1293	KIET QUANG LAM		6661 STANFORD RANCH RD	ROCKLIN	CA	95677
1294	KIET TRUONG		878 TEMPLETON AVE	DALY CITY	CA	94014-1265
1295	KIM SHERMAN		31110 AVENIDA EL MUNDO	CATHEDRAL CITY	CA	92234-2701
1296	KIMBERLY ROMO		2028 MILLER AVE	MODESTO	CA	95354-2925
1297	KIRAN INC	ATTN: SARWAN HARMIR	7700 TOPANGA CANYON BLVD UNIT 510	CANOGA PARK	CA	91304-5579
1298	KIRK MILLER		1896 RAMERIZ DR	YUBA CITY	CA	95993-7150
1299	KJI TRANSPORTATION INC	ATTN: ALFONSO BANUELOS	11213 BOS ST	CERRITOS	CA	90703-6505
1300	KLIMENKO INC	ATTN: PAUL KLIMENKO	8035 JAMESTOWN CIR	FONTANA	CA	92336-3964
1301	KLMN INC	ATTN: NAROS KIM	8585 LYNX RD	SAN DIEGO	CA	92126-1826
1302	KOR TRUCKING INC	ATTN: KORI DALBEY	130 N LAURIE ANN LN	ANAHEIM	CA	92807-3113
1303	KORI DALBEY		947 N MARIPOSA AVE	ONTARIO	CA	91764-2609
1304	KPD & A CORP	ATTN: SAM KANYA	425 S AGATE ST	ANAHEIM	CA	92804-2542
1305	KRISLEY MORAIS SILVA		3400 RICHMOND PKWY APT 820	SAN PABLO	CA	94806-5287

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1306	KRISLEY MORAIS SILVA		805 WATSON CANYON CT APT 265	SAN RAMON	CA	94582-9003
1307	KRISTAN CALICA PIMENTEL		6818 BOLZANO WAY	ELK GROVE	CA	95757-3038
1308	KRISTINE Y RENDON		10051 WILDFLOWER RD	SANTA MARIA	CA	93454
1309	KURT V JENSEN		8068 SANTA BARBARA DR	ROHNERT PARK	CA	94928-4016
1310	KYLE EDWARD RAWSON		602 DEERWOOD CT	WINSTON	OR	97496-9591
1311	L & H INC	ATTN: HUGO VEGA	6428 FLORENCE PL APT 2	BELL GARDENS	CA	90201-3260
1312	L & J CARRANZA TRUCKING INC	ATTN: OSCAR CARRANZA	1373 HERMOSA DR	CORONA	CA	92879-8545
1313	L & K TRADING INC	ATTN: KAM TAK	630 S 8TH ST APT 1	SAN JOSE	CA	95112-3974
1314	LA GRAN COSECHA FINAL	ATTN: OBISPO GRAY	PO BOX 574	SALOME	AZ	85348-0574
1315	LANCE CRAIG MORGAN	DBA LANCE MORGAN	1090 LEWIS OAK RD	GRIDLEY	CA	95948-9530
1316	LANCE EDMONDS		13534 PASEO DEL MAR	EL CAJON	CA	92021
1317	LAO XIONG		3108 OCCIDENTAL DR APT 153	SACRAMENTO	CA	95826-3088
1318	LARRY CERVANTES		482 DRAKELEY AVE	ATWATER	CA	95301-4429
1319	LARRY FAMBRO		4757 CLAIREMONT MESA BLVD APT 404	SAN DIEGO	CA	92117-2016
1320	LARRY HALL		3133 VIEWCREST AV	HENDERSON	NV	89014
1321	LARRY W SIMMS		2921 PIONEER WAY	JAMUL	CA	91935-3040
1322	LATASHA DELEON		2928 GEORGIA ST	VALLEJO	CA	94591-6602
1323	LAURENCE MARC RUSSELL		140 WASHINGTON ST	COALINGA	CA	93210
1324	LAVERN CHERESE WOLFWILLIS		13443 VARSITY LN	MORENO VALLEY	CA	92555-3707
1325	LAWRENCE IWUANYANWU		16979 ROLANDO AVE	CASTRO VALLEY	CA	94546-3930
1326	LAWRENCE NETZ		PO BOX 326	ORICK	CA	95555-0326
1327	LAZARO NODA		2312 WARWICK AVE	LOS ANGELES	CA	90032-3528
1328	LC PADILLA ENTERPRISES	ATTN: LONNY PADILLA	1910 SANFORD ST	OXNARD	CA	93033-7910
1329	LCE & ASSOCIATES LLC	ATTN; EDDIE MARTINEZ SAN JUAN	950 OXFORD DR	OXNARD	CA	93030-8748
1330	LEANDRO ALVES		448 FELDSPAR LN	SANTA ROSA	CA	95407-5403
1331	LEANDRO BARBOSA CECILIO		98 DELANO AVE	SAN FRANCISCO	CA	94112-2520
1332	LEANDRO FERREIRA MENDONCA		1973 LANDESS AVE	MILPITAS	CA	95035-7067
1333	LEANDRO FERREIRA RIOS		110 ESPLANADE AV	PACIFICA	CA	94044
1334	LEANDRO SOARES		375 HANOVER AVE	OAKLAND	CA	94606-1372
1335	LEANDRO SOARES		375 HANOVER AVE APT A	OAKLAND	CA	94606-1372
1336	LEANDRO SOARES		3819 GARVIW AVE	RICHMOND	CA	94805
1337	LEE ROACH		442 DIABLO RD	DANVILLE	CA	94526
1338	LEE TANNER		46173 DRYMEN AVE	TEMECULA	CA	92592-3309
1339	LEE’S DELIVERY SERVICE INC	ATTN: LEE BARRETT	35501 VISTA DEL LUNA	RANCHO MIRAGE	CA	92270-1888
1340	LEE’S UNLIMITED INC		4664 KILAINEY CIR	SANTA ROSA	CA	95403
1341	LEIDEMAR ALCANTARA		1555 W MIDDLEFIELD RD APT 42	MOUNTAIN VIEW	CA	94043-3053
1342	LEMUEL GONCALVES		3258 MAUI ST	WEST SACRAMENTO	CA	95691-5878
1343	LENNY TRUJILLO		209 BOYCE ST	SANTA ROSA	CA	95401-5479
1344	LEO JAVELONA		3950 MAHAILA AV	SAN DIEGO	CA	92122
1345	LEON ALEXANDER FELIX		4245 UNITED CT	NORTH HIGHLANDS	CA	95660-3543
1346	LEON HACKETT		8953 AUTUMWOOD DR	SACRAMENTO	CA	95826
1347	LEONARDO CASTILLA		3346 E GAGE AVE APT T	HUNTINGTON PARK	CA	90255-5527
1348	LEONARDO MACHADO		2384 AVENIDA DE GUADALUPE	SANTA CLARA	CA	95054-1406
1349	LEONCIO SILVANETO		784A 4TH AVE	SAN BRUNO	CA	94066-3621
1350	LEONEL VILLA		9962 PINYON CT	FONTANA	CA	92335-7820

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1351	LEONE’S CARRIER’S ENTERPRISE	ATTN: EDUARDO LEON	254 E PARK AVE	SAN YSIDRO	CA	92173-2607
1352	LESLIE STINSON		27377 PROMINENCE RD	SUN CITY	CA	92586
1353	LETCHER BRADLEY & DEPUGH DE	ATTN: THOMAS LETCHER	4316 HEMLOCK	CLEARLAKE	CA	94522
1354	LETICIA V CASTELLANES		698 BARTLETT AVE	HAYWARD	CA	94541
1355	LEVY FEITEIRA		12355 LINROE DR	LAKESIDE	CA	92040-5441
1356	LEWIS MORA RIVERA		4622 E KAVILAND AVE	FRESNO	CA	93725-1632
1357	LIBERTY BELL INC	ATTN: ANDRE PINHEIRO	23150 AVE SAN LUIS APT 316742	WOODLAND HILLS	CA	91364-1010
1358	LIDIA GIAQUINTO		3998 CHARLES ST	LA MESA	CA	91941-7517
1359	LILLY ANN HOEHN		10112 ASHWOOD ST APT 55	LAKESIDE	CA	92040-2155
1360	LINCOLN ALFONSO		3400 FIELDCREST AVE	FAIRFIELD	CA	94534-7976
1361	LINCOLN M AFONSO		3400 FIELDCREST AVE	FAIRFIELD	CA	94534-7976
1362	LINDA GALLUP		9708 LA CLAIR RD	WILTON	CA	95693-9653
1363	LINDA GALLUP		9708 LA CLAIR RD	WILTON	CA	95693-9653
1364	LINDA HOTZ		858 CHINQUAPIN AVE	CARLSBAD	CA	92008-4143
1365	LINO HERNANDEZ		1993 TYLER ST	SAN PABLO	CA	94806-3552
1366	LINO’S TRUCKING INC	ATTN: LINO HERNANDEZ	366 RED TAIL PL	SAN PABLO	CA	94806-5826
1367	LISA DRUMMOND		2700 APPLEWOOD DR	ONTARIO	CA	91761-0319
1368	LISA MELTON		PO BOX 756	BIGGS	CA	95917-0756
1369	LLOYD LA VONN NASH		830 MAXINE AVE	PORT HUENEME	CA	93041-2858
1370	LMS P&D CORP	ATTN: LUIS SALDANO	15403 S FRAILEY AVE	COMPTON	CA	90221-3703
1371	LNG LOGISTICS PARTNERS LLC	ATTN: LUIS GOMEZ	868 BRYCE CANYON AVE	CHULA VISTA	CA	91914-3600
1372	LOBOVINNY SERVICES INC	ATTN: VINICUS ROSA	637 AZORES CIRLCE	BAY POINT	CA	94565
1373	LOGISTIC SERVICES INC	ATTN: RENE MEDRANO	8332 TEXAS ST	DOWNEY	CA	90241-4932
1374	LOI VAN HUYNH		9368 WADDELL LN	ELK GROVE	CA	95624-5017
1375	LONNIE D ARCENEAUX		2900 REBECCA DR	FAIRFIELD	CA	94533
1376	LONNIE RAY STEWART II		11867 SAPOTA DR	LAKESIDE	CA	92040-5616
1377	LORETO GARCIA		2201 RENFREW CT	SAN JOSE	CA	95131-2627
1378	LORIVAL DOS SANTOS		3301 ARENA BLVD APT 112	SACRAMENTO	CA	95834-2530
1379	LOSA LOSA		2600 E 28TH ST	LOS ANGELES	CA	90058-1400
1380	LOUIE HOLGUIN		102 ORETSKY WAY	COTATI	CA	94931-5324
1381	LOUIS A GRANDE		595 JOHN MUIR DR APT 419	SAN FRANCISCO	CA	94132-1064
1382	LOUIS ROGERS		5920 HILTON ST	OAKLAND	CA	94605-1441
1383	LOWABE EXPRESS	ATTN: HELEN LOPEZ	PO BOX 162490	SACRAMENTO	CA	95816-2490
1384	LUCAS EDDY LA TOUF		8782 SHARP AVE	SUN VALLEY	CA	91352-1740
1385	LUCIANO P LIMA		624 BRODERICK ST APT A	SAN FRANCISCO	CA	94117-1412
1386	LUCIANO RODRIGUES DE OLIVEIR		1279 PKWY DR	EL SOBRANTE	CA	94803-1245
1387	LUIS A PULIDO		11603 DORLAND ST	WHITTIER	CA	90601-2807
1388	LUIS A RODRIGUEZ		1785 CAPITAL PARK DR	SACRAMENTO	CA	95833
1389	LUIS ANTONIO PORTILLO		6546 WOODLEY AVE	VAN NUYS	CA	91406-6425
1390	LUIS C OLIVEIRA		1107 2ND AVE APT 410	REDWOOD CITY	CA	94063-4036
1391	LUIS CHOJOLAN		2814 6TH AVE	LOS ANGELES	CA	90018-2913
1392	LUIS ENRIQUE PEREZ		6173 BROOKLYN AVE	SAN DIEGO	CA	92114-2424
1393	LUIS ENRIQUE VILLATORO		183 RUTGERS CT	VALLEJO	CA	94589-1762
1394	LUIS GOMEZ		3053 TEQUILA WAY	SAN YSIDRO	CA	92173-1226
1395	LUIS GONZALEZ		312 E LAKE AVE APT C	WATSONVILLE	CA	95076-4853

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1396	LUIS GUILLEN		15276 RANDALL AVE	FONTANA	CA	92335-4350
1397	LUIS M OCHOA		1048 W 89TH ST	LOS ANGELES	CA	90044-3306
1398	LUIS M ZEPEDA		10704 FIRMONA AVE	INGLEWOOD	CA	90304-1823
1399	LUIS MARTIN		636 JACKMAN AVE	SYLMAR	CA	91342-5432
1400	LUIS OLIVEIRA		1457 GOLDENOAK WAY	STOCKTON	CA	95209-2024
1401	LUIS ORTIZ		760 NFIFTH AVE	COVINA	CA	91724
1402	LUIS RICARDO CASTRO III		330 HILL ST	SAN YSIDRO	CA	92173
1403	LUIS RUBIO		38182 SEVILLA AVE	MURRIETA	CA	92563-6290
1404	LUIS SALDANO		15403 S FRAILEY AVE	COMPTON	CA	90221-3703
1405	LUIS SANDOVAL		134 S DR	FREEDOM	CA	95019-2739
1406	LUIS SANTIAGO		2127 N SAN ANTONIO AVE	POMONA	CA	91767-2403
1407	LUIZ ANTONIO VALENCA GOMES		25200 CARLOS BEE BLVD APT 143	HAYWARD	CA	94542-1532
1408	LUIZ OLIVEIRA		1543 PERSHING DR APT D	SAN FRANCISCO	CA	94129-1215
1409	LY CHENG		979 MARVIEW AVE	LOS ANGELES	CA	90012-1255
1410	LY XIONG		4044 63RD ST APT A	SACRAMENTO	CA	95820-3249
1411	LYNNE ROACH		3812 YOSEMITE CT N	PLEASANTON	CA	94588-4934
1412	LYUBOMIR BAEV		660 KIRKRAND RD APT 7	SUNNYVALE	CA	94087
1413	M&M DELIVERY SERVICE INC	ATTN: MARGARITO MARQUEZ	5537 LAKEWOOD BLVD	LAKEWOOD	CA	90712-1723
1414	M.H. DELIVERY LLC	MIKE ISHMAEL	67150 QUIJO RD	CATHEDRAL CITY	CA	92234
1415	MABLO MOURA		535 E DUANE AVE	SUNNYVALE	CA	94085-3742
1416	MACHSURGE LLC	ATTN: TYRONE CURTIS	5441 BARRYMORE DR	OXNARD	CA	93033-9107
1417	MACHTZPED LLC	ATTN: KEITH MACHT	1210 BRIANA CIR	OXNARD	CA	93030-6082
1418	MAGDA BOFF		341 RANCHERO WAY	TRACY	CA	95376-1943
1419	MAHER AWAD		1925 46TH AVE APT 96	CAPITOLA	CA	95010-2631
1420	MAHMOUDI KOUROSH		3705 ARTESIA BLVD APT 39	TORRANCE	CA	90504-3327
1421	MAHRUM-ABDUL KHALIK		553 OLYMPIC AVE	HAYWARD	CA	94544-6528
1422	MAKRY INC	ATTN: RYAN A MAKHANI	15483 MOORPARK ST APT 10	SHERMAN OAKS	CA	91403-1015
1423	MANDREL FRAZIER		8145 AUBERRY DR	SACRAMENTO	CA	95828-5704
1424	MANIK DUTTA		6517 GREENBACK LN #4	CITRUS HEIGHTS	CA	95621
1425	MANNY CUTCHON		2331 ELLIOTT DR	AMERICAN CANYON	CA	94503-4203
1426	MANNY CUTCHON		35 GLEN VALLEY CIR	DANVILLE	CA	94526-4966
1427	MANOLITO DEUS		975 N OXFORD AVE	LOS ANGELES	CA	90029-3203
1428	MANUAL CHRIS PESTANA		9214 CITRUS AVE APT F	FONTANA	CA	92335-5569
1429	MANUEL A SANCHEZ		3834 NORTHUMBERLAND TE	FREMONT	CA	94555
1430	MANUEL CORONADO GUERRERO		2005 WASHINGTON DR	VENTURA	CA	93003-7436
1431	MANUEL ENRIQUEZ JR.		1075 NIGHTINGALE PL	ESCONDIDO	CA	92027-1267
1432	MANUEL FIGUEROA		710 E SA YSIDRO BLVD 2292	SAN YSIDDRO	CA	92173
1433	MANUEL JIMENEZ		7609 ELSINORE AVE	BAKERSFIELD	CA	93307-5872
1434	MANUEL LOPES		98 DABNER ST	SAN LEANDRO	CA	94577
1435	MANUEL M VICTORIA		10112 LONGWORTH AV	SANTA FE SPRINGS	CA	90670
1436	MANUEL REYES		763 STEFFA ST	BAY POINT	CA	94565-6784
1437	MANUEL RIVERA		229 W QUEEN ST APT 12	INGLEWOOD	CA	90301-1794
1438	MARCELINO SCHUSTER		717 1/2 JOHNSON ST	ALBANY	CA	94706-1510
1439	MARCELLO 5TH DINIZ		20410 AMERICAN AVE	HILMAR	CA	95324-9634
1440	MARCELO BRITO DE SOUSA		1003 MIRAMONTE AV	MOUNTAIN VIEW	CA	94040

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1441	MARCELO CUNHA		5214 DIAMOND HEIGHTS BLVD	SAN FRANCISCO	CA	94131-2118
1442	MARCELO MORAES CASTELLANI		4839 KNOLLCREST DR	ANTIOCH	CA	94531-7615
1443	MARCELO N CUNHA		989 HENSLEY AV	SAN BRUNO	CA	94066
1444	MARCIO EVANDRO MEDEIROS		7087 N THORNE AVE APT 269	FRESNO	CA	93650-1058
1445	MARCIUS CARDOSO		150 CORONADO AVE APT 102	DALY CITY	CA	94015-3310
1446	MARCO A ESQUIVEL		2834 DONNER WAY	RIVERSIDE	CA	92509-1936
1447	MARCO DA SILVA AMARAL		1015 CADILLAC WA	BURLINGAME	CA	94010
1448	MARCO SALDANA		751 ASTER ST APT 157	OXNARD	CA	93036-9008
1449	MARCO SIMAS		5435 SUMMERFIELD DR	ANTIOCH	CA	94531-8521
1450	MARCONDES D BERNADES		306 PALMETTO AVE APT 19	PACIFICA	CA	94044-1386
1451	MARCONI DE MIRANDA		1591 SEQUOIA AVE	SAN BRUNO	CA	94066-2648
1452	MARCOS DA SILVA		3108 LOWELL AVE	RICHMOND	CA	94804-6006
1453	MARCOS DASILVA		7902 S LAKE DR APT B	DUBLIN	CA	94568-3333
1454	MARCOS JOSE GOMES		725 ESTANCIA WAY	SAN RAFAEL	CA	94903-3025
1455	MARCOS KOHARA		407 GATEWAY DR	PACIFICA	CA	94044
1456	MARCOS REYES FUENTES		674 PALM AVE SPC 35	IMPERIAL BEACH	CA	91932-1241
1457	MARCUS D JOHNSON		1421 BEAVER SPRING ST	LAS VEGAS	NV	89128-0594
1458	MARES TRUCKING CORP	ATTN: MARTIN ARRAZOLA	1378 NANDINA CT	CORONA	CA	92881-3699
1459	MARGARET ELIZABETH SMITH		725 S STONEMAN AVE	ALHAMBRA	CA	91801-4462
1460	MARGARITO MARQUEZ		5537 LAKEWOOD BL	LAKEWOOD	CA	90712
1461	MARIA COBIAN		5837 BUENA VISTA TER	LOS ANGELES	CA	90042-1227
1462	MARIA ELENA MARQUEZ		1015 E 76TH PL	LOS ANGELES	CA	90001-2907
1463	MARIANO E GALAN		12501 TECH RIDGE BLVD APT 1937	AUSTIN	CA	78753-1175
1464	MARICEL JARAMILLO		5859 FIREBIRD CT	CAMARILLO	CA	93012-4313
1465	MARIN MARQUEZ		1246 E 74TH ST	LOS ANGELES	CA	90001-2408
1466	MARIO BRAGA		5430 BEAUFORD CT	ANTELOPE	CA	95843-4655
1467	MARIO CASTRO		6646 WYNNE AVE	RESEDA	CA	91335-5523
1468	MARIO DEL RIO		650 TAMARACK AVE APT 4811	BREA	CA	92821-3257
1469	MARIO EBREO		2585 E TRIMBLE RD	SAN JOSE	CA	95132-1052
1470	MARIO GUILLEN		1632 AUGUSTA BEND DR	HUTTO	TX	78634-5387
1471	MARIO MARISCAL		1570 RESPONSE RD	SACRAMENTO	CA	95815
1472	MARIO MAURICIO RUIZ		530 HOBSON WAY APT 32	OXNARD	CA	93030-6455
1473	MARIO NAVARRO SANCHEZ		456 E CHANNEL ISLANDS BLVD	OXNARD	CA	93033-4505
1474	MARIO RIOS REYES		42251 42ND ST W	LANCASTER	CA	93536-3434
1475	MARIO SANCHEZ		1408 MEADOWLARK DR	FAIRFIELD	CA	94533-2731
1476	MARIO’S AAA DELIVERY INC	ATTN: MARIO DEL RIO	650 TAMARACK AVE APT 4811	BREA	CA	92821-3257
1477	MARJORIE PONTAROLO		10332 PRINCESS JOANN RD	SANTEE	CA	92071-1298
1478	MARK A LOVE		7000 BONNACREST DR	HERMITAGE	TN	37076-1104
1479	MARK A PETTIGREW	DBA: MAP TRANSPORTATION INC	1926 W ANDREWS AVE	FRESNO	CA	93705-3232
1480	MARK ALLAN TWEEDY		20173 VERNITA DR	REDDING	CA	96003-9101
1481	MARK BEVIS		2800 S PALM CANYON DR	PALM SPRINGS	CA	92264
1482	MARK BOYETT		1337 CORTE LIRA	SAN MARCOS	CA	92069-7336
1483	MARK D MORGADO		3583 SPRINGBROOK AVE	SAN JOSE	CA	95148-3130
1484	MARK ELLIOTT HARRIS		1816 VERBENA DR	BAKERSFIELD	CA	93304-6984
1485	MARK EVANS HAMMOND		2424 COCHRAN RD APT 7	LODI	CA	95242-3657

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1486	MARK GALLAGHER		3264 SAN PIPER WAY	MARINA	CA	93933
1487	MARK GRAVES		1427 MATHIAS PL	ROHNERT PARK	CA	94928-8101
1488	MARK HAYES		2352 FEATHER RIVER RD	CHULA VISTA	CA	91915-2189
1489	MARK L QUINN		5416 LEADER AVE	SACRAMENTO	CA	95841-2312
1490	MARK L WRIGHT INC	ATTN: MARK WRIGHT	50 AUSTIN AVE APT 925	HAYWARD	CA	94544-8511
1491	MARK LORENGER		176 WILLOW CREEK DR	FOLSOM	CA	95630-4805
1492	MARK PATTON		826 8TH ST	FORTUNA	CA	95540-1911
1493	MARK ROBERT OLIVER		6133 RICH HILL DR	ORANGEVALE	CA	95662-4764
1494	MARK RUIZ		258 DAIRYLAND RD	BUELLTON	CA	93427-9306
1495	MARK S KELLY		4768 MINTWOOD DR	CONCORD	CA	94521-2151
1496	MARK S KELLY		5184 SUTHERLAND DR	CONCORD	CA	94521-3146
1497	MARK SCHWARTZ		14410 DICKENS ST	SHERMAN OAKS	CA	91423
1498	MARK WAYNE JACKSON		7059 WILSHIRE CIR	SACRAMENTO	CA	95822-4241
1499	MARK WILLIAM LOURIM		8535 WHITBY CT	SACRAMENTO	CA	95828-5472
1500	MARK WRIGHT		50 AUSTIN AVE APT 925	HAYWARD	CA	94544-8511
1501	MARLIN J SCHROCK III		100 TOWER DR	KYLE	TX	78640-6053
1502	MARLON F PAMPLONA		2038 MOSS OAK WA	STOCKTON	CA	95205
1503	MARLUCIO DA SILVEIRA		890 CAMPUS DR	DALY CITY	CA	94015
1504	MARLUCIO GONCALVES DASILVEI		33554 ABBEY RD	TEMECULA	CA	92592-5633
1505	MARNE HOGUE		1180 MALVASIA CT	TEMPLETON	CA	93465
1506	MARQUES SMITH		1465 JADE CT	CHULA VISTA	CA	91911-5329
1507	MARTIN A MURILLO		438 FILBERT ST	EL CAJON	CA	92020-4612
1508	MARTIN ARRAZOLA		8129 PRISCILLA ST	DOWNEY	CA	90242-4334
1509	MARTIN CORONEL		1593 EVANS AVE	POMONA	CA	91766-5374
1510	MARTIN KELLY		5184 SUTHERLAND DR	CONCORD	CA	94521-3146
1511	MARTIN VEGA		7125 ETHEL AVE APT 12	NORTH HOLLYWOOD	CA	91605-4748
1512	MARTINEZ CESAR BARRANCO		10415 SAN ANTONIO AVE	SOUTH GATE	CA	90280-6517
1513	MARTINEZ EXPRESS INC	ATTN: GONZALO MARTINEZ	2448 SANTAN ANA ST	HUNTINGTON PARK	CA	90255
1514	MARTINEZ EXPRESS INC	ATTN: GONZLAO MARTINEZ	7017 MOUNTAIN VIEW AVE APT A	HUNTINGTON PARK	CA	90255-5124
1515	MARTY EDWARD SMITH		772 SHAFFER ST	CORONA	CA	92879-0807
1516	MARTY HAASE		10 CASEY CT	SACRAMENTO	CA	95838-2132
1517	MARTY LEE - 4TH VAN BOLTER		2052 ANGELICO CIR	STOCKTON	CA	95207-7869
1518	MARYCHRIS DAVIS		851 WOODLAND AVE	SAN LEANDRO	CA	94577-3759
1519	MASIS MANUKIAN		1053 LINDEN #6	GLENDALE	CA	91204
1520	MATHEWS EXPRESS INC	ATTN: VANDALIVIA FARIAS	1852 W 11TH ST STE 313	TRACY	CA	95376-3736
1521	MATTHEW JAMES HANKS		2517 HINDS PL	SANTA MARIA	CA	93455-7430
1522	MATTHEW LODGE		120 MIDDLE RINCON RD	SANTA ROSA	CA	95409
1523	MATTHEW MARTIN WATSON		10273 E LIME KILN RD	GRASS VALLEY	CA	95949-8103
1524	MATTHEW SPRINGER		608 ALICANTE DR	LODI	CA	95240-5607
1525	MATTHEW W APALATEGUI		503 PLAYA BLANCA CT	SANTA MARIA	CA	93455-1747
1526	MAURICE AUFFORTH		1731 JUNIPER LN	WASCO	CA	93280-2548
1527	MAURICIO MOLINA		11669 MISSISSIPPI AVE	LOS ANGELES	CA	90025-5333
1528	MAURICIO PELOIA		100 ESPLANADE AV	PACIFICA	CA	94044
1529	MAX & US INC	ATTN: MANUEL PAREDES	11251 SIERRA AVE STE 2F # 310	FONTANA	CA	92337-7599
1530	MAX DEOLIVIERA		4336 PINE CREEK CIR	FAIRFIELD	CA	94534-6644

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1531	MAX FUENTES		4318 E 60TH ST	HUNTINGTON PARK	CA	90255-3408
1532	MAX ORTIZ		3065 TOGNINALI LN	STOCKTON	CA	95206-6028
1533	MAX TEIXIERA DE BARROS		390 ALLEN DR	SAN BRUNO	CA	94066-1656
1534	MAYNOR USEDABERMUDEZ		1471 CALLE CONTESA	VICTORVILLE	CA	92392
1535	MAYRA FUENTES-EDGAR		110 MILLER CT	ROSEVILLE	CA	95661-7965
1536	MEGUMI INC	ATTN: FRED MAYEDA	1241 ESCALON DR	OXNARD	CA	93035-2731
1537	MEHRDAD SARKESHIK		3316 CASABLANCA TER	DANVILLE	CA	94506
1538	MELCHOR MACAGBA		235 E PROSPECT AVE	VISALIA	CA	93291-3073
1539	MELQUISEDEQUE CANEIRO		1655 GALINDO ST APT 1301	CONCORD	CA	94520-2476
1540	MERRILL GERONIMO HAMOY		10510 PARKDALE AVE	SAN DIEGO	CA	92126-3021
1541	MH & MH DELIVERY LLC	ATTN: MICHAEL BERNARD HARTWELL	467 CALLE EL SEGUNDO	PALM SPRINGS	CA	92262
1542	MICHAEL A GARCIA		39545 CORBETT CANYON CIR	MURRIETA	CA	92563-4831
1543	MICHAEL ALAN DENTON		265 BECKWITH RD 23 A	SANTA PAULA	CA	93060
1544	MICHAEL ALEXANDER OLIVARES		2837 S FAIRVIEW ST	SANTA ANA	CA	92704
1545	MICHAEL BELTRAN		2254 BOULDER CREEK ST	CHULA VISTA	CA	91915-2155
1546	MICHAEL BROWNE		1117 HAMPSHIRE LN	SANTA MARIA	CA	93455
1547	MICHAEL BURDSALL		2109 S EDGEWATER	MESA	AZ	85209
1548	MICHAEL CAMARILLO		1452 MONITOR AVE	SUISUN CITY	CA	94588
1549	MICHAEL CUSHMAN		2624 KNOLLS DR	SANTA ROSA	CA	95405-8302
1550	MICHAEL D GARVIN		5201 ALDERBERRY WAY	SACRAMENTO	CA	95835-1378
1551	MICHAEL D JOHNSON	DBA: MAC HOME DELIVER	1368 LODGEPOLE DR	HEMET	CA	92545
1552	MICHAEL DAVID TUTTLE		375 LOPEZ LN	TRACY	CA	95376-5239
1553	MICHAEL DEAGUERO		5424 PINEHURST GROVE ST	NORTH LAS VEGAS	CA	89081-4048
1554	MICHAEL FRIEDMAN		3896 PASEO GRANDE	MORAGA	CA	94556
1555	MICHAEL GARCIA		9765 MEDINA DR	SANTEE	CA	92071-2033
1556	MICHAEL HALLIDAY		1531 SANDY WA	ANTIOCH	CA	94509
1557	MICHAEL HOSKING		22860 COMPASS DR	CANYON LAKE	CA	92587-6903
1558	MICHAEL I FAER		54565 AVENIDA DIAZ	LA QUINTA	CA	92253-3736
1559	MICHAEL J WEATHERS		436 SKYLARK ST	WINDSOR	CA	95492-8783
1560	MICHAEL JENKINS		44219 TAHOE WAY	LANCASTER	CA	93536-7563
1561	MICHAEL JEROME WILLIAMS		4817 W 118TH PL APT 5	HAWTHORNE	CA	90250-0100
1562	MICHAEL JOHAI		3033 MARINA DR	MARINA	CA	93933-2905
1563	MICHAEL JOHNSON		227 E FOUNTAIN WAY	FRESNO	CA	93704-4546
1564	MICHAEL K MEISNER		877 ROYAL GREEN AVE	SACRAMENTO	CA	95831-1518
1565	MICHAEL KRISTIAN GRIDER		161 PALM COURT DR	SANTA MARIA	CA	93454-6643
1566	MICHAEL LANIER		1332 GARGOTTO CT	MODESTO	CA	95355-3643
1567	MICHAEL LEE BROOKS		6315 N TEILMAN AVE	FRESNO	CA	93711-1910
1568	MICHAEL LINDHOLM		5444 W LOS ALTOS AVE	FRESNO	CA	93722-3608
1569	MICHAEL NEWTON		3416 BOUNDARY ST	SAN DIEGO	CA	92104-4331
1570	MICHAEL PERKINSON		5472 W DONNER AVE	FRESNO	CA	93722-3739
1571	MICHAEL PURDY		825 IRIS AVE	SUNNYVALE	CA	94086-8166
1572	MICHAEL QUACKENBUSH		2511 LANSBURY DR	WATERFORD	MI	48329
1573	MICHAEL R DEBERNARDI		101 BREAKWATER WAY	VACAVILLE	CA	95688-0104
1574	MICHAEL RAMOS		6315 BAYOU CREST DR	HOUSTON	TX	77088
1575	MICHAEL RAY DOSS		953 70TH AVE	OAKLAND	CA	94621-3309

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1576	MICHAEL ROBERT HAMMOND		1342 MAUNA LOA RD	TUSTIN	CA	92780-3828
1577	MICHAEL S HADLEY		6612 LA HABRA AVE	YUCCA VALLEY	CA	92284-5847
1578	MICHAEL SAINTEN		15161 JENELL ST	POWAY	CA	92064-2615
1579	MICHAEL STABEN		2144 VISTA ELEGANTE	SANTA MARIA	CA	93455-1344
1580	MICHAEL T LEWIS		3024 EDDY ST	MARINA	CA	93933-4005
1581	MICHAEL VAN WORKMAN		2081 SYLVAN WAY # 607DRIVE	LODI	CA	95242-4441
1582	MICHAEL VANCIL		36706 LONGBRANCH AVE	MURRIETA	CA	92563-7007
1583	MICHAEL WARD		1455 E BACH ST	CARSON	CA	90745-2415
1584	MICHAEL YOUNG		108 SAINT ANDREWS PL	NEWTOWN	PA	18940-1332
1585	MICHELLE THERESE NAGAI		3671 VAL VERDE RD	LOOMIS	CA	95650-9602
1586	MICHLAWEN SERVICES	ATTN: MICHAEL BERG	6082 CANDLE LIGHT LN	YORBA LINDA	CA	92886-5201
1587	MIGUEL ALPUCHE		44316 GALICIA DR	HEMET	CA	92544-9150
1588	MIGUEL CABRERA JR		593 W SAN JOSE AVE APT D	FRESNO	CA	93704-2324
1589	MIGUEL LOZANO		424 S LILAC LN	ORANGE	CA	92868-4141
1590	MIGUEL MORALES		1266 LEIGH AVE APT 1	SAN JOSE	CA	95126-4306
1591	MIGUEL PONCE		12755 ORGREN AVE	CHINO	CA	91710-3119
1592	MIGUEL RAMOS		1274 N VIRGIL AVE	LOS ANGELES	CA	90029-2018
1593	MIGUEL SANDOVAL		724 ROCK ROSE WA	SAN PABLO	CA	94806
1594	MIGUEL SOLANO		16984 RORIMER ST	LA PUENTE	CA	91744-4941
1595	MIKE ANTHONY SMITH		13801 E 33 RD PL	AUROROA	CA	80011
1596	MIKE BUSHEY		9036 AMADOR VALLEY CT	SACRAMENTO	CA	95829-1412
1597	MIKE MCGRAW		4439 N PROSPECT AVE	FRESNO	CA	93722-4136
1598	MIKE SMITH		227 NAVONE ST	VALLEJO	CA	94591-8215
1599	MIKE WILSON		68 PLUMAS WAY	SALINAS	CA	93906-3050
1600	MIKE WORKMAN		2310 PORTSMOUTH DR	LODI	CA	95242
1601	MILAN REYNALDO		1246 MEDLEY DR	SAN JOSE	CA	95121-2539
1602	MILES GALLOB		7431 LA JOLLA BL	LA JOLLA	CA	92037
1603	MILLIE ARIZMENDI		12610 RENVILLE ST	LAKEWOOD	CA	90715-1924
1604	MINH PHAM		32108 ALVARADO BLVD # 196	UNION CITY	CA	94587-4000
1605	MINILIK AMARE		257 VERNON ST APT 210	OAKLAND	CA	94610-4157
1606	MISAEL SANTANA		331 SHORT ST	BISHOP	CA	93514-3507
1607	MITCH JAMES		3561 WASATCH DR	REDDING	CA	96001-2979
1608	MITCHELL JR		2938 MOSS CREEK CIR	STOCKTON	CA	95219
1609	MITCHELL W KLOTH		2045 W EL CAMINO AV	SACRAMENTO	CA	95833
1610	MK TRANSPORTATION LLC	ATTN: BERNIE PERRYMAN SALINAS	1344 PASEO PLACITA	SAN DIMAS	CA	91773-4137
1611	MKJ TRANSPORT LLC	ATTN: KEITH CASTRUITA	6326 ARABELLA ST	LAKEWOOD	CA	90713-1244
1612	MOLS BROTHER EXPRESS	ATTN: CHUCK MOL	1414 JAKE CREEK DR	PATTERSON	CA	95363-8759
1613	MONCADA TRANSPORTATION LLC	ATTN: OSCAR MONCADA	6002 CERRITOS AVE	LONG BEACH	CA	90805-3052
1614	MONTE WALDEN		4234 N CARRUTH AVE	FRESNO	CA	93705-1550
1615	MORQUES SMITH		1465 JADE CT	CHULA VISTA	CA	91911-5329
1616	MOSES PEREZ		22500 WOODROE AVE	HAYWARD	CA	94541-3411
1617	MPPC INC	ATTN: RAUL GARCIA JR	215 SANTA ROSA CT	LAGUNA BEACH	CA	92651-4426
1618	MR J DELIVERY SERVICE	ATTN: MICHAEL JEFFERY ROGERS	42153 PARKMONT DR	LANCASTER	CA	93536-7305
1619	MRGN LLC	ATTN: MARK PATTON	826 8TH ST	FORTUNA	CA	95540-1911
1620	MRJ DELIVERY SERVICE	ATTN: MICHAEL JEFFERY ROGERS	43344 16TH W #24	LANCASTER	CA	93536

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1621	MSDS LLC	ATTN: MARTY EDWARD SMITH	772 SHAFFER ST	CORONA	CA	92879-0807
1622	MTM PARCELS INC	ATTN: MELISSA NICHOLE TODD	266 RESERVATION RD STE F	MARINA	CA	93933-3181
1623	MUHAMMAD MASOOD		1305 DONNELLY CIR APT B	WOODLAND	CA	95776-3318
1624	MUSTAFA ISSA		2085 RAPALLO WAY	BAY POINT	CA	94565-6752
1625	MUSTAFA KARSSLI		901 CORCORAN AVE	SANTA CRUZ	CA	95062-4266
1626	MUWAKKIL ENTERPRISES INC	ATTN: TALIB MADYUN	6813 FLAMINGO WAY	SACRAMENTO	CA	95828-3214
1627	MWA HD 2 4	ATTN: J BARTON MOORE	13179 FERNIE WAY	REDDING	CA	96003-8113
1628	MYLES AARON FERREIRA		PO BOX 1730	CERES	CA	95307-8230
1629	NAFATALI APE		4878 SNELL AV	SAN JOSE	CA	95136
1630	NARINDER DHALIWAL		1575 N DOWER AV	FRESNO	CA	93723
1631	NAROS KIM		8585 LYNX RD	SAN DIEGO	CA	92126-1826
1632	NATHAN DE NAPOLI		6588 REEFTON AVE	CYPRESS	CA	90630-5733
1633	NAUSHAD ALI		5640 GEARNY DR	SACRAMENTO	CA	95823-5104
1634	NAVBAR DISTRIBUTING INC	ATTN: VICTOR BARRAZA	4092 VISIONS DR	FULLERTON	CA	92833-6578
1635	NAVNEET KUMAR		4645 LA CRESCENT LOOP	SAN JOSE	CA	95136-2686
1636	NAZARENO VIEIRA		35 BROSNAN ST APT 1	SAN FRANCISCO	CA	94103-2328
1637	NEAL FRYBARGER		28074 THORUP LN	HAYWARD	CA	94542-2439
1638	NEDZAD MULAHUSEJNOVIC		1235 BROCKTON AVE APT 106	LOS ANGELES	CA	90025-1344
1639	NEDZAD ZAGOVIC		517 LASWELL AVE	SAN JOSE	CA	95128-2236
1640	NEIDIMAR G SANTOS		130 ELDORADO CT	SAN BRUNO	CA	94066-3712
1641	NEJDIK TOROSSIAN		4910 LAUDERDALE AVE	LA CRESCENTA	CA	91214-1032
1642	NELLIE VENZOR		8052 SAN HILARIO CIR	BUENA PARK	CA	90620-2945
1643	NELS R JOSLIN		8747 INISHEER WAY	SACRAMENTO	CA	95828-6125
1644	NELSON BORGES SOARES		1251 TRACY CIR	VALLEJO	CA	94591-8585
1645	NELSON DAVID LOPEZ		25599 ESTELLAS LN	MORENO VALLEY	CA	92551
1646	NELSON PRIMO		3882 RADBURN DR	SOUTH SAN FRANCISCO	CA	94080-4033
1647	NESTOR ALVAREZ		38623 DEDHAM CT	PALMDALE	CA	93552-2404
1648	NH DELIVERY INC	ATTN: NORMAN JOSE HERCULES	1587 W 45TH ST	LOS ANGELES	CA	90062-2045
1649	NICHOLAS COY GUYER		525 PLUMAS AVE	OROVILLE	CA	95965-3220
1650	NICHOLAS EARLY		939A SAN RAFAEL AVE	MOUNTAIN VIEW	CA	94303
1651	NICHOLAS J WANTA		576 E DESERT HOLLY CIR	PALM SPRINGS	CA	92262-2241
1652	NICHOLAS JAMES EUSTACE		8542 ORGANDY LN	SANTEE	CA	92071-3414
1653	NICHOLAS LUCATUORTO JR		633 MISSOURI ST APT 17	SAN DIEGO	CA	92109-2453
1654	NICK COMERESKI		PO BOX 1249	HIGHLAND	CA	92346-1249
1655	NICK FISHER		9392 PIER DR	HUNTINGTON BEACH	CA	92646
1656	NICK JOSEPH DALFIO JR		10946 AVENIDA ROBERTA	SPRING VALLEY	CA	91978-1245
1657	NICK QUILICI		1577 BRUSH CREEK RD	SANTA ROSA	CA	95404-2034
1658	NIKNJIM LLC	ATTN: JAMES R RAUNSBAK	1929 DUNNIGAN ST	CAMARILLO	CA	93010-3244
1659	NIKOLAY IVANOV KRASTEV		PO BOX 6782	CONCORD	CA	94524-1782
1660	NOAH KEEFE		942 NACION AVE	CHULA VISTA	CA	91911-2444
1661	NOEL D COLLINS III		14834 MAGALIA DR	MAGALIA	CA	95954-9325
1662	NOEL GABRINTINA		3541 VALLEY RD APT 7	BONITA		91902
1663	NORIN NUTH		2046 NORTHFIELD DR	SANTA ROSA	CA	95403-2066
1664	OBED DAVID EVIS		2344 COMMERCE WAY	COMMERCE	CA	90040-1408
1665	OCTAVIO DE SANTIAGO		1546 OLEANDER AVE	CHULA VISTA	CA	91911-5644

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1666	OCTAVIO MARTINEZ		12629 RALSTON AVE # 103	SYLMAR	CA	91342-4662
1667	OCTAVIO MONTERO	DBA OCTAVIO MONTERO	1455 HAZEL ST	GRIDLEY	CA	95948-2411
1668	OCTAVIO RIVERA		14664 ROSCOE BLVD H 52	PANORAMA CITY	CA	91402
1669	OLEG POLISSKY		45840 EVELYN CT	LANCASTER	CA	93534
1670	OLEGARIO JOSE ANTUNES NEVES		47 DARCY AVE	SAN MATEO	CA	94403-4525
1671	OLIVARES TRUCKING INC	ATTN: MICHAEL OLIVARES	2837 S FAIRVIEW ST	SANTA ANA	CA	92704-7728
1672	OMERCKS PERURA FIDELIS		139 CRESTWOOD DR APT 15	DALY CITY	CA	94015-3241
1673	ON L HARKINS		1594 J T EISLEY DR	CORONA	CA	92881
1674	ONTIME DELIVERY CORP	ATTN: PEDRO ANDRES	201 ROBINSON STREER	LOS ANGELES	CA	90026
1675	OSCAR ANTONIO CERNA		285 MOSS ST UNIT 83	CHULA VISTA	CA	91911-2123
1676	OSCAR ARDON		15145 CASTANA AV	PARAMOUNT	CA	90723
1677	OSCAR B FLORES		1422 MOUNT WHITNEY WAY	SANTA MARIA	CA	93454-2643
1678	OSCAR CARRANZA		1127 W DIAMOND ST	ANAHEIM	CA	92801
1679	OSCAR DELIVERY INC	ATTN: OSCAR SOTO	786 E PHILLIPS BLVD	POMONA	CA	91766-4551
1680	OSCAR ENCISO JR		41513 JACARANDA ST	PALMDALE	CA	93551-2886
1681	OSCAR F ALFARO		6269 AGRA ST	BELL GARDENS	CA	90201-1715
1682	OSCAR GARCIA		20925 GRESHAM ST APT C	CANOGA PARK	CA	91304-1856
1683	OSCAR L LOPEZ		12488 MAMMOTH DR	VICTORVILLE	CA	92392-6211
1684	OSCAR MONCADA		6002 CERRITOS AVE	LONG BEACH	CA	90805-3052
1685	OSCAR SOTO		786 E PHILLIPS BLVD	POMONA	CA	91766-4551
1686	OSCAR VAN BAEZA		3840 MIRAGE WAY	PALMDALE	CA	93551-2669
1687	OSCAR ZARATE		2200 S STEWART AV	LOMBARD	IL	60148
1688	OSKOUI SAEED		729 N WHITE RD	SAN JOSE	CA	95127-1023
1689	OSMAR TAVARES CANTO JR		1079 MOHR LN APT 23	CONCORD	CA	94518-4038
1690	OSWALDO CORREIA BARBOSA		5435 SUMMERFIELD DR	ANTIOCH	CA	94531-8521
1691	P S BAPTISTA INC	ATTN: PAULO SERGIO BAPTISTA	1042 SAINT RAPHAEL DR	BAY POINT	CA	94565-6756
1692	P&G COMPANY	ATTN: PETER DANIEL PALUMBO II	5179 BUSHNELL AVE	RIVERSIDE	CA	92505-1486
1693	PABLO ATIENZA BALDONADO JR		3031 TICE CREEK WAY	SACRAMENTO	CA	95833-4434
1694	PABLO GONZALEZ		583 JACKSON AVE	SHAFTER	CA	93263-2101
1695	PABLO PRECIADO GARCIA		2551 PLEASANT COLONY ST	PERRIS	CA	95271
1696	PABLO ZAMORA		14360 WHIPPOORWILL VIS	CHOCTAW	CA	73020-7014
1697	PAC DELIVERY SERVICE INC	ATTN: CHARLES PETERS	9921 CARMEL MOUNTAIN RD # 241	SAN DIEGO	CA	92129-2813
1698	PACKAGE DELIVERY EXPRESS	ATTN: FLUVIO VINICIO MARIN	1204 CINNABAR WAY	VACAVILLE	CA	95687-7836
1699	PANATIA CHIN		1427 REDONDO AVE	LONG BEACH	CA	90804-2826
1700	PAPO INC		7630 3RD ST	DOWNEY	CA	90241-3216
1701	PARDU SHIPPING LLC	ATTN: GREGORY AUSTIN KLENTZ	7030 GARDENVINE AVE	CITRUS HEIGHTS	CA	95621-1955
1702	PATRICIO D SALINAS		191 HARDEN PARK WAY APT B	SALINAS	CA	93906
1703	PATRICK DUGAN		375 ARCHER PL	DIXON	CA	95620-3629
1704	PATRICK FERREIRA BARBOSA		396 PINE HILL RD APT 16	MILL VALLEY	CA	94941-3851
1705	PATRICK FERRO		3177 LOS ROBLES RD	THOUSAND OAKS	CA	91362-3327
1706	PATRICK MCKEE		PO BOX 902562	PALMDALE	CA	93590-2562
1707	PATRICK QUINN		512 GRANT CT	BENICIA	CA	94510-1323
1708	PATRICK SOCH		12322 MANLEY ST	GARDEN GROVE	CA	92845-1940
1709	PATRICK VANLANDINGHAM		4256 BAYLOR WA	LIVERMORE	CA	94550
1710	PATRICK VARTAN		638 W CALIFORNIA AVE APT 9	GLENDALE	CA	91203-2834

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1711	PAUL BARRAZA		9834 RUFUS AVE	WHITTIER	CA	90605-3106
1712	PAUL D JOSEPH		740 SHAMROCK LN	PISMO BEACH	CA	93449-3240
1713	PAUL EDDIE MURPHY JR.		735 N SHIRLEY DR	ORANGE	CA	92867-7119
1714	PAUL EMATA		15353 WEDDINGTON ST APT C311	SHERMAN OAKS	CA	91411-3836
1715	PAUL INFANTINO		108 HORN CT	FOLSOM	CA	95630-2089
1716	PAUL KLIMENKO		10531 WESTERN AVE APT F	DOWNEY	CA	90241-2449
1717	PAUL L HOSFIELD		1188 CORAL ST	EL CAJON	CA	92021-6301
1718	PAUL MANUEL GONZALEZ		4363 W BROWN AVE	FRESNO	CA	93722-5171
1719	PAUL MICHAEL SPIEGEL		1612 CONDOR CT	ROSEVILLE	CA	95661-4839
1720	PAUL NESTLERODE		37129 VISTA BONITA	PALMDALE	CA	93550-6675
1721	PAUL R SILVA		6465 W LN APT 256	STOCKTON	CA	95210-3336
1722	PAUL WELCH		6314 N DEL MAR AVE	FRESNO	CA	93704-1525
1723	PAULO BUSETTO		530 SHANNON WAY APT 4210	REDWOOD CITY	CA	94065-1714
1724	PAULO CESAR ALVES FRANCO		31 JEFFERSON AVE	SAN RAFAEL	CA	94903-4103
1725	PAULO DEPAIVA		134 MARINA LAKE DR	RICHMOND	CA	94806
1726	PAULO DOS SANTOS		601 ALMARIDA DR APT 7	CAMPBELL	CA	95008-0236
1727	PAULO LOPES		989 HENSLEY AV	SAN BRUNO	CA	94066
1728	PAVITAR CLAIRE		10015 WENTWORTH CT	BAKERSFIELD	CA	93311-2781
1729	PD ON TIME TRANSPORTATION IN	LUIS HERNANDEZ	8410 FISKE DR	CORONA	CA	92881
1730	PEDRO A RODRIGUEZ		12942 WEIDNER ST	PACOIMA	CA	91331-1143
1731	PEDRO CINTRON		2044 N PALM AVE	RIALTO	CA	92371
1732	PEDRO SILVA		24881 ALDERBERRY PL	HAYWARD	CA	94544
1733	PEDRO YAN RODRIGUEZ		1619 GLENOAKS BLVD	SAN FERNANDO	CA	91340-1616
1734	PEERAPONG CHUENSUMRAN		11076 SHARP AVE UNIT D	MISSION HILLS	CA	91345-1747
1735	PEGASUS CORPORATION	ATTN: FLORENCIO J ORENDAIN III	1385 GOLD SHADOW LN	CHINO HILLS	CA	91709-6226
1736	PERCIVAL E DAVIS		2520 W 78TH ST	INGLEWOOD	CA	90305-1122
1737	PERRY ALLEN		173 COTTONWOOD DR	CALIMESA	CA	92320
1738	PETE CARRASCO		6413 FEICITER WAY	CITRUS HEIGHTS	CA	95610
1739	PETE GIRON		851 COUNTRY CLUB DR	CHULA VISTA	CA	91911-1454
1740	PETER A CASTILLO		1190 RALSTON AV	BELMONT	CA	94002
1741	PETER ALLEN		1202 THERESA WAY	YUBA CITY	CA	95993-7625
1742	PETER OURN		17035 3/4 CLARK AVE	BELLFLOWER	CA	90706-5721
1743	PETER P OURN		3861 CHERRY AVE	LONG BEACH	CA	90807-4322
1744	PETER RASKOWSKY		134 CALDWELL ST	CLOVERDALE	CA	95425-3914
1745	PETER THEOFAROPOULOS		4251 HOLLAND DR	PLEASANTON	CA	94588-4420
1746	PETER TRAN		8256 SCOTTSDALE DR	SACRAMENTO	CA	95828
1747	PHENG TAING		3111 N BELLFLOWER BLVD	LONG BEACH	CA	90808-3602
1748	PHIL 2ND VAN BENNER		6716 MANILA AVE	FAIR OAKS	CA	95628-3230
1749	PHILLIP NORADIAN		105 N WATHEN AVE	SANGER	CA	93657-2178
1750	PHILLIP THOMPSON		6925 WINLOCK AV	CITRUS HEIGHTS	CA	95621
1751	PHIN RATH		1330 E 8TH ST	LONG BEACH	CA	90813-4919
1752	PICH MUOY MA		6609 MONTAGNA DR	BAKERSFIELD	CA	93306-7658
1753	PIMIENTILLO EXPRESS INC	ATTN: OSCAR ARDON	PO BOX 1332	PARAMOUNT	CA	90723-1332
1754	PIOQUINTO CARBAJAL		4433 E 60TH ST	MAYWOOD	CA	90270-3102
1755	PLACIDO OCHOA		6446 CALLE PAVANA	SAN DIEGO	CA	92139

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1756	PLINIO SANTOS		3131 HOESTEAD RD APT 5T	SANTA CLARA	CA	95051
1757	PRECISION COURIER SERV INC	ATTN: EDINIZ CAMARGO	401 SAN ANSELMO AVE S #13	SAN BRUNO	CA	94066
1758	PRISCILLA SEABRA		3301 ARENA BLVD APT 3	SACRAMENTO	CA	95834-2519
1759	PS BAPTISTA INC 2ND	ATTN PAULO SERGIO	1042 SAINT RAPHAEL DR	BAY POINT	CA	94565-6756
1760	QUINO GONZALEZ		346 WHITEROCK DR	YUBA CITY	CA	95991-8244
1761	R & R DELIVERY SERVICES LLC	ATTN: RODNEY FLINN	6820 MEADOWLARK LN	CHINO	CA	91710-6268
1762	R & R DISTRIBUTION CORP	ATTN: FELICIA ROMERO	19952 CANYON DR	YORBA LINDA	CA	92886-6004
1763	R & R GROUND INC	ATTN: OSCAR L. LOPEZ	12488 MAMMOTH DR	VICTORVILLE	CA	92392-6211
1764	R&H DELIVERY INC	ATTN: RAY FRY	10590 EVERGREEN DR	RANCHO CUCAMONGA	CA	91701-6307
1765	R&R GROUND INC	ATTN: OSCAR LOPEZ	12488 MAMMOTH DR	VICTORVILLE	CA	92392-6211
1766	RACHEAL ELAINE ALLEN		631 BAYVIEW DR	APTOS	CA	95003-5303
1767	RADOSLAV VALDIMIROV DONKOV		1044 HAMAN WAY	ROSEVILLE	CA	95678-7509
1768	RAFAEL AMARO		31430 CALLE JESSICA	THOUSAND PALMS	CA	82276
1769	RAFAEL BANUELOS		4840 W 98TH ST	INGLEWOOD	CA	90301-3604
1770	RAFAEL BLANCIA		PO BOX 14	PINOLE	CA	94564-0014
1771	RAFAEL CRUZ		730 HAWKESTONE CT	BRENTWOOD	CA	94513-5608
1772	RAFAEL LOPEZ		2301 2ND AVE	SACRAMENTO	CA	95818-3228
1773	RAFAEL MENDONCA NASCIMENTO		317 N FREMONT ST	SAN MATEO	CA	94401-1831
1774	RAFAEL NUNEZ		12400 EUCALYPTUS AVE APT 6	HAWTHORNE	CA	90250-4279
1775	RAFAEL RICARDO VELA		11520 OAK KNOLL CT	FONTANA	CA	92337-0138
1776	RAFAEL ROA		15132 TEAKWOOD ST	LAKE ELSINORE	CA	92530-7331
1777	RAFAEL RODRIGUEZ		1205 CAOBA WAY	SALINAS	CA	93905-1206
1778	RAFAEL ROLA		2308 JASMIN AVE	MODESTO	CA	95350-3308
1779	RAHMATULLAH SAID		27412 TAMPA AVE APT 103	HAYWARD	CA	94544-4466
1780	RAJINDER S SURI		12203 RIVES AVE	DOWNEY	CA	90242-3423
1781	RAJNESH SHARMA		18350 VIA ARRIBA	SAN LORENZO	CA	94580
1782	RAMAH RABAH		7336 GREENHAVEN DR	SACRAMENTO	CA	95831
1783	RAMAN SAMI MUDALIAR		2983 ROSEMONT DR	SACRAMENTO	CA	95826-4636
1784	RAMESH KUMAR MALK		500 LANDFAIR AVE	LOS ANGELES	CA	90024-2104
1785	RAMEX DELIVERY	ATTN: RAMAN RABAH	6548 WYNDHAM DRIVEAPT 23	SACRAMENTO	CA	95823
1786	RAMIRO FABIAN MORENO		1172 GREENBROOK DR	DANVILLE	CA	94526-4340
1787	RAMON GUEVARA FUENTES		37659 SCOMAR ST	PALMDALE	CA	93550
1788	RAMON LEANO		826 HARRIS AVE	SAN DIEGO	CA	92154-1325
1789	RAMON SALVADOR CALDERON		18465 S JASMINE CT	IOMA LINDA	CA	92354
1790	RAMON UMALI		1804 DESTINY BLVD UNIT 107	KISSIMMEE	FL	34741-6819
1791	RANCHO MIRAMAR INC	ATTN: SEGISMUNDO JACQUEZ	1190 CALLE TESORO	CHULA VISTA	AZ	91915-1257
1792	RANDY WARREN SMITH		11705 OLD EUREKA WAY	GOLD RIVER	CA	95670-8136
1793	RAOUL GARCIA CEBALLOS		2105 LONDON CIR	MODESTO	CA	95356-0723
1794	RAUL AGUILAR		1737 W 16TH ST	LONG BEACH	CA	90813
1795	RAUL AQUINO		40848 BLACOW RD	FREMONT	CA	94538-3379
1796	RAUL DEPAZ		3024 MELVIN ST	ROSAMOND	CA	93560-6342
1797	RAUL DURAN		5809 VALENCIA DR	RIVERSIDE	CA	92509
1798	RAUL EDGARDO BANEGAS SR		5725 E PITT	FRESNO	CA	93725
1799	RAUL JR GARCIA		2708 RIDGELINE DR #H202	CORONA	CA	91720
1800	RAUL LOPEZ		14663 TIGERTAIL RD	APPLE VALLEY	CA	92307-5246

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1801	RAUL M PEREZ		717 N LAFAYETTE PARK PL	LOS ANGELES	CA	90026-2917
1802	RAUL MIRANDA		1018 1/2 W 21ST ST	LOS ANGELES	CA	90007-3090
1803	RAUL ROSALES		2818 RENEGADE AV	BAKERSFIELD	CA	93306
1804	RAUL YUSON		1141 SAN MARINO COURT #102	CORONA	CA	91719
1805	RAY FREGOSO		460 S DEVON RD	ORANGE	CA	92868-4149
1806	RAY GARCIA		1914 E GRANDVIEW DR	PHOENIX	AZ	85022
1807	RAY S FRY		13903 SPRING ST	FONTANA	CA	92335-0222
1808	RAYMOND VELASQUEZ		2842 N STARR RD	PALM SPRINGS	CA	92262
1809	RAYNAND PROFETA RIVERA		27466 SLEEPY HOLLOW AVE S	HAYWARD	CA	94545-4217
1810	RBM GROUND CORP	ATTN: RAFAEL H. MUNOZ	6814 BONSALLO AVE	LOS ANGELES	CA	90044-6221
1811	REBECCA L MARQUEZ		41041 15TH ST W	PALMDALE	CA	93551-2131
1812	REBECCA L TIMPANO		41041 15TH ST	PALMDALE	CA	93551
1813	REBECCA PACKAGE SERVICE LLC	ATTN: REBECCA MARQUEZ	1758 W AVE L8	LANCASTER	CA	93534-6967
1814	REBECCA PAULI		6094 BLOSSOM AV	SAN JOSE	CA	95123
1815	REGAL LOGISTIC LLC	ATTN: L.SMITH & G.COFER	7743 18TH ST	SACRAMENTO	CA	95832-1173
1816	REGAN COLE		466 S SWEET RIDGE DR	VAIL	AZ	85641
1817	REM LOGISTICS INC	ATTN: RUBEN CORONADO	2857 RAMBLING VISTA ROADE	CHULA VISTA	CA	91915
1818	RENALDO MARSLIN		1212 WHIPPLE AVE APT 219	REDWOOD CITY	CA	94062-1505
1819	RENATO NERY FRANCO		611 BOUNTY DR	FOSTER CITY	CA	94404
1820	RENE NONE GALINDO		677 G ST SPC 34	CHULA VISTA	CA	91910-3432
1821	RENO GREGANTI		1894 LEE RD 360	VALLEY	AL	36854-6828
1822	REY ROLDAN TORREFIEL		3826 EASTWOOD CIR	SANTA CLARA	CA	95054-2124
1823	REYES J TREJO	DBA REYES TREJO	805 S CERRITOS AVE APT G2	AZUSA	CA	91702-5739
1824	RG & P INC	ATTN: RALPH MILLER	PO BOX 973	BLUE LAKE	CA	95525-0973
1825	RHANIERY RODRIGO CHAVES		341 RANCHERO WAY	TRACY	CA	95376-1943
1826	RICARDO B DE OLIVEIRA		190 AMBER WAY	LIVERMORE	CA	94550-5153
1827	RICARDO CAMBEROS		3 S KENTON AVE	NATIONAL CITY	CA	91950-2142
1828	RICARDO CORTEZ		8308 STONYBECK CIR	SACRAMENTO	CA	95828-6650
1829	RICARDO GIBSON		1064 WILLIAMS ST	SAN LEANDRO	CA	94577-2608
1830	RICARDO GUIDO		5228 CEDAR RIDGE WA	ANTIOCH	CA	94531
1831	RICARDO HUERTA LOPEZ		4929 NIPOMO DR	CARPINTERIA	CA	93013-1714
1832	RICARDO LARA INC	ATTN: LARA RICARDO	2084 MORLEY ST	SIMI VALLEY	CA	93065-3534
1833	RICARDO MONTEZ ABADIA SR		2251 LEXINGTON AVE	SANTA MARIA	CA	93458-1099
1834	RICARDO PARAGUASSU		5023 HOLLOW RIDGE WA	ANTIOCH	CA	94531
1835	RICARDO SILVA		1125 LOMA AVE UNIT 108	CORONADO	CA	92118-2835
1836	RICHARD - 2ND BECERRA		850 VASSAR ST	POMONA	CA	91767-2549
1837	RICHARD - 2ND VAN BENJAMIN		300 CARMEL AVE APT C	MARINA	CA	93933-3136
1838	RICHARD A JAVIER		723 HIGHLAND AVE APT 6	SAN MATEO	CA	94401-2251
1839	RICHARD A MEDINA		5934 LAKESIDE COURT	FONTANA	CA	92392
1840	RICHARD C FILLER		812 PICCARD AVE	SAN DIEGO	CA	92154-2539
1841	RICHARD COMSTOCK		1560 OAK RIDGE WAY	AUBURN	CA	95603-3070
1842	RICHARD D PRATT		420 S OAK KNOLL AV	PASADENA	CA	91101
1843	RICHARD DILDINE		29726 CHAPARRAL WAY	CANYON LAKE	CA	92875
1844	RICHARD E NELSON		3740 ESPRESSO CT	SANTA ROSA	CA	95403
1845	RICHARD EVANS		835 835 LAKE VW	SAN MARCOS	CA	92079

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1846	RICHARD FARAO		140 MADERA ST	WATSONVILLE	CA	95076-3102
1847	RICHARD GAIDA		9357 CADORETTE AVE	SANTEE	CA	92071-2204
1848	RICHARD HONAKER		164 WALNUT ST	ARROYO GRANDE	CA	93420-3110
1849	RICHARD KASAINE		768 POTOMAC AVE	SANTA ROSA	CA	95407-2742
1850	RICHARD KNIGHT		10313 CAMINITO ARALIA APT 84	SAN DIEGO	CA	92131-2020
1851	RICHARD M FALDA		12921 OAK KNOLL RD	POWAY	CA	92064-5621
1852	RICHARD S MCNIFF		747 E COLE AV	FRESNO	CA	93720
1853	RICHARD SHANEFELT		9985 FRONTIER TR	CHERRY VALLEY	CA	92223
1854	RICHARD THURMOND		2235 GILBERT AVE	CORONA	CA	92881-8617
1855	RICHARD TONY FARAO		140 MADERA ST	WATSONVILLE	CA	95076-3102
1856	RICHARD TRUJILLO		6416 FRIARS RD UNIT 219	SAN DIEGO	CA	92108-5004
1857	RICHARDO PASSARELA		405 89TH ST APT 302	DALY CITY	CA	94015-1824
1858	RICHERLAN HOLL		1105 YARROW PL	SAN PABLO	CA	94806-1875
1859	RICHERLAN HOLL		133 JACARANDA CT	HERCULES	CA	94547-2689
1860	RICK DELOPE		502 PEPPERTREE DR	WINDSOR	CA	95492-8359
1861	RICK WATTS		1259 E CALETA WAY	PALM SPRINGS	CA	92262-3319
1862	RICK WILLIAM PAIVA		346 SCOTT ST	LIVERMORE	CA	94551-4930
1863	RICKY D TURNIPSEED		363 SUNBERRY DR	CAMPBELL	CA	95008
1864	RICKY GLEN MCCLUSKEY		444 D ST	RAMONA	CA	92065-2462
1865	RICKY PEREZ		434 WESTBY ST	CHULA VISTA	CA	91911-1718
1866	RICKY-SWING BLAS		36363 BIRD SONG CT	WINCHESTER	CA	92596-8682
1867	RISA CO CORPORATION	ATTN: RICARDO FLORES	11837 SINGLETON DR	LA MIRADA	CA	90638-1141
1868	RIVA FIGUEIREDO DAGRACA		1025 CADILLAC WAY APT 308	BURLINGAME	CA	94010-8502
1869	RIVER CITY DELIVERY SYSTEMS	ATTN: WILLIAM NORTON	PO BOX 1026	BELLA VISTA	CA	96008-1026
1870	RIZALITO ESGUERRA		7907 EVENING SHADOWS AV	LAS VEGAS	NV	89131
1871	RM XPRESS LLC	ATTN: ROYA SHOKARANE	855 BROOKLINE DR APT D	SUNNYVALE	CA	94087-1218
1872	ROBBIE ROSHA TOWNER		2100 E DESERT PARK AVE APT 5	PALM SPRINGS	CA	92262-3573
1873	ROBERT A CRANE		5612 SAWGRASS LANE	VALLEJO	CA	94591
1874	ROBERT A FIELD		PO BOX 358	ALPAUGH	CA	93201-0358
1875	ROBERT A HARRIS		704 SILVER OAK	TEHACHAPI	CA	93561
1876	ROBERT A PITCOCK		28596 HAMPSHIRE DR	SUN CITY	CA	92587-9041
1877	ROBERT ADAM PIERCE		301 CANHAM RD	SCOTTS VALLEY	CA	95066-2703
1878	ROBERT B KELLY		PO BOX 327	DIXON	CA	95620-0327
1879	ROBERT B MICHALIDES		44632 STATE HWY 74 APT 8	HEMET	CA	92544-5579
1880	ROBERT BOND		19924 WOODCHUCK TRL	REDDING	CA	96003-7446
1881	ROBERT CANIPE		1235 ROBINSON ST	OROVILLE	CA	95965
1882	ROBERT CARRASCO		1628 S MAYLAND AVE	WEST COVINA	CA	91790-5617
1883	ROBERT CEPEDA		270 S ROSE ST	ANAHEIM	CA	92805-4137
1884	ROBERT DOEPPING		18218 PARADISE MOUNTAIN RD	VALLEY CENTER	CA	92082
1885	ROBERT FERREIRA		PO BOX 1255	MANHATTAN BEACH	CA	90267-1255
1886	ROBERT G BURNS		68233 RISUENO RD	CATHEDRAL CITY	CA	92234-3861
1887	ROBERT G PETERS		10296 JONATHAN AVE	CHERRY VALLEY	CA	92223-4932
1888	ROBERT GARCIA		14122 PAWNEE RD	APPLE VALLEY	CA	92307-4280
1889	ROBERT GREGORY LEWIS		1271 CAPITOLA ST	GROVER BEACH	FL	93433-3230
1890	ROBERT HARRY NEILSON		4315 KINSBURY PL	RIVERSIDE	CA	92505

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1891	ROBERT HENDERSON		5744 BELL RD	REDDING	CA	96001-4704
1892	ROBERT JOHNSTON		PO BOX 302	APPLETON	WI	54912
1893	ROBERT KENNEY		938 CEDAR AVE	CHULA VISTA	CA	91911-1711
1894	ROBERT L RUFF		6140 MERLINDALE DR	CITRUS HEIGHTS	CA	95610-6750
1895	ROBERT LANCE SELLENTIN		653 E TYLER AV	SISTERS	OR	97759
1896	ROBERT LATHAM		8290 SVL BOX	SPRING VALLEY LAKE	CA	92395
1897	ROBERT M SODERQUIST		1703 MILTON WAY	SALINAS	CA	93906-4929
1898	ROBERT MARGENAU		342 FLORES CT	PACHECO	CA	94553-5267
1899	ROBERT MARTINEZ		422 JEFFERSON ST	WATSONVILLE	CA	95076-3908
1900	ROBERT NAVARRO		1242 GROVE AVE	UPLAND	CA	91786-2836
1901	ROBERT NOYES		8350 LOLA AV	STANTON	CA	90680
1902	ROBERT ORNELAS		316 PARK SHADOW CT	BALDWIN PARK	CA	91706
1903	ROBERT P HARKINS		480 MONDALE ST	CORONA	CA	92879-5886
1904	ROBERT PHUNG		10329 BECKLEY WAY	ELK GROVE	CA	95757-3513
1905	ROBERT PORRAS		4986 TWINING ST	LOS ANGELES	CA	90032-2135
1906	ROBERT RASH		173 NEVADA AV	ROSEVILLE	CA	95678
1907	ROBERT RASMUSSEN		8661 MILL POND PL	RIVERSIDE	CA	92508
1908	ROBERT SODERQUIST		1703 MILTON WAY	SALINAS	CA	93906-4929
1909	ROBERT SYLVESTER		14 LAGUNA CT	CHICO	CA	95928-7431
1910	ROBERT TORRENCE		65925 5TH ST	DESERT HOT SPRINGS	SC	92240-3004
1911	ROBERT W ODAM		4259 W CAMBRIDGE AVE	FRESNO	CA	93722-5476
1912	ROBERT WILLIAMS		2061 VILLAGE PARK WAY APT 126	ENCINITAS	CA	92024-5439
1913	ROBERTO A GONZALEZ		26435 WILLOWDALE CT	MORENO VALLEY	CA	92555-2325
1914	ROBERTO BARNES		5760 AVE JUAN BAUTISTA	RIVERSIDE	CA	92509-6405
1915	ROBERTO CALDERON		9301 1/2 VICTORIA AVE	SOUTH GATE	CA	90280-4425
1916	ROBERTO CARLOS CONTRERAS		4252 BONITA RD # 286	BONITA	CA	91902-1420
1917	ROBERTO G NAVARRO		131 S PARK AVE	MONTEBELLO	CA	90640-5016
1918	ROBERTO HERNANDEZ		7816 EDENDALE CT	ELK GROVE	CA	95758-6585
1919	ROBERTO LUNA		2704 COLLEGE LN	LA VERNE	CA	91750-3738
1920	ROBERTO MARTINEZ		171 PALOMAR ST APT 214	CHULA VISTA	CA	91911-3427
1921	ROBERTO ROBLETO		157 LORRAINE AVE	PITTSBURG	CA	94565-5837
1922	ROBERTO ROBLETO		157 LORRAINE AVE	PITTSBURG	CA	94565-5837
1923	ROBERTO SECORD		137 W 103RD ST	LOS ANGELES	CA	90003-4607
1924	ROBIN E PAUL		9945 GOLD THORN ST	LAS VEGAS	NV	89183
1925	ROBIN LYNN RACSHKE		212 HUNTINGTON PL	LOMPOC	CA	93436-7122
1926	ROBIN MCKEEVER		2382 WAXWING AVE	VENTURA	CA	93003-7172
1927	ROBSON RANGEL		109 SWEET GUM CT	HERCULES	CA	94591
1928	ROD NEIL SIDELINGER		18800 COMMUNITY ST	NORTHRIDGE	CA	91324-4516
1929	RODERICK FRAZIER		4822 MISSION BCH CT	ELK GROVE	CA	95759-5122
1930	RODERICK S SUELLO		6941 VIA IRANA	STANTON	CA	90680-1924
1931	RODGER BENNETT		39670 CEDARWOOD DR	MURRIETA	CA	92563-5306
1932	RODNEY RUST		569 GINGER	HAYWARD	CA	94068
1933	RODNEY DEAS	DBA DEAS	7162 WILD LILAC CT	CORONA	CA	92880-9282
1934	RODNEY GUSTAVO DE MELO		355 N WOLFE RD APT 824	SUNNYVALE	CA	94085-3866
1935	RODNEY HOGATE		12642 SCANDIA ST	GARDEN GROVE	CA	92845-2949

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1936	RODNEY KAWIKA RIVERA		1619 GLENBROOK DR	SANTA ROSA	CA	95401-6002
1937	RODNEY MURICE TURNER		3661 CUMMINGS WA	NORTH HIGHLANDS	CA	95660
1938	RODOLFO MARCELLO		37829 ROSEMARIE ST	PALMDALE	CA	93550-5475
1939	RODOLFO VEGA RENTERIA		13332 BONANZA ST	ARLETA	CA	91331-4011
1940	RODRIGO CESAR DA SILVA MORA		139 CRESTWOOD DR APT 15	DALY CITY	CA	94015-3241
1941	RODRIGO D SIAPNO		45 SHAKESPEAR CT	TRACY	CA	95376-1433
1942	RODRIGO DE AQUINO		501 GONZALEZ ST	TRACY	CA	95376-5424
1943	RODRIGO LEMES		127 CRABAPPLE CT	HERCULES	CA	94597
1944	RODRIGO NEIVA		3301 ARENA BLVD APT 239	SACRAMENTO	CA	95834-2536
1945	RODRIGO SANTANA		646 BADEN AVE APT 3	SOUTH SAN FRANCISCO	CA	94080-3528
1946	RODRIGO SILVA		229 BOARDWALK AVE APT D	SAN BRUNO	CA	94066-2211
1947	ROGEL ENRIQUEZ	DBA: RJ SERVICES	229 EVELYN CIR	VALLEJO	CA	94589-1894
1948	ROGELIO HERNANDEZ		112 SPECTACULAR BID ST	PERRIS	CA	92571
1949	ROGENIO FERREIRA		1330 COSTA AV	SAN PABLO	CA	94806
1950	ROGER RUELOS		7973 EL PASO CIR	BUENA PARK	CA	90620-2621
1951	ROGER SHROUT		1300 WENDY WAY	MANHATTAN BEACH	CA	90266-4260
1952	ROGER WACHTER		4306 SANDHURST WAY	ROCKLIN	CA	95677-4522
1953	ROGERIO RESENDE		8 OAK CREST CT # A	NOVATO	CA	94947-4749
1954	ROGERS FERREIRA		2602 VILLA CORTONA WAY	SAN JOSE	CA	95125-6254
1955	ROJEN BESHA		2720 CAMELLIA CT	CORONA	CA	92882-3649
1956	ROLANDO DE GUZMAN		1933 CLEAR CREEK LN	COLTON	CA	92324-4558
1957	ROLANDO F VENEGAS		730 ESAN FRANCISCO	POMONA	CA	91767
1958	ROLANDO LOPEZ		12488 MAMMOTH DR	VICTORVILLE	CA	92392-6211
1959	ROMAN GUZMAN		255 G ST # 355	SAN DIEGO	CA	92101-6808
1960	ROMILSON DOS SANTOS		790 ALHAMBRA RD	EL SOBRANTE	CA	94083
1961	RON CONDON		43334 32ND ST	LANCASTER	CA	93536
1962	RON CURRY		1042 OVERLAND PL	VACAVILLE	CA	95687-4362
1963	RON SMITH		3500 BLACK ELK CT	ANTELOPE	CA	95843-4412
1964	RONALD 6TH PADERES		16562 SAGERBRUCH ST	CHINO HILLS	CA	91709
1965	RONALD GRATTEROLA		2430 CASA DEL ORO WAY	ROCKLIN	CA	95677-2922
1966	RONALD MASTERZ		14168 SUN FOREST DR	PENN VALLEY	CA	95946-9129
1967	RONALD MCCOLLUM		5753 E BERNADINE DR	FRESNO	CA	93727-7236
1968	RONALD MOLINARES		3173 POST STREEET #B	SOUTH GATE	CA	90280
1969	RONALD ROLA		1051 SAN GABRIEL	SOLEDAD	CA	93960-3367
1970	RONALD S PADERES		16562 SAGEBRUSH ST	CHINO HILLS	CA	91709
1971	RONALD SCOTT		811 VIRGINIA AVE	RICHMOND	CA	94804-2464
1972	RONALD SMITH		5 LAS PIEDRAS	RANCHO SANTA MARGARI CA		92688-1627
1973	RONE ABREU		2998 HIGUERA AVE	PINOLE	CA	94564-1515
1974	RONIE PADILLA		10852 OAKTON WAY	RANCHO CORDOVA	CA	95670-2449
1975	RONIN TRANSPORTATION	ATTN: SALVADOR MACIAS JR.	638 W 112TH ST	LOS ANGELES	CA	90044-4206
1976	RONNIE DE LA TORRE		3029 HAIDAS AV	SAN DIEGO	CA	92117
1977	RONNIE RENDEROS		816 W 57TH ST	LOS ANGELES	CA	90037-3628
1978	RONNY JOHNSON		PO BOX 1862	ROSAMOND	CA	93560-1862
1979	ROUM STEVE KHOTH		4148 50TH ST # A	SAN DIEGO	CA	92105-2113
1980	ROY E GUTIERREZ		20819 ELAINE AVE APT 203	LAKEWOOD	CA	90715-1563

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
1981	ROY HUIZAR		15562 DEEP CANYON LN	VICTORVILLE	CA	92394-2523
1982	ROY MASON		1295 MASON WAY	MCKINLEYVILLE	CA	95519-7929
1983	ROY SAMPILO		3879 ALMENDRO WAY	CAMARILLO	CA	93010-4036
1984	ROZANNA ELAINE PICANTIN		16410 WOODLAND HILL LN	WATSONVILLE	CA	95076-9144
1985	RPSS INC	ATTN: RAJINDER SURI	12203 RIVES AVE	DOWNEY	CA	90242-3423
1986	RS FINS INC	ATTN: RUSSELL SCHIFF	830 CRESTED DR	SUISUN CITY	CA	94585-2172
1987	RSL DISTRIBUTION INC	ATTN: ROBIN ROBB	9072 LA LUNA AVE	FOUNTAIN VALLEY	CA	92708-2724
1988	RTR NATIONAL ENTERPRISES INC	ATTN: ROBERT RASMUSSEN	8661 MILL POND PL	RIVERSIDE	CA	92508-6619
1989	RUBEN BARRETO		8383 EUREKA ST	VENTURA	CA	93004-2146
1990	RUBEN CORONADO		2736 N 40TH AV	PHOENIX	AZ	85009
1991	RUBEN E CAMPOS		2450 BOBCAT GLN	ESCONDIDO	CA	92029-4040
1992	RUBEN J MARTINEZ	DBA RUBEN MARTINEZ	1524 HAZEL ST	GRIDLEY	CA	95948-2312
1993	RUBEN J MARTINEZ		PO BOX 943	GRIDLEY	CA	95948-0943
1994	RUBENS DA SILVA		765 SANDY BROOK CT	RODEO	CA	94572-2046
1995	RUBENS T DASILVA		765 SANDY BROOK CT	RODEO	CA	94572-2046
1996	RUDOLFO ESCALANTE		1929 BOX CAR DR	MANTECA	CA	95337-8203
1997	RUDOLFO SANDOVAL		14057 DANBROOK DR	WHITTIER	CA	90605
1998	RUDY - 2ND VAN BAEZ		402 N LA LUNA AVE	OJAI	CA	93023-1538
1999	RUDY LANZ		7621 CORNEL CT	RANCHO CUCAMONGA	CA	91730-1711
2000	RUDY SUMOVIC		776 D ST	LINCOLN	IA	95648
2001	RUFAS HOWARD		9311 OLIVE ST APT A	OAKLAND	CA	94603-1723
2002	RUFINO LUJANO		291 MATHILDA DR	GOLETA	CA	93117
2003	RUFINO V LUJANO		291 MATHILDA DR	GOLETA	CA	93117
2004	RUFO AVILES		8406 ROTHESAY PL	STOCKTON	CA	95209-2646
2005	RUFO AVILES		8406 ROTHESAY PL	STOCKTON	CA	95209-2646
2006	RUSH DELIVERY LLC	ATTN: NORMAN VILLAMOR AUSTERO	44669 LOWTREE AVE	LANCASTER	CA	93534-2921
2007	RUSLAN RUSS OSTROVETS		2821 GIBSON VIEW WAY	ANTELOPE	CA	95843-4030
2008	RUSSELL A BATES JR		1010 7TH ST	CORONADO	CA	92118-2112
2009	RUSSELL BRINKLEY		PO BOX 6241	CHICO	CA	95927-6241
2010	RUSSELL HANSEN		8265 HILLGROVE ST	GRANITE BAY	CA	95746
2011	RUSSELL L STANFORD		36 ALLYSSUM	RANCHO SANTA MARGARI AC		92688-5416
2012	RYAN JESS GOMEZ		4762 LAUREL RIDGE DR	RIVERSIDE	CA	92509-5453
2013	RYAN KIZIRIAN		11261 CHESTNUT	CLOVIS	CA	93611
2014	RYDS EXPRESS CORP	ATTN: SERGEY P. CHERNIK	4441 WINJE DR	ANTELOPE	CA	95843-6032
2015	S&R TRUCKING INC	ATTN: STEVEN GRAY	325 S AZUSA AVE	WEST COVINA	CA	91791-1905
2016	SABAS CHOLULA		4405 38TH AV	SACRAMENTO	CA	95824
2017	SACER INTERNATIONAL SERVICES	ATTN: EDGARD PEREZ	8156 KELVIN AVE	WINNETKA	CA	91306-1722
2018	SAL S P&D SERVICE	ATTN: ERIK SALDANA	489 N ANGELINA DR	PLACENTIA	CA	90780
2019	SAL’S P&D SERVICE	ATTN: ERIK SALDANA	9430 BAIRD AVE	LOS ANGELES	CA	90002-2134
2020	SALVADOR ORTIZ		322938TH ST	SAN DIEGO	CA	92121
2021	SALVADOR SANDOVAL		21925 BADEAU AVE	CARSON	CA	90745-2419
2022	SAM J SEARCY		9095 GRAY BLUFF DR	LAS VEGAS	CA	89129-7023
2023	SAM KHMER CORPORATION	ATTN: SOPHAL P SAM	6105 E PASEO RIO AZUL	ANAHEIM	CA	92807-2322
2024	SAM RAMOS		2513 GASPAR AVE	COMMERCE	CA	90040-2219
2025	SAM YOK		137 W 233RD ST	CARSON	CA	90745-5206

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2026	SAMBONN BAN		437 W ROMANA BLVD APTC	SAN GABRIEL	CA	91776
2027	SAMUEL ANDRADE		10291 SERRANO AVE	SAN JOSE	CA	95127-3246
2028	SAMUEL CHARLES RONVEAUX II		1198 PALM AVE	ATWATER	CA	95301-3314
2029	SAMUEL JUAREZ		3526 AVENIDA AMOROSA	ESCONDIDO	CA	92029
2030	SAMUELSON FERREIRA		125 MOSS AVE	OAKLAND	CA	94611-5475
2031	SANCHEZ TRANSPORTATION LLC	ATTN: HOLGAR SANCHEZ	8263 BROOKGREEN RD	DOWNEY	CA	90240-2219
2032	SANDRA GONZALES		45323 VISTA VERDE	TEMECULA	CA	92592-9284
2033	SANDY J OLMOS		1217 ACACIA AVE	HUNTINGTON BEACH	CA	92648-4051
2034	SANG YIM		1038 DEWEY AVE APT 2	LOS ANGELES	CA	90006-2669
2035	SANG YIM		26055 PINTO CT	MORENO VALLEY	CA	92555-3366
2036	SANJAY PRAKASH		8282 CALVINE RD APT 1108	SACRAMENTO	CA	95828-9321
2037	SANTANA COURIER SERVICES INC	ATTN: LUIZ PEREIRA SANTANA	5214F DIAMOND HTS BLVAPT 814	SAN FRANCISCO	CA	94131
2038	SANTIAGO MENDOZA		36828 35TH ST E	PALMDALE	CA	93550-8352
2039	SASA DJORDJEVIC		22700 LAKE FOREST DR APT 233	LAKE FOREST	CA	92630-1702
2040	SASAN SHANOSSAINI		3040 MEYERS RD	CAMINO	CA	95709-9550
2041	SATGUR SHARAN SINGH ATHWAL		4780 CREST AVE	RIVERSIDE	CA	92503-2919
2042	SBNC INC	ATTN: BAN SAMBONN	611 S ARDEN ST	ANAHEIM	CA	92802-1216
2043	SCALERCIO INT’L	ATTN: GUS SCALERCIO	1224 LANGFORD ST	OCEANSIDE	CA	92058-2212
2044	SCOT A MACKENZIE		37 PINEHAVEN DR	DALY CITY	CA	94015-3545
2045	SCOTT ARNE HELFLER		464 GRENACHE AVE	MADERA	CA	93637-4819
2046	SCOTT DAWE		2426 23RD AVE	SAN FRANCISCO	CA	94116-2437
2047	SCOTT DIPPEL		49 PACIFIC AVE	AUBURN	CA	95603
2048	SCOTT K MILLER		3001 MASSASOIT AVE	SAN DIEGO	CA	92117-2522
2049	SCOTT M FOSTER		2035 WESTWOOD AVE	REDDING	CA	96001-4830
2050	SCOTT MASSENGALE		3122 JAVA CT	WEST SACRAMENTO	CA	95691-5880
2051	SCOTT SLYKER		38 RANDALL LN	SANTA ROSA	CA	95409-4117
2052	SCOTT THOMAS		9493 CHICORY FIELD WAY	ELK GROVE	CA	95624-6058
2053	SCOUT DELIVERY CORP	ATTN: JOSE A. RAMIREZ	15808 FALLEN LEAF RD	LA PUENTE	CA	91744-4565
2054	SEAN TE		2140 THURIN ST APT C1	COSTA MESA	CA	92627-1988
2055	SEAN WILFRED ORR		483 ARBOLES DR	BISHOP	CA	93514-7651
2056	SEBASTIAO A VIEIRA		39 LIGHTHOUSE LN	RICHMOND	CA	94804-7403
2057	SECORD ENTERPRISES INC	ATTN: ROBERTO SECORD	9620 ORIZABA AVE	DOWNEY	CA	90240-3229
2058	SEKO INC	ATTN: JOSEPH SEKO	1722 ELEVENTH AVE	SAN LEANDRO	CA	94577
2059	SENG EPP INC	ATTN: EDDIE SENG	27799 TAMRACK WAY	MURRIETA	CA	92563-7026
2060	SERAFIN NONE MANCERA		451 SONORA WAY	BRANDEIS	CA	93064-0001
2061	SERGEY KASHCHENKO		8630 BIRCH LEAF CR	SACRAMENTO	CA	95828
2062	SERGIO A CUSTODIO		24881 ALDERBERRY PL	HAYWARD	CA	94544-1679
2063	SERGIO ARREDONDO JR.		PO BOX 972	CEDAR GLEN	CA	92321-0972
2064	SERGIO CANTU		34 CHAPARRAL DR	POMONA	CA	91766-4849
2065	SERGIO DA COSTA		50 WOODSIDE #621	REDWOOD CITY	CA	94061
2066	SERGIO GARZA		615 S PACIFIC AVE	GLENDALE	CA	91204-1849
2067	SERGIO GODINEZ		15630 ROSALES ST	SYLMAR	CA	91342-3646
2068	SERGIO PALOMERA		8681 TEA CART CT	SACRAMENTO	CA	95828-5064
2069	SERGIO RIBEIRO CANTOLI		273 SKYLINE DR	DALY CITY	CA	94015
2070	SEROJ SEPANIAN		1366 WESTERN AVE	GLENDALE	CA	91201-1429

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2071	SEROJ ZADOORIAN		14882 CORDOVA PL	WESTMINSTER	CA	92683
2072	SETH A VILLARREAL		3346 E LIBERTY AVE	FRESNO	CA	93702-4020
2073	SHAHRAM INC	ATTN: SHAHRAM TABIBIAN	17440 BURBANK BLVD APT 210	ENCINO	CA	91316-1703
2074	SHAHZAD AHMAD		6308 TURIN CT	ELK GROVE	CA	95757-2811
2075	SHALENDRA DEO SHARMA		1837 QUIMBY RD	SAN JOSE	CA	95122-1239
2076	SHANE HUFF		1502 N LAGUNA AVE	FARMINGTON	NM	87401-7019
2077	SHANNON LYNN MARTINEZ		508 COLLECTION ST	MODESTO	CA	95356-4325
2078	SHAUN GILLESPIE		1133 MEADOW LN	CONCORD	CA	94520
2079	SHAUN MCCORKLE		250 PERSIMMON DR	WINDSOR	CA	95492-8181
2080	SHAUN WILDER		9227 WAGNER HEIGHTS CT	STOCKTON	CA	95209-1787
2081	SHAWN BREAKEY		9464 CHICORY FIELD WAY	ELK GROVE	CA	95624-6058
2082	SHAWN HERBERT		45503 SAIGON AVE	LANCASTER	CA	93534-1332
2083	SHAWN KARIMLOO		13202 MYFORD RD APT 210	TUSTIN	CA	92782-9107
2084	SHAWN OCONNELL		7908 CHARCREST CT	FAIR OAKS	CA	95628-5846
2085	SHAWN SHELDON ANTOINE		14571 SANTA FE TRL	VICTORVILLE	CA	92392-6132
2086	SHAWNA PIERCE		5861 FAGAN DR	REDDING	CA	96001-4603
2087	SHEA PETERSON		28548 ORANGE AVE	ESCALON	CA	95320-9650
2088	SHEILA TOOMEY		302 CITATION DR	MADISONVILLE	LA	70447
2089	SHELLEY DOWST		5735 GELDING CT	LAKE WORTH	CA	33449-5416
2090	SHENEEZ	ATTN: HEWAD WARDAK	67 COLONY WAY	ALISO VIEJO	CA	92338
2091	SHERMAN KEMP		3425 DICKSON DR	SANTA MARIA	CA	93455-2742
2092	SHU TUNG LEE		1428 PARK ENTRANCE DR	SAN JOSE	CA	95131-3016
2093	SIDNEY DEMELO		731 GRAYMONT CI	CONCORD	CA	94518
2094	SIDNEY FERNANDO DE MELO		731 GRAYMONT CIR	CONCORD	CA	94518-2830
2095	SILVA DENY B		223 ROSSEVELT AVE	SUNNYVALE	CA	94083
2096	SILVA VALDSON		1441 DETROIT AVE APT 153	CONCORD	CA	94520-3540
2097	SIMEON MALASIG		3618 DORENA PL	WEST SACRAMENTO	CA	95691-6238
2098	SIMEON S MALASIG		2 PACINI AVE	PITTSBURG	CA	94565-5726
2099	SINGLE WORK AREA GROUP INC	ATTN: LORI HENLEY	2707 APPLEWOOD DR	ONTARIO	CA	91761-0320
2100	SIRLE F COSTA JR.		243 BUENA VISTA AVE APT 1114	SUNNYVALE	CA	94086-4870
2101	SLH ENTERPRISES INC	ATTN: SHAWN HUBBARD	4304 LEXINGTON CT	PALMDALE	CA	93552-4314

2102	SMALL BUSINESS SUPPORT GROU	ATTN: DAVID KLOCKSIEBEN	2290 LERONA AVE	ROWLAND HEIGHTS	CA	91748-3900
2103	SOBEYDA MORALES		3647 E 54TH ST	MAYWOOD	CA	90270-4104
2104	SOCAL TRANSPORT & LOGISTICS	ATTN: BRIAN BAHRALMEIDA	1645 KLAUBER AVE	SAN DIEGO	CA	92114-2118
2105	SOCORRO RAZO		415 E BROADWAY APT 15	SAN GABRIEL	CA	91776-1865
2106	SOKSAN TRUCKING INC	ATTN: BARANG SENG	5772 RICHMOND AVE	GARDEN GROVE	CA	92845-2021
2107	SOLORZANO SERVICES INC	ATTN: MAURICIO SALORZANO	13815 HAWK CT	VICTORVILLE	CA	92394-7572
2108	SOMKIET CHUENSUMRAN		11076 SHARP AV	MISSION HILLS	CA	91345
2109	SOPHAL SAM		12631 VOLKWOOD ST	GARDEN GROVE	CA	92840-5956
2110	SOUTH BAY H&T CORP	ATTN: ERIC BASKETT	3218 W 181ST ST	TORRANCE	CA	90504-4022
2111	SPEEDY COURIER SERVICE	ATTN: VICTOR RESENDEZ	1528 E AVE J2	LANCASTER	CA	93535-4242
2112	SRM DELIVERY LLC	ATTN: SALVADOR RAMIREZ	13130 JULIAN DR	DESERT HOT SPRINGS	CA	92240-5722
2113	SSK DELIVERY SERVICE INC	ATTN: STEPHEN SCHAFFER	11625 ALVEO WAY	SAN DIEGO	CA	92127-1140
2114	STACY SILVEIRA		894 PROVINCETOWN DR	SALINAS	CA	93906-4866
2115	STANLEY M YOUNG		1421 CULVER PL	SAN LORENZO	CA	94580

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2116	STEPHEN K HAUSSLER		1966 VIEWPOINTE CIR	SANTA ROSA	CA	95403-0961
2117	STEPHEN L SCHAFFER		11625 ALEVO WAY	SAN DIEGO	CA	92127
2118	STEPHEN POEHLMAN		7955 ARLY CT	SANTEE	CA	92071
2119	STEPHEN POEHLMAN		8716 VISTA DEL VERDE	EL CAJON	CA	92021-2051
2120	STEPHEN WILLIS		508 V ST	SACRAMENTO	CA	95818-1235
2121	STEVE A THOMAS		812 LIVE OAK WAY	LODI	CA	95242-2047
2122	STEVE ATWOOD		85 RIKER ST	SALINAS	CA	93901-2046
2123	STEVE BOWEN		11150 ORION WAY	SAN DIEGO	CA	92126-1927
2124	STEVE DOZIER		355 FOREST VIEW DR	SOUTH SAN FRANCISCO	CA	94080-1313
2125	STEVE FLORES		828 CORNELL CT	SANTA MARIA	CA	93454-5500
2126	STEVE FREDRICK LEACHMAN		8402 RANCHETTE DR	REDDING	CA	96001
2127	STEVE GORS		26460 ARBORETUM WAY UNIT 1207	MURRIETA	CA	92563-7265
2128	STEVE GREEN		44250 VILLETA DR	LA QUINTA	CA	92253
2129	STEVE HANSEL		12257 QUEENSBURY DR	RCH CUCAMONGA	CA	91739
2130	STEVE KOTH		4148 50TH ST APT A	SAN DIEGO	CA	92105-2113
2131	STEVE ROUILLER		1783 NAPLES DR	CENTRAL POINT	OR	97502-3613
2132	STEVE SALDATE		42744 YOSEMITE SPRINGS WA	COARSEGOLD	CA	93614
2133	STEVE SILVA		8900 W VERNALIS RD	TRACY	CA	95377
2134	STEVE TUNG LE		3765 CORKERHILL WAY	SAN JOSE	CA	95121-1421
2135	STEVE VAN DER SLUIS		3700 ROSE SPRINGS CT	RESCUE	CA	95672-9446
2136	STEVE WIGHTMAN		2438 253RD ST	LOMITA	CA	90717-2012
2137	STEVEN A VANDERSLUIS		2881 RIO VISTA DR	MINDEN	NV	89423-7845
2138	STEVEN ANTHONY SPOLAR		25700 UNIVERSITY CT APT 107	HAYWARD	CA	94542-1688
2139	STEVEN BARON		5786 W SAMPLE AVE	FRESNO	CA	93722-3153
2140	STEVEN COX		3803 ROLLAND DR	COTTONWOOD	CA	96022-9798
2141	STEVEN CURTIS LUJAN		4807 GOLDEN RIDGE DR	CORONA	CA	92880-9422
2142	STEVEN DALE HAMILTON		610 N COMSTOCK CT	VISALIA	CA	93292-4425
2143	STEVEN DODGE		606 DANROSE DR	AMERICAN CANYON	CA	94503-1328
2144	STEVEN JOSEPH HORNING		2721 CAMINITO SAN PABLO	DEL MAR	CA	92014-3823
2145	STEVEN M MARSHALL		2581 CALIFORNIA PARK DR APT 135	CHICO	CA	95928-4004
2146	STEVEN M MINNIER		1540 GREEN VALLEY RD	DANVILLE	CA	94526-1954
2147	STEVEN PEREZ		4714 PEACHWOOD CIR	CORONA	CA	92882
2148	STEVEN PRATT		340 N SUNNYSIDE AVE	FRESNO	CA	93727-3455
2149	STEVEN R KERSTEN		PO BOX 1341	LA QUINTA	CA	92253
2150	STEVEN WARE		3330 W 147TH ST APT 210	HAWTHORNE	CA	90250-9062
2151	STILLBREEZE EXPRESS INC	ATTN: GHASSAN A AWWAD	PO BOX 1015	CAPITOLA	CA	95010-1015
2152	STRAIGHTLINE DEL SER LLC	ATTN: JAMES SANAGUSTIN	3608 CHANT DR	MODESTO	CA	95355-8482
2153	SUNWORLD DELIVERIES INC	ATTN: TANFIRU LEATHERWOOD	15712 S TARRANT AVE	COMPTON	CA	90220-3231
2154	SURINDER S SANDLAS		838 KNICKERBOCKER DR	STOCKTON	CA	95210
2155	SUZANNE ANDRADE		3717 WALDWICK CIR	EL DORADO HILLS	CA	95762-6256
2156	T & BN TRANSPORT INC	ATTN: JARIM TOVAR	207 MOHR ST	LAKE ELSINORE	CA	92530-3330
2157	T & C DELIVERY	ATTN TERRY SAWYER	5304 PINE GROVE CT	BAKERSFIELD	CA	93313-6097
2158	TAM HUNG DIEP		1738 TUSTIN DR	SAN JOSE	CA	95122-1519
2159	TANGCO RAYMOND QUIRANTE		3541 FARIA ST	CAMARILLO	CA	93010-3937
2160	TANYA SPENCE		510 JUNCTION AV	LIVERMORE	CA	94551

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2161	TAPIS S GENERAL SERVICES INC	ATTN: NICOLAS TAPIA	69725 RIDGEWAY AVE	CATHEDRAL CITY	CA	92234-1109
2162	TCK’S PCA #197 INC	ATTN: TERRY SAWYER	5304 PINE GROVE CT	BAKERSFIELD	CA	93313-6097
2163	TEAM BAEZA INC - 2ND VAN	ATTN: OSCAR BAEZA	4116 LA JOLLA DR	PALMDALE	CA	93552-5109
2164	TEAM MONEGO LLC	ATTN: IVAN MONEGO	207 AZEVEDO CIR	SAN JOSE	CA	95125-6651
2165	TEAM PLAYER CORPORATION	ATTN: ARMANDO GONZALEZ	1248 MARIPOSA ST APT 105	GLENDALE	CA	91205-3277
2166	TED CORNEJO		524 BUENA VISTA AVE	ALAMEDA	CA	94501-2032
2167	TED KIM	ATTN: HEIDI	1921 147TH PL	BELLEVUE	WA	98007
2168	TEDDY A PINON		233 W POLK	SANTA MARIA	CA	93454
2169	TELSAL TRUCKING INC	ATTN: SALVADOR SANDOVAL	5415 BILOXI AVE	NORTH HOLLYWOOD	CA	91601-2914
2170	TERCIO CAMPOS		287 MERIDIAN ST	BOSTON	MA	02128
2171	TERRIL DOUGLAS		2614 CALISTOGA CT	LIVERMORE	CA	94550-7331
2172	TERRY FAULKENBURY		802 MONARCH CT	REDDING	CA	96003-1975
2173	TERRY JAMES SAIT		335 EARL AVE	ROSEVILLE	CA	95678-3217
2174	TERRY KEIM		2025 MCGREGOR DR	RANCHO CORDOVA	CA	95760
2175	TERRY LOCATELLI		3724 W TENAYA AVE	FRESNO	CA	93711-0876
2176	TERRY PEW		602 E BUNNY AVE	SANTA MARIA	CA	93454-2910
2177	TERRY SAWYER		5304 PINE GROVE CT	BAKERSFIELD	CA	93313-6097
2178	TERRY WILLIS		22246 CROWN PRINCESS CT	NUEVO	CA	92567-8827
2179	THAD - 2ND BALDWIN		1078 SNOWSHOE WAY	MANTECA	CA	95336-3827
2180	THE A-TEAM LLC	ATTN: CHARLES MOTTONEN	4915 JUMANO AVE	SAN DIEGO	CA	92117-6221
2181	THE ESTATE OF LARRY CERVANT		482 DRAKELEY AVE	ATWATER	CA	95301-4429
2182	THENG SEAN BAN		1521 E 56TH ST	LONG BEACH	CA	90805-4835
2183	THEODORE D WALKER		162 MARCUS AVE	RICHMOND	CA	94801-1704
2184	THEODORE ROBERT GRUNT		8726 WAHL ST	SANTEE	CA	92071-3351
2185	THEODORO MONTOYA		10461 NAPA RD	ADELANTO	CA	92301-2388
2186	THERESA A GREENLEE		2409 WALTER DR	MODESTO	CA	95351-4859
2187	THIAGO LOPES MALENA		527 MORAGA ST	SAN FRANCISCO	CA	94122-4635
2188	THOMAS - 3RD VAN BERRY		28844 SECO CANYON RD	SANTA CLARITA	CA	91390-4083
2189	THOMAS - 4TH VAN OURAGA		3520 W 58TH PL	LOS ANGELES	CA	90043-3004
2190	THOMAS DRAPER		2847 DAMICO DR	SAN JOSE	CA	95148-3642
2191	THOMAS J CARROLL		44930 TORTOLA CIR	LA QUINTA	CA	92253-3957
2192	THOMAS J HULSEY		3031 TOSCA WAY	CONCORD	CA	94520-1624
2193	THOMAS J JOYCE		106 SAYBROOK AVE	VACAVILLE	CA	95687-4129
2194	THOMAS LOGISTICS LLC	ATTN: DONNIE THOMAS	321 OROVILLE CT	DISCOVERY BAY	CA	94505-2600
2195	THOMAS LOPEZ		6169 ALBEMARLE ST	SAN DIEGO	CA	92139-1748
2196	THOMAS MCCONNELL		202 FALLING STONES CT	HENDERSON	NV	89012
2197	THOMAS MULHOLLAND		315 MANZANITA AVE	ROSEVILLE	CA	95678-1718
2198	THOMAS NORDEN		13655 TWIN LAKES LN	REDDING	CA	96003-7040
2199	THOMAS O KEMP		930 LAURELWOOD DR	SAN MATEO	CA	94403-4005
2200	THOMAS OLIVA JR.		5926 W FEEMSTER CT	VISALIA	CA	93277-8677
2201	THOMAS PARKS		1308 N NAOMI ST	BURBANK	CA	91505-1938
2202	THOMAS RICARDO DAGGETT		721 W FRANKLIN AVE	FRESNO	CA	93706-1415
2203	THOMAS ROGERS		5505 NEW HARBOR CT	UNION CITY	CA	94587-5191
2204	THOMAS SCHEU		1749 JEFFREY CT	SANTA CLARA	CA	95051-2911
2205	THOMAS SMITH		PO BOX 740027	SAN DIEGO	CA	92174-0027

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2206	THOMAS W HECKER		11700 MILL VALLEY ST	PARKER	CA	80138-8793
2207	THOMAS WAYNE WHITWORTH		12461 WEMBLEY RD	LOS ALAMITOS	CA	90720-4732
2208	TIAGO ALVES PAIVA		399 IMPERIAL WAY APT 13	DALY CITY	CA	94015-2563
2209	TIM CATES		806 NEWHALL CT	STOCKTON	CA	95210-1447
2210	TIM CHAN		1842 SMARENGO AVE #44	ALHAMBRA	CA	91803
2211	TIM HORN		5045 MESA RIDGE DR	ANTIOCH	CA	94531-8007
2212	TIM HUNT		467 SARATOGA AVE # 36	SAN JOSE	CA	95129-1326
2213	TIM MOORE		2037 E BURLINGAME AVE	FRESNO	CA	93710-4501
2214	TIM ROOT		2310 SHINING STAR WAY	REDDING	CA	96003
2215	TIM SCALLEN		740 W VALLEY DR APT 9	CAMPBELL	CA	95008-5024
2216	TIMOTHY HORN		5045 MESA RIDGE DR	ANTIOCH	CA	94531-8007
2217	TIMOTHY JAMES BARKER		171 ELDER AVE	IMPERIAL BEACH	CA	91932-2450
2218	TIMOTHY JAMES CREWS		6981 FOOLS CANYON RD	GEORGETOWN	CA	95634-9613
2219	TIMOTHY JAMES HOWARD		376 E 12TH ST	BEAUMONT	CA	92223-1846
2220	TIMOTHY O NICKOLOFF		2121 E TAHQUITZ CANYON WAY STE 2	PALM SPRINGS	CA	92262-7021
2221	TIMOTHY PATRICK COFFEE		215 PACIFIC OAKS RD APT 209	GOLETA	CA	93117-2937
2222	TIMOTHY PEAKER		2718 LA CRESTA DR	BAKERSFIELD	CA	93305-1718
2223	TINK’S PROJECT INC	ATTN: MICHAEL THOMAS	292 DUPERU DR	CROCKETT	CA	94525-1436
2224	TIRSO DE LA CRUZ		2076 LUCRETIA AVE APT 111	SAN JOSE	CA	95122-3309
2225	TIZU INC	ATTN: JESUS LUNA	3816 4TH AVE	LA CRESCENTA	CA	91214-2317
2226	TJW DELIVERIES LLC	ATTN: JUSTIN WORDEN	PO BOX 5622	SANTA MARIA	CA	93455
2227	TMD HOME DELIVERY LLC	ATTN: CAESAR DESTURA	12523 LIMONITE AVE UNIT 276	MIRA LOMA	CA	91752-3665
2228	TOBEY VOPAT		6854 VIA VERANO	CARLSBAD	CA	92009-6021
2229	TOBY M PEREZ		251 BEALS DR	ATWATER	CA	95301-3855
2230	TODD L MELVIN		10581 MAIN ST	POTTER VALLEY	CA	95469
2231	TODD MURPHY		217 LACEY AV	MAYLENE	AL	35114
2232	TODD SO		27799 TAMRACK WAY	MURRIETA	CA	92563-7026
2233	TOM SCHEU		1749 JEFFREY CT	SANTA CLARA	CA	95051-2911
2234	TOM WOLAVER		320 HOBBS LN	SANTA MARIA	CA	93455-3728
2235	TOMMY ANTHONY GALLARDO		724 N 16TH ST	SAN JOSE	CA	95112-3026
2236	TOMMY DILLARD		19768 FRESHWATER DR	COTTONWOOD	CA	96022-7755
2237	TONY JEFFERY TRAMMELL		711 NW 45TH ST	OKLAHOMA CITY	OK	73118-6633
2238	TOOSAN INC	ATTN: DONGGIRL SEO	2017 MARENGO AVE	SOUTH PASADENA	CA	91030-4632
2239	TOP SHELF DELIVERY LLC	ATTN: JAMES LEATHERWOOD	1501 STRAWBERRY DR	PERRIS	CA	92571-3781
2240	TORRE DONNELL WATSON		2646 STONECREEK DR APT 205	SACRAMENTO	CA	95833-1932
2241	TRACI WATKINS		3708 GHIA CT	MODESTO	CA	95356-1918
2242	TRACY ODELL GILLIAM		5409 SOMIS WAY 650047THST APT 31	SACRAMENTO	CA	95828
2243	TRANSITION TRUCKING	ATTN: JESSE GALLEGOS	24131 DEL AMO RD	RAMONA	CA	92065-4124
2244	TRAVIS TIMOTHY NICOLAY		5186 E BONNYVIEW RD	REDDING	CA	96001-4507
2245	TRAVIS TIMOTHY NICOLAY		5186 E BONNYVIEW RD	REDDING	CA	96001-4507
2246	TRAVIS URQUHART		5930 PENTZ RD	PARADISE	CA	95969-5545
2247	TRENT LEVINSON		PO BOX 2072	RUNNING SPRINGS	CA	92382-2072
2248	TRENT WILLIAMS		8552 DEWBERRY WAY	ELK GROVE	CA	95624-1246
2249	TREVOR SYERS		11660 BROMONT AVE	PACOIMA	CA	91331-1312
2250	TRIANTAFILLOS PAPAPOSTOLOU		25162 VIA CATALINA	LAGUNA NIGUEL	CA	92677-7364

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2251	TRIPLE C PACKAGES INC	ATTN: STEVE FLORES	828 CORNELL CT	SANTA MARIA	CA	93454-5500
2252	TROLEZI SERVICES LLC	ATTN GERALDO AGOSTINHO	633 AZORES CIR	BAY POINT	CA	94565-3042
2253	TROY COURIER SERVICES INC	ATTN: CRISTIANO XAVIER	301 ROLLINS RD APT 3	BURLINGAME	CA	94010-2874
2254	TROY L NEWMAN		9816 LAWLOR ST	OAKLAND	CA	94605-4862
2255	TROY N GARNER		1454 W 25TH ST	LOS ANGELES	CA	90007-1631
2256	TROY SALAZAR		861 BLACKWOOD RD	CHULA VISTA	CA	91910-6756
2257	T-TEX GROUND CORP	ATTN: TERRENO TOJAUN BUTLER	3663 MOUNT RUBIDOUX DR	RIVERSIDE	CA	92501-2020
2258	TY GRANADOS		30356 AVENIDA XIMINO	CATHEDRAL CITY	CA	92234-2850
2259	TYE ARNETT		1415 MADRONE LN	DAVIS	CA	95618-1460
2260	TYREE J HOPPOCK		3422 MICHIGAN AVE	FRESNO	CA	93722
2261	TYRONE D BURGHARDT		38632 30TH ST E	PALMDALE	CA	93550-4202
2262	TZR CUSTOM DELIVERY LLC	ATTN: ANTHONY RUBIO	363 N SUNNYVALE AVE	SUNNYVALE	CA	94085-4318
2263	U & A PRECISION LOG	ATTN: JOSE MARTINEZ	1752 S SAN ANTONIO AVE	POMONA	CA	91766-5553
2264	ULTIMATE PACIFIC CORP	ATTN: TIM K. CHAN	709 SAN SALVATORE PL	SAN GABRIEL	CA	91775-1622
2265	URBAN YETASOOK		27904 REDWOOD GLEN RD	VALENCIA	CA	91354-1370
2266	URIEL AZA		1944 E EIGTH ST	STOCKTON	CA	95206
2267	UTCHE B ADILI		3330 W 147TH ST APT 218	HAWTHORNE	CA	90250-9063
2268	V & G SERVICES	ATTN: CARLOS GUADARRAMA	636 S SIENA ST	SAN DIEGO	CA	92114-7932
2269	V & R DELIVERY SERVICE INC	ATTN: RONALD HOWARD	3301 W 41ST ST	LOS ANGELES	CA	90008-3713
2270	V&A PRECISION LOGISTICS	ATTN: JOSE MARTINEZ	1752 S SAN ANTONIO AVE	POMONA	CA	91766-5553
2271	VAGNER 2ND DELGADO		448 FELDSPAR LN	SANTA ROSA	CA	95407-5403
2272	VALENTIN FEYTSER		8579 LONGSPUR WAY	ANTELOPE	CA	95843-5040
2273	VALTEIR DE BARROS		2013 SIERRA RD APT C	CONCORD	CA	94518-2913
2274	VALUABLE TRUCKING LLC	ATTN: ABLE ALVAREZ	3942 CLAREMONT ST	IRVINE	CA	92614-6663
2275	VANDALIVIA SANTOS OLIVEIRA		3062 LOGGINS LN	TRACY	CA	95377-7933
2276	VANDERLEI MIRANDA		5103 LEGHORN CV	ROUND ROCK	CA	78681-5524
2277	VENANCIO CARRERA		9660 VILLA LA MORA AVE	LAS VEGAS	CA	89147-8440
2278	VENOR LOPES		PO BOX 1048	BELMONT	CA	94002-1048
2279	VERGILIO DEVIS ROXAS		2227 AUTUM OAK PL	STOCKTON	CA	95209
2280	VERLE ALLYN SMITH		9060 CROWLEY WAY	ELK GROVE	CA	95624-3115
2281	VICKI LEACHMAN		8403 RANCHETTE DR	REDDING	CA	96001-5550
2282	VICTOR CHUPINA		1351 CANTERBURY PL	PERRIS	CA	92571-9408
2283	VICTOR GODOY		161 W STROUBE ST	OXNARD	CA	93036
2284	VICTOR H ALBIZURES		1014 W 132ND ST	GARDENA	CA	90247-1815
2285	VICTOR MUNOZ		3217 FARNSWORTH AVE	LOS ANGELES	CA	90032-2339
2286	VICTOR R GOMEZ		13503 BONA VISTA LN	LA MIRADA	CA	90638-2804
2287	VINCENT COMEAUX		8616 MELLOWOODS WAY	SACRAMENTO	CA	95828-5027
2288	VINCENT NGUYEN		1142 RAPOSA DR	SAN JOSE	CA	95121-2544
2289	VINCENT PLOURDE		3779 WILSON AVE UNIT C	SAN DIEGO	CA	92104-3923
2290	VINCENTE JR PEREZ		353 SAN RELIPE PL	SAN DIEGO	CA	92114
2291	VITALI POPOV		10053 TUJUNGA CANYON BLVD	TUJUNGA	CA	91042-2059
2292	VITALLY CHERNIOGLO		7666 MARINWOOD CT	SACRAMENTO	CA	95828-5005
2293	VLADIMIR MARTINS		3258 MAUI ST	WEST SACRAMENTO	CA	95691-5878
2294	VLADIMIR MARTINS		3258 MAUI ST	WEST SACRAMENTO	CA	95691-5878
2295	VMG INC	ATTN: VICTOR GALDAMEZ	11251 REDDIFORD CT	RIVERSIDE	CA	92505-2340

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2296	VOLNEI MONEGO		207 AZEVEDO CIR	SAN JOSE	CA	95125-6651
2297	VSLON LLC	ATTN: VITALI POPOV	10053 TUJUNGA CANYON BLVD	TUJUNGA		91042-2059
2298	VUE LEE		6430 W 2ND ST	RIO LINDA	CA	95673-3230
2299	WALDIR DA SILVA		1231 CALLE ORIENTE APT 4	MILPITAS	CA	95035-3712
2300	WALERIA MENDES		345 FIRECREST AV	PACIFICA	CA	94044
2301	WALERIA MENDES		995 WESTWOOD ST	HAYWARD	CA	94544-4415
2302	WALLACE SCOTT ROBINSON		711 W S 7TH ST	SHELBYVILLE	IL	62565-2013
2303	WALTER AYALA		11940 EL CENTRO RD	OAK HILLS	CA	92344
2304	WALTER GAMA		127 CRABAPPLE CT	HERCULES	CA	94547-2681
2305	WALTER IBARRA		3319 BALDWIN PARK BLVD APT E	BALDWIN PARK	CA	91706-4885
2306	WANDERSON FONSECA		500 MAHOGANY LN	HERCULES	CA	94547-2304
2307	WASHINGTON SILVA		4825 HAZEL AVE #10	FAIR OAKS		95628
2308	WAYNE CRIGER		17351 VIA SUSANA	SAN LORENZO	CA	94580-2650
2309	WAYNE MORRIS		5050 LAFAYETTE ST	VENTURA	CA	93003-4214
2310	WAYNE R SKARSTEN		2544 W EOLA DR	ANAHEIM	CA	92804-4060
2311	WDF ENTERPRISES INC	ATTN: WILLIAM FLORES	1327 N STANFORD AVE	UPLAND	CA	91786-3147
2312	WEBER SILVA MORA		2 MARINA BLVD # A1	PITTSBURG	CA	94565-2006
2313	WEDER SILVA MORA		3401 HILLSBOROUGH DR APT 8	CONCORD	CA	94520-1568
2314	WELFORD WONG		3853 PADDY LN	BALDWIN PARK	CA	91706-4228
2315	WELLINGTON ROSA		1060 CAROLAN AV	BURLINGAME	CA	94010
2316	WELLINGTON ROSA		2000 CRYSTAL SPRINGS RD APT 1620	SAN BRUNO	CA	94066-4652
2317	WES PARKER		6012 KILLARNEY AVE	GARDEN GROVE	CA	92845-2728
2318	WESTERNGARD INC	ATTN: MARC THOMAS WESTENGARD	71521 HALGAR RD	RANCHO MIRAGE	CA	92270-4234
2319	WHITE LEDGE LLC	ATTN: JOHN KLOER	790 OAKWOOD ST	OJAI	CA	93023-3564
2320	WHITEHORSE TRUCKING INC	ATTN: OSCAR ANGEL	872 DEEP CRK	COSTA MESA	CA	92626-7705
2321	WHITS ENTERPRISES	ATTN: SANDRA WHITAKER	2163 RAMBLING ROSE DR	CAMARILLO	CA	93012-2533
2322	WIDMAN ALVARES		1403 FLORIBUNDA AVE #27	BURLINGAME	CA	95391
2323	WILFRED SAKUGAWA		PO BOX 909	ACTON	CA	93510-0909
2324	WILFREDO MATAMOROS		2151 OAKLAND RD SPC 181	SAN JOSE	CA	95131-1520
2325	WILFREDO PANAJON		1792 WBROADWAY	ANAHEIM	CA	92804
2326	WILLIAM BURNS		19924 WOODCHUCK TRL	REDDING	CA	96003-7446
2327	WILLIAM BUSH		1291 MENOMENEE LN	REDDING	CA	96003-2395
2328	WILLIAM DA SILVA		989 HENSLEY AVE APT 4	SAN BRUNO	CA	94066-3151
2329	WILLIAM DANE		708 DUNDEE WAY	STOCKTON	CA	95210-1828
2330	WILLIAM DE MEDEIROS		1118 AUDUBON DR	SAN JOSE	CA	95122-3207
2331	WILLIAM DEMEDEIROS		2204 LAUSETT AVE	SAN JOSE	CA	95116-2512
2332	WILLIAM E BOGGS		2236 LOS ALTOS	CLOVIS	CA	93612
2333	WILLIAM E WALKER		1257 GROVE CIR	BENICIA	CA	94510-1713
2334	WILLIAM FLORES		26226 ALIZIA CANYON DR	CALABASAS	CA	91302
2335	WILLIAM HAROLD HUTCHINSON III		68265 CONCEPCION RD	CATHERDRAL CITY	CA	82234
2336	WILLIAM KHOSROUABADI		5039 CORBIN AVE	SAN JOSE	CA	95118-2624
2337	WILLIAM KISNER		3604 KERRY CT	DENAIR	CA	95316-9493
2338	WILLIAM KWAN		2014 22ND AVE	SAN FRANCISCO	CA	94116-1211
2339	WILLIAM LEE		146 TIOGA AVE	SAN FRANCISCO	CA	94134-2213
2340	WILLIAM LEWIS		6312 SHERIDAN CT	RIVERSIDE	CA	92504-1663

CALIFORNIA CLASS

Count	Name	Attention	Address	City	State	ZIP
2341	WILLIAM M MASSEY		1160 VALLEY OAK DR	CHICO	CA	95926-7766
2342	WILLIAM MADARA		8191 TWIN OAKS AVE	CITRUS HEIGHTS	CA	95610-0609
2343	WILLIAM MILLER		1030 OAK ST	HOLLISTER	CA	95023-5737
2344	WILLIAM RANDALL HERRING		12008 LAKESIDE AVE	LAKESIDE	CA	92040
2345	WILLIAM S KRAMER		PO BOX 721380	PINON HILLS	CA	92372-1380
2346	WILLIAM SIMMONS		2406 E WILLIS AVE	FRESNO	CA	93726-3127
2347	WILLIAM SOUSA		780 OAK GROVE RD	CONCORD	CA	94518
2348	WILLIAM T BOWMAN		45726 KNIGHTSBRIDGE ST	LANCASTER	CA	93534-5152
2349	WILLIE EARL RILEY		28006 S WESTERN AVE UNIT 372	SAN PEDRO	CA	90732-1287
2350	WILLIE KING JR		1249 TAVER LANE	ESCONDIDO	CA	92026
2351	WILMAR HOME DELIVERY INC	ATTN: WILLANDSON SALE	6539 PIMLICO PL	CORONA	CA	92880-3331
2352	WILSON FLORERO		2526 MARKET AVE	SAN PABLO	CA	94806-4542
2353	WILSON RODRIGUEZ		14064 SOUTHERN RD	GRANDVIEW	MO	64030-3919
2354	WILTON NERY		4408 CORRIGAN ST	SANTA ROSA	CA	95407-6651
2355	WINSTON GILCHRIST		2697 FISHER AVE	OAKLAND	CA	94605-5135
2356	WOLF’S TRANSPORT INC	ATTN: WELFORD WONG	1438 N SOLANO PL	ONTARIO	CA	91764-2323
2357	WYNN PACULBA		1006 2ND AVE	CROCKETT	CA	94525-1312
2358	XANG VANG		4181 CUNY AVE APT 2	SACRAMENTO	CA	95823-1951
2359	XIONG SHAWN VANG		6126 44TH ST	SACRAMENTO	CA	95824-3827
2360	YAIR ABREGO FIGUEROA		812 W 95TH ST	LOS ANGELES	CA	90044-4714
2361	YANG XIONG		4120 G PKWY	SACRAMENTO	CA	95823-2811
2362	YATISH CHAND		1783 GRANADA ST	SEASIDE	CA	93955-4001
2363	YEGOR SHTEVNIN		9247 PALMERSON DR	ANTELOPE	CA	95843-5998
2364	YOUNG SOO CHO		779 MIRAMONTE ST	WINDSOR	CA	95492-7910
2365	YU ELDY		2858 RUBY TER	SAN JOSE	CA	95148-2173
2366	YUCATAN EXPRESS CORP	ATTN: JOSE CALDERON	1236 E CARLTON AVE	WEST COVINA	CA	91790
2367	YUCATAN EXPRESS CORPORATIO	ATTN: JOSE CALDERON	1236 W CARLTON AVE	WEST COVINA	CA	91790-1634
2368	YURI KRUGLYY		3551 MONICA AVE	LONG BEACH	CA	90808-3351
2369	YZABAL EXPRESS INC	ATTN: JOSE YZABAL	721 N 5TH AVE	COVINA	CA	91723-1007
2370	ZAVALZA’S DELIVERY SERV INC	ATTN: JAIME ZAVAZA	2271 ENCINO PL	POMONA	CA	91766-6247
2371	ZEMARYALAI AHMADULLAH		2090 ALDENGATE WAY	HAYWARD	CA	94545-3526
2372	ZERFE KEBEDE		807 WATERFORD AVE	STOCKTON	CA	95206-6229
2373	Z-MAN ENTERPRISES		8912 POLHEMUS DR	ELK GROVE	CA	95624-2060
2374	ZOHRABIANS INC	ATTN: HENRIK ZOHRABIANS	700 PALM DR APT 106	GLENDALE	CA	91202-2172

Class Settlement Agreement

EXHIBIT A2

(Opt-Out List, 2009)

CALIFORNIA OPT-OUTS

Count	Name	Attention	Address	City	State	ZIP
1	CARLOS E MORA		3854 A ST	NORTH HIGHLANDS	CA	95660-4954
2	DOMINIC VIRTUSIO		5078 EQUESTRIAN CT	FAIRFIELD	CA	94534-1486
3	DOMINIC VIRTUSIO		5078 EQUESTRIAN CT	FAIRFIELD	CA	94534-1486
4	ERNESTO ROJAS		4515 WHALEY AVE	LONG BEACH	CA	90807
5	FRANK JOHNSON		11580 E 2ND AVE	AURORA	CO	80010
6	GILBERT ISSAIAN		3041 PADDINGTON RD	GLENDALE	CA	91206-1334
7	KRIS E SANDVIG		924 FLINT AVE	CONCORD	CA	94518-2515
8	MARICELAS INC	ATTN: WILLIAM R REYNOLDS III	3600 HOMESTEAD RD	RESCUE	CA	95672-9500
9	MICHAEL KNOPP		23009 ORANGEWOOD CT	GRAND TERRACE	CA	92313-5567
10	PAUL WILLIAMS		8175 REDWOOD LN	GRANITE BAY	CA	95746-9396
11	RANDY HARDY		112 CLAREMONT AVE	SANGER	CA	93657-4238
12	RANDY HARDY		112 CLAREMONT AVE	SANGER	CA	93657-4238
13	RICARDO DAVID CRUZ		PO BOX 2645	SANTA ROSA	CA	95405
14	RICHARD PAUL MARTINEZ		207 AMAWDA CT	WHITEHOUSE	TX	75791
15	RIGOBERTO FERNANDEZ		19514 SPRINGPORT DR	ROWLAND HEIGHTS	CA	91748-3148
16	SCOTT NOBLE		13594 HWY BUSINESS 88	LAKESIDE	CA	92040
17	SONNY SARMIENTO		1308 ANDREW DAVID AVE	NORTH LAS VEGAS	NV	89086
18	THOMAS CADLE		15581 WILLOW DR	FONTANA	CA	92337
19	VERNNEST INC	ATTN: TARPLEY, ANTHONY WAYNE	17805 PINE COURT	CARSON	CA	90746
20	WILSON PEREZ		13660 WYANDOTTE ST APT 12	VAN NUYS	CA	91405-2858

1

Class Settlement Agreement

EXHIBIT A3

(Meal and Rest Period Settlement Subclass – Preliminary List)

Meal and Rest Period Settlement Subclass Members (Preliminary List)

ClassList Name
1	ABAD, RUBEN
2	AGRA, AARON NOEL
3	AGUILAR, JOSE ALCIDES
4	AGUILAR, RAUL
5	ALAMILLO, CESAR
6	ALCAZAR, FERNANDO
7	ALI, IRSHAD
8	ALI, ALYUB
9	ALI, NAUSHAD
10	ALLEN, PERRY W
11	ALPUCHE, MIGUEL
12	ALVAREZ, GILBERT
13	ALVAREZ, KENNY
14	ALVAREZ, NESTOR
15	AMBRIZ, CHRISTIAN ISAAC
16	ANDES, JOSHUA
17	ARAIZA, ANDRES
18	ARAIZA, EDUARDO
19	ARAIZA, JOEL
20	ARANDA, ABEL L.
21	ARCE, JOSE LUIS
22	ARELLANO JR., GEORGE
23	ARELLANO, JESUS
24	ARGUERA, JAIME NOE
25	ARNOLD II, KARL CLEMEN
26	ARRAZOLA, MARTIN
27	ATHWAL, SATGUR SHARAN SINGH
28	AUBREY, HENRY
29	AVELLANEDA-LOPEZ, HUMBERTO
30	AVENDANO, CARLOS ARMANDO
31	AVILES, RUFO
32	AWWAD, GHASSAN A.
33	AYON, SAUL BRIJIDO
34	BAHENA, CARMEN
35	BAHR, BRIAN KENNETH
36	BALDWIN, THAD
37	BAN, SAMBONN
38	BANDY, CLINTON

2

39	BANUELOS, ALFONSO
40	BARAJAS, CARLOS
41	BARRETT, LEE
42	BATTAGLIA, JOHN JOSEPH
43	BECERRA, RICHARD
44	BEHRENS, JAMES LOUIS
45	BENJAMIN JR., RICHARD LEE
46	BENYAZED, ANAS
47	BLAS, RICKY
48	BONIATIAN, ARTOUSH
49	BONILLA, CARLOS A ARIAS
50	BOSTWICK, JEFFREY TODD
51	BRADY, DAVID A.
52	BREAKEY, DANIEL ALBERRY
53	BRINKLEY, RUSSELL S.
54	BROOKS, SIDNEY
55	BROWN, TYRONE CURTIS
56	BURGOS, JOAQUIN HERIBERTO
57	BUSETTO, PAULO
58	CABALLERO, MIKE JOSEPH
59	CABRERA JR., MIGUEL
60	CADENA, JORGE E
61	CALDERON, JAIME
62	CALDERON, JORGE
63	CAMACHO, JUAN ANTONIO
64	CAMPOS, RUBEN E.
65	CAMPOS, ALEJANDRO
66	CAMPOS, CARLOS JOSE
67	CANTLEY, HAROLD B.
68	CARBAJAL, PIOQUINTO
69	CARRERA, AGUSTIN
70	CASAREZ, ABEL
71	CASTILLO, JOSE LUIS
72	CASTRO, JOSE ALBERTO
73	CASTRO, GREG A.
74	CASTRO, MARIO F
75	CHAIDEZ, ALBERTO
76	CHAPMAN, JOHN THOMAS
77	CHAVES, RHANIERY RODRIGO
78	CHAVEZ, ERNESTO
79	CHERNIK, SERGEY P

3

80	CHILIN, JOSE
81	CHOJOLAN GARCIA, LUIS A
82	CHURCHWELL, JOHN
83	CINTRON, PEDRO
84	CLAIRE, PAVITAR
85	CLARK, SHANE
86	CLERE, CHARLES DAVID
87	COBIN, MARIA
88	COE, JAMES
89	COMEAUX, VINCENT
90	CONTRERAS, JUAN
91	COREA, JUAN C
92	CORONA, JOSE ALEJANDRO
93	CORONEL, MARTIN
94	COSTA, EDSON A
95	COSTA, JOAO JOHN
96	CRAWFORD, BOBBY
97	CRUZ, RAFAEL V
98	CUSHMAN, MICHAEL TROY
99	DA COSTA, JAIR
100	DANE, WILLIAM
101	DAVISON, CHRISTOPHER L
102	DAVISON, JEFFREY JAMES
103	DE LEON, RUBEN QUIRINO
104	DE MIRANDA, MARCONI
105	DEAS, RODNEY
106	DEL RIO, MARIO
107	DELACRUZ, JIM
108	DELAPAZ, RONALD
109	DELEON, LATASHA
110	DESARACHO, JOSE
111	DHALIWAL, HARDEEP S.
112	DIAZ, JACKDIAZ
113	DINIZ, MARCELLO
114	DUPREY, JOHN F.
115	DY, FRANCISCO
116	ELLIS, BRIAN RICK
117	ENCISO, OSCAR
118	ENRIQUEZ, MANUEL
119	ERTEL, KENNETH G.
120	ESPINOZA, ANGEL

4

121	ESQUIVEL, MARCO A
122	EUCCE, BRUCE EUGENE
123	FAMBRO SR., LARRY
124	FARAO, RICHARD TONY
125	FARIAS, VANDALIVIA SANTOS
126	FARIAS, ARNALDO LEITAO DE
127	FAVELA, ALBERTO CASTRO
128	FELIX, LEON
129	FERNANDEZ, DARRYLE EDUARDO
130	FERNANDEZ, JESSE
131	FERREIRA, ADRIANO
132	FERREIRA, ALEX
133	FIGUEROA, YAIR ABREGO
134	FILPI, JOHN MATTHEW
135	FLINN, RODNEY N.
136	FLORES, OSCAR B.
137	FLORES, RAYMOND J.
138	FLORES, STEVE A.
139	FLORES, WILLIAM DIEGO
140	FRIAS, PEDRO
141	FRY, RAYMOND
142	FUENTES, RAMON GUEVARA
143	GAIDA, RICHARD
144	GALAN, MICHEL
145	GALLARDO, THOMAS ANTHONY
146	GALLEGOS, JESSE
147	GALLEGOS, JOSE ALFREDO
148	GALVAN, JORGE ROBLES
149	GARAMONI, DOUG
150	GARCIA, FERMIN
151	GARCIA, JOEL
152	GARCIA, JOSE JESUS
153	GARCIA, OSCAR
154	GARZA, JORGE L.
155	GARZA, SERGIO
156	GASCON, GENEROSO LARIOZA
157	GHERIBIAN, EDIK
158	GIRON, JAIME
159	GOMEZ, ARTURO
160	GOMEZ, LUIS
161	GOMEZ, RYAN JESS

5

162	GOMEZ, VICTOR R.
163	GONZALEZ, ILDA
164	GONZALEZ, JORGE LUIS
165	GONZALEZ, LUIS C.
166	GONZALEZ, OSCAR VLADIMIR
167	GRANADOS, TY PRESTON
168	GRATTEROLA, RON
169	GRIDER, MICHAEL KRISTIAN
170	GUADARAMA, CARLOS
171	GUERRERO, MANUEL CORONADO
172	GUILLEN, LUIS A.
173	GUTIERREZ, ROY E.
174	GUZMAN, JORGE
175	HAMASHITA, GERRY D
176	HANKS, MATTHEW JAMES
177	HARGIS II, JOHN W
178	HARKINS, RON L
179	HARRIS, MARK ELLIOTT
180	HARRISON II, DEREK EMILE
181	HARTWELL, MICHAEL BERNARD
182	HASTON, DAVID EDWARD
183	HERBERT, SHAWN
184	HERNANDEZ, JULIO CASAS
185	HERNANDEZ, LUIS
186	HERNANDEZ, CARLOS
187	HERNANDEZ, CARLOS A.
188	HERNANDEZ, GABRIELLA
189	HERNANDEZ, JOSHUA JOSEPH
190	HERNANDEZ, LINO
191	HERRERA, ADAM
192	HICKS, MICHAEL
193	HIGUERA, JUAN CARLOS
194	HOUSEPIAN, JEREMY MARTIN
195	HUGHES, J. STUART
196	HUIZAR, GABRIEL
197	HUSSAN, JAMEER
198	ISHMAEL, MICHAEL
199	IWUANYANWU, LAWRENCE
200	JAMES, MITCHELL F
201	JARAMILLO, MARICEL SAMPILO
202	JHANJAR, BHUPINDER S.

6

203	JUAREZ, GERARDO
204	JUSTICE, CHARLES NORMAN
205	KARSSLI, MUSTAFA M
206	KASAINE, RICHARD SAAMAN
207	KELLY, MARTIN ANTHONY
208	KHALIK, MAHRUM-ABDUL
209	KIM, NAROS
210	KLIMENKO, PAUL
211	KRIKAVA, JAMES JEFFERSON
212	KUMAR, NAVNEET
213	LANZ, RUDY H.
214	LARA, RICARDO G
215	LEATHERWOOD, TANFIRU
216	LEE, CHUYI VANG
217	LEITE, AUGUSTO
218	LEON, EDUARDO
219	LIMA, LUCIANO P
220	LODGE, MATTHEW
221	LOERA, JESUS
222	LOPES, JOSE
223	LOPES, VENOR ELIAS
224	LOPEZ, CARLOS
225	LOPEZ, ELMER
226	LOPEZ, GUILLERMO
227	LOPEZ, HUGO CESAR
228	LOPEZ, JOSE
229	LOPEZ, OSCAR L.
230	LOZANO, JAVIER
231	LUGO JR., JOSE L
232	LUJANO, RUFINO V
233	LUNA, GUSTAVO GONZALES
234	LUNA, JESUS
235	MACHT, KEITH
236	MACIAS, JOE ALFRED
237	MACIEL, JESUS
238	MACIEL, JOSE
239	MADARA, WILLIAM
240	MAKHANI, RYAN A
241	MANZO, JOSE
242	MARIN, FLUVIO VINICIO
243	MARQUEZ, ESTEBAN L.

7

244	MARQUEZ, MARGARITO
245	MARQUEZ, MAURICIO
246	MARQUEZ, REBECCA L.
247	MARTIN, LUIS
248	MARTINEZ, GONZALO
249	MASON, ROY
250	MCCORKLE, SHAUN WALLACE
251	MEDRANO, RENE O
252	MEJIA, JOSE LUIS
253	MENDES, HIRAM R.
254	MILLER, RALPH GERALD
255	MOL, CHUCK
256	MOLINA, MAURICIO
257	MONCADA, BERNARDO ALVARADO
258	MONCADA, OSCAR E.
259	MONDRAGON, JOSE ANTONIO
260	MONEGO, IVAN
261	MOORE, J BARTON
262	MOOSAKHANIAN, HAMMLET
263	MORA, EDUARDO
264	MORAES, ALEXANDRE
265	MORALES, FERMIN EDUARDO
266	MORALES, FRANCISCO J
267	MORAN, FRANCISCO
268	MORGADO, MARK D.
269	MORGAN, LANCE CRAIG
270	MOROTTI, JOHN M.
271	MORSE, DONALD
272	MOTTONEN, CHARLES ALBERT
273	MOYLAN, KELLY
274	MULLIN, MATTHEW R
275	MUNOZ, RAFAEL H
276	MUNOZ, JAIME J.
277	MUNOZ, JOSE LUIS
278	NASCIMENTO, RAFAEL MENDONCA
279	NAVARETTE JR., JESUS
280	NAVARRO JR., ROBERTO G.
281	NAVARRO, DAVID LARES
282	NAVARRO, JOSE ORLANDO
283	NAVARRO, ROBERT
284	NELSON, KEVIN IVAN

8

285	NEWMAN, TROY L.
286	NEWTON, MICHAEL DAVID
287	NODA, GALDENIO
288	NODA, LAZARO
289	NORADIAN, PHILLIP
290	NORTON JR., WILLIAM WALLACE
291	OCHOA-CARRILLO, EUGENIO G
292	OLIVARES, MICHAEL ALEXANDER
293	OLIVEIRA, LUIS
294	ORELLANA, JUAN
295	ORENDAIN III, FLORENCIO SALUMBIDES
296	ORK, PROS
297	ORNELAS, ROBERT
298	OURAGA, THOMAS BIOH
299	OVID, JOSE H.
300	OWEN, JOHN H.
301	PACHECO, ENRIQUE
302	PADERES, RONNIE
303	PADILLA, JUAN
304	PAREKH, AASIF MUSA
305	PARKER, ANDREW
306	PATTON, MARK THOMAS
307	PAZ, ERIC E.
308	PENA,AGUSTIN
309	PEORO, EPHRAIM
310	PEREZ, CHRISTIAN
311	PEREZ, EMANUEL
312	PEREZ, LUIS ENRIQUE
313	PEREZ, RAUL M.
314	PEREZ, STEVEN
315	PEREZ, VICENTE JR.
316	PERKINS, ANDREW W.
317	PIMENTEL, KRISTAN
318	PITCOCK, ROBERT A.
319	PLASCENCIA, HECTOR
320	PONTAROLO, MARJORIE
321	PONTIOUS, BARRY F.
322	POPOV, VITALY
323	PORRAS, ROBERT
324	POVOA, LEONARDO LABIAK
325	PRATO, JOE

9

326	PRIEGO, ALEJANDRA
327	PULIDO, JORGE
328	QUINN, KEVIN FRANCIS XAVIER
329	RAMIREZ, JOSE ANTONIO
330	RAMIREZ, VICTOR
331	RAMOS, JORGE
332	RAMOS, JOHN MIGUEL
333	RAMOS, SAMUEL
334	RASKOWSKY, PETER
335	RAUNSBAK, JAMES R
336	RAY, JARRETT M
337	REID, KENNETH WAYNE
338	RILEY, WILLIE EARL
339	RIOS, JOANNIE
340	RIVAS, BERTHA
341	RIVERA VARGAS, MANUEL
342	RIVERA, LEWIS MORA
343	ROBB, ROBIN
344	ROBLES, JOSE EBERARDO
345	ROCHA, CARLOS
346	RODRIGUEZ, PEDRO YAN
347	RODRIGUEZ, AGUSTIN E.
348	RODRIGUEZ, CARLOS
349	RODRIQUEZ, JOHN
350	ROGERS, MICHAEL JEFFERY
351	ROLA, RONALD VILLASENOR
352	RUELOS, ROY IMANIL
353	RUST, JACK
354	SABOGAL, ALEJANDRA
355	SAELEE, NAI
356	SAGISI JR., BENJAMIN A.
357	SAID, RAHMATULLAH
358	SALANG, SENG
359	SALAZAR, TROY JOSEPH
360	SALDANA, DANIEL
361	SALDANO, LUIS
362	SALE, WILLANDSON
363	SALIH, KARWAN A
364	SALUDES, ALEJANDRO A
365	SAM, KANYA
366	SAM, SOPHAL P.

10

367	SAMPILO, ROY JAMON
368	SANCHEZ, HOLGAR
369	SANDOVAL SR., SALVADOR
370	SANDOVAL, LUIS ENRIQUE
371	SANDOVAL, SALVADOR
372	SANTANA ESQUIVEL, JORGE
373	SANTANA, MISAEL
374	SANTANA, JOHN
375	SANTANA, LUIZ PEREIRA
376	SANTIAGO, LUIS
377	SANTIAGO, ALEX
378	SANTOS, ALBERTO
379	SANTOS, ALEX
380	SANTOS, JOSE M
381	SARWAN, HARMIT
382	SCHAFFER, STEPHEN L.
383	SCHNELL, JAMES
384	SCOTT, ALI
385	SECORD, ROBERTO
386	SEMBHI, DALVIR
387	SEPANIAN, SEROJ
388	SERNA, JOSE
389	SESE, ANTHONY VILLANUEVA
390	SETAGHIAN, JIRAYR
391	SHARMA, RAJNESH
392	SHEBAN, JAMES M
393	SHROUT, ROGER
394	SILVA, CLAUDIO
395	SINGH, KAMAL
396	SINGH, BALWINDER
397	SINGH, JAGDISH
398	SITUMORANG, JHONSON H
399	SLICK, DAVID
400	SMITH, CONGA LEIGH
401	SMITH, MARGARET ELIZABETH
402	SMITH, MARQUES
403	SMITH, MARTY EDWARD
404	SOCH, PATRICK
405	SOCHIRCA, ION
406	SODERQUIST, ROBERT MATTHEW
407	SOLANO, GEORGE

11

408	SOLORZANO, MAURICIO
409	SOSA, ANGELO DANTE
410	SOTO, OSCAR
411	SPROULE, GREGORY
412	STANKOVIC, DALIBOR
413	STIREWALT, CLYDE M.
414	SUAREZ, JUAN RODRIGO
415	SURI, RAJINDER
416	SYLVESTER, ANGELA
417	TABIBIAN, SHAHRAM
418	TANG, FRANK C
419	TERAN, DAVID GABE
420	THOMAS, DONNIE
421	THOMAS, DWIGHT
422	TOBIAS, CARLOS E.
423	TODD, MELISSA NICHOLE
424	TOROSSIAN, NEJDIK
425	TORRES, ALBERTO ANTONIO
426	TORRES, EDGAR
427	TOVAR, ALFREDO
428	TOVAR, JARIM
429	TREJO, REYES J
430	TREVINO, EDWARD MIKE
431	TRIVEDI, DHAVAL
432	UKWUEZE, IKE COSMAS
433	UPSON, JAMES E.
434	URCIAGA, BRENDA SUE
435	VALDEZ, GABRIEL
436	VALENCIA, GEORGE A.
437	VANCIL, MICHAEL
438	VARGAS, GERARDO GALLEGOS
439	VARGAS, HUGO FERNANDO
440	VEGA, HUGO A
441	VELASQUEZ, RAYMOND
442	VERDUZCO, ADAN HERNANDEZ
443	VILLALOBOS, ENGELBERT
444	VILLAMOR, CHRISTOPHER
445	VILLANUEVA, JOSE
446	VILLATORO, ALMA ESPERANZA
447	WALKER, JEFFERY ALAN
448	WALKER, JEREMY PRESTON

12

449	WARDAK, HEWAD
450	WARE, STEVEN
451	WEATHERBIE, JOHN GREGORY
452	WEATHERS, MICHAEL J.
453	WILLIAMS, TRENT
454	WONG, WELFORD
455	WRIGHT, MARK L
456	WRIGHT, AARON
457	WRIGHT, ALAN
458	WUN, ALBERT
459	XAVIER, CRISTIANO
460	YIM, SANG
461	YOUNG, ERIC JAMES
462	YZABAL, JOSE
463	ZAGOVIC, NEDZAD
464	ZAVALZA, JAIME
465	ZEPEDA, ALBERTO
466	ZEPEDA, CARLOS ALBERTO
467	ZHAO, EDWIN YANG
468	ZUNIGA, JESUS LIMA

13

Class Settlement Agreement

EXHIBIT B

([Proposed] Final Approval Order)

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

BETH A. ROSS (SBN 141337)

bross@leonardcarder.com

AARON D. KAUFMANN (SBN 148580)

akaufmann@leonardcarder.com

DAVID P. POGREL (SBN 203787)

dpogrel@leonardcarder.com

ELIZABETH R. GROPMAN (SBN 294156)

egropman@leonardcarder.com

LEONARD CARDER, LLP

1330 Broadway, Suite 1450

Oakland, California 94612

Tel: (510) 272-0169

Fax: (510) 272-0174

Attorneys for Plaintiffs and the Putative Class

UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

DEAN ALEXANDER, et. al., on behalf of	)	Case No: 3:05-cv-38 EMC
themselves and all others similarly situated,	)
	)	[PROPOSED] ORDER AND
Plaintiffs,	)	JUDGMENT GRANTING FINAL
	)	APPROVAL TO CLASS ACTION
vs.	)	SETTLEMENT AND PAYMENT
	)	OF ATTORNEYS’ FEES AND
FEDEX GROUND PACKAGE SYSTEM, INC.	)	INCENTIVE AWARDS
et. al.,	)
	)	Date:
Defendant.	)	Time:
	)	Dept.:

This matter came before the Court for hearing on                     , to consider final approval of the proposed Settlement reached by and between Plaintiffs Dean Alexander, Peter Allen, Albert Anaya, Suzanne Andrade, Jarrett Henderson, Ely Ines, Jorge Isla, Paul Infantino, Eric Jeppson, Gupertino Magana, Bernard Mendoza, Jesse Padilla, Marjorie Pontarolo, Joey Rodriguez, Dale Rose, Allan Ross, Agostino Scalercio, and Anthony Ybarra (collectively, “the Plaintiffs), on behalf of themselves and the Certified Class, the Certified Overtime Subclass, and

[PROPOSED] ORDER AND JUDGMENT GRANTING FINAL APPROVAL TO CLASS ACTION SETTLEMENT AND PAYMENT OF ATTORNEYS’ FEES AND INCENTIVE AWARDS

Case No. 3:05-cv-38 EMC

1

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

the Certified Meal and Rest Period Settlement Subclass , and Defendant FedEx Ground Package System, Inc. (“FXG” or “FedEx Ground”) (collectively, “the Parties”), the terms of which Settlement are set forth in the Class Action Settlement Agreement (the “Settlement Agreement”) attached as Exhibit 1 to the Declaration of Beth A. Ross In Support of the Preliminary Approval of Class Settlement, Certification of Settlement Subclass, and Supplemental Class Notice. This Court has reviewed and considered all documents, evidence, [any objections,] and the arguments presented in support of or against the Settlement. Good cause appearing therefore, this Court hereby grants final approval of the Settlement and enters this Judgment.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. Unless otherwise stated herein, all capitalized terms contained in this Order and Judgment shall have the same meaning and effect as stated in the Settlement Agreement (in addition to any capitalized terms defined herein).

2. This Court hereby approves the Settlement and finds that the Settlement is, in all respects, fair, reasonable, and adequate and hereby directs the Parties to perform, or cause to be performed, the remaining terms of the Settlement as set forth in the Settlement Agreement. The Court authorizes the payment by the Settlement Administrator, of Valid Claims approved by the Settlement Administrator, in accordance with the terms of the Settlement Agreement.

3. The Court hereby approves and authorizes one million six hundred thousand dollars ($1,600,000) in civil penalties pursuant to California Labor Code Section 2699, and orders that the Settlement Administrator pay 75% of that sum, one million two hundred thousand dollars ($1,200,000), to the Labor and Workforce Development Agency of the State of California, in accordance with the terms of the Settlement Agreement and California law.

4. This Court hereby dismisses with prejudice this action, specifically including the Released Claims, with each party to bear its own costs and attorneys’ fees, except as provided in Paragraph 10 below.

5. Upon the entry of this Final Approval Order, Plaintiffs, all Class Members, Overtime Subclass Members, and Meal and Rest Period Settlement Subclass Members (as identified in Exhibit A hereto) shall be deemed to have fully, finally, and forever released,

[PROPOSED] ORDER AND JUDGMENT GRANTING FINAL APPROVAL TO CLASS ACTION SETTLEMENT AND PAYMENT OF ATTORNEYS’ FEES AND INCENTIVE AWARDS

Case No. 3:05-cv-38 EMC

2

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

relinquished, and discharged all Released Claims against all Releasees. As set forth in Sections I.T-U and VIII of the Settlement Agreement, which are incorporated by reference herein, the “Released Claims,” as to Plaintiffs, all Class Members, and all Subclass members means all claims, actions, causes of action, administrative claims, demands, debts, damages, penalties, costs, interest, attorneys’ fees, obligations, judgments, expenses, or liabilities, in law or in equity, whether now known or unknown, contingent or absolute, except as specifically provided below, which: (i) are owned or held by Plaintiffs, General Class Members, and Overtime Subclass Members and/or by their affiliated business entities (if any), or any of them, as against Releasees, or any of them; and (ii) arise under any statutory or common law claim which was asserted in Plaintiffs’ operative complaint or, whether or not asserted, which could have been asserted in this action arising out of the factual allegations set forth in the operative complaint and that are related to, or arise from, the employment classification of the Class or Overtime Subclass. Members of the Meal and Rest Period Settlement Subclass and or their affiliated business entities (if any), as against Releasees, or any of them, release any claims, causes of action, administrative claims, demands, debts, damages, penalties, costs, interest, attorneys’ fees, obligations, judgments, expenses, or liabilities, in law or in equity, whether now known or unknown, contingent or absolute, premised on the factual allegations in Plaintiffs’ operative complaint for failure to provide them with meal and rest periods as required by California Labor Code Sections 226.7, 510 and IWC Wage Order 9 between August 1, 2011 and August 31, 2015 as alleged in the Third Cause of Action. It is expressly understood between the parties that this release of claims does not extend to and does not release claims that are owned or held by General Class Members, Overtime Subclass Members, or Meal and Rest Period Settlement Subclass Members and/or by their affiliated business entities (if any), as against Releasees, or any of them, for claims premised on alleged violations of California Labor Code Sections 226.7, 510 and IWC Wage Order 9 (if any) that accrued at any time prior to August 1, 2011, which claims were not certified as class claims in this action and are not covered by the Settlement Agreement.

6. Upon the entry of this Final Approval Order, Plaintiffs and all Class Members (as identified in Exhibit A hereto) are barred and enjoined from asserting, filing, maintaining, or

[PROPOSED] ORDER AND JUDGMENT GRANTING FINAL APPROVAL TO CLASS ACTION SETTLEMENT AND PAYMENT OF ATTORNEYS’ FEES AND INCENTIVE AWARDS

Case No. 3:05-cv-38 EMC

3

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

prosecuting, or in any way participating in the assertion, filing, maintenance or prosecution, of any action asserting any Released Claim against any of the Releasees, as set forth in and in accordance with the terms of the Settlement Agreement. Nothing herein shall in any way impair or restrict the right of the Parties to enforce the terms of the Settlement.

7. This Court finds that the administration of the Settlement Notice was performed in accordance with the Preliminary Approval Order entered by this Court on                     , and that such notice was reasonable, constituted the most practicable notice under the circumstances, and complied with the requirements of the Federal Rules of Civil Procedure and due process.

8. This Court finds that the administration of the notice required by the Class Action Fairness Act (“CAFA”), 28 U.S.C. § 1715, was performed in accordance with the Preliminary Approval Order entered by this Court on                      and with the requirements of CAFA.

9. All objections made to the Settlement [if any] are hereby overruled.

10. This Court hereby approves the attorneys’ fees and expenses requested by Class Counsel in the amount of $          and directs payment from the Class Settlement Fund of that amount to Class Counsel, in accordance with the terms of the Settlement Agreement.

11. The Court hereby approves the Incentive Awards of $10,000 to Plaintiffs Dean Alexander, Peter Allen, Albert Anaya, Suzanne Andrade, Jarrett Henderson, Ely Ines, Paul Infantino, Jorge Isla, Eric Jeppson, Gupertino Magana, Bernard Mendoza, Jesse Padilla, Joey Rodriguez, Dale Rose, Allan Ross, Agostino Scalercio, and Anthony Ybarra and directs payment of that amount from the Class Settlement Fund to each of them, in accordance with the terms of the Settlement Agreement. The Court hereby approves the Incentive Award of $1,500 to Plaintiff Marjorie Pontarolo and directs payment of that amount from the Class Settlement Fund to her, in accordance with the terms of the Settlement Agreement.

12. Plaintiffs have requested appointment of the Impact Fund (Berkeley, CA) and California Rural Legal Assistance Foundation (San Francisco, CA) as the cy pres beneficiaries. Because the Impact Fund and the California Rural Legal Assistance Foundation meet the test under Dennis v. Kellogg Co., 697 F.3d 858, 865 (9th Cir. 2013) that “there be a driving nexus between the plaintiff class and the cy pres beneficiaries,” the Court hereby designates the Impact Fund and California Rural Legal Assistance Foundation as cy pres beneficiaries for receipt of undistributed funds, in equal shares, as provided under the Agreement and this Order.

[PROPOSED] ORDER AND JUDGMENT GRANTING FINAL APPROVAL TO CLASS ACTION SETTLEMENT AND PAYMENT OF ATTORNEYS’ FEES AND INCENTIVE AWARDS

Case No. 3:05-cv-38 EMC

4

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

13. Neither the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Settlement, is or may be deemed to be or may be used as: (a) an admission of, or evidence of, the validity of any Released Claim or any wrongdoing or liability of any Releasee; (b) an admission or concession by Plaintiffs or any Class Member or Subclass Member of any infirmity in the claims asserted in any complaint or amended complaint filed in this action; (c) an admission of, or evidence of, any fault or omission of any of the Releasees in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal.

14. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) the implementation of the Settlement; and (b) the Parties and their counsel, and the Settlement Administrator, for the sole purpose of construing, enforcing, and administering the Settlement and this Order and Judgment.

15. There is no reason for delay in the entry of this Judgment. The Clerk of this Court is hereby directed to immediately enter this Judgment.

IT IS SO ORDERED, this the      day of             , 201    .

Honorable Edward M. Chen
United States District Judge

[PROPOSED] ORDER AND JUDGMENT GRANTING FINAL APPROVAL TO CLASS ACTION SETTLEMENT AND PAYMENT OF ATTORNEYS’ FEES AND INCENTIVE AWARDS

Case No. 3:05-cv-38 EMC

5

Class Settlement Agreement

EXHIBIT C

(Claim Form)

CLAIMANT IDENTIFICATION FORM

[INSERT]

First1 Last1 |||||||||||||||||||||||||||||||

Business Name

Address1 Address2 Claim#: XXXXXXXXXX

City, State, Zip

This Claimant Identification Form is to be used only to request a payment under the Class Action Settlement Agreement in the case of Dean Alexander et al. v. FedEx Ground Package System, Inc., 3:05-CV-0038 EMC which provides for the settlement of certain claims on behalf of certain pickup and delivery drivers for FedEx Ground Package System, Inc. (“FedEx Ground”) in the State of California.

If you wish to obtain a settlement payment, you must complete this Claimant Identification Form in its entirety, sign where indicated, and either submit your completed Claimant Identification Form along with the provided IRS Form W-9 (1) by United States Mail, with first-class postage postmarked no later than [INSERT DATE], to RUST CONSULTING, [INSERT ADDRESS], or (2) electronically, at the Settlement Administrator Website [INSERT WEBSITE INFORMATION] no later than [INSERT DATE].

PLEASE PROVIDE THE FOLLOWING INFORMATION:

NAME

BUSINESS NAME (if applicable)

MAILING ADDRESS

TELEPHONE NUMBER

E-MAIL ADDRESS

TAXPAYER IDENTIFICATION/ SOCIAL SECURITY NUMBERS

FedEx Ground has identified persons who operated one or more routes in California between November 17, 2000 and October 15, 2007. You are getting this Form because FedEx Ground’s records indicate that you are one of those persons, or because court filings indicate that you may have previously received notice from the court about this lawsuit. FedEx Ground also has provided information concerning the time between November 17, 2000 and March 6, 2015 during which you operated routes in California. If you continued to personally drive from March 6, 2015 through August 31, 2015, you have been credited with a number of eligible weeks for that period based on the extent of your driving during the period January 1, 2015 through March 6, 2015.

Based on the terms of the settlement formula, your estimated settlement payment will be: $        .

The exact amount you will receive from the Settlement Fund cannot be finally calculated at this time because we do not yet know the number of valid Claimant Identification Forms that will be submitted and the Court has not yet approved the amounts that will be deducted from the Class Settlement Fund, which include Plaintiffs’ Counsel’s application for attorneys’ fees and expenses, and incentive awards for the individuals who brought this lawsuit.

PLEASE REMEMBER TO:

•	Fill out both sides of the included Form in its entirety (including the W-9 on the back)

•	Sign and date the Sworn Certification

•	Submit the completed Form, including the W-9 on the back, to the Settlement Administrator no later than [INSERT DATE] by First Class Mail: RUST CONSULTING, [INSERT ADDRESS], or electronically at [INSERT WEBSITE].

INFORMATION DERIVED FROM FEDEX GROUND RECORDS INDICATES THAT:

You contracted with FedEx Ground during the listed periods between 11/17/2000 and 8/31/2015:

FEDEX CONTRACT: [Insert NID NAME 1]	START DATE:	END DATE:

FEDEX CONTRACT: [Insert NID NAME 2]	START DATE:	END DATE:

FEDEX CONTRACT: [Insert NID NAME 3]	START DATE:	END DATE:

GENERAL CLASS	Between 11/17/2000 and 8/31/2015 you personally drove:
¡ More than 35 hours: workweeks
¡ Less than 35 hours, but more than 25 hours: workweeks
¡ Less than 25 hours, but more than 0 hours: workweeks

OVERTIME SUBCLASS	Between 11/17/2000 and 8/31/2015 you personally drove overtime hours.

MEAL AND REST PERIOD SETTLEMENT SUBCLASS	Between 8/1/2011 and 8/31/2015 you personally drove days.
NOTE: If you drove any qualifying days, you have the opportunity to ask to be excluded from this subclass. Please read Questions 12-13 in the accompanying Notice.

SWORN CERTIFICATION (You will not be eligible for any settlement payment unless you sign and date this statement):

I swear, under the penalties of perjury recognized by the laws of the United States, that I, on behalf of myself and on behalf of any business entity with which I am or was affiliated: 1) entered into an Operating Agreement with FedEx Ground Package System, Inc. or FedEx Home Delivery; 2) drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) at some time between November 17, 2000 and October 15, 2007 to provide package delivery services pursuant to the Operating Agreement; and 3) was dispatched out of a terminal located in California.

SIGNATURE	DATE

IF YOU ARE ELIGIBLE FOR THE OVERTIME SUBCLASS:

I swear, under the penalties of perjury recognized by the laws of the United States, that I, on behalf of myself and on behalf of any business entity with which I am or was affiliated: 1) entered into an Operating Agreement with FedEx Ground Package System, Inc. or FedEx Home Delivery; 2) drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) at some time between November 17, 2000 and October 15, 2007 to provide package delivery services pursuant to the Operating Agreement; 3) was dispatched out of a terminal located in California; and 4) at any time during the class period operated a vehicle with gross vehicle weight rating of less than 10,001 pounds.

SIGNATURE	DATE

IF YOU ARE ELIGIBLE FOR THE MEAL AND REST PERIOD SETTLEMENT SUBCLASS:

I swear, under the penalties of perjury recognized by the laws of the United States, that I, on behalf of myself and on behalf of any business entity with which I am or was affiliated: 1) entered or will enter into a FXG Ground or FXG Home Delivery form Operating Agreement (now known as form OP-149 and form OP-149 RES) between November 17, 2000 and October 15, 2007; 2) drove or will drive a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) since August 1, 2011, to provide package pick-up and delivery services pursuant to the Operating Agreement; and 3) were dispatched out of a terminal in the State of California.

SIGNATURE	DATE

Computation of Estimated Share.

Your estimated share of the settled case is $        . This estimate is based on the information listed below.

You do not need to submit this form if the information is accurate. Submit this form to the Claim Administrator only if you believe that any of the information below is inaccurate. Important:

1.	It is strongly recommended that you keep proof of timely mailing and/or faxing for your records until receipt of your settlement payment.

2.	If you change your mailing address, please send your new mailing address to the Claim Administrator. It is your responsibility to keep a current address on file with the Settlement Administrator to ensure receipt of your settlement payment.

Your Estimated Settlement Share is based on the following calculation based on work performed between November 17, 2000 and August 31, 2015 (the Claim Period):

$ .	For workweeks in which you personally drove one of your routes 35 hours or more

$ .	For workweeks in which you personally drove one of your routes less than 35 but more than 24 hours

$ .	For workweeks in which you personally drove one of your routes less than 25 but more than 0 hours

$ .	Based on overtime hours you personally drove a vehicle with a GVWR of less than 10,001 pounds (Overtime Subclass)

$ .	Based on days you personally drove between August 1, 2011 and August 31, 2015 (Meal and Rest Period Settlement Subclass)

You qualify for the Minimum Payment of $250.00

This amount is subject to change, up or down, depending on the number of Class members who submit timely and valid claims and/or submit challenges to the estimated amounts.

Challenge Procedure – If you disagree with the information shown above:

Check the box below ONLY if you wish to challenge the dates and information listed above. You do NOT have to submit this form if you agree with the dates of employment, the workweek count and the hours per workweek shown in FedEx Ground’s scanner records as listed above. Any challenges must be sent by mail to the Settlement Administrator and be post-marked by no later than [INSERT DATE] to RUST CONSULTING [INSERT ADDRESS]. Challenges post-marked after this date will not be honored.

☐	I have included below a written statement of what I believe to be the correct number of workweeks and hours per workweek that I personally drove one of my FedEx Ground Routes in the State of California during the period November 17, 2000 through August 31, 2015. I have also included information and/or documentary evidence that supports my challenge. I understand that by submitting this challenge I authorize the Settlement Administrator to review FedEx Ground’s business records and determine the validity of my challenge.

SIGNATURE

Name of Class Member:

Class Member ID Number (from address label):

Statement of Reasons and provide documentation of correct number of workweeks and hour per workweek that I personally drove one of my FedEx Ground routes in the State of California during the period November 17, 2000 through August 31, 2015.

[Attach documentation and use separate pages as necessary]

Class Settlement Agreement

EXHIBIT D

(Settlement Notice)

NOTICE OF CLASS ACTION SETTLEMENT

UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

Alexander et al. v. FedEx Ground Package System, Inc.

Case No. 3:05-cv-38 EMC

If You Are or Were a FedEx Ground or FedEx Home Delivery Pickup and Delivery Driver in the State of California and Entered into an Operating Agreement Between November 17, 2000 and October 15, 2007 You Could Be Eligible for a Payment From a Class Action Settlement.

If You Are Eligible, You May Receive a Minimum Payment of $190 or $240 For Each Week In Which You Drove Full-Time Between November 17, 2000 and August 31, 2015.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. A FEDERAL COURT AUTHORIZED THIS NOTICE. THIS IS NOT A SOLICITATION FROM A LAWYER.

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT

SUBMIT THE CLAIMANT IDENTIFICATION FORM (INCLUDED WITH THIS NOTICE)	The only way to receive a settlement payment is to submit the Claimant Identification Form included with this notice to the Settlement Administrator by the claim filing deadline of [INSERT DATE].

OBJECT AND GO TO A HEARING

Write to the Court about why you don’t like the settlement. If you object, you may ask to speak in Court about the fairness of the Settlement (though you do not have to go to a hearing).

Please note: Even if you object to the settlement, the Court may not agree with your objection. In order to protect your right to a payment in case, you must submit a claimant identification form.

ASK TO BE EXCLUDED from Meal and Rest Period Settlement Subclass (applies only if you continued to contract with FedEx Ground on or after August 1, 2011)	Write a letter to the Court about why you would like to be excluded from the Meal and Rest Period Settlement Subclass postmarked by [INSERT DATE]. If you ask to be excluded, you will not receive a settlement payment from the Meal and Rest Period Subclass fund, but you will keep your right to sue FedEx Ground separately for meal and rest period claims.

DO NOTHING	Get no payment and give up your rights to be a part of any other lawsuit against FedEx Ground related to the claims that are the subject of the settlement.

TABLE OF CONTENTS

BASIC INFORMATION
1. Why did I get this notice package?
2. What is this lawsuit about?
3. Why is this a class action?
4. Why is there a settlement?

WHO IS IN THE SETTLEMENT
5. How do I know if I am part of the settlement?
6. Are there exceptions to being included?

THE SETTLEMENT BENEFITS – WHAT YOU GET
7. What does the settlement provide?
8. How much will my payment be?

HOW YOU GET A PAYMENT
9. Submitting a Claimant Identification Form
10. When would I get my payment?
11. What am I giving up to get a payment?

MEAL AND REST PERIOD SETTLEMENT SUBCLASS
12. What are my options for the Meal and Rest Period Settlement Subclass?
13. What if I want to be excluded from the Meal and Rest Period Settlement Subclass?

THE LAWYERS REPRESENTING THE CLASS
14. Do I have a lawyer in this case?
15. How will the lawyers and Plaintiffs be paid?

OBJECTING TO THE SETTLEMENT
16. How do I tell the Court that I don’t like the settlement?

THE FINAL APPROVAL FAIRNESS HEARING
17. When and where will the Court decide whether to approve the settlement?
18. Do I have to come to the hearing?
19. May I speak at the hearing?
20. What happens if I do nothing at all?

GETTING MORE INFORMATION
21. Are there more details about the settlement?

BASIC INFORMATION

1. Why did I get this notice package?

You received this notice because FedEx Ground’s records show that you signed a FedEx Ground Pickup and Delivery Contractor Operating Agreement to provide service in California sometime during the period between November 17, 2000 and October 15, 2007 and that you may have personally worked as a full-time driver under that contract between November 17, 2000 and the present.

This notice summarizes the proposed settlement. For the precise terms and conditions of the settlement, please see the settlement agreement available at www.                     .com, by contacting class counsel (see Question 21), by accessing the Court docket in this case through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the office of the Clerk of the Court for the United States District Court for the Northern District of California, 450 Golden Gate Avenue, San Francisco, CA 94102, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays.

2. What is this lawsuit about?

The people who brought the suit are seventeen drivers who operated FedEx Ground or FedEx Home Delivery routes and they are called “Plaintiffs” in this notice. The Plaintiffs sued FedEx Ground Package System, Inc., which is referred to as “Defendant” in this notice. The Plaintiffs brought the lawsuit on behalf of themselves and a class of other pickup and delivery drivers who, like them, signed contracts with FedEx Ground to operate FedEx Ground or Home Delivery routes in the State of California.

This lawsuit is about whether FedEx Ground misclassified pick-up and delivery drivers as independent contractors rather than as employees, and failed to provide them with legal rights that employees have under California law. In the operative Complaint, Plaintiffs seek to recover class-wide damages for, among other things, unreimbursed employment expenses, illegal wage deductions, and failure to provide meal and rest periods, as well as unpaid overtime pay for individuals driving trucks weighing less than 10,001 pounds, interest, civil penalties, attorneys’ fees and costs. FedEx Ground maintains that the independent contractor classification is appropriate and denies that it has broken any laws.

In 2008, the Court allowed the Plaintiffs to pursue this lawsuit as a class action and to represent similarly situated drivers in the State of California in (1) a General Class for claims of unreimbursed employment expenses and illegal wage deductions and (2) an Overtime Subclass for claims of unpaid overtime for individuals who drove trucks weighing less than 10,001 pounds. In August 2014, the Ninth Circuit Court of Appeal ruled that the plaintiffs were employees and not independent contractors.

In [October] 2015, the Court further certified a Meal and Rest Period Settlement Subclass to resolve claims for missed meal and rest periods during the period August 1, 2011 and August 31, 2015.

At the time that the settlement was reached, the case was moving towards trial to determine if FedEx Ground violated the California Labor Code and, if so, how much it owed the Plaintiffs in damages.

3. Why is this case a class action?

In a class action lawsuit, the Plaintiffs sue on behalf of other people who have similar claims. The people who have similar claims to or with the Plaintiffs are a “Class” or “Class Members.” The individuals who sued – and all the Class Members like them – are collectively called the Class.

The Court decided in 2008 to allow the General Class and Overtime Subclass to proceed as a class action because it meets the requirements of Federal Rule of Procedure 23, which governs class actions in federal courts. In [October] 2015, the Court decided to allow the Plaintiffs to certify a Meal and Rest Period Settlement Subclass for purposes of this proposed settlement. Specifically, the court found that:

•	There are numerous FedEx Ground drivers whose interests will be affected by this lawsuit;

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•	There are legal questions and facts that are common to each of them;

•	The Plaintiffs’ claims are typical of the claims of the rest of the Class;

•	The Plaintiffs and the lawyers representing the Class will fairly and adequately represent the Class’ interests;

•	The common legal questions and facts are more important than questions that affect only individuals; and

•	This class action will be more efficient than having many individual lawsuits.

4. Why is there a settlement?

The Court has not issued a final decision about the case, which has been ongoing for more than eleven (11) years. Instead of further litigation, which could have taken many more years with no certainty of the outcome, both sides agreed to a class-wide settlement. The Settlement provides the Class Members with compensation sooner and allows both sides to avoid the cost of a trial and appeals. The Plaintiffs and their lawyers think the settlement is in the best interest of the Class Members.

WHO IS IN THE SETTLEMENT?

5. How do I know if I am part of the settlement?

You are part of the settlement if you fit one or more of the following descriptions:

•	GENERAL CLASS – Includes all persons who:

(1)	Entered into a FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES);

(2)	Drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement;

and

(3)	Were dispatched out of a terminal in the state of California between November 17, 2000 and August 31, 2015.

•	OVERTIME SUBCLASS – Includes all persons who:

(1)	Entered into a FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES);

(2)	Drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement;

(3)	Were dispatched out of a terminal in the state of California between November 17, 2000 and August 31, 2015;

and

(4)	At any time during the class period operated a vehicle with gross vehicle weight rating of less than 10,001 pounds.

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•	MEAL AND REST PERIOD SETTLEMENT SUBCLASS – Includes all persons who:

(1)	Entered into a FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES) from November 17, 2000 through October 15, 2007;

(2)	Drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) since August 1, 2011 to provide package pick-up and delivery services pursuant to the Operating Agreement;

and

(3)	Were dispatched out of a terminal in the state of California between August 1, 2011 and August 31, 2015.

If you fit the Meal and Rest Period Settlement Subclass definition, please read Questions 12 and 13.

6. Are there exceptions to being included?

Yes. You are not a member of the General Class or either subclass if you did not (1) sign an Operating Agreement with FedEx Ground at some point between November 17, 2000 and October 15, 2007, (2) personally drive a vehicle on a full-time basis under that Operating Agreement between November 17, 2000 and October 15, 2007, and (3) operate out of a terminal in California. If you do not satisfy any one of these three conditions, you are not member of the class and are excluded from participation in this lawsuit.

You are also not a member of the General Class and Overtime Subclass if you previously excluded yourself (“opted out”) after notice of the pendency of this class action was given in 2008 and 2009.

You are not eligible to be a member of the Meal and Rest Period Settlement Subclass if your FedEx Ground Operating Agreement terminated at any time prior to August 1, 2011.

You are not eligible for a settlement payment for the time period November 17, 2000 through December 31, 2008 if you were a member of the certified class in a class action lawsuit entitled Estrada v. FedEx Ground Package System, Inc., LA Superior Court Case No. BC210130 and received a payment or your claims were dismissed with prejudice under the stipulated judgment entered in that case on December 23, 2008. If you were excluded from the Estrada class at any point because you became a multiple-work area contractor (MWA) during the Estrada class period you may be eligible for a settlement payment in the Alexander class.

If you were a Plaintiff in action entitled Mason et. al. v. FedEx Ground Package System, Inc. Los Angeles Superior Court Case No. BC382960 and you received a settlement payment in that case for the time period January 1, 2005 to December 31, 2008, your settlement payment in this case, if any, pertains to the period January 1, 2009 to August 31, 2015.

If you are still not sure whether you are included, you can ask for help. You can call 1-800-[INSERT] or visit [INSERT ADMINSTRATOR WEBSITE] for more information. Or you can fill out and return the Claimant Identification Form, described in Question 9 to see if you qualify.

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THE SETTLEMENT BENEFITS – WHAT YOU GET

7. What does the settlement provide?

FedEx Ground has agreed to create a $226.5 million dollar ($226,500,000.00) Class Settlement Fund to be divided among and on behalf of all Class Members who send in valid Claimant Identification Forms. The money is also used to pay for Plaintiffs’ lawyers’ fees and costs, payment to the Plaintiffs for their service to the class, payment of certain penalties to the California Labor and Workforce Development Agency, and the costs of administering the settlement.

8. How much will my payment be?

Your share of the Class Settlement Fund will ultimately depend on the number of valid Claimant Identification Forms that Class Members send in. The enclosed Computation of Estimated Share form explains your estimated settlement amount and how it was calculated.

The classes are defined to include persons who drove for Defendant on a full-time basis, defined as 35 or more hours in a week. You are not eligible to receive any settlement payment for workweeks during which you did not personally drive.

Your settlement payment will depend on the number of workweeks during the claim period that you personally drove and performed pickup and delivery in a Primary Service Area covered by your Operating Agreement with FedEx Ground or FedEx Home Delivery, the number of days and hours you personally drove in each of those workweeks, and which FedEx Ground division you contracted with, i.e. FXG or FHD. This information is derived from records produced by FedEx.

After all Class Members have sent in their Claimant Identification Forms, you will receive your pro rata share of the Class Settlement Fund. If less than 100% of the Class Members send in valid Claimant Identification Forms, you could get more money than currently estimated.

GENERAL CLASS

All Class Members are eligible to receive settlement payments calculated this way: (a) A “Weekly Base Settlement Payment” (WBSP) for each week in which they worked full-time (defined as 35 hours or more) adjusted for each year during the claim period to reflect accrued statutory interest at rate of 10% simple and (b) tiered flat-rate payments for weeks in which they worked, but drove less than 35 hours or less than 25 hours in that week as derived from records produced by FXG of $75 or $25, respectively.

The estimated WBSP for class members who drove for FXG is $240 and the estimated WBSP for class members who drove for FHD is $190. The lower WSBP for FHD drivers reflects the lower expenses incurred by FHD contractors.

An absolute minimum payment of $250 will be allocated to persons who received the class notice, but who did not fit the general class definition during any portion of the class period.

OVERTIME SUBCLASS

Members of the Overtime Subclass are eligible to receive additional settlement payments in pro rata settlement shares from an overtime settlement reserve fund of $16,000,000. Payments are calculated based the daily and weekly overtime hours for members of the Overtime Subclass as derived from records produced by FXG.

MEAL AND REST PERIOD SETTLEMENT SUBCLASS

Members of the Meal and Rest Period Settlement Subclass, which includes members of the General Class who continued to drive after August 1, 2011, will receive additional settlement payments in pro rata settlement shares from a meal and rest period settlement reserve fund of $5,600,000, calculated based on days worked between August 1, 2011 and August 31, 2015 as derived from records produced by FXG.

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HOW YOU GET A PAYMENT

9. Submitting a Claimant Identification Form

To qualify for a payment, you must meet all of the eligibility criteria described in Questions 5 and 6 and you must submit a valid Claimant Identification Form to the Settlement Administrator by the claim filing deadline. A Form is included with this notice. You may also get a Form on the Internet at [INSERT SETTLEMENT ADMINISTRATOR WEBSITE].

Read the instructions carefully, fill out the Form (including the IRS Form W-9), sign it, and either mail it to the Settlement Administrator, Rust Consulting, at: [INSERT ADDRESS] postmarked no later than [INSERT DATE] or file it online no later than [INSERT DATE] using the following link: [INSERT WEBSITE].

10. When would I get my payment?

The Court will hold a hearing on [INSERT DATE] at      AM/PM to decide whether to give final approval to the settlement. If Judge Chen approves the settlement and there are no appeals, you should receive your settlement payment about [    ] weeks after the hearing. But, if the Court does not approve the settlement or if there are any appeals, payments will be delayed or the settlement may not occur. Everyone who sends in a Claimant Identification Form will be informed of the progress of the settlement. Please be patient.

11. What am I giving up to get a payment?

Under the terms of the settlement, you will be releasing FedEx Ground Package System, Inc., and parties related to it, from all claims that were asserted or could have been asserted based on the factual allegations in Plaintiffs’ operative Complaint for any period of time before August 31, 2015 with one exception: the settlement does not apply to and does not release claims premised on California law for missed meal and rest breaks (if any) that accrued at any time prior to August 1, 2011.

PLEASE NOTE: If the Court approves the settlement, your claims (described above) will be extinguished whether or not you submit a Claimant Identification Form and whether or not you receive a payment.

MEAL AND REST PERIOD SETTLEMENT SUBCLASS

12. What are my options for the Meal and Rest Period Settlement Subclass?

In [October] 2015, the Court certified the Meal and Rest Period Settlement Subclass for the purposes of settlement consisting of General Class members who continued to contract with FedEx Ground and to personally drive a FedEx Ground route on a full time basis between August 1, 2011 and August 31, 2015. This subclass allows the parties to negotiate a settlement on behalf of similarly situated Class Members for claims for missed meal and rest periods for the time period August 1, 2011 through August 15, 2015. The Meal and Rest Period Settlement Subclass does not include General Class members whose contracts terminated prior to August 1, 2011.

If you are a member of the Meal and Rest Period Settlement Subclass, you have one additional option. Because the Meal and Rest Period Settlement Subclass was recently certified and this is the first notice sent regarding this subclass, you have an opportunity to exclude yourself from the Meal and Rest Period Settlement Subclass (called “opting-out”). This opportunity only exists for the Meal and Rest Period Settlement Subclass.

Your options for the Meal and Rest Period Settlement Subclass are:

•	Submit a Claimant Identification Form, as described in Questions 9-11;

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•	Object and go to a hearing, as described in Questions 16 and 18;

•	Ask to be excluded from the Meal and Rest Period Settlement Subclass, as described in Question 13; or

•	Do nothing, as explained in Question 20.

13. What if I want to be excluded from the Meal and Rest Period Settlement Subclass?

Why would I ask to be excluded?

If you already have your own lawsuit against FedEx Ground concerning meal and rest periods and want to continue with it, you must ask to be excluded from the Class. If you exclude yourself from the Meal and Rest Period Settlement Subclass – which is sometimes called “opting-out” of the Class – you won’t get any money from the Meal and Rest Period Settlement Subclass reserve fund. However, you may then sue or continue to sue FedEx Ground for meal and rest period claims that occurred or occur at any time. If you exclude yourself, you will not be legally bound by the Meal and Rest Period Settlement Subclass Settlement.

If you start your own action after you exclude yourself, you must hire and pay your own lawyer for that lawsuit, and you’ll have to prove your claims. If you do exclude yourself so you can start or continue your own lawsuit against FedEx Ground, you should talk to your own lawyer soon, because your claims are subject to a statute of limitations.

How do I ask the Court to exclude me from the Meal and Rest Period Settlement Subclass?

To be excluded, you must send an “Exclusion Request” in the form of a letter sent by mail, stating that you want to be excluded from the “Alexander v. FedEx Ground Package System, Inc., Case No. 05-CV-0038 EMC Meal and Rest Period Settlement Subclass.” Be sure to include your name and address, and sign the letter. You must mail your Exclusion Request postmarked by [INSERT DATE] to: [INSERT ADDRESS].

Can I ask to be excluded from the General Class and Overtime Subclass?

No. Class Members were sent notice and given the opportunity to exclude themselves from the General Class and Overtime Subclass in 2009. Because you already had the opportunity to opt-out, you cannot ask to exclude yourself now.

THE LAWYERS REPRESENTING THE CLASS

14. Do I have a lawyer in this case?

The Court has previously appointed Leonard Carder LLP located at 1330 Broadway, Suite 1450, Oakland, CA, 94612, to serve as Class Counsel for the Plaintiffs and Class Members in this lawsuit.

Beth A. Ross
Aaron Kaufmann
David Pogrel
Elizabeth Gropman
LEONARD CARDER, LLP
1330 Broadway, Suite 1450
Oakland, CA 94612
Tel: (510) 272-0169
Fax: (510) 272-0174

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These lawyers will be paid from the settlement amount, so you will not be charged personally for their work on this case and in negotiating this settlement. If you want to be represented by your own lawyer, you may hire one at your own expense.

15. How will the lawyers and Plaintiffs be paid?

Class Counsel will ask the Court to approve payment of (1) up to 22% of the Class Settlement Fund for attorneys’ fees and expenses for the eleven years they spent investigating the facts, litigating the case, and negotiating the settlement and (2) up to $10,000 in service awards for each of the original Plaintiffs who assisted in the litigation, and (3) up to $1,500.00 as service award for the Named Plaintiff who assisted in litigation to represent the meal and rest period settlement subclass. Class Counsel may seek less and/or the Court may award less than these amounts. FedEx Ground has agreed not to oppose these requests for fees, expenses, and incentive awards. A motion to approve payment of attorneys’ fees will be on file with the Court and available for public review [    ] days before the Fairness Hearing on [INSERT DATE].

OBJECTING TO THE SETTLEMENT

16. How do I tell the Court that I don’t like the settlement?

You can ask the Court to deny approval by filing an objection. You can’t ask the Court to order a larger settlement; the Court can only approve or deny the proposed settlement. If the Court denies approval, no settlement payments will be sent out and the lawsuit will continue. If that is what you want to happen, you must object.

To object, you must send a letter saying that you object to the settlement in Alexander v. FedEx Ground Package System, Inc., Case No. 05-CV-0038 EMC (be sure to include this case name and number in your letter). All written objections and supporting papers must (a) clearly identify the case name and number (Alexander v. FedEx Ground Package System, Inc., Case No. 05-CV-0038 EMC), (b) include your name, address, telephone number, your signature, and the reasons you object to the settlement, and (c) be postmarked no later than [INSERT DATE] and sent to the following address:

RUST CONSULTING

[INSERT STREET ADDRESS]

[INSERT CITY, STATE ZIP CODE]

ATTN: ALEXANDER ET AL V. FEDEX GROUND PACKAGE SYSTEM, INC. SETTLEMENT

Even if you object, the Court may not agree with your objection. In order to protect your right to a payment in case, you must also submit a claimant identification form with your objection.

THE FINAL APPROVAL FAIRNESS HEARING

17. When and where will the Court decide whether to approve the settlement?

The Court will hold a Final Approval Fairness Hearing on [INSERT DATE] at      AM/PM, at the United States District Court for the Northern District of California, at 450 Golden Gate Avenue, San Francisco, CA 94102 before the Honorable Edward M. Chen, Courtroom 5. At this hearing the Court will consider whether the settlement is fair, reasonable, and adequate. If there are objections, the Court will consider them. After the hearing, the Court will decide whether to approve the settlement.

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18. Do I have to come to the hearing?

No. But, you may appear at the Final Approval Hearing, either in person or through your own attorney. If you appear through your own attorney, you are responsible for paying that attorney. If you send an objection, you do not have to come to Court to talk about it but you may if you wish. As long as you mailed your written objection on time, the Court will consider it.

19. May I speak at the hearing?

You may ask the Court for permission to speak at the Fairness Hearing. To do so, you must send a letter stating your “Notice of Intention to Appear at Fairness Hearing in Dean Alexander et al. v. FedEx Ground Package System, Inc., Civil No. 05-cv-0038 EMC.” Be sure to include your name, address, telephone number, and your signature.

Your Notice of Intention to Appear must be postmarked no later than [INSERT DATE], and be sent to the Clerk of the Court, Class Counsel, and FedEx Ground’s counsel, at the address in Questions 15 and 21.

20. What happens if I do nothing at all?

If you do not submit a Claim Form, object, and/or attend the final hearing, you will not receive a payment and you will give up your rights to be part of any other lawsuit against FedEx Ground related to the claims that are the subject of this settlement, as described in Question 11.

GETTING MORE INFORMATION

21. Are there more details about the settlement?

This notice summarizes the proposed settlement. Additional details are included in the written Class Action Settlement Agreement. You can get a copy of that Agreement by writing to the Settlement Administrator, Rust Consulting at [INSERT ADDRESS], or by visiting the Settlement Administrator’s website at [INSERT WEBSITE].

You can call 1-800-[INSERT] toll free; write to Alexander v FedEx Ground Package System, Inc. California Settlement, c/o [INSERT ADDRESS]; or visit the website at [INSERT WEBSITE], where you can find answers to common questions about the settlement, a Claimant Identification Form (including IRS Form W-9), plus other information to help you determine whether you are a Class member and whether you are eligible for a payment.

You may also speak to the lawyers, who are:
Beth A. Ross
Aaron Kaufmann
David Pogrel
Elizabeth Gropman
LEONARD CARDER, LLP
1330 Broadway, Suite 1450
Oakland, CA 94612
Tel: (510) 272-0169
Fax: (510) 272-0174

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DO NOT CONTACT THE COURT OR FEDEX WITH QUESTIONS.

DATE: [MONTH 00], 2015

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Class Settlement Agreement

EXHIBIT E

(Supplemental Class and Settlement Notice)

NOTICE OF CLASS ACTION SETTLEMENT

UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

Alexander et al. v. FedEx Ground Package System, Inc.

Case No. 3:05-cv-38 EMC

If You Are or Were a FedEx Ground or FedEx Home Delivery Pickup and Delivery Driver in the State of California and Entered into an Operating Agreement Between November 17, 2000 and October 15, 2007 You Could Be Eligible for a Payment From a Class Action Settlement.

If You Are Eligible, You May Receive a Minimum Payment of $190 or $240 For Each Week In Which You Drove Full-Time Between November 17, 2000 and August 31, 2015.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. A FEDERAL COURT AUTHORIZED THIS NOTICE. THIS IS NOT A SOLICITATION FROM A LAWYER.

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT

ASK TO BE EXCLUDED	Write a letter to the Court about why you would like to be excluded from the lawsuit postmarked by [INSERT DATE]. If you ask to be excluded, you will not receive a settlement payment.

SUBMIT THE CLAIMANT IDENTIFICATION FORM (INCLUDED WITH THIS NOTICE)	The only way to receive a settlement payment is to submit the Claimant Identification Form included with this notice to the Settlement Administrator by the claim filing deadline of [INSERT DATE].

OBJECT AND GO TO A HEARING

Write to the Court about why you don’t like the settlement. If you object, you may ask to speak in Court about the fairness of the Settlement (though you do not have to go to a hearing).

Please note: Even if you object to the settlement, the Court may not agree with your objection. In order to protect your right to a payment in case, you must submit a claimant identification form.

DO NOTHING	Get no payment and give up your rights to be a part of any other lawsuit against FedEx Ground related to the claims that are the subject of the settlement.

TABLE OF CONTENTS

BASIC INFORMATION
1. Why did I get this notice package?
2. What is this lawsuit about?
3. Why is this a class action?
4. Why is there a settlement?

WHO IS IN THE SETTLEMENT
5. How do I know if I am part of the settlement?
6. Are there exceptions to being included?
7. What if I want to be excluded?

THE SETTLEMENT BENEFITS – WHAT YOU GET
8. What does the settlement provide?
9. How much will my payment be?

HOW YOU GET A PAYMENT
10. Submitting a Claimant Identification Form
11. When would I get my payment?
12. What am I giving up to get a payment?

THE LAWYERS REPRESENTING THE CLASS
13. Do I have a lawyer in this case?
14. How will the lawyers and Plaintiffs be paid?

OBJECTING TO THE SETTLEMENT
15. How do I tell the Court that I don’t like the settlement?

THE FINAL APPROVAL FAIRNESS HEARING
16. When and where will the Court decide whether to approve the settlement?
17. Do I have to come to the hearing?
18. May I speak at the hearing?
19. What happens if I do nothing at all?

GETTING MORE INFORMATION
20. Are there more details about the settlement?

BASIC INFORMATION

1. Why did I get this notice package?

You received this notice because FedEx Ground’s records show that you signed a FedEx Ground Pickup and Delivery Contractor Operating Agreement to provide service in California sometime during the period between November 17, 2000 and October 15, 2007 and that you may have personally worked as a full-time driver under that contract between November 17, 2000 and the present.

This notice summarizes the proposed settlement. For the precise terms and conditions of the settlement, please see the settlement agreement available at www.                    .com, by contacting class counsel (See Question 20), by accessing the Court docket in this case through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the office of the Clerk of the Court for the United States District Court for the Norther District of California, 450 Golden Gate Avenue, San Francisco, CA 94102, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays.

2. What is this lawsuit about?

The people who brought the suit are seventeen drivers who operated FedEx Ground or FedEx Home Delivery routes and they are called “Plaintiffs” in this notice. The Plaintiffs sued FedEx Ground Package System, Inc., which is referred to as “Defendant” in this notice. The Plaintiffs brought the lawsuit on behalf of themselves and a class of other pickup and delivery drivers who, like them, signed contracts with FedEx Ground to operate FedEx Ground or Home Delivery routes in the State of California.

This lawsuit is about whether FedEx Ground misclassified pick-up and delivery drivers as independent contractors rather than as employees, and failed to provide them with legal rights that employees have under California law. In the operative Complaint, Plaintiffs seek to recover class-wide damages for, among other things, unreimbursed employment expenses, illegal wage deductions, and failure to provide meal and rest periods, as well as unpaid overtime pay for individuals driving trucks weighing less than 10,001 pounds, interest, civil penalties, attorneys’ fees and costs. FedEx Ground maintains that the independent contractor classification is appropriate and denies that it has broken any laws.

In 2008, the Court allowed the Plaintiffs to pursue this lawsuit as a class action and to represent similarly situated drivers in the State of California in (1) a General Class for claims of unreimbursed employment expenses and illegal wage deductions and (2) an Overtime Subclass for claims of unpaid overtime for individuals who drove trucks weighing less than 10,001 pounds. In August 2014, the Ninth Circuit Court of Appeal ruled that the plaintiffs were employees and not independent contractors.

In [October] 2015, the Court further certified a Meal and Rest Period Settlement Subclass to resolve claims for missed meal and rest periods during the period August 1, 2011 and August 31, 2015.

At the time that the settlement was reached, the case was moving towards trial to determine if FedEx Ground violated the California Labor Code and, if so, how much it owed the Plaintiffs in damages.

3. Why is this a class action?

In a class action lawsuit, the Plaintiffs sue on behalf of other people who have similar claims. The people who have similar claims to or with the Plaintiffs are a “Class” or “Class Members.” The individuals who sued – and all the Class Members like them – are collectively called the Class.

The Court decided in 2008 to allow the General Class and Overtime Subclass to proceed as a class action because it meets the requirements of Federal Rule of Procedure 23, which governs class actions in federal courts. In [October] 2015, the Court decided to allow the Plaintiffs to certify a Meal and Rest Period Settlement Subclass. Specifically, the court found that:

•	There are numerous FedEx Ground drivers whose interests will be affected by this lawsuit;

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•	There are legal questions and facts that are common to each of them;

•	The Plaintiffs’ claims are typical of the claims of the rest of the Class;

•	The Plaintiffs and the lawyers representing the Class will fairly and adequately represent the Class’ interests;

•	The common legal questions and facts are more important than questions that affect only individuals; and

•	This class action will be more efficient than having many individual lawsuits.

4. Why is there a settlement?

The Court has not issued a final decision about the case, which has been ongoing for more than eleven (11) years. Instead of further litigation, which could have taken many more years with no certainty of the outcome, both sides agreed to a class-wide settlement. The Settlement provides the Class Members with compensation sooner and allows both sides to avoid the cost of a trial and appeals. The Plaintiffs and their lawyers think the settlement is in the best interest of the Class Members.

WHO IS IN THE SETTLEMENT?

5. How do I know if I am part of the settlement?

You are part of the settlement if you fit one or more of the following descriptions:

•	GENERAL CLASS – Includes all persons who:

(1)	Entered into a FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES);

(2)	Drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement;

and

(3)	Were dispatched out of a terminal in the state of California between November 17, 2000 and August 31, 2015.

•	OVERTIME SUBCLASS – Includes all persons who:

(1)	Entered into a FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES);

(2)	Drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement;

(3)	Were dispatched out of a terminal in the state of California between November 17, 2000 and August 31, 2015;

and

(4)	At any time during the class period operated a vehicle with gross vehicle weight rating of less than 10,001 pounds.

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•	MEAL AND REST PERIOD SETTLEMENT SUBCLASS – Includes all persons who:

(1)	Entered into a FedEx Ground or FedEx Home Delivery Form Operating Agreement (now known as OP-149 and Form OP-149-RES) from November 17, 2000 through October 15, 2007;

(2)	Drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) since August 1, 2011 to provide package pick-up and delivery services pursuant to the Operating Agreement;

and

(3)	Were dispatched out of a terminal in the state of California between August 1, 2011 and August 31, 2015.

6. Are there exceptions to being included?

Yes. You are not a member of the General Class or either subclass if you did not (1) sign an Operating Agreement with FedEx Ground at some point between November 17, 2000 and October 15, 2007, (2) personally drive a vehicle on a full-time basis under that Operating Agreement between November 17, 2000 and October 15, 2007, and (3) operate out of a terminal in California. If you do not satisfy any one of these three conditions, you are not member of the class and are excluded from participation in this lawsuit.

You are not eligible to be a member of the Meal and Rest Period Settlement Subclass if your FedEx Ground Operating Agreement terminated at any time prior to August 1, 2011.

You are not eligible for a settlement payment for the time period November 17, 2000 through December 31, 2008 if you were a member of the certified class in a class action lawsuit entitled Estrada v. FedEx Ground Package System, Inc., LA Superior Court Case No. BC210130 and received a payment or your claims were dismissed with prejudice under the stipulated judgment entered in that case on December 23, 2008. If you were excluded from the Estrada class at any point because you became a multiple-work area contractor (MWA) during the Estrada class period you may be eligible for a settlement payment in the Alexander class.

If you were a Plaintiff in action entitled Mason et. al. v. FedEx Ground Package System, Inc. Los Angeles Superior Court Case No. BC382960 and you received a settlement payment in that case for the time period January 1, 2005 to December 31, 2008, your settlement payment in this case, if any, pertains to the period January 1, 2009 to August 31, 2015.

If you are still not sure whether you are included, you can ask for help. You can call 1-800-[INSERT] or visit [INSERT ADMINSTRATOR WEBSITE] for more information. Or you can fill out and return the Claimant Identification Form, described in Question 9 to see if you qualify.

7. What if I want to be excluded?

Why would I ask to be excluded?

If you already have your own lawsuit against FedEx Ground concerning employment classification and want to continue with it, you must ask to be excluded from the Class. If you exclude yourself from the Class – which is sometimes called “opting-out” of the Class – you won’t get any money or portion of the Settlement. However, you may then sue or continue to sue FedEx Ground for employment classification practices that occurred or occur at any time. If you exclude yourself, you will not be legally bound by the Settlement.

3

If you start your own action after you exclude yourself, you must hire and pay your own lawyer for that lawsuit, and you’ll have to prove your claims. If you do exclude yourself so you can start or continue your own lawsuit against FedEx Ground, you should talk to your own lawyer soon, because your claims are subject to a statute of limitations.

How do I ask the Court to exclude me from the Class?

To be excluded, you must send an “Exclusion Request” in the form of a letter sent by mail, stating that you want to be excluded from the “Alexander v. FedEx Ground Package System, Inc., Case No. 05-CV-0038 EMC.” You must state whether you want to be excluded from the General Class, Overtime Subclass, Meal and Rest Period Settlement Subclass, or all three. Be sure to include your name and address, and sign the letter. You must mail your Exclusion Request postmarked by [INSERT DATE] to: [INSERT ADDRESS].

THE SETTLEMENT BENEFITS – WHAT YOU GET

9. What does the settlement provide?

FedEx Ground has agreed to create a $226.5 million dollar ($226,500,000.00) Class Settlement Fund to be divided among and on behalf of all Class Members who send in valid Claimant Identification Forms. The money is also used to pay for Plaintiffs’ lawyers’ fees and costs, payment to the Plaintiffs for their service to the class, payment of certain penalties to the California Labor and Workforce Development Agency, and the costs of administering the settlement.

9. How much will my payment be?

Your share of the Class Settlement Fund will ultimately depend on the number of valid Claimant Identification Forms that Class Members send in. The enclosed Computation of Estimated Share form explains your estimated settlement amount and how it was calculated.

The classes are defined to include persons who drove for Defendant on a full-time basis, defined as 35 or more hours in a week. You are not eligible to receive any settlement payment for workweeks during which you did not personally drive.

Your settlement payment will depend on the number of workweeks during the claim period that you personally drove and performed pickup and delivery in a Primary Service Area covered by your Operating Agreement with FedEx Ground or FedEx Home Delivery, the number of days and hours you personally drove in each of those workweeks, and which FedEx Ground division you contracted with, i.e. FXG or FHD. This information is derived from records produced by FedEx.

After all Class Members have sent in their Claimant Identification Forms, you will receive your pro rata share of the Class Settlement Fund. If less than 100% of the Class Members send in valid Claimant Identification Forms, you could get more money than currently estimated.

GENERAL CLASS

All Class Members are eligible to receive settlement payments calculated this way: (a) A “Weekly Base Settlement Payment” (WBSP) for each week in which they worked full-time (defined as 35 hours or more) adjusted for each year during the claim period to reflect accrued statutory interest at rate of 10% simple and (b) tiered flat-rate payments for weeks in which they worked, but drove less than 35 hours or less than 25 hours as derived from records produced by FXG of $75 or $25, respectively.

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The estimated WBSP for class members who drove for FXG is $240 and the estimated WBSP for class members who drove for FHD is $190. The lower WSBP for FHD drivers reflects the lower expenses incurred by FHD contractors.

An absolute minimum payment of $250 will be allocated to persons who received the class notice, but who did not fit the general class definition during any portion of the class period.

OVERTIME SUBCLASS

Members of the Overtime Subclass are eligible to receive additional settlement payments in pro rata settlement shares from an overtime settlement reserve fund of $16,000,000. Payments are calculated based the daily and weekly overtime hours for members of the Overtime Subclass as derived from records produced by FXG.

MEAL AND REST PERIOD SETTLEMENT SUBCLASS

Members of the Meal and Rest Period Settlement Subclass, which includes members of the General Class who continued to drive after August 1, 2011, will receive additional settlement payments in pro rata settlement shares from a meal and rest period settlement reserve fund of $5,600,000, calculated based on days worked between August 1, 2011 and August 31, 2015 as derived from records produced by FXG.

HOW YOU GET A PAYMENT

10. Submitting a Claimant Identification Form

To qualify for a payment, you must meet all of the eligibility criteria described in Questions 5 and 6 and you must submit a valid Claimant Identification Form to the Settlement Administrator by the claim filing deadline. A Form is included with this notice. You may also get a Form on the Internet at [INSERT SETTLEMENT ADMINISTRATOR WEBSITE].

Read the instructions carefully, fill out the Form (including the IRS Form W-9), sign it and either mail it to the Settlement Administrator, Rust Consulting: [INSERT ADDRESS] postmarked no later than [INSERT DATE] or file it online no later than [INSERT DATE] using the following link: [INSERT WEBSITE].

11. When would I get my payment?

The Court will hold a hearing on [INSERT DATE] at     AM/PM to decide whether to give final approval to the settlement. If Judge Chen approves the settlement and there are no appeals, you should receive your settlement payment about [    ] weeks after the hearing. But, if the Court does not approve the settlement or if there are any appeals, payments will be delayed or the settlement may not occur. Everyone who sends in a Claimant Identification Form will be informed of the progress of the settlement. Please be patient.

12. What am I giving up to get a payment?

Under the terms of the settlement, you will be releasing FedEx Ground Package System, Inc., and parties related to it, from all claims that were asserted or could have been asserted based on the factual allegations in Plaintiffs’ operative Complaint for any period of time before August 31, 2015 with one exception: the settlement does not apply to and does not release claims premised on California law for missed meal and rest breaks (if any) that accrued at any time prior to August 1, 2011.

PLEASE NOTE: If the Court approves the settlement, your claims (described above) will be extinguished whether or not you submit a Claimant Identification Form and whether or not you receive a payment.

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THE LAWYERS REPRESENTING THE CLASS

13. Do I have a lawyer in this case?

The Court has previously appointed Leonard Carder LLP located at 1330 Broadway, Suite 1450, Oakland, CA, 94612, to serve as Class Counsel for the Plaintiffs and Class Members in this lawsuit.

Beth A. Ross

Aaron Kaufmann

David Pogrel

Elizabeth Gropman

LEONARD CARDER, LLP

1330 Broadway, Suite 1450

Oakland, CA 94612

Tel: (510) 272-0169

Fax: (510) 272-0174

These lawyers will be paid from the settlement amount, so you will not be charged personally for their work on this case and in negotiating this settlement. If you want to be represented by your own lawyer, you may hire one at your own expense.

14. How will the lawyers and Plaintiffs be paid?

Class Counsel will ask the Court to approve payment of (1) up to 22% of the Class Settlement Fund for attorneys’ fees and expenses for the eleven years they spent investigating the facts, litigating the case, and negotiating the settlement and (2) up to $10,000 in service awards for each of the original Plaintiffs who assisted in the litigation, and (3) up to $1,500.00 as service award for the Named Plaintiff who assisted in litigation to represent the meal and rest period settlement subclass. Class Counsel may seek less and/or the Court may award less than these amounts. FedEx Ground has agreed not to oppose these requests for fees, expenses, and incentive awards. A motion to approve payment of attorneys’ fees will be on file with the Court and available for public review [    ] days before the Fairness Hearing on [INSERT DATE].

OBJECTING TO THE SETTLEMENT

15. How do I tell the Court that I don’t like the settlement?

You can ask the Court to deny approval by filing an objection. You can’t ask the Court to order a larger settlement; the Court can only approve or deny the proposed settlement. If the Court denies approval, no settlement payments will be sent out and the lawsuit will continue. If that is what you want to happen, you must object.

To object, you must send a letter saying that you object to the settlement in Alexander v. FedEx Ground Package System, Inc., Case No. 05-CV-0038 EMC (be sure to include this case name and number in your letter). All written objections and supporting papers must (a) clearly identify the case name and number (Alexander v. FedEx Ground Package System, Inc., Case No. 05-CV-0038 EMC), (b) include your name, address, telephone number, your signature, and the reasons you object to the settlement, and (c) be postmarked no later than [INSERT DATE] and sent to the following address:

RUST CONSULTING

[INSERT STREET ADDRESS]

[INSERT CITY, STATE ZIP CODE]

ATTN: ALEXANDER ET AL V. FEDEX GROUND PACKAGE SYSTEM, INC. SETTLEMENT

Even if you object, the Court may not agree with your objection. In order to protect your right to a payment in case, you must also submit a claimant identification form with your objection.

6

THE FINAL APPROVAL FAIRNESS HEARING

16. When and where will the Court decide whether to approve the settlement?

The Court will hold a Final Approval Fairness Hearing on [INSERT DATE] at     AM/PM, at the United States District Court for the Northern District of California, at 450 Golden Gate Avenue, San Francisco, CA 94102 before the Honorable Edward M. Chen, Courtroom 5. At this hearing the Court will consider whether the settlement is fair, reasonable, and adequate. If there are objections, the Court will consider them. After the hearing, the Court will decide whether to approve the settlement.

17. Do I have to come to the hearing?

No. But, you may appear at the Final Approval Hearing, either in person or through your own attorney. If you appear through your own attorney, you are responsible for paying that attorney. If you send an objection, you do not have to come to Court to talk about it but you may if you wish. As long as you mailed your written objection on time, the Court will consider it.

18. May I speak at the hearing?

You may ask the Court for permission to speak at the Fairness Hearing. To do so, you must send a letter stating your “Notice of Intention to Appear at Fairness Hearing in Dean Alexander et al. v. FedEx Ground Package System, Inc., Civil No. 05-cv-0038 EMC.” Be sure to include your name, address, telephone number, and your signature.

Your Notice of Intention to Appear must be postmarked no later than [INSERT DATE], and be sent to the Clerk of the Court, Class Counsel, and FedEx Ground’s counsel, at the address in Questions 15 and 21.

19. What happens if I do nothing at all?

If you do not submit a Claim Form, object, and/or attend the final hearing, you will not receive a payment and you will give up your rights to be part of any other lawsuit against FedEx Ground related to the claims that are the subject of this settlement, as described in Question 11.

GETTING MORE INFORMATION

20. Are there more details about the settlement?

This notice summarizes the proposed settlement. Additional details are included in the written Class Action Settlement Agreement. You can get a copy of that Agreement by writing to the Settlement Administrator, Rust Consulting at [INSERT ADDRESS], or by visiting the Settlement Administrator’s website at [INSERT WEBSITE].

7

You can call 1-800-[INSERT] toll free; write to Alexander v FedEx Ground Package System, Inc. California Settlement, c/o [INSERT ADDRESS]; or visit the website at [INSERT WEBSITE], where you can find answers to common questions about the settlement, a Claimant Identification Form (including IRS Form W-9), plus other information to help you determine whether you are a Class member and whether you are eligible for a payment.

You may also speak to the lawyers, who are:
Beth A. Ross
Aaron Kaufmann
David Pogrel
Elizabeth Gropman
LEONARD CARDER, LLP
1330 Broadway, Suite 1450
Oakland, CA 94612
Tel: (510) 272-0169
Fax: (510) 272-0174

DO NOT CONTACT THE COURT OR FEDEX WITH QUESTIONS.

DATE: [MONTH 00], 2015

8

Class Settlement Agreement

EXHIBIT F

([Proposed] Preliminary Approval Order)

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

BETH A. ROSS (SBN 141337)

bross@leonardcarder.com

AARON D. KAUFMANN (SBN 148580)

akaufmann@leonardcarder.com

DAVID P. POGREL (SBN 203787)

dpogrel@leonardcarder.com

ELIZABETH R. GROPMAN (SBN 294156)

egropman@leonardcarder.com

LEONARD CARDER, LLP

1330 Broadway, Suite 1450

Oakland, California 94612

Tel: (510) 272-0169

Fax: (510) 272-0174

Attorneys for Plaintiffs and the Putative Class

UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

DEAN ALEXANDER, et. al., on behalf of	)	Case No: 3:05-cv-38 EMC
themselves and all others similarly situated,	)
	)	[PROPOSED] ORDER GRANTING
Plaintiffs,	)	PRELIMINARY APPROVAL OF
	)	CLASS SETTLEMENT,
vs.	)	CERTIFYING SETTLEMENT
	)	SUBCLASS, AND ORDERING
FEDEX GROUND PACKAGE SYSTEM, INC.	)	SUPPLEMENTAL CLASS NOTICE
et. al.,	)
	)	Date: October 15, 2015
Defendant.	)	Time: 1:30 PM
Dept.: Courtroom 5

WHEREAS, Plaintiffs Dean Alexander, Peter Allen, Albert Anaya, Suzanne Andrade, Jarrett Henderson, Ely Ines, Jorge Isla, Paul Infantino, Eric Jeppson, Gupertino Magana, Bernard Mendoza, Jesse Padilla, Marjorie Pontarolo, Joey Rodriguez, Dale Rose, Allan Ross, Agostino Scalercio, and Anthony Ybarra (collectively, “the Plaintiffs”), on behalf of themselves and the Certified Class and the Certified Subclass, and Defendant FedEx Ground Package System, Inc. (“FXG” or “FedEx Ground”) (collectively, “the Parties”) have agreed, subject to Court approval,

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS SETTLEMENT, CERTIFYING SETTLEMENT SUBCLASS, AND ORDERING SUPPLEMENTAL CLASS NOTICE

Case No. 3:05-cv-38 EMC

1

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

to settle the certified claim in this litigation upon the terms and conditions stated in the Class Action Settlement Agreement (the “Settlement Agreement”) attached as Exhibit 1 to the Declaration of Beth A. Ross filed in support of Plaintiffs’ Motion for Preliminary Approval of Class Action Settlement, Certification of Settlement Subclass, and Supplemental Class Notice;

WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Settlement Agreement (in addition to any capitalized terms defined herein); and

WHEREAS, this Court has considered the Settlement Agreement and the Exhibits attached thereto and Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement and Supplemental Class Notice and the supporting papers thereto;

NOW THEREFORE, IT IS ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Fairness Hearing described below, the Settlement Agreement and the terms of the Settlement set forth therein as fair, reasonable, and adequate.

2. Pursuant to Rule 23 of the Federal Rules of Civil Procedure and in light of the proposed settlement resolving the claims of the Meal and Rest Period Settlement Subclass, the Court finds and concludes that the proposed Meal and Rest Period Settlement Subclass satisfies all the requirements for certification under Rule 23(a) and (b)(2): The Meal and Rest Period Settlement Subclass is sufficiently numerous (approximately 468 drivers) that joinder is impracticable, and it thus satisfies the requirement of Rule 23(a)(1). The Meal and Rest Period Settlement Subclass also satisfies the commonality requirement of Rule 23(a)(2), as the allegations against Defendants arise from FedEx’s common policies pertaining to meal and rest periods. The claims of the Named Plaintiff is typical of those of the Subclass Members, as they

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS SETTLEMENT, CERTIFYING SETTLEMENT SUBCLASS, AND ORDERING SUPPLEMENTAL CLASS NOTICE

Case No. 3:05-cv-38 EMC

2

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

were all classified as non-employees of FedEx and were all subject to the same policies regarding the taking of meal and rest periods so the requirement of Rule 23(a)(3) is satisfied. Finally, the Named Plaintiff is an adequate Class Representative as required by Rule 23(a)(4), as the Court finds that they will fairly and adequately protect the interests of the Meal and Rest Period Settlement Subclass, and Plaintiffs’ Counsel meets the requirements of Rule 23(g).

The Meal and Rest Period Settlement Subclass satisfies the requirements for certification under Rule 23(b)(3) because common questions “predominate over any questions affecting only individual members,” and class resolution is “superior to other available methods for the fair and efficient adjudication of the controversy.” In addition, the alternative to a single class action – numerous individual actions – would be inefficient and unfair.

Therefore, the Court conditionally certifies for settlement purposes the following Meal and Rest Period Settlement Subclass pursuant to Federal Rule of Civil Procedure 23(a) and (b)(3): All persons who: 1) entered or will enter into a FXG Ground or FXG Home Delivery form Operating Agreement (now known as form OP-149 and form OP-149 RES) between November 17, 2000 and October 15, 2007; 2) drove or will drive a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) since August 1, 2011, to provide package pick-up and delivery services pursuant to the Operating Agreement; and 3) were dispatched out of a terminal in the State of California.

The Court appoints Plaintiff Marjorie Pontarolo as Class Representative of the Meal and Rest Period Settlement Subclass. The Court finds that the firm Leonard Carder, LLP, has extensive experience in employment class actions, is knowledgeable in the applicable law, and has committed significant resources to representing the Class. The Court therefore appoints this firm as Class Counsel.

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS SETTLEMENT, CERTIFYING SETTLEMENT SUBCLASS, AND ORDERING SUPPLEMENTAL CLASS NOTICE

Case No. 3:05-cv-38 EMC

3

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

3. The Fairness Hearing shall be held before the United States District Court, District of California, on             , 2016 at 1:30 p.m. [a date which is no shorter than 100 days after the entry of this Preliminary Approval Order] before this Court in Courtroom 5 of the United States Courthouse at 450 Golden Gate Avenue, San Francisco CA 94102-3489 to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) whether the action should be dismissed on the merits and with prejudice; and (3) whether Class Counsel’s request for attorneys’ fees and expenses, and incentive awards for the individuals who brought this action, should be approved.

4. This Court designates Rust Consulting as the Settlement Administrator and directs Rust Consulting to perform each and every one of the functions listed in Sections II(3) and III(C)(1) through (23) of the Settlement Agreement, in accordance with the terms of the Settlement Agreement and this Preliminary Approval Order. All Administration Expenses will be paid out of the class settlement fund, in accordance with the terms of the Settlement Agreement.

5. This Court finds that CAFA notice is required and thus orders the parties to send such notice no later than             , 2015.

6. This Court approves, as to form and content, the Settlement Notice attached as Exhibit D to the Settlement Agreement, the Supplemental Class and Settlement Notice attached as Exhibit E to the Settlement Agreement, and the Forms (including both the Claimant Identification Form and IRS Form W-9) attached as Exhibit C to the Settlement Agreement. This Court finds that the mailing of the Settlement Notice and the Class and Settlement Notice in the manner and form set forth in Section IV of the Settlement Agreement meets the requirements of Federal Rule of Civil Procedure 23 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Class Members.

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS SETTLEMENT, CERTIFYING SETTLEMENT SUBCLASS, AND ORDERING SUPPLEMENTAL CLASS NOTICE

Case No. 3:05-cv-38 EMC

4

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

7. The Final Claims Date, in order to meet the requirements for the submission of a Valid Claim under the Settlement Agreement, is             , 60 days after mailing of the Settlement Notice and Claim Forms.

8. Any Class Member or Subclass Member may request to exclude him or herself (i.e. “opt out”) from the Meal and Rest Period Settlement Subclass by submitting an Exclusion Request to the Settlement Administrator, which request must be either postmarked by the United States Postal Service no later than 60 days after mailing of the Settlement Notice and Claim Forms.

9. Any previously Un-notified Class Member or Subclass Member may request to exclude him or herself (i.e. “opt out”) of the Certified Class by submitting an Exclusion Request to the Settlement Administrator, which request must be either postmarked by the United States Postal Service or actually received by the Settlement Administrator no later than 60 days after mailing of the Settlement Notice and Claim Forms.

10. Any Class Member may object to the Settlement, the Settlement Agreement, the attorneys’ fees and expenses requested by Class Counsel, or the incentive awards requested by Class Counsel for the individuals who brought this lawsuit; provided, however, that unless otherwise ordered by the Court, no such objection shall be considered by the Court unless it has been filed with the Court and served on Class Counsel and FedEx Ground’s counsel no later than 60 days after mailing of the Settlement Notice and Supplemental Class and Settlement Notice and Claim Forms. Any Class Member who does not make his or her objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, unless otherwise ordered by the Court, but shall otherwise be bound by the final settlement approval order and judgment to be entered and releases given.

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS SETTLEMENT, CERTIFYING SETTLEMENT SUBCLASS, AND ORDERING SUPPLEMENTAL CLASS NOTICE

Case No. 3:05-cv-38 EMC

5

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

11. Any Class Member may appear at the Fairness Hearing for the purposes of objecting to the Settlement Agreement, the amount of fees and expenses that Class Counsel has requested, or the incentive awards requested by Class Counsel for the individuals who brought this lawsuit; provided, however, that unless otherwise ordered by the Court, no Class Member shall be heard at the Fairness Hearing unless that individual has properly provided, in accordance with the provisions of the Settlement Notice, a Notice of Intention to Appear, which must be sent to the Clerk of the Court, Class Counsel, and FedEx Ground’s counsel at the addresses provided in the Settlement Notice and must be postmarked no later than 60 days after mailing of the Settlement Notice, Supplemental Class and Settlement Notice, and Claim Forms.

12. Any Class Member may file papers in support of final approval of the Settlement, provided, however, that unless otherwise ordered by the Court, no such papers in support of the Settlement shall be considered by the Court unless they have been filed with the Court and served on Class Counsel and FedEx Ground’s counsel no less than 60 days after mailing of the Settlement Notice. Supplemental Class and Settlement Notice and Claim Forms.

13. Class Counsel is ordered to file its motion for final approval 35 days prior to the Fairness Hearing and its motion for an award of attorneys’ fees and expenses and incentive awards, no later than 20 days following entry of this Preliminary Approval Order.

14. Neither the Settlement Agreement, nor any other act performed or document executed pursuant to or in furtherance of the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Parties as, a presumption, a concession, or an admission of, or evidence of, any fault, wrongdoing, or liability of the Parties or of the validity of any Released Claims; or (b) is intended by the Parties to be used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, as evidence or otherwise. However, the Parties may file the Settlement Agreement, and documents executed pursuant to or in furtherance thereof, in any action to enforce the Settlement.

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS SETTLEMENT, CERTIFYING SETTLEMENT SUBCLASS, AND ORDERING SUPPLEMENTAL CLASS NOTICE

Case No. 3:05-cv-38 EMC

6

LEONARD CARDER, LLP

ATTORNEYS

1330 BROADWAY, SUITE 1450

OAKLAND, CA 94612

TEL: (510) 272-0169 FAX: (510) 272-0174

15. The Court reserves the right to continue the date of the Fairness Hearing or modify any other dates set forth herein without further notice to the Class Members. The Court may approve the Settlement, with such modification(s) as may be agreed to by the Parties, if appropriate, without further notice to the Class Members.

IT SO ORDERED, this the      day of             , 2015.

Honorable Edward M. Chen
United States District Judge

[PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS SETTLEMENT, CERTIFYING SETTLEMENT SUBCLASS, AND ORDERING SUPPLEMENTAL CLASS NOTICE

Case No. 3:05-cv-38 EMC

7

Class Settlement Agreement

EXHIBIT G

(CAFA Notice)

[DATE]

[ADDRESS]

Re:	Notice of Proposed Class Action Settlement in Dean Alexander, et al. v. FedEx Ground Package System, Inc., Case No. 3:05-CV-38-EMC (N.D. Cal.)

To Whom it May Concern:

We are the court-appointed Settlement Administrator in the above-captioned class action lawsuit (the “Class Action”). Pursuant to Section 3 of the Class Action Fairness Act, 28 U.S.C. § 1715, you are hereby notified of a proposed settlement of the Class Action currently pending in the United States District Court for the Northern District of California (the “Court”).

FedEx Ground Package System, Inc. (the “Defendant”) is the only defendant in the Class Action and the only defendant participating in the proposed class action settlement. Accordingly, pursuant to 28 U.S.C. § 1715(b), the Defendant provides this notice, and states as follows:

(1)	A copy of the Complaint for Damages, Injunctive and Declaratory Relief and Restitution, the First Amended Class Action Complaint, the Second Amended Class Action Complaint, the Third Amended and Supplemental Class Action Complaint, and the Fourth Amended and Supplemental Class Action Complaint, and any attachments thereto, appear on the enclosed CD in the folder labeled Tab 1.

(2)	Plaintiffs’ Notice of Motion and Motion for Preliminary Approval of Class Settlement, Certification of Settlement Subclass, and Supplemental Class Notice, filed September 15, 2015, appears at Tab 2. The court has set a hearing date of October 15, 2015 for the Motion for Preliminary Approval. A Final Fairness Hearing has not yet been scheduled. Please note that the Final Approval Hearing and other hearings may be scheduled in the matter, but you will not receive any further notice from Defendant.

(3)	The parties have agreed to two proposed notices to class members, filed with the Court on September 15, 2015. The Settlement Notice appearing at Tab 3 will be mailed to class members who were previously afforded an opportunity to request exclusion from the General Class and Overtime Subclass pursuant to the court-authorized initial notice of the pendency of the Class Action in 2009, but can at this time request to be excluded from the Meal and Rest Period Settlement Subclass. The Class and Settlement Notice appearing at Tab 4 will be mailed to certain class members who were not included in the earlier notice process, and these previously-unnotified class members can request to opt out of the General Class, Overtime Subclass, and/or Meal and Rest Period Settlement Subclass by mailing an Exclusion Request no later than 14 days prior to the Final Fairness Hearing. Under the terms of the proposed Settlement Agreement, class members do not have the right to request exclusion from the Settlement. Upon the Court’s entry of the preliminary approval order, and subject to any revisions the Court may have, these notices will be mailed to class members as applicable.

(4)	The proposed Class Action Settlement Agreement, as filed with the Court on September 15, 2015, appears at Tab 5.

(5)	There are no other contemporaneous agreements between class counsel and counsel for the Defendant.

(6)	No final judgment or notice of dismissal has yet been entered.

(7)	The certified General class is defined as: “All persons who: 1) entered into a [FedEx] Ground or [FedEx] Home Delivery Form Operating Agreement (now known as form OP-149 and form OP-149 RES); 2) drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement; and 3) were dispatched out of a terminal in the state of California.”

(8)	A certified Overtime Subclass is defined as: “All persons who: 1) entered into a [FedEx] Ground or [FedEx] Home Delivery Form Operating Agreement (now known as form OP-149 and form OP-149 RES); 2) drove a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) from November 17, 2000 through October 15, 2007 to provide package pick-up and delivery services pursuant to the Operating Agreement; 3) were dispatched out of a terminal in the state of California; and 4) at any time during the class period operated a vehicle with gross vehicle weight rating of less than 10,001 pounds.”

(9)	A proposed Meal and Rest Period Settlement Subclass is defined as: “All persons who: 1) entered or will enter into a FXG Ground or FXG Home Delivery form Operating Agreement (now known as form OP-149 and form OP-149 RES) between November 17, 2000 and October 15, 2007; 2) drove or will drive a vehicle on a full-time basis (meaning exclusive of time off for commonly excused employment absences) since August 1, 2011, to provide package pick-up and delivery services pursuant to the Operating Agreement; and 3) were dispatched out of a terminal in the State of California.”

(10)	At Tab 6 appears a list of the class members (the “Class List”) who are currently believed to reside or most recently resided (to the best of Defendant’s ability to determine based on information available in its records) in your state or territory, which also includes information regarding the estimated approximate proportionate share of the settlement that will be available to the members of the class identified in the list. The actual amount of money that will be made available to a Class Member – and, accordingly, his or her proportionate share – is likely to change as the settlement proceeds. The estimated proportionate shares provided in the Class List are based on current assumptions, not final information, regarding the number of Class Members who submit Valid Claims, and the number of routes and weeks those Class Members worked in California during the specified time period (November 17, 2000 to the date of preliminary approval of the settlement). The final information in this regard could affect the actual proportionate share received by the eligible Class Members.[1]

[1]	CAFA requires that such information be provided by state of residence. (See 28 U.S.C. § 1715(b)(7).) Please note that the entire Class consists of persons who worked out of certain FedEx Ground locations in California during the Class Period (as defined). Each member of the Class, who timely submits a Valid Claim (as defined in the Settlement Agreement) and is otherwise eligible to receive a payment, will be sent a payment that is principally based on the number of routes they serviced and weeks they worked as a pick-up and delivery driver for FedEx Ground in California between November 17, 2000 and the date of preliminary approval of the settlement. These values will be the same regardless of the Class Member’s current state of residence. In other words, state of residence will have no impact at all on Class Member payments in the Settlement.

Kindly acknowledge receipt of this notice by date-stamping the additional copy provided for that purpose and returning it in the self-addressed, postage-prepaid envelope also enclosed.

Sincerely,

Enclosures

Class Settlement Agreement

EXHIBIT H

(Settlement Administrator Compensation)

Settlement Administration Estimate Alexander v FedEx Ground June 30, 2015	Prepared by Eric Bishop SVP, Client Services 612-359-2988 ebishop@rustconsulting.com

EXPERIENCE

With experience on more than 1,700 labor and employment cases, we are the nation’s largest labor and employment settlement administrator. We have managed settlements with class sizes ranging from dozens to multi-million class members. In fact, we’ve been trusted to administer many of the nation’s largest settlements, including the nation’s top wage-and-hour cases in recent years.

DATA SECURITY

Our internal data and system security practices meet or exceed today’s exacting industry standards. Our internal data security practices meet or exceed today’s exacting industry standards. Our enterprise-class data security measures are founded on standard business processes including a vigorous employee screening program, ongoing employee security training and a hardened production data center hosted at a Tier 1 network carrier, all designed for ensuring data integrity and security.

DEDICATED SPECIALISTS

Our labor and employment case team is strictly dedicated to managing settlement administration for cases involving matters such as wage-and-hour, FLSA, discrimination and ERISA. They’re specialists, not generalists, with an industry reputation for responsiveness and expertise in relevant areas such as the applicable banking and tax regulations. We are confident that Rust is the best choice for the administration of your settlement.

Project Summary
Estimated Class Size	2,300
Estimated Filing Rate	80.0%

Project Cost
Print & Mail Notice		$5,198
Telephone Support		$2,376
Website		$5,800
Processing and Administration		$2,782
Fund Distribution & Tax Reporting		$6,526
Project Management		$12,200
Other Out-of-pocket Expenses		$800

Total Project Cost		$35,681

Client Discount		$(6,000)

Total Project Cost with Discount		$29,681

Key Assumptions

No Published Notice

Interactive Website w/ Ability to File Claims

Reminder Notice

80% Claims Filing Rate

Telephone Support Included

Wage Payments for OT Subclass

Non-Wage Payment for Non-OT Subclass

Uncashed Awards to Cy Pres

Thank you for considering Rust Consulting, Inc. as your settlement administrator — we appreciate the opportunity to submit this estimate.

Privileged and Confidential
Alexander v FedEx Ground Stlmnt EWB002 063015	Page 1

Settlement Administration Estimate Alexander v FedEx Ground June 30, 2015	Prepared by Eric Bishop SVP, Client Services 612-359-2988 ebishop@rustconsulting.com

Key Assumptions Used to Prepare this Estimate
Non-OT Subclass	1,950
OT Subclass	350

Total Class Size	2,300

Initial Mailed Notice:
Mailed Notice	2,300	100.0%
Forwarded Notices	58	2.5%
Undeliverable Notices	345	15.0%
Re-Mailed Notices after Trace	276	80.0%

Telephone Support:
Number of Telephone Contacts	575	25.0%
Connect Minutes per Call - CSRs	4.0

Claimant Communications:
Mailed Claim Forms Received	920	50.0%
Web Claim Forms Received	920	50.0%

Total Claims Received	1,840	80.0%

Payments	1,840	100.0%

Standard Hourly Rates*
SVP	$175-$275
Senior Project Administrator	$160-$180
Project Manager	$100-$140
Technical Consultant	$110-$180
Call Center Manager	$125
CSR	$43-$ 50
Processor	$43-$ 50
Other	$43-$125

*	Subject to change

Additional Administration Assumptions Used to Prepare this Estimate:

Database Development: Receive and Process Database assumes that the data provided is complete with respect to the data components needed to mail and calculate settlement payments. Data that includes multiple records for individuals or work history that needs to be accumulated and totaled by individual generally requires additional efforts to bring to a point where it is final settlement data. These additional efforts can take a significant amount of time and should be considered when setting key settlement dates, especially the mailed notice deadline. Data must be provided in a complete, consistent, standardized electronic format. Rust’s standard format is ASCII fixed width complete with field layout. Other formats may be accepted at Rust’s discretion. Resources used to enhance or further develop non-standardized data will be billed on a time and materials basis according to Rust’s Current Standard Hourly Rates.

CASS/NCOA/LACS: CASS - Coding Accuracy Support System; NCOA - National Change of Address; LACS - Locatable Address Conversion System.

Notice Package: Print and Mail per unit price is estimated. Actual prices will be provided after form is finalized prior to mailing. Notice package includes notice, claim form and exclusion form.

Telephone Support: Live Customer Service Representatives (“CSRs”) will be available from the notice mail date until 60 days after fund distribution. Sixty days after fund distribution, an Interactive Voice Response (“IVR”) system will replace live CSR support and provide the caller with an option of leaving a message to have a CSR return the call. One hundred eighty days after fund distribution, case-specific telephone support will be discontinued and the caller will be instructed to call Rust’s tax line with tax specific questions, and otherwise to call class counsel.

Processing & Administration: Receipt and Process Claim Forms includes open, date stamp, label and data capture a 1-page claim form with up to five fields. Validate Claim Forms includes the process of accepting or rejecting claims, handling disputes and curing deficient claims.

Project Management: Project Management fees are estimated and will be billed on actual time expended based on the rates found in the Current Standard Hourly Rates section above. The rates included in the estimate are a blended estimate of the rates listed above.

Out of Pocket Expenses: Includes post office box rental, overnight shipments, postage, labels, travel, long distance and other miscellaneous charges and expenses.

Pricing good for 90 days.

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Alexander v FedEx Ground Stlmnt EWB002 063015	Page 2

Settlement Administration Estimate Alexander v FedEx Ground June 30, 2015	Prepared by Eric Bishop SVP, Client Services 612-359-2988 ebishop@rustconsulting.com

Administrative Task	Estimated Quantity		Per Unit	Task Amount	Total
Database Development
Receive and Process Database				$ 500	$500
Additional Efforts to Finalize Settlement Data				As Incurred
Initial Mailed Notice
CASS / NCOA / LACS Processing				$ 300
Print and Mail Notice Package	2,300	Notices @	$0.50	$ 1,150
Postage - 1 Ounce First Class	2,300	Notices @	$0.49	$ 1,127	$2,577
Supplemental Mailed Notice
Print and Mail Notice Package	78	Notices @		$ 250
Postage - Incremental Cost over 1 oz	78	Notices @	$0.20	$ 16	$266
Follow-up to Initial Notice
Receive Undeliverable Notices and Update Database	345	Notices @	$0.90	$ 311
Address Trace	345	Traces @	$1.00	$ 345
Remail Notice Package	334	Notices @	$0.90	$ 300
Remail Postage - 1 Ounce First Class	334	Notices @	$0.49	$ 163
Reminder Mailing
Reminder Postcard	1,150	Postcards @	$0.30	$ 345
Postage - Postcard Rate	1,150	Postcards @	$0.34	$ 391	$1,855
Website
Develop Static Website	6	Hours @	$200	$ 1,200
Develop Interactive Cababilities to File Claims	18	Hours @	$200	$ 3,600
Monthly Maintenance and Monitoring	4	Months @	$250	$ 1,000	$5,800
Telephone Support
Telephone Support	6	Months @	$350	$ 2,100
800# Charges	2,300	Minutes @	$0.12	$ 276	$2,376
- a minimum of $350 per month will be charged for telephone support
Claims Processing and Administration
Receipt, Process, and Validate Mailed Claim Forms	38	Hours @	$54.00	$ 2,052
Process Disputes	20	Disputes @	$25.00	$ 500
Receipt, Process, and Validate Web Claim Forms	920	Claims @	$0.25	$ 230	$2,782
Additional Administrative Services Requested by Client					As Incurred
Fund Distribution
Print and Mail Payments	1,840	Payments @	$0.90	$ 1,656
Postage - 1 Ounce First Class	1,840	Payments @	$0.49	$ 902
Check Processing	1,840	Payments @	$0.20	$ 368
Monthly Bank Account Fee	6	Months @	$225	$ 1,350	$4,276
Tax Reporting
Annual Fee -Qualified Settlement Fund	1	Year @	$1,500	$ 1,500
Individual Income Tax Reporting (W2 & 1099)	1	Year @	$750	$ 750	$2,250
Project Management
Senior Vice President	2	Hours @	$225	Waived
Project Management	65	Hours @	$140	$ 9,100
Technical Consulting	20	Hours @	$155	$ 3,100	$12,200
Other Charges and Out-of-pocket Costs
					$800

Total Settlement Administration Estimate					$35,681

Client Discount					$(6,000)

Total Settlement Administration Estimate					$29,681

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Alexander v FedEx Ground Stlmnt EWB002 063015	Page 3

Settlement Administration Estimate Alexander v FedEx Ground June 30, 2015	Prepared by Eric Bishop SVP, Client Services 612-359-2988 ebishop@rustconsulting.com

Terms and Conditions

All claims administration services to be provided by Rust Consulting to Customer shall be subject to the following terms and conditions:

1. Services. Subject to the terms hereof, Rust Consulting agrees to provide the Customer with claims administration services (hereinafter, “Claims Services”) as specified in the Proposal provided to Customer to which these Terms and Conditions are attached.

2. Term. The terms of this agreement will remain in effect until completion of the Claims Services, unless earlier terminated in accordance with Section 10 hereof.

3. Charges for Services. Charges to the Customer for Claims Services shall be on a time and materials basis at our prevailing rates, as the same may change from time to time. Any fee estimates set forth in the proposal are estimates only, based on information provided by Customer to Rust Consulting. Actual fees charged by Rust Consulting to Customer may be greater or less than such estimate, and Customer shall be responsible for the payment of all such charges and expenses in accordance with Section 4 hereof. Furthermore, Customer will be responsible for payment of all state and local sales and use taxes, if any, levied upon the charges payable by the Customer hereunder. Rust Consulting may derive financial benefits from financial institutions in connection with the deposit and investment of settlement funds with such institutions, including without limitation, discounts on eligible banking services and fees, and loans at favorable rates.

4. Payment of Charges. Payment by Customer of Rust Consulting’s monthly invoices shall be due upon receipt thereof. Amounts unpaid after thirty (30) days are subject to a service charge at the rate of 1.5% per month or, if less, the highest rate permitted by law. Decisions of the court and actions of the parties, including disapproval or withdrawal of a settlement, do not affect the Customer’s liability to Rust Consulting for payment of Claims Services. Claims Services are not provided on a contingency fee basis.

5. Confidentiality. Rust Consulting agrees to implement and maintain reasonable and appropriate security measures and safeguards to protect the security and confidentiality of Customer data provided to Rust Consulting by Customer in connection herewith. Should Rust Consulting ever be notified of any judicial order or other proceedings in which a third party seeks to obtain access to the confidential data created by or for the Customer, Rust Consulting will promptly notify the Customer, unless prohibited by applicable law. The Customer shall have the option to (1) provide legal representation at the Customer’s expense to avoid such access or (2) promptly reimburse Rust Consulting for any of its costs, including attorneys’ fees, reasonably incurred in avoiding, attempting to avoid or providing such access and not paid by the entity seeking the data. If Rust Consulting is required, pursuant to a court order, to produce documents, disclose data, or otherwise act in contravention of the obligations imposed by this Agreement, or otherwise, with respect to maintaining the confidentiality, proprietary nature and secrecy of the produced documents or disclosed data, Rust Consulting will not be liable for breach of said obligation.

6. Standard Banking Procedures. In accordance with Rust Consulting’s standard banking procedures, Rust Consulting will establish a demand deposit checking account (i e. non-interest bearing) for funds received related to a distribution, unless directed otherwise in writing by the parties or unless the settlement agreement stipulates otherwise. When directed to invest funds in an interest bearing or investment accounts, Rust Consulting intends to invest all funds in U.S. government backed securities, unless directed by the parties in writing or the settlement agreement or distribution plan to invest in other types of securities; however, even in cases where funds are temporarily placed in interest bearing or investment accounts, funds will eventually be migrated to a demand deposit checking account prior to a fund distribution.

7. Rights in Data. Rust Consulting does not convey nor does the Customer obtain any right in the programs, system data, or materials utilized or provided by Rust Consulting in the ordinary course of business in the performance of this Agreement.

8. Document Retention. Unless directed otherwise in writing by Customer, Rust Consulting will destroy undeliverable notice mail on the effective date of the settlement or the date that the disposition of the case is no longer subject to appeal or review, whichever is later. Rust will maintain claim forms and other correspondence for one year after final distribution of funds or benefits, or until the date that the disposition of the case is no longer subject to appeal or review, whichever is later. Rust Consulting will retain all bank and tax documents for such period of time as it determines is required to maintain compliance with various federal and state requirements.

9. Limitation of Liability: Disclaimer of Warranty. Rust Consulting warrants that our services will be performed with reasonable care in a diligent and competent matter. Our sole obligation will be to correct any non-conformance with this warranty. Rust Consulting shall not be liable, whether under theories of contract, negligence or other tort, statutory duty or other theories of liability in an amount exceeding the total charges to the Customer for the specific work affected by the error or omission. Rust Consulting will not be liable for any incidental, special, indirect, consequential or exemplary damages of any kind; or for any lost profits, lost opportunities, business interruption or for any liability incurred by the Customer or others to any third party. THE WARRANTIES SET FORTH HERE N ARE EXCLUSIVE AND ARE N L EU OF ALL OTHER WARRANT ES, EXPRESSED, MPL ED, OR STATUTORY, NCLUD NG BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTAB LITY OR FITNESS FOR USE FOR PARTICULAR PURPOSE.

10. Termination. The Claims Services to be provided under this Agreement may be terminated, at will by the Customer upon at least 30 calendar days’ prior written notice to Rust Consulting. The Customer’s obligation to pay for services or projects in progress at the time of notice of withdrawal shall continue throughout that 30 day period. Rust Consulting may terminate this Agreement (i) with 10 calendar days’ prior written notice, if the Customer is not current in payment of charges or (ii) in any event, upon at least 3 months’ prior written notice to the Customer.

11. Notice. Any notice required or permitted hereunder shall be in writing and shall be delivered personally, by, or sent by registered mail, postage prepaid, or overnight courier service to the responsible officer or principal of Rust Consulting or the Customer, as applicable, and shall be deemed given when so delivered personally, or, if mailed, five days after the date of deposit in United States mail, or, if sent by courier, one business day after delivery to such courier service.

12. Force Majeure. To the extent performance by Rust Consulting of any of its obligations hereunder is substantially prevented by reason of any act of God or by reason of any other matter beyond Rust Consulting’s reasonable control, then such performance shall be excused and this Agreement, at Rust Consulting’s option, be deemed suspended during the continuation of such condition and for a reasonable time thereafter.

13. Nonwaiver of Rights. No failure or delay on the part of a party in exercising any right hereunder will operate as a waiver of, or impair, any such right. No single or partial exercise of any such right will preclude any other or further exercise thereof or the exercise of any other right. No waiver of any such right will be effective unless given in a signed writing.

14. Jurisdiction. The parties hereto irrevocably and unconditionally submit to the jurisdiction of the Court of the applicable case for purposes of any suit, action or proceeding to enforce any provision of, or based on any right arising out of, this Agreement. The parties hereto hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding in the Court.

15. Survival. All accrued payment obligations hereunder, any remedies for breach of this Agreement, this Section and the following Sections will survive any expiration or termination of this Agreement: Section 7 (Rights in Data); Section 5 (Confidentiality), Section 9 (Limitation of Liability; Disclaimer of Warranty), and Section 14 (Jurisdiction).

16. Entire Agreement. These Terms and Conditions and the proposal embody the entire agreement between the parties with respect to the subject matter hereof, and cancels and supersedes all prior negotiations, representations, and agreements related thereto, either written or oral, except to the extent they are expressly incorporated herein. No changes in, additions to, or waivers of, the terms and conditions set forth herein will be binding upon any party, unless approved in writing by such party’s authorized representative.

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Alexander v FedEx Ground Stlmnt EWB002 063015	Page 4

Class Settlement Agreement

EXHIBIT I

(Settlement Administrator Statement)

October     , 2015

Re: Dean Alexander, et al. v. FedEx Ground Package System, Inc., Case No. 3:05-CV-38-EMC

Rust Consulting, Inc., (“Rust”) is the Settlement Administrator in the matter of Dean Alexander, et al. v. FedEx Ground Package System, Inc., Case No. 3:05-CV-38-EMC, in the United States District Court for the Northern District of California (the “Lawsuit”). Rust, as the Settlement Administrator, has agreed to and has established a Qualified Settlement Fund (“QSF”) for the administration of the Lawsuit Settlement. Rust understands that it is obligated to meet the requirements for establishing and administering a QSF as required by Internal Revenue Code section 468B and the regulations thereunder.

The QSF established by Rust is intended to be a Qualified Settlement Fund within the meaning of Internal Revenue Code section 468B and regulations thereunder, and Rust shall be solely responsible for complying with the tax reporting and payment obligations under IRC section 468B and the regulations thereunder as well as any state and local reporting and payment obligations with respect to the QSF. All settlement funds transferred pursuant to the Court-approved Class Action Settlement Agreement shall be treated as assets of the QSF pursuant to Treasury Regulation Section 1.468B-1. Rust has obtained a tax identification number for the QSF in accordance with Treasury Regulation 1.468B-2. The QSF tax identification number is             . Attached is a copy of the SS4 from the IRS for your records.

Rust has established a separate checking account solely for the purpose of distributing the funds of the QSF at US Bank, N.A., pursuant to the terms of the Class Action Settlement Agreement approved by the Court on             , 2015.

It is Rust’s responsibility to timely and properly prepare and deliver the necessary documentation for signature to all necessary parties, and cause all necessary tax reporting and filings for the QSF to occur timely, including information reporting to Class Members, Sub-Class Members, and federal and state agencies. All funds of the QSF shall be distributed in a manner consistent with the terms of the Court-approved Class Action Settlement Agreement and upon approval of the counsel for the parties in the Lawsuit, including distributions to Eligible Class Members, and distributions to Class Representatives as awarded by the Court.

If any questions arise from either the QSF or FXG regarding filing of the information returns, Rust will work with the parties to resolve any such questions. In the event it is determined that the QSF was not properly established or administered as a Qualified Settlement Fund within the meaning of IRC section 468B and the regulations thereunder, any tax liabilities associated with such determination of establishing a QSF shall be satisfied solely by Rust without any recourse against FXG for additional monies. Rust agrees to provide FXG with copies of all QSF tax reporting and filings, including copies of the checks and tax forms issued to Eligible Class Members and Eligible Sub-Class Members, and any other documentation to show that the tax reporting and filings were timely transmitted to the Eligible Class Members, Eligible Sub-Class Members, and the applicable taxing authorities.

The parties will cooperate with one another and comply with reasonable requests received from the other party to resolve any questions or issues raised by taxing authorities with regard to the services provided under this agreement.

Ken A. Wood	FedEx Ground Package System, Inc.

Director of Bank & Tax

Rust Consulting, Inc.